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[LOGO] STATE FARM INSURANCE (R)
Mutual Funds.

                                        State Farm Mutual Fund Trust

                                        Annual Report

                                        Class A Shares / Class B Shares

                                        December 31, 2002

                                        State Farm Equity Fund

                                        State Farm Small Cap Equity Fund

                                        State Farm International Equity Fund

                                        State Farm S&P 500 Index Fund

                                        State Farm Small Cap Index Fund

                                        State Farm Internatioinal Index Fund

                                        State Farm Equity and Bond Fund

                                        State Farm Bond Fund

                                        State Farm Tax Advantaged Bond Fund

                                        State Farm Money Market Fund

                                        Invest with a Good Neighbor (R)

                                        [PHOTO]

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                               Table of Contents

Message from Randall H. Harbert                                                1
Dollar-Cost Averaging                                                          2

Annual Report

   Letter to Shareowners                                                       4
   The Economy and Markets                                                     5
   Management Information                                                     12
   Report of Independent Auditors                                             16

Portfolio of Investments

   Equity Fund                                                                17
   Small Cap Equity Fund                                                      19
   International Equity Fund                                                  22
   Equity and Bond Fund                                                       25
   Bond Fund                                                                  26
   Tax Advantaged Bond Fund                                                   30
   Money Market Fund                                                          33

Financial Statements

   Statements of Assets and Liabilities                                       34
   Statements of Operations                                                   36
   Statements of Changes in Net Assets                                        40
   Notes to Financial Statements                                              44

Financial Highlights                                                          53

Master Index Portfolios
Portfolio of Investments

   S&P 500 Index Fund                                                         73
   Small Cap Index Fund                                                       80
   International Index Fund                                                  101

Financial Statements

   Statements of Assets and Liabilities                                      110
   Statements of Operations                                                  111
   Statements of Change in Net Assets                                        112
   Notes to Financial Statements                                             114
   Independent Accountants' Report                                           119

Service is only a phone call away

Contact your local Registered State Farm Agent or call our Securities Products Department toll free, at 1-800-447-4930.

Fund prices are available to you 24 hours a day, 7 days a week.

Investor Services Representatives are available 7 a.m. - 7 p.m. Central Time Monday through Friday (except holidays), Saturday 8 a.m. - 12 p.m. Central Time.

1-800-447-4930

This report and material must be accompanied or preceded by a prospectus for the State Farm Mutual Fund Trust. Distributor: State Farm VP Management Corp.

Visit our website www.statefarm.com(R)

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The U.S. Economy

Recent economic data suggests the economy may be slowly recovering from its doldrums. The Commerce Department revised the third quarter GDP growth rate upward from 3.1% to 4%.

The Blue Chip Financial Forecasts recent publication indicates that the consensus forecast for U.S. real GDP growth in the fourth quarter of 2002 is 1.4% followed by 2.7% in the first quarter of 2003 and 3.2% in the second quarter.

Consumer spending, particularly purchases of automobiles and housing, has provided most of the impetus for the economic recovery which has occurred thus far. Business spending on capital equipment has been quite slow.

Present conditions suggest that the low level of business investment may persist, and the recovery might be restrained for a while longer. The recent recession in the United States was caused primarily by a boom and bust cycle of business capital spending. Business invested aggressively throughout the late 1990's in response to a very long period of favorable economic growth. Recall that economic growth was strong throughout most of the 1980's and 1990's and was interrupted only by the brief and mild recession in the early 1990's caused by the Gulf War. Also, the development of the Internet caused an unprecedented level of investment in information technology and telecommunications. This large level of business capital spending resulted in significant excess capacity throughout the economy. The economic response has been a decline in business capital spending. This may persist for some time as firms absorb the excess capacity or see it rendered obsolete by technological advances. A large majority of the firms we follow are continuing to reduce their capital spending. Corporations will need to see acceleration in profits and improved operating margins before there can be significant growth in capital spending and jobs.

The typical post World War II recession was caused by rising inflation and rising interest rates which resulted in a decline in consumer spending. The policy response was to lower interest rates which caused a revival in consumer spending. However, low interest rates may not revive business capital spending when significant excess capacity exists, another reason why the economy may recover slowly.

Economic Growth and Inflation

                             [GRAPHIC APPEARS HERE]

Source: GDP-U.S. Department of Commerce
        Inflation-U.S. Bureau of Labor Statistics

Economic growth is represented by the percentage change in Real Gross Domestic Product. Percentage change in the Consumer Price Index - All Items is used for inflation.

The U.S. Equity Market

The U.S. stock market as measured by the S&P 500 Index generated a negative return for the third consecutive year. Over the 12 month period ended December 31, 2002, the S&P 500 Index posted a negative total return of (22.1)%. The cumulative total return of the S&P 500 Index for the 3-year period ending December 31, 2002 was (37.6)%.

The stocks of small and mid-sized companies have tended to outperform the equities of large companies over the past 3 years./1/ The Russell 2000(R) Index is composed of small companies, and over the 12-month period ending December 31, 2002 experienced a negative total return of (20.5)%. The cumulative total return of the Russell 2000 Index for the 3-year period ending December 31, 2002 was (20.1)%.

Even with the decline in common stock prices over the past 3 years, the valuation of the U.S. stock market remains somewhat high based on historical valuation metrics. The S&P 500 was selling at a price/earnings multiple (based on 12 month operating earnings) of 19x. The average price/earnings ratio over the last 76 years has been approximately 15x. The dividend yield on the S&P 500 Index was 1.8% versus a 40-year historical average of about 3%. The valuation disparity perhaps can be explained by the relatively low interest rates which are prevalent now and by depressed corporate earnings from the recent recessionary environment. Also, U.S. financial markets have demonstrated greater liquidity and transparency over the years which tends to decrease transaction costs and increase valuations.

----------
/(1)/ The stocks of small companies are more volatile than the stocks of larger, more established companies.

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The U.S. Bond Market

After focusing on prospects for improving general economic conditions in the first half of 2002, investor concerns about a possible "double dip" in the economy and a potential war in the Middle East caused a rather natural "flight to quality" in the securities markets during the second half of the year. Interest rates on 5-year U.S. Treasury securities were approximately 4.3% on December 31, 2001 and declined to approximately 2.7% at the end of December 31, 2002. During the fourth quarter the yield to maturity on 10-year U.S. Treasury obligations fell to 3.6%, a yield level last seen over 40 years ago. Concerns about corporate credit quality in 2002 made it difficult for corporations to raise capital in the bond market causing credit spreads to widen. In this instance, credit spreads widened because interest rates on good quality corporate bonds decreased less than those on U.S. Treasury securities with comparable maturities.

In November the Federal Open Market Committee added stimulus to the economy by lowering its target for the Federal funds rate 50 basis points to 1.25%. After the November Fed action, yields on 10-year U.S. Treasury securities rose from 3.6% to approximately 4%. Likewise, credit spreads on good quality corporate bonds have tightened on average 20 to 30 basis points. Issuance of commercial paper rose after declining for several months. Many economists do not expect the Fed to begin raising short-term interest rates until there is noticeable improvement on the employment front.

Meaningful changes of long-term interest rates tend to occur cyclically-rising as economic conditions are strengthening and falling during recessionary times. Consequently, even though the future is obviously unknown, it is likely that interest rates have already reached their lowest point in this business cycle if the economic recovery stays on track.

International Economies and Markets

Economic growth in most developed countries was sluggish in 2002. Most of Europe is expected to have grown less than 1% during 2002 while Japan's growth is expected to be slightly negative.

Except for Australia and New Zealand, the stock markets in the developed countries included in the EAFE(R) Free Index experienced negative total returns in U.S. dollars for 2002./1/ The EAFE Free Index, which is a broad stock market index that encompasses markets throughout the developed free world, posted a negative (15.9)% return for 2002.

Interest rates on long-term sovereign government issues declined during 2002 in the countries included in the EAFE Free Index. Except for Canada and Australia, interest rates on short-term sovereign obligations in these countries also fell during the year.

----------
/(1)/ Investing in foreign securities involves risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates.

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                           STATE FARM MUTUAL FUND TRUST

Equity Fund

The Equity Fund seeks long-term growth of capital.

At December 31, 2002, common stocks represented 94.8% of the Equity Fund's total assets. The manager, State Farm Investment Management Corp., seeks to purchase the common stocks of large U.S. companies that are considered well run and able to generate long-term capital appreciation.

The Equity Fund added significantly to common stock positions in consumer products, financial services, oil and gas, technology and healthcare in 2002.

The Equity Fund experienced negative total returns of (18.75)% for Class A shares and (19.15)% for Class B shares excluding sales charges for the year ended December 31, 2002.

The performance of the Equity Fund was helped by its holdings of some consumer products, financial services, and mining and metals. The performance of the telecommunications industry was particularly weak.

See previous sections on the U.S. Economy and U.S. Equity Market. Financial Highlights on pages 53 and 54.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     FOR THE PERIOD ENDED DECEMBER 31,2002,
                       INCLUDING APPLICABLE SALES CHARGES

                             [GRAPHIC APPEARS HERE]

*The S&P 500(R) Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Small Cap Equity Fund

The Small Cap Equity Fund seeks long-term growth of capital.

At December 31, 2002, common stocks made up 92.35% of the Small Cap Equity Fund's total assets. The Fund invests its assets primarily in equity securities of companies with relatively small market capitalizations located in the U.S. These companies typically have market capitalizations of $50 million to $1.5 billion at the time the Fund purchases these securities. The basic investment philosophy of the sub-advisor, Capital Guardian Trust Company ("Capital Guardian"), is to seek undervalued securities that represent good long-term investment opportunities.

Small-cap equities outperformed large caps in 2002, though absolute returns were negative for both asset classes. In the fourth quarter, small-capitalizations lagged large-capitalization stocks, though both benefited from the rebound in technology and cyclical stocks. Energy, technology, producer durables (which includes the semiconductor production equipment companies), and consumer discretionary stocks outperformed financial services and consumer staples stocks.

The Small Cap Equity Fund experienced negative total returns of (26.15)% for Class A shares and (26.55)% for Class B shares excluding sales charges during the twelve months ended December 31, 2002.

The small-cap portfolio has major holdings in media, hotel, restaurant, and leisure companies. These stocks were hurt by the sluggish economic recovery.

See the previous sections on the U.S. Economy and U.S. Equity Market. Financial Highlights on pages 55 and 56.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                   DECEMBER 31, 2002, INCLUDING SALES CHARGES

                             [GRAPHIC APPEARS HERE]

*The Russell 2000(R) Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

----------
Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3% and includes all other applicable fees and expenses. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00,which is the SEC effective registration date for the State Farm Mutual Fund Trust. See Financial Highlights on page 53.

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International Equity Fund

The International Equity Fund seeks long-term growth of capital.

At December 31, 2002, common stocks comprised 96.75% of the International Equity Fund's total assets.

The Fund invests its assets primarily in common stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets. The Fund invests in securities that its sub-advisor, Capital Guardian, thinks are undervalued and represent good long-term investment opportunities.

Most international equity markets rebounded strongly through November to post gains for the fourth quarter, although returns were negative in most markets in 2002. Technology, telecommunications, media, and financials enjoyed the strongest recovery while consumer staples and other defensive industries were relatively weaker. U.S. dollar-based investors benefited from the more than 5% appreciation of the euro against the dollar while the yen was also somewhat stronger.

Investment results of the International Equity Fund showed negative total returns of (17.17)% for Class A shares and (17.59)% for Class B shares excluding sales charges for the year ended December 31, 2002.

After a difficult period earlier in the year, our insurance and reinsurance stocks appreciated from their lows and added to returns. We reduced Japanese holdings in areas such as technology, consumer finance, real estate, and autos (and are underweight for Japan as a whole), however, some stocks in these areas still lowered returns. We also reduced the portfolio's weighting in food and beverage companies, added to certain industrial companies, and sold several basic-industry companies.

See the previous section on the International Economies and Markets. Financial Highlights on pages 57 and 58.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                   DECEMBER 31, 2002, INCLUDING SALES CHARGES

                             [GRAPHIC APPEARS HERE]

*The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE Free is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

S&P 500 Index Fund

The S&P 500 Index Fund seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500(R) Stock Index./1/

The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called the S&P 500 Index Master Portfolio, which holds each of the stocks that make up the S&P 500 Index. Barclays Global Fund Advisors is the investment adviser to the S&P 500 Index Master Portfolio and seeks to achieve investment performance that is similar to the S&P 500 Index by staying as fully invested as practicable in common stocks. The S&P 500 Index contains 500 stocks and is a widely used measure of large U.S. company stock performance.

The Index Master Portfolio satisfactorily tracked, before fees and expenses, the performance of the S&P 500 Index during 2002.

The S&P 500 Index Fund had negative total returns of (22.60)% for Class A shares and (23.00)% for Class B shares excluding sales charges for the year ended December 31, 2002.

See previous section on the U.S. Economy and U.S. Equity Market. Financial Highlights on pages 59 and 60.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                    DECEMBER 31,2002, INCLUDING SALES CHARGES

                             [GRAPHIC APPEARS HERE]

*The S&P 500(R) Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

----------
Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3% and includes all other applicable fees and expenses. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See Financial Highlights on page 53.

/(1)/ "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the State Farm Mutual Fund Trust. The State Farm S&P 500 Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Small Cap Index Fund

The Small Cap Index Fund seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000(R) Small Stock Index./1/

The Small Cap Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called the Russell 2000 Index Master Portfolio. Barclays Global Fund Advisors is the investment adviser to the Russell 2000 Index Master Portfolio and seeks to achieve investment performance that is similar to the Russell 2000 Index by staying as fully invested as possible in common stocks. The Russell 2000 Index Master Portfolio pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000 Index based upon sampling and modeling techniques.

The Russell 2000 Index is an unweighted index of 2,000 small companies that is created by taking the largest 3,000 companies in the U.S. and eliminating the largest 1,000 of those companies.

The Index Master Portfolio satisfactorily tracked, before fees and expenses, the performance of the Russell 2000 Index in 2002.

The Small Cap Index Fund produced negative total returns of (21.06)% for Class A shares and (21.37)% for Class B shares excluding sales charges over the twelve months ended December 31, 2002.

See the previous sections on the U.S. Economy and U.S. Equity Market. Financial Highlights on pages 61 and 62.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                        INVESTMENT FOR THE PERIOD ENDED
                    DECEMBER 31, 2002, INCLUDING SALES CHARGES

                             [GRAPHIC APPEARS HERE]

*The Russell 2000(R) Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

International Index Fund

The International Index Fund seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, and Far East Free Index ("EAFE(R) Free Index")./2/

The International Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called the International Index Master Portfolio. Barclays Global Fund Advisors is the investment adviser to the International Index Master Portfolio. The International index Master Portfolio seeks to match the performance of the EAFE Free Index by investing in common stocks included in the Index and by staying as fully invested as possible in common stocks. The International Index Master Portfolio selects a representative sample of the securities contained in the EAFE Free Index based upon sampling and modeling techniques.

The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore.

The Index Master Portfolio satisfactorily tracked, before fees and expenses, the performance of the EAFE Free Index in 2002.

The International Index Fund experienced negative total returns of (17.08)% on Class A shares and (17.56)% on Class B shares excluding sales charges over the twelve months ended December 31, 2002.

See the previous section on the International Economies and Markets. Financial Highlights on pages 63 and 64.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                   DECEMBER 31, 2002, INCLUDING SALES CHARGES

                             [GRAPHIC APPEARS HERE]

*The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE Free is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

----------
Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3% and includes all other applicable fees and expenses. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See Financial Highlights on page 53.

/(1)/ The Russell 2000(R) Index is a trademark/service mark, and Russell(TM) is a trademark of the Frank Russell Company. The State Farm Small Cap Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

/(2)/ The EAFE(R) Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the "Trust"). The State Farm International Index Fund (the "Fund"), based on the EAFE(R) Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust's Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Equity and Bond Fund

The Equity and Bond Fund seeks long-term growth of principal while providing some current income.

The Equity and Bond Fund invests all of its assets in shares of the Equity Fund and the Bond Fund. It is managed by State Farm Investment Management Corp. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the Equity Fund and approximately 40% of its net assets in shares of the Bond Fund. The mix of assets was in line with these targets on December 31, 2002.

Negative total returns of (7.93)% on Class A shares and (8.25)% on Class B shares excluding sales charges occurred for the period ended December 31, 2002.

See the previous sections on the U.S. Economy, U.S. Equity Market and U.S. Bond Market. Financial Highlights on pages 65 and 66.


                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                   DECEMBER 31, 2002, INCLUDING SALES CHARGES

                             [GRAPHIC APPEARS HERE]

*See footnotes for the Equity Fund and the Bond Fund for description of indices.

Bond Fund

The Bond Fund seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds.

The Bond Fund is managed by State Farm Investment Management Corp. and invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations and mortgage backed securities.

Asset class composition of the Fund's portfolio changed somewhat over the last twelve months. Most notable is an increase in holdings of mortgage-backed securities, while investments in corporate bonds were reduced somewhat. The weighted average maturity of the portfolio was at 5.2 years at the end of 2002, down from 6.7 years at the end of 2001.

The Bond Fund provided total returns of 9.02% for Class A shares and 8.59% for Class B shares excluding sales charges for the period ended December 31, 2002.

The Bond Fund holds two securities which are not income producing: $500,000 face amount of Enron Corp 6.40% Notes due 7/15/06 and $500,000 face amount of WorldCom Inc. 7.50% Notes due 5/15/11. At December 31, 2002, Enron holdings represented .05% of the Fund's total net assets and WorldCom holdings were .10% of total net assets.

See the previous section on the U.S. Bond Market. Financial Highlights on pages 67 and 68.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     FOR THE PERIOD ENDED DECEMBER 31, 2002,
                       INCLUDING APPLICABLE SALES CHARGES

                             [GRAPHIC APPEARS HERE]

*The Lehman Brothers Aggregate Bond Index contains approximately 6,742 U.S. Government corporate and collateralized bonds with maturity greater than 1 year and an outstanding par value of at least $150 million.

The Lehman Brothers Aggregate Bond Index represents an unmanaged group of bonds and mortgage-backed securities that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

----------
Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3% and includes all other applicable fees and expenses. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See Financial Highlights on page 53.

Tax Advantaged Bond Fund

The Tax Advantaged Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.

The Tax Advantaged Bond Fund is managed by State Farm Investment Management Corp. and invests primarily in a diversified selection of municipal bonds. Dividends from the Fund largely will be exempt from federal income tax, but a portion of those dividends may be subject to state and local taxes and (if applicable) the alternative minimum tax. The Fund may hold bonds with maturities of one to thirty years.

The fund's assets remain invested in generally high quality municipal bonds. At December 31, 2002 the weighted average maturity of the fund was slightly more than ten years.

The Tax Advantaged Bond Fund produced total returns of 11.64% for Class A shares and 11.20% for Class B shares excluding sales charges for the period ended December 31, 2002.

See the previous section on the U.S. Bond market. Financial Highlights on pages 69 and 70.

                        COMPARISON OF CHANGE IN VALUE OF
                    $10,000 INVESTMENT FOR THE PERIOD ENDED
                    DECEMBER 31,2002,INCLUDING SALES CHARGES

                             [GRAPHIC APPEARS HERE]

*The Lehman Brothers Municipal Bond Index includes approximately 46,070 municipal bonds which are selected to be representative of the market. To be included in the Index, a municipal bond must meet the following criteria: have a minimum credit rating of Baa assigned by Moody's Investors Service, Inc.; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least 5 million; have been issued since January 1,1991; fixed rate coupon; and have a maturity of at least one year.

The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that differ from the composition of the Tax Advantaged Bond Fund. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Money Market Fund

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Financial Highlights on pages 71 and 72.

----------
Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3% and includes all other applicable fees and expenses. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00,which is the SEC effective registration date for the State Farm Mutual Fund Trust. See Financial Highlights on page 53.

MANAGEMENT INFORMATION

             Management Information - State Farm Mutual Fund Trust

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

                                                                                                          Number of
                                                                                                         Portfolios
                                           Length of                                                      in Fund         Other
                            Position     Time Served                                                      Complex     Directorships
   Name, Address,          Held with       and Term            Principal Occupation(s) During the         Overseen       Held by
      and Age                Trust         of Office                     Past 5 Years                    by Trustee      Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Thomas M. Mengler,          Trustee     Began service   DEAN and PROFESSOR OF LAW -                         20            None
1000 LaSalle Avenue                     in 2000 and     University of St. Thomas School of Law
Minneapolis, MN                         serves until    (since 6/2002); DEAN - University of Illinois
55403                                   successor is    College of Law (8/1993-6/2002);
Age 49                                  elected or      TRUSTEE - State Farm Variable Product Trust,
                                        appointed.      State Farm Associates' Funds Trust.

James A. Shirk,             Trustee     Began service   DIRECTOR and PRESIDENT - Beer Nuts, Inc.            20            None
103 North Robinson                      in 2000 and     (manufacturer of snack foods); TRUSTEE -
Bloomington, Illinois                   serves until    State Farm Variable Product Trust, State Farm
61701                                   successor is    Associates' Funds Trust.
Age 58                                  elected or
                                        appointed.

Victor J. Boschini,         Trustee     Began service   PRESIDENT (since 1999) and VICE PRESIDENT           20            None
1000 Gregory St.,                       in 2000 and     (1997-1999) - Illinois State University;
Normal, Illinois                        serves until    TRUSTEE - State Farm Variable Product Trust,
61761                                   successor is    State Farm Associates' Funds Trust.
Age 46                                  elected or
                                        appointed.

David L. Vance,             Trustee     Began service   PRESIDENT (since 2000) - Caterpillar                20            None
100 N.E. Adams St.                      in 2000 and     University; CHIEF ECONOMIST AND MANAGER
Peoria, Illinois                        serves until    of the Business Intelligence Group (since
61629                                   successor is    1994)- Caterpillar, Inc.; TRUSTEE - State Farm
Age 50                                  elected or      Variable Product Trust, State Farm Associates'
                                        appointed.      Funds Trust.

Donald A. Altorfer,         Trustee     Began service   CHAIRMAN - Altorfer, Inc. (dealer in heavy          20            None
4200 Rodger Street                      in 2000 and     machinery and equipment); TRUSTEE - State
Springfield, Illinois                   serves until    Farm Variable Product Trust,
62703                                   successor is    State Farm Associates' Funds Trust
Age 59                                  elected or
                                        appointed.

MANAGEMENT INFORMATION

             Management Information - State Farm Mutual Fund Trust

II. Information about Officers and Interested Trustees of State Farm Mutual Fund Trust

                                                                                                          Number of
                                                                                                         Portfolios
                                          Length of                                                       in Fund         Other
                            Position     Time Served                                                      Complex     Directorships
    Name, Address,         Held with      and Term             Principal Occupation(s) During the         Overseen      Held by
       and Age               Trust        of Office                     Past 5 Years                     by Trustee     Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Edward B. Rust, Jr.*,     Trustee and   Began service   CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE              20        DIRECTOR-
One State Farm Plaza,     President     in 2000 and     OFFICER, and DIRECTOR - State Farm Mutual                     McGraw-Hill
Bloomington, Illinois                   serves until    Automobile Insurance Company; PRESIDENT                       Corporation
61710                                   successor is    and DIRECTOR - State Farm VP Management
Age 52                                  elected or      Corp.; State Farm Investment Management
                                        appointed.      Corp.; PRESIDENT and TRUSTEE - State Farm
                                                        Variable Product Trust, State Farm
                                                        Associates' Funds Trust.

Michael L. Tipsord*,      Trustee,      Began service   SENIOR VICE PRESIDENT and TREASURER (since          20          None
One State Farm Plaza,     Senior Vice   in 2000 and     12/2002), VICE PRESIDENT and TREASURER
Bloomington, Illinois     President     serves until    (7/2001 TO 12/2002), VICE PRESIDENT and
61710                     and           removed.        ASSISTANT TREASURER (1/1999 to 7/2001), and
Age 43                    Treasurer                     EXECUTIVE ASSISTANT (1/1998 to 1/1999), -
                                                        State Farm Mutual Automobile Insurance
                                                        Company; DIRECTOR, SENIOR VICE PRESIDENT
                                                        and TREASURER (since 12/2002), VICE PRESIDENT
                                                        and ASSISTANT SECRETARY-TREASURER
                                                        (6/2001 to 12/2002) and ASSISTANT
                                                        SECRETARY-TREASURER (before 6/2001) -
                                                        State Farm Investment Management Corp.,
                                                        State Farm VP Management Corp.; TRUSTEE,
                                                        SENIOR VICE PRESIDENT and TREASURER
                                                        (since 12/2002), VICE PRESIDENT and ASSISTANT
                                                        SECRETARY-TREASURER (6/2001 TO 12/2002),
                                                        and ASSISTANT SECRETARY-TREASURER
                                                        (before 6/2001), - State Farm Variable Product
                                                        Trust, State Farm Associates' Funds Trust.

Jack W. North,            Senior Vice   Began service   EXECUTIVE VICE PRESIDENT - FINANCIAL                N/A           N/A
One State Farm Plaza,     President     in 2001 and     SERVICES (since 2001) and SENIOR VICE
Bloomington, Illinois                   serves until    PRESIDENT (1998-2001) - State Farm Mutual
61710                                   removed.        Automobile Insurance Company; SENIOR VICE
Age 54                                                  PRESIDENT and DIRECTOR (since 2001) -
                                                        State Farm Investment Management Corp.,
                                                        State Farm VP Management Corp.; TRUSTEE,
                                                        SENIOR VICE PRESIDENT and TREASURER
                                                        (since 12/2002), VICE PRESIDENT and ASSISTANT
                                                        SECRETARY-TREASURER (6/2001 to 12/2002),
                                                        and ASSISTANT SECRETARY-TREASURER
                                                        (before 6/2001) SENIOR VICE PRESIDENT
                                                        (since 2001) - State Farm Variable Product
                                                        Trust, State Farm Associates' Funds Trust.

MANAGEMENT INFORMATION

                                                                                                          Number of
                                                                                                         Portfolios
                                          Length of                                                       in Fund         Other
                            Position     Time Served                                                      Complex     Directorships
    Name, Address,         Held with       and Term            Principal Occupation(s) During the         Overseen       Held by
       and Age               Trust         of Office                     Past 5 Years                    by Trustee      Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Paul N. Eckley,           Senior Vice   Began service   SENIOR VICE PRESIDENT - INVESTMENTS                 N/A          N/A
One State Farm Plaza,     President     in 2000 and     - State Farm Mutual Automobile Insurance
Bloomington, Illinois                   serves until    Company; SENIOR VICE PRESIDENT - State Farm
61710                                   removed.        Investment Management Corp., State Farm
Age 48                                                  Variable Product Trust, State Farm
                                                        Associates' Funds Trust.

Susan D. Waring,          Vice          Began service   SENIOR VICE PRESIDENT and CHIEF                     N/A          N/A
One State Farm Plaza,     President     in 2000 and     ADMINISTRATIVE OFFICER (since 2001) -
Bloomington, Illinois                   serves until    State Farm Life Insurance Company; VICE
61710                                   removed.        PRESIDENT (1997-2001) - State Farm Mutual
Age 53                                                  Automobile Insurance Company; SENIOR VICE
                                                        PRESIDENT and DIRECTOR (since 2001) -
                                                        State Farm VP Management Corp.; VICE
                                                        PRESIDENT - State Farm Investment
                                                        Management Corp., State Farm Variable
                                                        Product Trust, State Farm
                                                        Associates' Funds Trust.

Donald E. Heltner         Vice          Began service   VICE PRESIDENT - FIXED INCOME -                     N/A          N/A
One State Farm Plaza,     President     in 2000 and     State Farm Mutual Automobile Insurance
Bloomington, Illinois                   serves until    Company; VICE PRESIDENT - State Farm
61710                                   removed.        Investment Management Corp.,
Age 55                                                  State Farm Variable Product Trust, State
                                                        Farm Associates' Funds Trust.

John S. Concklin,         Vice          Began service   VICE PRESIDENT - COMMON STOCKS - State              N/A          N/A
One State Farm Plaza,     President     in 2000 and     Farm Mutual Automobile Insurance Company;
Bloomington, Illinois                   serves until    VICE PRESIDENT - State Farm Investment
61710                                   removed.        Management Corp., State Farm Variable
Age 56                                                  Product Trust, State Farm Associates' Funds
                                                        Trust.

MANAGEMENT INFORMATION

                                                                                                          Number of
                                                                                                         Portfolios
                                           Length of                                                      in Fund         Other
                            Position     Time Served                                                      Complex     Directorships
    Name, Address,         Held with      and Term            Principal Occupation(s) During the          Overseen       Held by
       and Age               Trust        of Office                     Past 5 Years                     by Trustee      Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Randall H. Harbert,        Vice         Began service   VICE PRESIDENT - MUTUAL FUNDS (since                N/A          N/A
Three State Farm Plaza     President    in 2001 and     9/2001), ADMINISTRATIVE ASSISTANT (6/2001
Bloomington, Illinois                   serves until    to 9/2001), AGENCY FIELD EXECUTIVE (6/1999
61791                                   removed.        TO 6/2001), REGIONAL ADMINISTRATIVE
Age 39                                                  ASSISTANT (6/1998 to 6/1999), and AGENCY
                                                        FIELD CONSULTANT (6/1997 to 6/1998) - State
                                                        Farm Mutual Automobile Insurance Company; VICE
                                                        PRESIDENT (since 2001) - State Farm
                                                        Investment Management Corp., State Farm VP
                                                        Management Corp., State Farm Variable
                                                        Product Trust, State Farm
                                                        Associates' Funds Trust.

David R. Grimes            Vice         Began service   ASSISTANT VICE PRESIDENT - State Farm               N/A          N/A
Three State Farm Plaza,    President    in 2000 and     Mutual Automobile Insurance Company; VICE
Bloomington, Illinois      and          serves until    PRESIDENT AND SECRETARY - State Farm
61791                      Secretary    removed and     Investment Management Corp., State Farm VP
Age 60                                  successor is    Management Corp., State Farm Variable Product
                                        appointed.      Trust, State Farm Associates' Funds Trust.

----------
*Messrs. Rust and Tipsord are "interested" Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Mutual Fund Trust (the "Trust"), (ii) a Director of State Farm Investment Management Corp., the Trust's investment advisor, (iii) a Director of State Farm VP Management Corp., the Trust's distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-4930 to request a copy of the SAI.

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Class A & Class B Shareowners
State Farm Mutual Fund Trust -
Equity Fund
Small Cap Equity Fund
International Equity Fund
S&P 500 Index Fund
Small Cap Index Fund
International Index Fund
Equity and Bond Fund
Bond Fund
Tax Advantaged Bond Fund
Money Market Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund, and Money Market Fund, (collectively, the Funds) comprising the State Farm Mutual Fund Trust as of December 31, 2002, the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002 by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Mutual Fund Trust at December 31, 2002, the results of their operations and changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP
                                                --------------------------------

Chicago, Illinois

January 31, 2003

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002

                                                            Shares      Value
                                                            ------   -----------
Common Stocks (93.9%)

Agriculture, Foods, & Beverage (8.2%)
Archer-Daniels-Midland Co.                                  31,850   $   394,940
Campbell Soup Co.                                            8,000       187,760
Hershey Foods Corp.                                          9,100       613,704
JM Smucker Co.                                               2,810       111,866
Kellogg Co.                                                 26,700       915,009
McCormick & Co. Inc.                                        34,000       788,800
Pepsico Inc.                                                38,700     1,633,914
Sara Lee Corp.                                              12,900       290,379
Sysco Corp.                                                 36,100     1,075,419
The Coca-Cola Co.                                           44,700     1,958,754
                                                                     -----------
                                                                       7,970,545
                                                                     -----------
Banks (7.5%)
Bank of America Corp.                                       11,600       807,012
Bank of New York Inc.                                        1,800        43,128
Fifth Third Bancorp                                         15,300       895,815
M&T Bank Corp.                                              10,100       801,435
Northern Trust Corp.                                        11,600       406,580
Popular Inc. ADR                                            18,900       638,820
SouthTrust Corp.                                            38,600       959,210
SunTrust Banks Inc.                                         17,200       979,024
Wells Fargo & Co.                                           36,100     1,692,007
                                                                     -----------
                                                                       7,223,031
                                                                     -----------
Chemicals (3.1%)
Air Products & Chemicals Inc.                               21,300       910,575
EI du Pont de Nemours and Co.                               16,000       678,400
Sigma-Aldrich Corp.                                         15,300       745,110
The Dow Chemical Co.                                        23,100       686,070
                                                                     -----------
                                                                       3,020,155
                                                                     -----------
Computer Software & Services (4.2%)
Automatic Data Processing Inc.                              13,500       529,875
Check Point Software Technologies Ltd. (a)                  10,950       142,022
Electronic Data Systems Corp.                                9,700       178,771
Intuit Inc. (a)                                              2,700       126,684
Microsoft Corp. (a)                                         53,700     2,776,290
SAP AG                                                       4,300       340,875
                                                                     -----------
                                                                       4,094,517
                                                                     -----------
Computers (3.2%)
Hewlett-Packard Co.                                         49,500       859,320
International Business Machines Corp.                       28,900     2,239,750
                                                                     -----------
                                                                       3,099,070
                                                                     -----------
Consumer & Marketing (7.8%)
Colgate-Palmolive Co.                                       25,600    1,342,208
Kimberly Clark Corp.                                         2,700      128,169
McDonald's Corp.                                            35,800      575,664
Nestle SA ADR                                               34,200    1,797,210

                                                            Shares      Value
                                                           -------   -----------
Common Stocks (Cont.)

Consumer & Marketing (Cont.)
The Gillette Co.                                            32,900   $   998,844
The Procter & Gamble Co.                                    23,900     2,053,966
Unilever NV ADR                                             11,100       684,981
                                                                     -----------
                                                                       7,581,042
                                                                     -----------
Electronic/Electrical Mfg. (6.5%)
Agilent Technologies Inc. (a)                               12,000       215,520
Applied Materials Inc. (a)                                  16,600       216,298
Emerson Electric Co.                                        10,100       513,585
General Electric Co.                                       134,300     3,270,205
Intel Corp.                                                 86,400     1,345,248
KLA Tencor Corp. (a)                                         5,300       187,461
Linear Technology Corp.                                     14,900       383,228
Texas Instruments Inc.                                      11,800       177,118
                                                                     -----------
                                                                       6,308,663
                                                                     -----------
Financial Services (4.2%)
American Express Co.                                         9,500       335,825
Citigroup Inc.                                              59,900     2,107,881
First Data Corp.                                             8,200       290,362
MBNA Corp.                                                  45,000       855,900
Wachovia Corp.                                              13,500       491,940
                                                                     -----------
                                                                       4,081,908
                                                                     -----------
Health Care (16.2%)
Abbott Laboratories                                         22,400       896,000
Allergan Inc.                                                7,900       455,198
Amgen Inc. (a)                                               8,700       420,558
Baxter International Inc. (a)                               19,500       546,000
Beckman Coulter Inc.                                         2,000        59,040
Biomet Inc.                                                 18,050       517,313
Bristol-Myers Squibb Co.                                     8,200       189,830
Eli Lilly & Co.                                             32,000     2,032,000
GlaxoSmithKline PLC ADR                                      3,300       123,618
Johnson & Johnson                                           54,200     2,911,082
Medtronic Inc.                                              17,200       784,320
Merck & Co. Inc.                                            31,700     1,794,537
Novartis AG-ADR                                             11,700       429,741
Pfizer Inc.                                                108,900     3,329,073
Pharmacia Corp.                                              6,700       280,060
Teva Pharmaceutical Industries Ltd.                         15,600       602,316
Wyeth                                                        9,600       359,040
                                                                     -----------
                                                                      15,729,726
                                                                     -----------
Machinery & Manufacturing (4.2%)
3M Co.                                                      10,500     1,294,650
AptarGroup Inc.                                             19,500       609,180
Caterpillar Inc.                                            26,600     1,216,152
Illinois Tool Works Inc.                                    15,000       972,900
                                                                     -----------
                                                                       4,092,882
                                                                     -----------

                See accompanying notes to financial statements.

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                               December 31, 2002

                                                            Shares      Value
                                                           -------   -----------
Common Stocks (Cont.)

Media & Broadcasting (3.6%)
Lee Enterprises Inc. Class B                                 3,800   $   127,376
Reuters Group PLC ADR                                       16,400       282,080
The Walt Disney Co.                                         84,200     1,373,302
Viacom Inc. Class B (a)                                     42,300     1,724,148
                                                                     -----------
                                                                       3,506,906
                                                                     -----------
Mining & Metals (3.3%)
BHP Billiton Plc                                           197,010     1,053,114
Newmont Mining Corp. Holding Co.                             3,600       104,508
Nucor Corp.                                                 18,300       755,790
Rio Tinto PLC ADR                                           15,600     1,240,668
                                                                     -----------
                                                                       3,154,080
                                                                     -----------
Oil & Gas (11.1%)
Anadarko Petroleum Corp.                                    14,300       684,970
BP Amoco PLC ADR                                            47,800     1,943,070
ChevronTexaco Corp.                                         22,800     1,515,744
Devon Energy Corp.                                           5,900       270,810
Exxon Mobil Corp.                                          106,200     3,710,628
Royal Dutch Petroleum Co. ADR                               31,300     1,377,826
Tidewater Inc.                                              13,100       407,410
Tom Brown Inc. (a)                                          13,200       331,320
Western Gas Resources Inc.                                  13,600       501,160
                                                                     -----------
                                                                      10,742,938
                                                                     -----------
Retailers (4.2%)
Home Depot Inc.                                             19,200       460,032
Wal-Mart Stores Inc.                                        61,400     3,101,314
Walgreen Co.                                                18,300       534,177
                                                                     -----------
                                                                       4,095,523
                                                                     -----------
Telecom & Telecom Equipment (5.9%)
ADC Telecommunications Inc. (a)                             56,100       117,249
AT&T Wireless Services Inc. (a)                             35,000       197,750
BellSouth Corp.                                             38,400       993,408
Cisco Systems Inc. (a)                                      39,600       518,760
Corning Inc. (a)                                            37,500       124,125
Lattice Semiconductor Corp. (a)                              3,900        34,203
LM Ericsson Telephone Co. ADR                               16,520       111,345
Motorola Inc.                                               22,900       198,085
Nokia Corp. ADR                                             33,100       513,050
SBC Communications Inc.                                     59,500     1,613,045
Verizon Communications                                      25,700       995,875
Vodafone Group PLC ADR                                      16,500       298,980
                                                                     -----------
                                                                       5,715,875
                                                                     -----------

                                                            Shares      Value
                                                            ------   -----------
Common Stocks (Cont.)

Utilities & Energy (0.7%)
Duke Energy Corp.                                           31,800   $   621,372
                                                                     -----------
Total Common Stocks
(cost $111,577,951)                                                   91,038,233
                                                                     -----------

                                                         Shares or
                                                         principal
                                                          amount        Value
                                                        ----------   -----------
Short-term Investments (5.9%)
Toyota Motor Credit Corp.,
   1.280%, 01/07/2003                                   $2,000,000   $ 1,999,573
FCAR Owner Trust Series I,
   1.370%, 01/06/2003                                    1,000,000       999,810
JP Morgan Vista Treasury Plus Money Market Fund          2,684,622     2,684,622
                                                                     -----------
Total Short-term Investments (cost $5,684,005)                         5,684,005
                                                                     -----------
TOTAL INVESTMENTS (99.8%) (cost $117,261,956)                         96,722,238

OTHER ASSETS, NET OF LIABILITIES (0.2%)                                  239,388
                                                                     -----------
NET ASSETS (100.0%)                                                  $96,961,626
                                                                     ===========

(a)  Non-income producing security.

At December 31, 2002, net unrealized depreciation of $20,539,718 consisted of gross unrealized appreciation of $1,943,780 and gross unrealized depreciation of $22,483,498 based on cost of $117,261,956 for federal income tax purposes.

ADR - American Depository Receipt

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002

                                                             Shares     Value
                                                             ------   ----------
Common Stocks (92.4%)

Consumer Discretionary (19.3%)
ADVO Inc. (a)                                                 8,000   $  262,640
Alloy Inc. (a)                                               15,600      170,820
American Eagle Outfitters Inc. (a)                           25,900      356,902
American Greetings Corp. (a)                                  6,700      105,860
Beazer Homes USA Inc. (a)                                     3,700      224,220
Borders Group Inc. (a)                                        9,300      149,730
Borg Warner Inc.                                              7,200      363,024
California Pizza Kitchen Inc. (a)                            17,900      451,080
CEC Entertainment Inc. (a)                                    9,800      300,860
Charlotte Russe Holding Inc. (a)                             17,800      188,858
Charter Communications Inc. (a)                              43,100       50,858
Christopher & Banks Corp. (a)                                 7,100      147,325
Cox Radio Inc. (a)                                            7,000      159,670
Emmis Communications Corp. (a)                               17,100      356,193
Entercom Communications Corp. (a)                             5,300      248,676
Entravision Communications Corp. (a)                         14,000      139,720
Gaiam Inc. (a)                                               10,900      113,033
Galyan's Trading Co. (a)                                      2,000       20,000
Genesco Inc. (a)                                              9,000      167,670
Gray Television Inc.                                         11,100      108,225
Insight Communications Inc. (a)                              53,300      659,854
International Speedway Corp.                                  9,800      365,442
J Jill Group Inc. (a)                                         5,700       79,686
Kellwood Co.                                                  7,600      197,600
Landry's Seafood Restaurants Inc.                            10,600      225,144
Libbey Inc.                                                   8,100      210,600
Lithia Motors Inc. (a)                                       12,500      196,125
Martha Stewart Living Omnimedia Inc. (a)                     17,100      168,777
Mediacom Communications Corp. (a)                            65,100      573,531
Novel DenimHoldings Ltd. (a)                                  1,800        5,641
NVR Inc. (a)                                                    700      227,850
Pixar Inc. (a)                                                3,300      174,867
Polaris Industries Inc.                                       3,800      222,680
Radio One Inc. Class A (a)                                    4,000       58,480
Radio One Inc. Class D (a)                                   40,200      580,086
Ruby Tuesday Inc.                                            33,600      580,944
School Speciality Inc. (a)                                    8,500      169,830
Speedway Motorsports Inc.                                    16,600      427,948
Vans Inc. (a)                                                20,000      113,600
Wesco International Inc. (a)                                  2,000       10,980
Williams-Sonoma Inc. (a)                                      6,000      162,900
World Wrestling Entertainment (a)                            13,300      107,065
XM Satellite Radio Holdings (a)                               8,600       23,134
Young Broadcasting Inc. (a)                                   5,200       68,484
                                                                      ----------
                                                                       9,696,612
                                                                      ----------
Consumer Staples (3.6%)
Adolph Coors Co. Class B                                      3,700      226,625
Corn Products International Inc.                             14,300      430,859
Hain Celestial Group Inc. (a)                                 7,700      117,040
International Multifoods Corp. (a)                            8,100      171,639
Performance Food Group Co. (a)                               11,100      376,945

                                                             Shares     Value
                                                             ------   ----------
Common Stocks (Cont.)

Consumer Staples (Cont.)
Robert Mondavi Corp. (a)                                      4,100   $  127,100
Steiner Leisure Ltd. (a)                                     14,000      195,160
Tootsie Roll Industries Inc.                                  5,825      178,711
                                                                      ----------
                                                                       1,824,079
                                                                      ----------
Energy (5.0%)
Cabot Oil & Gas Corp.                                        16,100      398,958
Helmerich & Payne Inc.                                       12,600      351,666
Hydril Co. (a)                                               23,000      542,110
Premcor Inc. (a)                                              6,500      144,495
San Juan Basin Realty                                        33,800      463,060
Seacor Smit Inc. (a)                                          8,600      382,700
Spinnaker Exploration Co. (a)                                10,500      231,525
                                                                      ----------
                                                                       2,514,514
                                                                      ----------
Financial Services (16.1%)
American Capital Strategies Ltd.                             23,000      496,570
AmeriCredit Corp.(a)                                        106,300      822,762
Annaly Mortgage Management Inc.                              34,100      641,080
Anthracite Capital Inc.                                      17,500      190,750
Citizens Banking Corp.                                       24,700      612,066
Everest Re Group Ltd.                                         6,200      342,860
First American Corp.                                         18,000      399,600
First Community Bancorp CA                                    1,000       32,931
First Midwest Bancorp Inc.                                   13,000      347,230
Fulton Financial Corp.                                       14,962      264,229
Harbor Florida Bancshares Inc.                               16,000      360,320
Insignia Financial Group Inc. (a)                            30,000      217,500
Max Re Capital Ltd.                                           5,000       55,100
Medallion Financial Corp.                                    24,000       93,600
Meristar Hospitality Corp. Inc.                              21,100      139,260
MFA Mortgage Investments Inc.                                26,200      220,080
Montpelier Re Holdings Ltd. (a)                               3,400       97,920
Pan Pacific Retail Properties Inc.                            1,300       47,489
Philadelphia Consolidated Holding Corp. (a)                   5,100      180,540
SL Green Realty Corp.                                        21,400      676,240
South Financial Group Inc.                                    5,500      113,630
Southern Financial Bancorp                                    9,100      273,910
Sterling Bancshares Inc.                                     32,300      394,706
Trammell Crow Co. (a)                                        20,200      181,800
Umpqua Holdings Corp.                                         5,900      107,675
Waypoint Financial Corp.                                     19,000      338,200
WR Berkley Corp.                                             11,250      445,612
                                                                      ----------
                                                                       8,093,660
                                                                      ----------
Health Care (9.0%)
3-Dimensional Pharmaceuticals (a)                            11,000       35,090
Aclara Biosciences Inc. (a)                                  27,000       56,700
American Pharmaceutical Partners (a)                          8,100      144,180
AMN Healthcare Services Inc. (a)                              5,700       96,387
Amylin Pharmaceuticals Inc. (a)                               6,200      100,068

                 See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 2002

                                                             Shares     Value
                                                             ------   ----------
Common Stocks (Cont.)

Health Care (Cont.)
Antigenics Inc. (a)                                          16,000   $  163,840
ChromaVision Medical Systems Inc. (a)                        32,000       42,560
Conceptus Inc. (a)                                           17,300      207,254
CTI Molecular Imaging Inc. (a)                               10,200      251,532
Diversa Corp. (a)                                            12,500      113,125
Durect Corp. (a)                                             12,400       25,048
Genaissance Pharmaceuticals Inc. (a)                         11,000        9,570
Gene Logic Inc. (a)                                          11,300       71,077
Heska Corp. (a)                                              64,000       22,400
ILEX Oncology Inc. (a)                                       14,200      100,252
Illumina Inc. (a)                                            31,300      105,481
Kendle International Inc. (a)                                18,000      158,418
Lexicon Genetics Inc. (a)                                    13,300       62,909
Lifepoint Hospitals Inc. (a)                                  3,400      101,766
Medsource Technologies Inc. (a)                              15,000       97,350
Orthodontic Centers of America Inc. (a)                       8,400       91,644
Scios Inc. (a)                                               10,600      345,348
Sepracor Inc. (a)                                            14,400      139,248
Sicor Inc. (a)                                                4,500       71,325
SonoSite Inc. (a)                                             5,500       71,885
Tanox Inc. (a)                                               15,900      143,895
Transkaryotic Therapies Inc. (a)                             16,400      162,360
Triad Hospitals Inc. (a)                                      7,600      226,708
Trimeris Inc. (a)                                            10,000      430,900
Wilson Greatbatch Technologies (a)                           19,800      578,160
Wright Medical Group, Inc. (a)                               15,900      277,598
                                                                      ----------
                                                                       4,504,078
                                                                      ----------
Industrials (9.2%)
Actuant Corp. (a)                                             2,300      106,835
America West Holdings Corp. (a)                               4,500        8,100
ANC Rental Corp. (a)                                         36,400        1,820
Arbitron Inc. (a)                                            12,000      402,000
Astec Industries Inc. (a)                                     6,500       64,545
Briggs & Stratton Corp.                                       8,700      369,489
Columbus McKinnon Corp. (a)                                  18,000       68,778
CoStar Group Inc. (a)                                        13,000      239,850
CP Ships Ltd.                                                20,500      278,390
Cummins Inc.                                                  6,800      191,284
Devry Inc. (a)                                                9,000      149,490
Donaldson Inc.                                                4,300      154,800
Expressjet Holdings Inc. (a)                                 33,000      338,250
Gardner Denver Inc. (a)                                       9,300      188,790
Kirby Corp. (a)                                               1,500       41,085
Oshkosh Truck Corp.                                           4,400      270,600
Pentair Inc.                                                  4,300      148,565
Power-One Inc. (a)                                           32,000      181,440
Quanta Services Inc. (a)                                     25,200       88,200
Rayovac Corp. (a)                                            13,400      178,622
Resources Connection Inc. (a)                                11,500      266,915
SCS Transportation Inc. (a)                                   1,000        9,910
Unova Inc. (a)                                               36,100      216,600

                                                             Shares     Value
                                                             ------   ----------
Common Stocks (Cont.)

Industrials (Cont.)
Werner Enterprises Inc.                                      11,333   $  244,000
West Corportation (a)                                         6,200      102,920
York International Corp.                                     12,300      314,511
                                                                      ----------
                                                                       4,625,789
                                                                      ----------
Materials & Processes (6.6%)
AptarGroup Inc.                                              20,800      649,792
Ferro Corp.                                                  44,400    1,084,692
Graftech International Ltd. (a)                              20,900      124,564
Lyondell Chemical Co.                                         8,900      112,496
NOVA Chemicals Corp.                                         17,500      320,250
Scotts Co. (a)                                               15,700      769,928
Spartech Corp.                                               12,200      251,686
                                                                      ----------
                                                                       3,313,408
                                                                      ----------
Technology (20.3%)
Acclaim Entertainment Inc. (a)                               61,700       40,722
Advanced Energy Industries Inc. (a)                          39,200      498,624
Advanced Fibre Communications Inc. (a)                        5,300       88,404
Alliance Fiber Optic Products Inc. (a)                       23,500       13,395
ASM International NV (a)                                     18,200      234,780
Aspect Communications (a)                                    35,000       99,400
Avanex Corp. (a)                                              9,000        9,432
Cable Design Technologies Corp. (a)                          31,400      185,260
Click Commerce (a)                                           10,120       20,442
Click2Learn.Com Inc. (a)                                     23,300       17,475
CNET Networks Inc. (a)                                       30,100       81,571
Credence Systems Corp. (a)                                   53,500      499,155
Cymer Inc. (a)                                               13,800      445,050
Digital Insight Corp. (a)                                    16,000      139,040
Earthlink Inc. (a)                                           34,700      189,115
Electro Scientific Industries Inc. (a)                       25,400      508,000
Emcore Corp. (a)                                             32,100       70,299
Exar Corp. (a)                                               27,000      334,800
Fair Isaac & Co. Inc.                                         3,892      166,189
FEI Co. (a)                                                  35,200      538,208
Gateway Inc. (a)                                            131,800      413,852
Helix Technology Corp.                                       30,800      344,960
Homestore Inc. (a)                                           79,200       67,320
Intergraph Corp. (a)                                          9,600      170,496
Ixia (a)                                                     28,200      102,930
Kulicke & Soffa Industries Inc. (a)                         106,200      607,464
Lendingtree Inc. (a)                                         23,100      297,528
LTX Corp. (a)                                                79,600      479,988
MatrixOne Inc. (a)                                           22,100       95,030
MKS Instruments Inc. (a)                                     14,400      236,592
Monolithic System Technology (a)                              7,700       93,016
Nanometrics Inc. (a)                                         14,500       60,755
National Instruments Corp. (a)                                2,900       94,221
NetRatings Inc. (a)                                          12,000       86,388
Newport Corp. (a)                                            11,500      144,440
NIC Inc. (a)                                                 45,000       64,800

                 See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                               December 31, 2002

                                                         Shares        Value
                                                       ----------   -----------
Common Stocks (Cont.)

Technology (Cont.)
Novell Inc. (a)                                            59,000   $   197,060
Optical Communication Products (a)                         22,600        24,408
Photon Dynamics Inc. (a)                                   13,300       303,240
Pinnacle Systems Inc. (a)                                  12,000       163,320
Polycom Inc. (a)                                           21,100       200,872
Power Integrations Inc. (a)                                12,300       209,100
Proquest Co. (a)                                           12,900       252,840
Quest Software Inc. (a)                                    17,700       182,487
Rudolph Technologies Inc. (a)                               5,400       103,464
Saba Software Inc. (a)                                      8,300         8,798
Therma-Wave Inc. (a)                                       31,000        32,550
THQ Inc. (a)                                               19,600       259,700
TriQuint Semiconductor Inc. (a)                             9,564        40,551
Veeco Instruments Inc. (a)                                 40,100       463,556
Witness Systems Inc. (a)                                   12,400        42,656
Zygo Corp. (a)                                             22,800       159,372
                                                                    -----------
                                                                     10,183,115
                                                                    -----------

Telecommunication Services (0.6%)
American Tower Corp. (a)                                   35,000       123,550
Commonwealth Telephone Enterprises Inc. (a)                 5,600       200,704
                                                                    -----------
                                                                        324,254
                                                                    -----------

Utilities (2.7%)
Energen Corp.                                              16,900       491,790
New Jersey Resources Corp.                                 11,100       350,649
Southwest Gas Corp.                                        12,500       293,125
WGL Holdings Inc.                                           9,400       224,848
                                                                    -----------
                                                                      1,360,412
                                                                    -----------

Total Common Stocks (cost $59,403,116)                               46,439,921
                                                                    -----------

                                                        Principal
                                                         amount         Value
                                                       ----------   -----------
Corporate Bonds (0.1%)

Telecommunication Services (0.1%)
American Tower Convertible Bond 6.250%, 10/15/2009     $   63,000   $    42,761
                                                                    -----------

Total Corporate Bonds (cost $43,653)                                     42,761
                                                                    -----------

                                                        Shares or
                                                        Principal
                                                         amount        Value
                                                       ----------   -----------
Short-term Investments (8.2%)
CDC Commercial Paper, 1.310%, 01/17/2003               $1,500,000   $ 1,499,126
JP Morgan 100% US Treasury Securities
   Money Market Fund                                    1,521,847     1,521,847
JP Morgan Vista Treasury Plus Money Market Fund         1,121,206     1,121,206
                                                                    -----------

Total Short-term Investments (cost $4,142,179)                        4,142,179
                                                                    -----------

TOTAL INVESTMENTS (100.7%) (cost $63,588,948)                        50,624,861

LIABILITIES, NET OF OTHER ASSETS (-0.7%)                               (337,846)
                                                                    -----------
NET ASSETS (100.0%)                                                 $50,287,015
                                                                    ===========

(a)  Non-income producing security.

At December 31, 2002, net unrealized depreciation of $12,985,010 consisted of gross unrealized appreciation of $3,619,091 and gross unrealized depreciation of $16,604,101 based on cost of $63,609,871 for federal income tax purposes.

ADR - American Depository Receipt

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002

                                                            Shares     Value
                                                            ------   ----------
Common Stocks (96.8%)

Australia (3.2%)
Australian & New Zealand Bank Group                         16,900   $  165,110
BHP Ltd.                                                    37,343      213,434
Brambles Industries Ltd.                                     8,500       22,496
Fosters Brewing Group Ltd.                                  80,970      205,178
National Australia Bank Ltd.                                 9,293      166,145
News Corp. Ltd. ADR                                         16,109      104,135
Western Mining Corp. Holding Ltd.                           24,400       67,324
WMC Resources Ltd.                                          24,400       57,982
Woolworths Ltd.                                             36,400      233,666
                                                                     ----------
                                                                      1,235,470
                                                                     ----------
Canada (3.0%)
Abitibi Consolidated Inc.                                   13,900      105,583
Alcan Aluminum Ltd                                           2,500       73,427
BCE Inc. COM                                                18,400      330,310
Placer Dome Inc.                                               200        2,261
Suncor Energy Inc.                                           7,000      108,514
Telus Corp.                                                 11,900      122,179
Thompson Corp.                                              10,300      274,353
Thomson Corp.                                                5,700      151,827
                                                                     ----------
                                                                      1,168,454
                                                                     ----------
Denmark (0.0%)
Novo Nordisk                                                   600       17,335
                                                                     ----------
Finland (2.1%)
Nokia OYJ                                                   38,600      613,674
UPM-Kymmene                                                  5,900      189,458
                                                                     ----------
                                                                        803,132
                                                                     ----------
France (10.3%)
Accor SA                                                     3,800      115,085
Air Liquide SA                                               1,912      252,210
Banque National Be Paris                                    11,100      452,303
Bouygues                                                    16,300      455,339
Essilor International                                        3,300      135,923
Groupe Danone                                                1,700      228,705
LMVH Co.                                                       400       16,433
Renault SA                                                   7,400      347,740
Sanofi-Synthelabo                                           20,700    1,265,335
Schneider SA                                                 4,800      227,123
Stmicroelectronics NV                                        1,000       19,650
Television Francaise                                         3,700       98,855
Vivendi Universal                                           22,700      366,610
                                                                     ----------
                                                                      3,981,311
                                                                     ----------

Germany (4.0%)
Allianz AG Holding                                           1,100      104,641
Bayerische Motoren Werke A                                   3,800      115,324
Daimler Chrysler AG                                          5,000      153,999
Deutsche Bank AG                                             1,600       73,709
Deutsche Telekom AG                                         21,700      278,956

                                                            Shares      Value
                                                           -------   ----------
Common Stocks (Cont.)

Germany (Cont.)
Epcos AG (a)                                                 3,500   $   36,251
Infineon Technologies AG (a)                                 7,300       53,548
Metro AG                                                     4,700      112,206
Muenchener Rueckversicherungs Namensaktie                    1,300      155,520
Siemans                                                      8,350      354,879
Thyssen Krupp                                                7,800       87,174
                                                                     ----------
                                                                      1,526,207
                                                                     ----------
Greece (0.2%)
Hellenic Telecommunications                                  5,200       57,297
                                                                     ----------
Hong Kong (3.4%)
Cheung Kong                                                 34,000      221,265
Hang Lung Properties Ltd.                                   75,000       72,615
Hang Seng Bank                                              18,400      195,837
Hong Kong Land Holdings Ltd.                                50,000       69,000
Hutchison Whampoa                                           29,000      181,473
Johnson Electric Holdings                                  158,000      173,231
Li & Fung Ltd.                                             124,000      117,664
Shangri-La Asia Ltd.                                       146,000       95,484
Sun Hung Kai Properties                                     11,000       65,167
Swire Pacific Ltd.                                          31,500      120,371
                                                                     ----------
                                                                      1,312,107
                                                                     ----------
Ireland (0.7%)
CRH PLC                                                     15,625      193,483
Irish Permanent PLC                                          5,400       58,456
                                                                     ----------
                                                                        251,939
                                                                     ----------
Italy (1.7%)
Assicurazione Generali SpA                                   3,900       80,216
ENI SpA                                                     35,900      570,749
                                                                     ----------
                                                                        650,965
                                                                     ----------

Japan (18.8%)
ACOM Co. Ltd. (b)                                            1,300       42,698
ACOM Co. Ltd.                                                2,200       72,327
Advantest Corp.                                              6,500      291,396
Aeon Co.                                                    15,000      355,186
Aiful Corp.                                                  2,255       84,750
Canon Inc.                                                   5,000      188,338
Chubu Electric Power Co.                                     3,600       64,313
Chugai Pharm Co.                                            12,000      114,266
Dai Nippon Printing Co. Ltd.                                 7,000       77,450
Daiwa Securities                                            25,000      111,023
Fuji Soft ABC Inc.                                           2,400       37,920
Hirose Electronics Co. Ltd.                                  1,300       99,250
Hitachi Ltd.                                                21,000       80,518
Honda Motor Co. Ltd.                                         2,400       88,784
Hoya Corp.                                                   3,000      210,078
Japan Airlines System Corp.                                 23,000       49,036

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 2002

                                                             Shares      Value
                                                            --------   ---------
Common Stocks (Cont.)

Japan (Cont.)
Japan Telecom Co. Ltd.                                            25   $  77,526
Kansai Electric Power                                          6,000      90,655
Keyence Corp.                                                    500      87,006
Mitsubishi Estate Co. Ltd.                                    21,000     159,974
Mitsubishi Heavy                                              73,000     178,397
Mitsubishi Motor Corp                                         40,000      85,952
Mitsui Fudosan                                                29,000     188,169
Mitsui Marine & Fire Insurance                                18,830      86,637
Murata Manufacturing Co. Ltd.                                  2,700     105,798
NEC Corp.                                                     41,000     153,402
Nikko Securities Co.                                          46,000     155,052
Nikon Corp.                                                   15,000     112,749
Nintendo Corp. Ltd.                                            1,100     102,798
Nissan Motors                                                 57,000     444,782
Nitto Denko Corp.                                                900      25,634
Nomura Holdings Securities Co. Ltd.                           16,000     179,861
NTT Docomo                                                       139     256,518
Orix Corp.                                                     3,900     251,412
Rohm Co.                                                       2,700     343,785
Sankyo Co. Ltd.                                                8,000     100,379
Sekisui House Ltd.                                            22,000     155,727
Shin-Etsu Chemical Co.                                         2,400      78,672
Shionogi & Co. Ltd.                                            7,000      98,981
Sony Corp.                                                     8,500     355,271
Suzuki Motor Corp.                                            19,000     206,539
Takeda Chemical Industries Ltd.                                2,000      83,593
TDK Corp.                                                      3,000     120,839
Tokyo Electron Ltd.                                            9,900     447,990
Tokyu Corp.                                                   48,000     169,075
Toray Industries                                              61,000     129,534
Ushio Inc.                                                     7,000      76,683
Yamanouchi Pharmaceutical                                      3,000      86,964
Yamato Transport Co. Ltd.                                      6,000      78,368
                                                                       ---------
                                                                       7,242,055
                                                                       ---------
Luxembourg (0.1%)
Societe Europeenne Satel-FDR                                   7,800      52,386
                                                                       ---------

Netherlands (10.6%)
ABN Amro Holdings                                             27,880     455,827
Aegon NV                                                      57,699     742,332
ASML Holding NV (a)                                           10,800      90,215
Hagemeyer NV                                                   8,700      62,995
Heineken NV                                                   17,250     673,397
ING Group                                                     14,000     237,121
Koninklije Philips Electric NV                                   200       3,500
Numico NV                                                      3,500      44,074
Philips Electronics NV                                         9,000     157,724
Royal KPN NV (a)                                              61,600     400,782
Royal Dutch Petroleum Co.                                     22,500     990,497
Royal Dutch Petroleum Co. ADR                                  2,200      96,800

                                                             Shares      Value
                                                            --------   ---------
Common Stocks (Cont.)

Netherlands (Cont.)
VNU NV                                                       5,664     $ 147,703
                                                                       ---------
                                                                       4,102,967
                                                                       ---------
New Zealand (0.4%)
Telecom New Zealand                                           69,700     165,147
                                                                       ---------

Norway (1.2%)
Norsk Hydro ASA                                                3,200     143,423
Norske Skogindustrier Class A                                  4,400      62,243
Statoil ASA                                                   30,500     257,551
                                                                       ---------
                                                                         463,217
                                                                       ---------
Singapore (2.4%)
DBS Group Holdings (b)                                        52,000     329,778
Singapore Airlines                                            21,000     123,495
Singapore Telecom Ltd. (b)                                   499,000     356,840
Singapore Telecom Ltd.                                        45,200      32,208
Venture Manufacturing                                         10,000      80,138
                                                                       ---------
                                                                         922,459
                                                                       ---------
Spain (2.1%)
Banco Bilbao Vizcaya Argenta                                  40,700     389,519
Inditex                                                       14,400     340,155
Telefonica SA (a)                                              7,918      70,877
                                                                       ---------
                                                                         800,551
                                                                       ---------
Sweden (1.5%)
ASSA Abloy AB Class B                                         19,700     224,960
Ericsson AB Class B (a)                                       93,399      65,389
Forenings Sparbanken Class A                                  16,100     190,318
Svenska Handelbanken                                           8,000     106,504
                                                                       ---------
                                                                         587,171
                                                                       ---------
Switzerland (11.2%)
CIE Fincanc Richemont Units                                   24,207     451,681
Credit Suisse Group (a)                                       13,158     285,485
Holcim Ltd.                                                    2,133     387,201
Nestle SA                                                      2,543     538,872
Novartis AG                                                   17,663     644,463
Roche Holding AG                                               3,097     215,807
ST Microelectronics NV                                        15,900     311,683
Stratec Holding AB                                               134      82,181
Swiss Reinsurance                                             10,228     670,919
Swisscom AG                                                    1,722     498,778
UBS AG (a)                                                     4,500     218,703
                                                                       ---------
                                                                       4,305,773
                                                                       ---------
United Kingdom (19.9%)
ARM Holdings (a)                                              35,400      27,354
Astrazenca PLC                                                39,500   1,387,189
BAE Systems PLC                                              113,200     225,981

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 2002

                                                            Shares      Value
                                                           --------   ----------
Common Stocks (Cont.)

United Kingdom (Cont.)
Barclays PLC                                                 27,300   $  169,208
BG Group PLC                                                 54,100      233,414
Billiton PLC                                                 36,610      195,527
BOC Group PLC                                                11,000      157,254
Brambles Industries PLC                                      24,000       58,728
Centrica PLC                                                 28,400       78,182
Compass Group PLC                                            17,300       91,908
GlaxoSmithKline PLC                                           4,500       86,354
HBOS PLC                                                     21,600      227,768
Marks & Spencer Group PLC                                    21,047      106,733
MM02 PLC                                                    106,000       75,514
National Grid Group PLC                                      35,100      257,957
Pearson PLC                                                  34,400      318,159
Prudential PLC                                               35,800      253,013
Reuters Group PLC                                            55,600      158,883
Royal Bank of Scotland Group PLC                             27,000      646,790
Shire Pharmaceuticals Group                                   7,000       44,795
Smiths Group PLC                                             36,000      403,085
Standard Chartered PLC                                       23,900      271,643
Unilever PLC                                                 38,200      363,454
Vodafone Group PLC                                          955,900    1,742,797
Xstrata PLC                                                   6,500       67,913
                                                                      ----------
                                                                       7,649,603
                                                                      ----------
Total Common Stocks
(cost $50,360,794)                                                    37,295,546
                                                                      ----------

                                                        Principal
                                                          amount        Value
                                                        ----------   -----------
Repurchase Agreement (2.9%)
IBT Repurchase Agreement (c)
   1.00% to be repurchased at
   $1,131,309 on 01/02/2003                             $1,131,246   $ 1,131,246
                                                                     -----------

Total Repurchase Agreement
(cost $1,131,246)                                                      1,131,246
                                                                     -----------
TOTAL INVESTMENTS (99.7%)
(cost $51,492,040)                                                    38,426,792

CASH AND OTHER ASSETS, NET OF
   LIABILITIES (0.3%)                                                    121,572
                                                                     -----------
NET ASSETS (100.0%)                                                  $38,548,364
                                                                     ===========

INTERNATIONAL FUND INDUSTRY CLASSES

                     Industry                                  Value        %
---------------------------------------------------------   -----------   -----
Communications                                              $ 6,303,337    16.4
Health Care                                                   4,443,781    11.5
Machinery, Manufacturing, & Construction                      4,362,803    11.3
Consumer Goods & Services                                     4,229,013    11.0
Banks                                                         3,947,276    10.2
Real Estate & Other Financial                                 3,826,857     9.9
Mining & Refining                                             2,442,827     6.3
Retail                                                        2,428,902     6.3
Transportation                                                2,046,806     5.3
Agriculture, Foods, & Beverage                                2,026,040     5.3
Utilities & Energy                                              489,607     1.3
Chemicals                                                       488,136     1.3
Insurance                                                       260,161     0.7
                                                            -----------   -----
Total Stocks                                                 37,295,546    96.8
Short-term Investments                                        1,131,246     2.9
Cash and Other Assets, net of Liabilities                       121,572     0.3
                                                            -----------   -----
Net Assets                                                  $38,548,364   100.0%
                                                            ===========   =====

(a)  Nonincome producing security
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from reg-istration, normally to qualified institutional buyers. At December 31, 2002, the value of these securities amounted to $729,316 or 1.9% of net assets.
(c) Repurchase agreement is fully collaterized by U.S. Treasury or Government Agency Securities.

At December 31, 2002, net unrealized depreciation of $13,243,812 consisted of gross unrealized appreciation of $1,170,374 and gross unrealized depreciation of $14,414,186 based on cost of $51,670,604 for federal income tax purposes.

Aproximately 32.7% of the investment securities are denominated in the Euro, followed by 18.9% in the Japanese Yen, 15.1% in the British Pound, 9.2% in the Swiss Franc, 7.6% in the United States Dollar, 5.2% in the Swedish Krone, 3.2% in the Australian Dollar and 3.2% in the Hong Kong Dollar. The remaining investment securities, representing 4.9% of total investments, are denominated in five currencies, each of which represents less than 1.8% of total investments.

                 See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002


                                                         Shares        Value
                                                        ---------   -----------
Common Stocks (100.0%)

Financial Services (100.0%)
State Farm Mutual Fund Trust Bond Fund
   Institutional Shares (40.6%)                         3,160,327   $33,878,700
State Farm Mutual Fund Trust Equity
   Fund Institutional Shares (59.4%)                    7,771,721    49,583,581
                                                                    -----------
                                                                     83,462,281
                                                                    -----------
Total Common Stocks
(cost $95,809,216)                                                   83,462,281
                                                                    -----------

Short-term Investments (1.0%)
JP Morgan Vista Treasury Plus Money
   Market Fund                                            834,193       834,193
                                                                    -----------

Total Short-term Investments
(cost $834,193)                                                         834,193
                                                                    -----------
TOTAL INVESTMENTS (101.0%)
(cost $96,643,409)                                                   84,296,474

LIABILITIES, NET OF OTHER ASSETS (-1.0%)                               (866,147)
                                                                    -----------
NET ASSETS (100.0%)                                                 $83,430,327
                                                                    ===========

At December 31, 2002, net unrealized depreciation of $12,360,708 consisted of gross unrealized appreciation of $1,713,939 and gross unrealized depreciation of $14,074,647 based on cost of $96,657,182 for federal income tax purposes.

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002

                                                       Principal
                                                         amount         Value
                                                      ------------   ----------
Corporate Bonds (27.6%)

Aerospace/Defense (0.5%)
Lockheed Martin Corp.
7.700%, 06/15/2008                                     $  500,000    $  588,271
                                                                     ----------
Agriculture, Foods, & Beverage (1.4%)
ConAgra Inc.
7.875%, 09/15/2010                                        500,000       604,660
Kellogg Co.
6.600%, 04/01/2011                                        500,000       563,122
General Mills Inc.
6.000%, 02/15/2012                                        500,000       543,822
                                                                     ----------
                                                                      1,711,604
                                                                     ----------
Automotive (1.1%)
Daimler Chrysler North America
6.400%, 05/15/2006                                        500,000       538,979
Goodyear Tire & Rubber Co.
7.857%, 08/15/2011                                        500,000       374,440
Ford Motor Co.
7.450%, 07/16/2031                                        500,000       434,934
                                                                     ----------
                                                                      1,348,353
                                                                     ----------
Banks (0.5%)
Wells Fargo & Co
7.250%, 08/24/2005                                        500,000       561,261
                                                                     ----------

Building Materials & Construction (0.4%)
Masco Corp.
   6.750%, 03/15/20                                       500,000       539,844
                                                                     ----------

Chemicals (1.3%)
Rohm & Haas Co.
6.950%, 07/15/2004                                        500,000       533,432
PPG Industries Inc.
7.400%, 08/15/2019                                        500,000       537,837
The Dow Chemical Co.
7.375%, 11/01/2029                                        500,000       541,043
                                                                     ----------
                                                                      1,612,312
                                                                     ----------
Commercial Service/Supply (0.4%)
Pitney Bowes Inc.
4.625%, 10/01/2012                                        500,000       497,833
                                                                     ----------

Computers (0.9%)
Hewlett-Packard Co.
7.150%, 06/15/2005                                        500,000       549,556
International Business Machines Corp.
4.250%, 09/15/2009                                        500,000       510,530
                                                                     ----------
                                                                      1,060,086
                                                                     ----------
Consumer & Marketing (1.7%)
The Procter & Gamble Co.
4.000%, 04/30/2005                                        500,000       521,761

                                                       Principal
                                                         amount         Value
                                                      ------------   ----------
Corporate Bonds (Cont.)

Consumer & Marketing (Cont.)
The Gillette Co.
4.000%, 06/30/2005                                     $  500,000    $  523,625
Kimberly Clark Corp.
6.250%, 07/15/2018                                      1,000,000     1,099,006
                                                                     ----------
                                                                      2,144,392
                                                                     ----------
Electronic/Electrical Mfg. (0.7%)
Raytheon Co.
6.550%, 03/15/2010                                        500,000       541,958
Emerson Electric Co.
7.125%, 08/15/2010                                        315,000       366,414
                                                                     ----------
                                                                        908,372
                                                                     ----------
Financial Services (3.1%)
Household Finance Corp.
8.000%, 05/09/2005                                        500,000       540,011
Morgan Stanley Dean Witter& Co.
7.750%, 06/15/2005                                        500,000       557,855
General Electric Capital Corp.
6.800%, 11/01/2005                                        500,000       556,246
Caterpillar Financial Services Corp.
5.950%, 05/01/2006                                        500,000       540,667
Citigroup Inc.
7.250%, 10/01/2010                                        500,000       580,434
General Motors Acceptance Corp.
6.875%, 09/15/2011                                        500,000       498,630
Goldman Sachs Group Inc.
5.500%, 11/15/2014                                        500,000       503,977
                                                                     ----------
                                                                      3,777,820
                                                                     ----------
Forest Products (1.3%)
Westvaco Corp.
6.850%, 11/15/2004                                        375,000       398,906
International Paper Co.
6.750%, 09/01/2011                                        500,000       556,355
Willamette Industries Inc.
9.000%, 10/01/2021                                        500,000       613,018
                                                                     ----------
                                                                      1,568,279
                                                                     ----------
Health Care (1.3%)
Pfizer Inc.
3.625%, 11/01/2004                                        500,000       515,369
Merck & Co. Inc.
4.125%, 01/18/2005                                        500,000       521,051
Abbott Laboratories
6.400%, 12/01/2006                                        500,000       559,852
                                                                     ----------
                                                                      1,596,272
                                                                     ----------
Machinery & Manufacturing (0.9%)
Deere & Co.
7.850%, 05/15/2010                                        500,000       598,191

                See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                               December 31, 2002

                                                       Principal
                                                         amount         Value
                                                      ------------   ----------
Corporate Bonds (Cont.)

Machinery & Manufacturing (Cont.)
Goodrich Corp.
7.625%, 12/15/2012                                     $  500,000    $  516,286
                                                                     ----------
                                                                      1,114,477
                                                                     ----------
Media & Broadcasting (0.9%)
The Walt Disney Co.
5.500%, 12/29/2006                                        500,000       529,118
Knight-Ridder Inc.
9.875%, 04/15/2009                                        500,000       639,120
                                                                     ----------
                                                                      1,168,238
                                                                     ----------
Mining & Metals (0.5%)
Alcoa Inc.
7.375%, 08/01/2010                                        500,000       591,028
                                                                     ----------

Oil & Gas (1.8%)
Enron Corp. (a)
6.400%, 07/15/2006                                        500,000        65,000
ChevronTexaco
3.500%, 09/17/2007                                        500,000       508,974
Phillips Petroleum Co.
8.750%, 05/25/2010                                        500,000       625,712
Marathon Oil Corp.
6.125%, 03/15/2012                                        500,000       533,033
Southern California Gas
4.800%, 10/01/2012                                        500,000       503,540
                                                                     ----------
                                                                      2,236,259
                                                                     ----------
Retailers (0.9%)
Target Corp.
7.500%, 02/15/2005                                        500,000       552,256
Albertsons Inc.
7.500%, 02/15/2011                                        500,000       575,258
                                                                     ----------
                                                                      1,127,514
                                                                     ----------
Telecom & Telecom Equipment (4.1%)
Sprint Capital Corp.
5.875%, 05/01/2004                                        500,000       495,000
Motorola Inc.
6.750%, 02/01/2006                                        500,000       517,500
AT&T Corp.
7.000%, 11/15/2006                                        500,000       534,402
Cingular Wireless
5.625%, 12/15/2006                                        500,000       525,682
GTE North Inc.
5.650%, 11/15/2008                                        500,000       536,066
Vodafone Group PLC
7.750%, 02/15/2010                                        500,000       589,692
Deutsche Telekom International Financial
8.500%, 06/15/2010                                        500,000       575,867

                                                       Principal
                                                         amount         Value
                                                      ------------   ----------
Corporate Bonds (Cont.)

Telecom & Telecom Equipment (Cont.)
WorldCom Inc. (b)
7.500%, 05/15/2011                                     $  500,000    $  117,500
Telstra Corp. Ltd.
6.375%, 04/01/2012                                        500,000       553,198
Alltel Corp.
7.000%, 07/01/2012                                        500,000       576,228
                                                                     ----------
                                                                      5,021,135
                                                                     ----------
Utilities & Energy (3.9%)
Dominion Resources Inc.
7.625%, 07/15/2005                                        500,000       548,509
Duke Energy Field Services
7.500%, 08/16/2005                                        500,000       527,066
Progress Energy Inc.
6.750%, 03/01/2006                                        505,000       542,404
Alabama Power Co.
7.125%, 10/01/2007                                        300,000       345,824
Puget Sound Energy Inc.
7.690%, 02/01/2011                                        500,000       557,445
Reliant Energy
7.750%, 02/15/2011                                        500,000       420,552
Oncor Electric Delivery (c)
6.375%, 05/01/2012                                        500,000       514,981
Tampa Electric Co.
6.875%, 06/15/2012                                        500,000       548,927
Northern States Power Co. (c)
8.000%, 08/28/2012                                        500,000       566,810
Georgia Power
5.125%, 11/15/2012                                        200,000       206,956
                                                                     ----------
                                                                      4,779,474
                                                                     ----------
Total Corporate Bonds
(cost $32,350,501)                                                   33,952,824
                                                                     ----------

                                                       Principal
                                                         amount         Value
                                                      ------------   ----------
Foreign GovernmentBonds (0.5%)

Province of Ontario
5.500%, 10/01/2008                                        500,000       552,792

Total Foreign Government Bonds
(cost $470,413)                                                         552,792
                                                                        -------

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND
                  PORTFOLIO OF INVESTMENTS (Continued)
                               December 31, 2002

                                                         Principal
                                                          amount        Value
                                                        ----------   -----------
Government Agency Securities
   (43.4%)

Agency Notes & Bonds (9.7%)
Federal Home Loan Mortgage Corp.
5.750%, 07/15/2003                                      $  750,000   $   767,955
3.750%, 04/15/2004                                       1,500,000     1,544,607
3.250%, 11/15/2004                                         900,000       925,214
7.000%, 07/15/2005                                       1,000,000     1,121,798
2.875%, 09/15/2005                                       1,000,000     1,019,138
6.625%, 09/15/2009                                       1,000,000     1,173,040
Federal National Mortgage Association
2.875%, 10/15/2005                                       1,000,000     1,018,999
5.500%, 02/15/2006                                         500,000       546,805
6.625%, 10/15/2007                                         500,000       578,830
6.625%, 11/15/2010                                       1,000,000     1,174,120
4.375%, 09/15/2012                                       1,500,000     1,504,146
7.125%, 01/15/2030                                         500,000       617,022
                                                                     -----------
                                                                      11,991,674
                                                                     -----------
Mortgage-Backed Securities (33.7%)
Federal Home Loan Mortgage Corp.
6.000%, 11/01/2028                                         845,535       878,014
6.500%, 06/01/2029                                       1,114,992     1,162,077
7.500%, 12/01/2030                                          95,097       101,164
7.000%, 07/01/2031                                         257,301       270,438
6.500%, 09/01/2031                                         321,516       335,059
6.000%, 11/01/2032                                       1,998,125     2,069,005
Federal National Mortgage Association
6.000%, 09/01/2013                                       1,727,765     1,815,451
5.500%, 12/01/2016                                         553,436       574,604
5.500%, 01/01/2017                                         444,008       460,990
5.500%, 01/01/2017                                       1,840,794     1,911,199
6.500%, 01/01/2017                                         433,196       458,001
5.500%, 02/01/2017                                       1,840,632     1,911,030
5.000%, 03/01/2017                                       1,921,527     1,972,911
6.000%, 04/01/2017                                         432,440       452,518
7.500%, 09/01/2029                                         683,658       726,410
8.000%, 03/01/2030                                         274,301       295,708
6.500%, 05/01/2030                                       1,046,184     1,090,042
7.000%, 08/01/2030                                         167,454       176,184
6.500%, 08/01/2031                                         331,487       345,308
7.000%, 08/01/2031                                         519,998       546,956
6.500%, 10/01/2031                                         723,953       754,138
6.000%, 11/01/2031                                         660,161       683,404
7.000%, 01/01/2032                                         756,429       795,645
6.000%, 03/01/2032                                         453,655       469,627
6.500%, 03/01/2032                                         397,396       413,965
6.000%, 05/01/2032                                         544,766       563,921
6.500%, 05/01/2032                                       2,844,998     2,963,567
7.000%, 06/01/2032                                       1,804,498     1,897,987
6.000%, 08/01/2032                                         973,900     1,008,143
5.500%, 10/01/2032                                       2,972,134     3,036,501
6.500%, 10/01/2032                                       2,988,948     3,113,515
6.000%, 11/01/2032                                       1,980,059     2,049,680

                                                        Principal
                                                          amount        Value
                                                        ----------   -----------
Government Agency Securities
   (Cont.)
Mortgage-Backed Securities (Cont.)
Government National Mortgage
   Association
6.000%, 05/15/2017                                      $  949,810   $ 1,001,456
6.500%, 06/15/2028                                       1,019,733     1,071,930
6.000%, 11/15/2028                                         610,102       637,880
6.500%, 03/15/2029                                       1,058,675     1,112,521
7.000%, 06/15/2029                                         911,179       966,748
7.500%, 08/20/2030                                         462,402       492,745
6.500%, 11/15/2031                                         324,293       340,598
6.000%, 01/15/2032                                         451,033       470,206
                                                                     -----------
                                                                      41,397,246
                                                                     -----------
Total Government Agency Securities
(cost $51,480,737)                                                    53,388,920
                                                                     -----------

                                                          Principal
                                                            amount       Value
                                                          ---------   ----------
U.S. Treasury Obligations (19.3%)

U.S. Treasury Bonds
7.250%, 05/15/2016                                        1,000,000    1,280,469
7.500%, 11/15/2016                                        1,500,000    1,961,601
8.125%, 08/15/2019                                          750,000    1,044,668
6.250%, 08/15/2023                                        1,000,000    1,174,844
6.875%, 08/15/2025                                        1,000,000    1,264,805

U.S. Treasury Notes
7.250%, 05/15/2004                                        3,000,000    3,240,936
4.625%, 05/15/2006                                        1,000,000    1,078,516
6.500%, 10/15/2006                                        3,000,000    3,445,782
6.125%, 08/15/2007                                        1,750,000    2,012,363
5.625%, 05/15/2008                                        1,000,000    1,134,531
6.000%, 08/15/2009                                        1,100,000    1,278,922
5.750%, 08/15/2010                                        1,000,000    1,149,766
5.000%, 08/15/2011                                        2,000,000    2,193,124

U.S. Treasury Notes
4.000%, 11/15/2012                                        1,500,000    1,521,212
                                                                      ----------
Total U.S. Treasury Obligations
(cost $22,128,978)                                                    23,781,539
                                                                      ----------

                                                           Shares or
                                                           principal
                                                             amount      Value
                                                           ---------   ---------
Short-term Investments (8.2%)
FCAR Owner Trust Series I,
   1.370%, 01/06/2003                                      2,000,000   1,999,619
General Electric Capital Corp.,
   1.350%, 01/03/2003                                      1,000,000     999,925

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                               December 31, 2002

                                                        Shares or
                                                       principal
                                                         amount        Value
                                                       ----------   ------------
Short-term Investments (Cont.)
General Electric Capital Corp.,
   1.330%, 01/07/2003                                  $1,000,000   $    999,778
JP Morgan Vista Treasury Plus Money
   Market Fund                                          5,061,847      5,061,847
Toyota Motor Credit Corp.,
   1.350%, 01/07/2003                                   1,000,000        999,820
                                                                    ------------
Total Short-term Investments
(cost $10,060,989)                                                    10,060,989
                                                                    ------------
TOTAL INVESTMENTS (99.0%)
(cost $116,491,618)                                                  121,737,064

OTHER ASSETS, NET OF LIABILITIES (1.0%)                                1,251,835
                                                                    ------------
NET ASSETS (100.0%)                                                 $122,988,899
                                                                    ============

(a) Enron Corp. filed Chapter 11 bankruptcy on December 2, 2001, and is cur-rently in default.
(b) Worldcom, Inc. filed for Chapter 11 bankruptcy protection on July 21, 2002, and is currently in default.
(c) Securities exempt from registration under Rule 144 A of the Securities Act of 1933. These securities may be resold intransactions exempt from reg-istration, normally to qualified institutional buyers. At December31, 2002, the value of these securities amounted to $1,081,791 or 0.9% of net as-sets.

At December 31, 2002, net unrealized appreciation of $5,245,446 consisted of gross unrealized appreciation of $6,252,963 and gross unrealized depreciation of $1,007,517 based on cost of $116,491,618 for federal income tax purposes.

                See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002

                                                                                      Rating
                                                               Coupon    Maturity     (Moody's     Principal
                                                                rate       date      or S&P)(a)     amount       Value
                                                               ------   ----------   ----------   ----------   ----------

Long-term Municipal Bonds (96.6%)

California (3.5%)
   Department of Water and Power of the City of Los Angeles,
      California, Power System Revenue Bonds, 2001 Series A,
      Subseries A-1                                            5.250%   07/01/2015      Aa3       $1,500,000   $1,631,910
   State of California, Various Purpose General Obligation
      Bonds                                                    5.000%   02/01/2019      A1         1,000,000    1,016,230
                                                                                                               ----------
                                                                                                                2,648,140
Colorado (2.6%)                                                                                                ----------
   Adams County, School District, No. 12, Colorado, General
      Obligation Bonds, Series 2001A                           5.400%   12/15/2014      Aaa          440,000      479,525
   Arapahoe County Water & Wastewater Public Improvement
      District (In Arapahoe County, Colorado) General
      Obligation Project Bonds, Series 2002A                   5.750%   12/01/2018      Aaa        1,320,000    1,502,173
                                                                                                               ----------
                                                                                                                1,981,698
Georgia (2.9%)                                                                                                 ----------
   Dekalb County, Georgia, Water & Sewage Revenue Bonds,
      Series 2000                                              5.500%   10/01/2014      Aa2        2,000,000    2,238,360
                                                                                                               ----------
Idaho (1.4%)
   Joint School District No. 2 (Meridian) Ada and Canyon
      Counties, Idaho General Obligation School Bonds,
      Series 2002                                              5.125%   07/30/2019      Aaa        1,000,000    1,053,230
                                                                                                               ----------
Illinois (1.5%)
   State of Illinois, General Obligation Bonds, First Series
      of December 2000                                         5.750%   12/01/2017      Aaa        1,000,000    1,124,940
                                                                                                               ----------
Kansas (6.5%)
   State of Kansas, Department of Transportation, Highway
      Revenue Bonds, Series 2000A                              5.750%   09/01/2013      Aa2        2,300,000    2,628,532
   Johnson County, Kansas, Unified School District # 229,
      Series A (Prerefunded to 10-01-2008 @ 100)               5.500%   10/01/2016      Aa1        2,000,000    2,293,360
                                                                                                               ----------
                                                                                                                4,921,892
Louisiana (1.4%)                                                                                               ----------
   State of Louisiana, General Obligation Bonds, Series
      2000-A                                                   5.000%   11/15/2019      Aaa        1,000,000    1,038,870
                                                                                                               ----------
Maryland (3.6%)
   Baltimore County Maryland, General Obligation Bonds,
      Consolidated Public Improvement, Series 2002             5.000%   09/01/2014      Aaa        2,500,000    2,752,150
                                                                                                               ----------
Massachusetts (1.5%)
   The Commonwealth of Massachusetts, General Obligation
      Bonds, Consolidated Loan of 2002, Series E               5.500%   01/01/2015      Aa2        1,000,000    1,119,490
                                                                                                               ----------
Michigan (6.5%)
   Forest Hills Public Schools, County of Kent, State of
      Michigan, 2000 School Building and Site Bonds (General
       Obligation - Unlimited Tax)                             5.250%   05/01/2019      Aa2        2,575,000    2,702,385
   State of Michigan, General Obligation Bonds,
      Environmental Protection Program, Series 2000
      (Prerefunded to 11/01/2010 @ 100)                        5.250%   11/01/2020      Aaa        1,985,000    2,255,615
                                                                                                               ----------
                                                                                                                4,958,000
Minnesota (3.6%)                                                                                               ----------
   Independent School District Number 181 (Brainerd),
      Minnesota, General Obligation School Building Bonds,
      Series 2002A                                             5.375%   02/01/2019      Aaa        2,500,000    2,714,000
                                                                                                               ----------

                See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 2002

                                                                               Rating
                                                        Coupon    Maturity     (Moody's    Principal
                                                         rate       date      or S&P)(a)     amount        Value
                                                        ------   ----------   ----------   ----------   -----------
Long-term Municipal Bonds (Cont.)

Mississippi (3.6%)
   State of Mississippi, General Obligation Bonds,
      Capital Improvements Issue, Series 2000
         (Prerefunded to 11-01-2010 @ 100)               5.500%  11/01/2015       Aa3      $2,400,000   $ 2,768,328
                                                                                                        -----------

Missouri (8.8%)
   The School District of North Kansas City,
      Missouri, General Obligation School Building
         Bonds (Missouri Direct Deposit Program)
            Series 2002                                  5.000%  03/01/2016       Aa+       1,250,000     1,322,738
   State Environmental Improvement and Energy
      Resources Authority, (State of Missouri), Water
         Pollution Control and Drinking Water Revenue
            Bonds, (State Revolving Funds
               Programs-Master Trust), Series 2000B      5.625%  07/01/2016       Aaa       2,415,000     2,691,131
   Missouri Highways and Transportation Commission,
      State Road Bonds, Series A 2000                    5.000%  02/01/2017       Aa2       2,500,000     2,636,000
                                                                                                        -----------
                                                                                                          6,649,869
                                                                                                        -----------

Nebraska (2.3%)
   City of Lincoln, Nebraska, Lincoln Electric System
      Revenue and Refunding Bonds, Series 2002           5.000%  09/01/2015       Aa2       1,595,000     1,720,941
                                                                                                        -----------

New York (2.1%)
   New York City, Municipal Water Finance Authority,
      Water and Sewer System Revenue Bonds, Fiscal
         2003, Series D                                  5.000%  06/15/2016       Aa2       1,500,000     1,600,470
                                                                                                        -----------

North Carolina (1.5%)
   City of Winston-Salem, North Carolina, Water and
      Sewer System Revenue and Revenue Refunding
         Bonds, Series 2001 (Prerefunded to
            6-01-2011 @100)                              5.000%  06/01/2018       Aa2       1,000,000     1,127,510
                                                                                                        -----------

Ohio (8.7%)
   City of Columbus, Ohio, General Obligation Bonds,
      Various Purpose Unlimited Tax Bonds, Series
         2000-1                                          5.500%  11/15/2014       Aaa       2,400,000     2,694,888
   City of Cleveland, Ohio, Waterworks Refunding
      Revenue Bonds, Series J, 2001                      5.375%  01/01/2016       Aaa       1,000,000     1,100,890
   State of Ohio, Full Faith andCredit General
      Obligation Infrastructure Improvement Bonds,
         Series 2000 (Prerefunded to 2-01-2010 @ 100)    5.750%  02/01/2016       Aa1       2,400,000     2,792,640
                                                                                                        -----------
                                                                                                          6,588,418
                                                                                                        -----------

Oregon (6.4%)
   Newberg School District No. 29J, Yamhill,
      Clackamas and Washington Counties, Oregon,
         General Obligation Bonds, Series 2002           5.250%  06/15/2015       Aaa       1,000,000     1,102,840
   Eagle Point School District No. 9, Jackson
      County, Oregon, General Obligation Bonds,
         Series 2000                                     5.625%  06/15/2017       Aa2       1,500,000     1,659,930
   Reynolds School District No. 7, Multnomah County,
      Oregon, General Obligation Bonds, Series 2000      5.000%  06/15/2018       Aa2       2,000,000     2,088,480
                                                                                                        -----------
                                                                                                          4,851,250
                                                                                                        -----------

Tennessee (8.9%)
   Tennessee State School Bonds Authority, Higher
      Educational Facilities Second Program Bonds,
         Series A                                        5.400%  05/01/2013       Aa3       2,440,000     2,700,665
   City of Memphis, Tennessee, General Improvement
      Refunding Bonds, Series 2001                       5.000%  11/01/2016       Aa2       1,100,000     1,208,328
   Williamson County,Tennessee, General Obligation
      Public Improvement Bonds, Series 2000 (ULT)
         (Prerefunded to 3-01-2010 @ 100)                5.400%  03/01/2020       Aa1       2,500,000     2,857,625
                                                                                                        -----------
                                                                                                          6,766,618
                                                                                                        -----------

                 See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 2002

                                                                               Rating
                                                        Coupon    Maturity    (Moody's     Principal
                                                         rate       date      or S&P)(a)     amount        Value
                                                        ------   ----------   ----------   ----------   -----------

Long-term Municipal Bonds (Cont.)

Texas (14.4%)
   City of Dallas, Texas, (Dallas, Denton, Collin and
      Rockwall Counties), Waterworks and Sewer
         System Revenue Refunding Bonds, Series 2000     5.500%  10/01/2013       Aa2      $2,400,000   $ 2,674,920

City of San Antonio, Texas, Electric and Gas Systems
   Revenue Bonds, New Series 2000A (Prerefunded to
      2-01-2010 @ 100)                                   5.750%  02/01/2015       Aa1       2,400,000     2,792,640

Plano Independent School District, (Collin County,
   Texas), School Building Unlimited Tax Bonds,
      Series 2000                                        5.125%  02/15/2016       Aaa       2,500,000     2,678,000

Fort Bend Independent School District, (Fort Bend
   County, Texas), Unlimited Tax School Building
      Bonds, Series 2000                                 5.250%  08/15/2017       Aaa       2,550,000     2,734,977
                                                                                                        -----------
                                                                                                         10,880,537
                                                                                                        -----------

Virginia (1.4%)
   Virginia Pub Sch Auth Sch Fing (1997 Res) Ser 2001A   5.000%  08/01/2016       Aaa       1,000,000     1,059,530
                                                                                                        -----------

Wisconsin (3.5%)
   State of Wisconsin, General Obligation Bonds of
      2000, Series D                                     5.300%  05/01/2018       Aa3       2,500,000     2,664,625
                                                                                                        -----------

Total Long-term Municipal Bonds
   (cost $67,741,959)                                                                                    73,228,866
                                                                                                        -----------

                                                                                             Shares        Value
                                                                                           ----------   -----------
Short-term Investments (2.2%)
   JP Morgan Vista Tax Free Money Market Fund                                               1,630,479   $ 1,630,479

Total Short-term Investments
   (cost $1,630,479)                                                                                      1,630,479
                                                                                                        -----------

TOTAL INVESTMENTS (98.8%)
   (cost $69,372,438)                                                                                    74,859,345

OTHER ASSETS, NET OF LIABILITIES (1.2%)                                                                     922,118
                                                                                                        -----------
NET ASSETS (100.0%)                                                                                     $75,781,463
                                                                                                        ===========

(a)  Ratings are not audited.

At December 31, 2002, net unrealized appreciation of $5,486,907 consisted of gross unrealized appreciation of $5,488,158 and gross unrealized depreciation of $1,251 based on cost of $69,372,438 for federal income tax purposes.

Long-term Municipal Bonds consisted of 23.06% Advanced Refund Bonds, 49.65% General Obligation Bonds, and 27.29% Municipal Revenue Bonds.

                See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2002

                                                       Shares or
                                                       principal
                                                         amount         Value
                                                      ------------   -----------

Short-term Investments (99.6%)

Agriculture, Foods, & Beverage (1.8%)
Coca-Cola
1.300%, 01/06/2003                                     $  800,000    $   799,856
                                                                     -----------

Automotive (7.9%)
New Center Asset Trust
1.760%, 01/21/2003                                      1,700,000      1,698,338
FCAR Owner Trust Series I
1.780%, 01/23/2003                                      1,800,000      1,798,042
                                                                     -----------
                                                                       3,496,380
                                                                     -----------

Banks (4.4%)
Wells Fargo & Co
1.310%, 01/10/2003                                      1,950,000      1,949,361
                                                                     -----------

Financial Services (16.8%)
Toyota Motor Credit Corp.
1.250%, 01/07/2003                                      1,835,000      1,834,618
Caterpillar Financial Services Corp.
1.310%, 01/16/2003                                      1,990,000      1,989,018
Citicorp
1.750%, 01/17/2003                                      1,700,000      1,698,678
General Electric Capital Corp.
1.320%, 01/30/2003                                      1,900,000      1,897,980
                                                                     -----------
                                                                       7,420,294
                                                                     -----------
Government Agency Securities (41.9%)
Federal Home Loan Mortgage Corp.
1.260%, 01/02/2003                                      2,950,000      2,949,894
1.260%, 01/28/2003                                      1,000,000        999,055
1.300%, 02/13/2003                                        500,000        499,224
1.250%, 02/20/2003                                      1,275,000      1,272,786
1.300%, 02/27/2003                                        400,000        399,177
1.260%, 03/13/2003                                        400,000        399,006
Federal National Mortgage Association
1.230%, 01/14/2003                                      1,750,000      1,749,223
1.280%, 02/07/2003                                      1,150,000      1,148,487
1.250%, 02/11/2003                                        400,000        399,430
1.260%, 02/12/2003                                      1,000,000        998,530
1.270%, 02/26/2003                                      1,100,000      1,097,827
1.240%, 03/07/2003                                      1,620,000      1,616,373
1.270%, 03/12/2003                                      2,000,000      1,995,061
1.250%, 03/19/2003                                      1,500,000      1,495,990
1.280%, 03/25/2003                                      1,500,000      1,495,573
                                                                     -----------
                                                                      18,515,636
                                                                     -----------
Health Care (13.5%)
Abbott Laboratories (a)
1.500%, 01/07/2003                                      1,000,000        999,750
Merck & Co. Inc.
1.300%, 01/16/2003                                      2,000,000      1,998,664
Pfizer Inc. (a)
1.280%, 02/13/2003                                      2,000,000      1,997,161

                                                       Shares or
                                                       principal
                                                         amount         Value
                                                      ------------   -----------
Short-term Investments (Cont.)
Health Care (Cont.)
Johnson & Johnson (a)
1.250%, 02/18/2003                                     $1,000,000    $   998,333
                                                                     -----------
                                                                       5,993,908
                                                                     -----------
Oil & Gas (4.6%)
Chevron Texaco Corp.
1.310%, 01/15/2003                                      2,025,000      2,023,968
                                                                     -----------
Regulated Investment Companies (4.2%)
JP Morgan Vista Treasury Plus Money
   Market Fund                                          1,870,293      1,870,293
                                                                     -----------
Telecom & Telecom Equipment (4.5%)
BellSouth Corp.
1.280%, 02/11/2003                                      2,000,000      1,997,084
                                                                     -----------
Total Short-term Investments
(cost $44,066,780)                                                    44,066,780
                                                                     -----------
TOTAL INVESTMENTS (99.6%)
(cost $44,066,780)                                                    44,066,780

OTHER ASSETS, NET OF LIABILITIES (0.4%)                                  175,947
                                                                     -----------
NET ASSETS (100.0%)                                                  $44,242,727
                                                                     ===========

(a) Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normal to qualified institutional buyers. At December 31, 2002, the value of these securities amounted to $3,995,244 or 9.03% of net assets.

At December31, 2002, the aggregate cost for federal incometax purposes was $44,066,780.

                See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 2002

                                                                        Equity        Small Cap    International
                                                                         Fund        Equity Fund    Equity Fund
                                                                      ------------   -----------   -------------
Assets
   Investments in securities
      At identified cost                                              $117,261,956    63,588,948     51,492,040
                                                                      ============   ===========    ===========
      At value                                                        $ 96,722,238    50,624,861     38,426,792
      In Master Index Portfolios                                                --            --             --
   Foreign currencies at value (cost $208,207)                                  --            --        213,064
   Receivable for:
      Dividends and interest                                               145,889        71,486         53,130
      Shares of the Fund sold                                              960,333        57,992         13,392
      Securities sold                                                           --         2,743         53,163
      Expense cap reimbursement                                                 --         5,062         48,620
      Variation margin                                                          --            --         54,848
   Prepaid expenses                                                          4,035         3,114          2,323
                                                                      ------------   -----------    -----------
      Total assets                                                      97,832,495    50,765,258     38,865,332
                                                                      ------------   -----------    -----------

Liabilities and Net Assets
   Payable for:
      Shares of the Fund redeemed                                           36,214        32,827             --
      Securities purchased                                                 574,883       222,022         49,837
      Distribution Fees                                                     41,097        48,395         39,244
      Manager                                                              175,337       134,011        181,659
   Accrued liabilities                                                      43,338        40,988         46,228
                                                                      ------------   -----------    -----------
      Total Liabilities                                                    870,869       478,243        316,968
                                                                      ------------   -----------    -----------
   Net assets applicable to shares outstanding of common stock        $ 96,961,626    50,287,015     38,548,364
                                                                      ============   ===========    ===========

Analysis of Net Assets
   Paid-in-capital                                                    $121,980,176    67,153,769     57,916,520
   Accumulated net realized gain (loss)                                 (4,484,720)   (3,902,667)    (6,336,879)
   Net unrealized appreciation (depreciation)                          (20,539,718)  (12,964,087)   (13,000,771)
   Undistributed (distributions in excess of) net investment income          5,888            --        (30,506)
                                                                      ------------   -----------    -----------
   Net assets applicable to shares outstanding                        $ 96,961,626    50,287,015     38,548,364
                                                                      ============   ===========    ===========

Class A Shares:
   Fund shares outstanding                                               4,462,758     3,654,379      2,903,210
   Net assets applicable to shares outstanding                        $ 29,240,889    25,781,691     18,393,318
                                                                      ============   ===========    ===========
   Net asset value                                                    $       6.55          7.06           6.34
                                                                      ============   ===========    ===========
   Maximum offering price                                             $       6.75          7.28           6.54
                                                                      ============   ===========    ===========

Class B Shares:
   Fund shares outstanding                                               2,493,071     3,026,842      2,765,604
   Net assets applicable to shares outstanding                        $ 16,232,393    21,188,839     17,445,041
                                                                      ============   ===========    ===========
   Net asset value                                                    $       6.51          7.00           6.31
                                                                      ============   ===========    ===========

Institutional Shares:
   Fund shares outstanding                                               8,069,324       470,041        430,696
   Net assets applicable to shares outstanding                        $ 51,488,344     3,316,485      2,710,005
                                                                      ============   ===========    ===========
   Net asset value                                                    $       6.38          7.06           6.29
                                                                      ============   ===========    ===========

                 See accompanying notes to financial statements.

 S&P 500        Small Cap    International   Equity and       Bond       Tax Advantaged   Money Market
Index Fund     Index Fund     Index Fund     Bond Fund        Fund          Bond Fund        Fund
------------   -----------   -------------   -----------   -----------   --------------   ------------


          --            --              --    96,643,409   116,491,618     69,372,438     44,066,780
============   ===========     ===========   ===========   ===========     ==========     ==========
          --            --              --    84,296,474   121,737,064     74,859,345     44,066,780
 109,623,719    64,833,132      41,128,555            --            --             --             --
          --            --              --            --            --             --             --
          --            --              --           200     1,213,134        949,100          1,534
     229,633        87,028          32,057        98,779       247,184        162,170        316,710
          --            --              --            --            --             --             --
       1,338            --              --        32,039            --             --            938
          --            --              --            --            --             --             --
       4,304         3,664           2,068         3,810         4,469          3,548          1,321
------------   -----------     -----------   -----------   -----------     ----------     ----------
 109,858,994    64,923,824      41,162,680    84,431,302   123,201,851     75,974,163     44,387,283
------------   -----------     -----------   -----------   -----------     ----------     ----------



      33,060        28,065           4,531         1,214         7,690          9,363         60,093
          --            --              --       834,193            --             --             --
      91,375        61,082          41,282        80,920        76,379         75,988         19,109
     133,261       107,872          88,668        48,800        93,529         78,710         38,348
      29,713        35,087          40,688        35,848        35,354         28,639         27,006
------------   -----------     -----------   -----------   -----------     ----------     ----------
     287,409       232,106         175,169     1,000,975       212,952        192,700        144,556
------------   -----------     -----------   -----------   -----------     ----------     ----------
 109,571,585    64,691,718      40,987,511    83,430,327   122,988,899     75,781,463     44,242,727
============   ===========     ===========   ===========   ===========     ==========     ==========

 136,681,992    77,044,141      59,731,896    95,734,014   117,743,453     70,297,341     44,242,727
  (6,858,842)     (994,054)     (4,400,692)       28,111            --         (2,785)            --
 (20,284,236)  (11,541,584)    (14,370,230)  (12,346,935)    5,245,446      5,486,907             --
      32,671       183,215          26,537        15,137            --             --             --
------------   -----------     -----------   -----------   -----------     ----------     ----------
 109,571,585    64,691,718      40,987,511    83,430,327   122,988,899     75,781,463     44,242,727
============   ===========     ===========   ===========   ===========     ==========     ==========


   9,450,616     4,170,630       3,031,231     6,007,263     5,203,721      3,978,449     36,217,818
  62,900,458    33,957,701      19,539,199    48,643,508    55,848,994     43,662,868     36,217,818
============   ===========     ===========   ===========   ===========     ==========     ==========
        6.66          8.14            6.45          8.10         10.73          10.97           1.00
============   ===========     ===========   ===========   ===========     ==========     ==========
        6.87          8.39            6.65          8.35         11.06          11.31             --
============   ===========     ===========   ===========   ===========     ==========     ==========


   5,769,317     3,309,407       2,897,834     4,108,954     2,923,225      2,916,464      5,448,021
  38,362,477    26,805,470      18,667,508    33,287,698    31,373,186     32,008,124      5,448,021
============   ===========     ===========   ===========   ===========     ==========     ==========
        6.65          8.10            6.44          8.10         10.73          10.97           1.00
============   ===========     ===========   ===========   ===========     ==========     ==========


   1,248,796       481,064         432,095       186,070     3,337,445         10,060      2,576,888
   8,308,650     3,928,547       2,780,804     1,499,121    35,766,719        110,471      2,576,888
============   ===========     ===========   ===========   ===========     ==========     ==========
        6.65          8.17            6.44          8.06         10.72          10.98           1.00
============   ===========     ===========   ===========   ===========     ==========     ==========

                See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                            STATEMENTS OF OPERATIONS

                                                                        Equity Fund
                                                                --------------------------
Year ended December 31                                              2002          2001
----------------------                                          ------------   -----------
Investment Income: (a)
   Dividends                                                    $  1,261,270       667,465
   Interest                                                           87,190        57,337
   Tax-exempt interest                                                    --            --
                                                                ------------   -----------
                                                                   1,348,460       724,802
   Less: foreign withholding taxes                                    22,579        11,791
      Portfolio expenses of Master Index Portfolios                       --            --
                                                                ------------   -----------
      Total investment income                                      1,325,881       713,011

Expenses:
   Investment advisory and management fees                           449,677       300,149
   Distribution fees                                                 136,458       197,747
   Transfer agent fees                                                83,724       111,998
   Professional fees                                                  29,114        29,641
   Reports to shareowners                                             18,738        11,573
   Errors & omissions insurance                                       10,748         5,756
   Custodian fees                                                      7,276         3,440
   Security valuation fees                                             2,620         2,661
   Fidelity bond expense                                               1,019         1,859
   Trustees' fees                                                      1,817         1,066
   ICI dues                                                              650           169
   Administration fees                                                    --            --
   Registration fees                                                  23,250        26,014
   License index fees                                                     --            --
   Fund accounting expense                                                --            --
                                                                ------------   -----------
      Total expenses                                                 765,091       692,073
      Less: expense reimbursement from Manager                        20,286        33,719
                                                                ------------   -----------
      Net expenses                                                   744,805       658,354
                                                                ------------   -----------

Net investment income                                                581,076        54,657

Realized and unrealized gain (loss):
   Net realized gain (loss) on sales of investments               (4,221,421)     (259,402)
   Net realized gain on forward foreign currency contracts                --            --
   Net realized loss on foreign currency transactions                     --            --
   Net realized gain (loss) on future contracts                           --            --
   Change in unrealized gain (loss) on open futures contracts             --            --
   Change in net unrealized appreciation or depreciation on
      investments and foreign currency transactions              (11,137,678)   (6,741,916)
                                                                ------------   -----------
Net realized and unrealized gain (loss) on investments           (15,359,099)   (7,001,318)
                                                                ------------   -----------
Net change in net assets resulting from operations              $(14,778,023)  $(6,946,661)
                                                                ============   ===========

(a) Components of investment income for the S&P 500 Index, Small Cap Index, and International Index Funds reflect each Fund's proportionate income from its Master Index Portfolio.

                See accompanying notes to financial statements.

       Small Cap                 International                  S&P 500                    Small Cap
      Equity Fund                 Equity Fund                  Index Fund                  Index Fund
-----------------------    ------------------------    -------------------------    -----------------------
   2002          2001         2002          2001           2002          2001           2002         2001
-----------    --------    ----------    ----------    -----------    ----------    -----------    --------
    488,916     362,979       752,645       636,641      1,267,541       674,485        797,759     741,826
     70,093     103,771        14,840        82,934         74,181       105,378        146,778     141,318
         --          --            --            --             --            --             --          --
-----------    --------    ----------    ----------    -----------    ----------    -----------    --------
    559,009     466,750       767,485       719,575      1,341,722       779,863        944,537     883,144
      1,248         583        88,598        61,471          2,989         2,957             --          --
         --          --            --            --         66,725       101,595        127,014     124,808
-----------    --------    ----------    ----------    -----------    ----------    -----------    --------
    557,761     466,167       678,887       658,104      1,272,008       675,311        817,523     758,336

    400,117     383,653       315,493       340,576        117,014        77,428        147,798     131,008
    211,290     213,142       168,420       189,353        305,786       225,053        249,270     232,951
    120,314     119,221        94,299       105,770        184,347       128,363        142,607     130,293
     31,043      38,005        27,324        34,538         17,524        35,961         13,197      40,695
     12,984       9,552         7,218         8,605         19,795        17,963          5,927      14,233
      9,104       5,777         7,343         5,503         11,002         5,921         10,156       6,375
     12,036      13,638       126,705        69,124             --            --             --          --
      4,191       4,050        13,165         6,322             --            --             --          --
        964       1,832           867         1,850          1,028         1,850            972       1,850
      1,215       1,051           974           956          1,735         1,110          1,438       1,126
        474         136         1,354            51            628           166            549         156
         --          --            --            --         14,689         2,410         14,621       2,410
     17,763      12,974        20,014         9,670         23,576        12,439         21,468       9,683
         --          --            --            --          9,864         3,343         19,945      20,001
         --          --        69,987        54,335         29,115        24,602         28,815      24,400
-----------    --------    ----------    ----------    -----------    ----------    -----------    --------
    821,495     803,031       853,163       826,653        736,103       536,609        656,763     615,181
     39,759      41,355       196,080       107,895         51,088        55,024         58,079      69,752
-----------    --------    ----------    ----------    -----------    ----------    -----------    --------
    781,736     761,676       657,083       718,758        685,015       481,585        598,684     545,429
-----------    --------    ----------    ----------    -----------    ----------    -----------    --------

   (223,975)   (295,509)       21,804       (60,654)       586,993       193,726        218,839     212,907

 (3,144,961)   (757,706)   (4,725,726)   (1,611,153)    (5,609,354)   (1,141,658)      (856,628)    967,119
         --          --       527,632       108,243             --            --             --          --
         --          --        (3,870)      (34,347)            --            --             --          --
         --          --            --            --             --            --             --          --
         --          --            --            --        (89,121)       20,135        (51,314)      4,037
(11,949,039)    134,806    (3,398,335)   (7,884,158)   (14,360,050)   (5,739,000    (13,320,802)   (352,293)
-----------    --------    ----------    ----------    -----------    ----------    -----------    --------
(15,094,000)   (622,900)   (7,600,299)   (9,421,415)   (20,058,525)   (6,860,523    (14,228,744)    618,863
-----------    --------    ----------    ----------    -----------    ----------    -----------    --------
(15,317,975)   (918,409)   (7,578,495)   (9,482,069)   (19,471,532    (6,666,797    (14,009,905)    831,770
===========    ========    ==========    ==========    ===========    ==========    ===========     =======

                See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                            STATEMENTS OF OPERATIONS

                                                                      International
                                                                       Index Fund
                                                                --------------------------
Years ended December 31                                             2002          2001
-----------------------                                         ------------   -----------
Investment Income: (a)
   Dividends                                                    $    974,192       806,832
   Interest                                                           78,640       143,222
   Tax-exempt interest                                                    --            --
                                                                ------------   -----------
                                                                   1,052,832       950,054
   Less: foreign withholding taxes                                   114,274        97,451

      Portfolio expenses of Master Index Portfolios                  140,344       199,216
                                                                ------------   -----------
      Total investment income                                        798,214       653,387

Expenses:
   Investment advisory and management fees                           102,308       110,051
   Distribution fees                                                 175,586       196,101
   Transfer agent fees                                                98,153       109,356
   Professional fees                                                  19,645        40,261
   Reports to shareowners                                              4,008        13,699
   Errors & omissions insurance                                        7,567         5,735
   Custodian fees                                                         --            --
   Security valuation fees                                                --            --
   Fidelity bond expense                                                 888         1,849
   Trustees' fees                                                        995         1,057
   ICI dues                                                              763           130
   Administration fees                                                14,719         2,410
   Registration fees                                                  20,710         9,232
   License index fees                                                 15,371        27,814
   Fund accounting expense                                            26,269        27,081
                                                                ------------   -----------
      Total expenses                                                 486,982       544,776
      Less: expense reimbursement from Manager                        49,871        64,814
                                                                ------------   -----------
      Net expenses                                                   437,111       479,962
                                                                ------------   -----------

Net investment income                                                361,103       173,425

Realized and unrealizedgain (loss):
   Net realized gain (loss) on sales of investments               (2,602,779)   (1,484,980)
   Net realized gain on forward foreign currency contracts                --            --
   Net realized loss on foreign currency
      transactions                                                   (46,282)      (30,169)
   Net realized gain (loss) on future contracts                     (159,378)     (191,413)
   Change in unrealized gain (loss) on open futures contracts        (10,685)       10,679
   Change in net unrealized appreciation or depreciation on
      investments and foreign currency  transactions              (5,308,798)   (9,889,285)
                                                                ------------   -----------
Net realized and unrealized gain (loss) on investments            (8,127,922)  (11,585,168)
                                                                ------------   -----------
Net change in net assets resulting from operations              $ (7,766,819)  (11,411,743)
                                                                ============   ===========

(a) Components of investment income for the S&P 500 Index, Small Cap Index, and International Index Funds reflect each Fund's proportionate income from its Master Index Portfolio.

                See accompanying notes to financial statements.

       Equity and                 Bond               Tax Advantaged         Money Market
       Bond Fund                  Fund                 Bond Fund               Fund
-----------------------   ---------------------   ---------------------   -----------------
   2002          2001        2002         2001       2002        2001      2002      2001
----------   ----------   ---------   ---------   ---------   ---------   -------   -------
 1,900,296    1,335,289          --          --          --          --        --        --
     2,718        1,536   4,678,218   3,537,221          --      16,254   448,522   496,598
        --           --          --          --   2,992,071   2,685,333        --        --
----------   ----------   ---------   ---------   ---------   ---------   -------   -------
 1,903,014    1,336,825   4,678,218   3,537,221   2,992,071   2,701,587   448,522   496,598
        --           --          --          --          --          --        --        --
        --           --          --          --          --          --        --        --
----------                ---------               ---------               -------   -------
 1,903,014    1,336,825   4,678,218   3,537,221   2,992,071   2,701,587   448,522   496,598
        --           --      84,603      54,952      63,221      54,541    26,289    12,615
   286,164       36,505     231,867     228,246     274,536     242,498    59,060    39,283
   169,560       20,856     140,986     128,594     157,821     135,642    63,252    31,399
    20,508       28,334      21,783      31,364      27,856      27,805    22,151    20,789
    18,342        7,561       9,047       7,589       3,111       5,925     7,546     6,504
     8,036        8,078      11,146       6,859       9,755       6,958     2,843     1,342
        --          602       4,288       1,174         705         598     2,847     2,148
        --           --       8,889       4,287       7,629       6,333        --        97
       366        2,464       1,031       1,840         958       1,847       387       824
     1,645        1,083       1,965       1,220       1,506       1,221       614       263
       611          170         778         195         690         191       217        49
        --           --          --          --          --          --        --        --
    23,835       13,846      31,257      14,918      20,335      10,682    20,174    11,763
        --           --          --          --          --          --        --        --
        --           --          --          --          --          --        --        --
----------   ----------   ---------   ---------   ---------   ---------   -------   -------
   529,067      119,499     547,640     481,238     568,123     494,241   205,380   127,076
    73,343       62,138       5,582      15,058       9,324       7,694    30,490    31,360
----------   ----------   ---------   ---------   ---------   ---------   -------   -------
   455,724       57,361     542,058     466,180     558,799     486,547   174,890    95,716
----------   ----------   ---------   ---------   ---------   ---------   -------   -------
 1,447,290    1,279,464   4,136,160   3,071,041   2,433,272   2,215,040   273,632   400,882
    33,952       83,660      51,946     287,597      (2,457)         --        --        --
        --           --          --          --          --          --        --        --
        --           --          --          --          --          --        --        --
        --           --          --          --          --          --        --        --
        --           --          --          --          --          --        --        --
(7,058,935)  (4,185,220)  3,726,997     383,756   4,363,522    (344,867)       --        --
----------   ----------   ---------   ---------   ---------   ---------   -------   -------
(7,024,983)  (4,101,560)  3,778,943     671,353   4,361,065    (344,867)       --        --
----------   ----------   ---------   ---------   ---------   ---------   -------   -------
(5,577,693)  (2,822,096)  7,915,103   3,742,394   6,794,337   1,870,173   273,632   400,882
==========   ==========   =========   =========   =========   =========   =======   =======

                 See accompanying notes to financial statements.

                           STATE FARM MUTUAL FUND TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     Equity
                                                                      Fund
                                                           --------------------------
Years ended December 31, 2002 and 2001                         2002          2001
--------------------------------------                     ------------   -----------
From operations:
   Net investment income                                   $    581,076        54,657
   Net realized loss                                         (4,221,421)     (259,402)
   Change in net unrealized appreciation or depreciation    (11,137,678)   (6,741,916)
                                                           ------------   -----------
Net change in net assets resulting from operations          (14,778,023)   (6,946,661)

Distributions to shareowners from and in excess of:

   Net investment income:
      Class A Shares                                           (137,528)           --
      Class B Shares                                            (15,557)           --
      Institutional Shares                                     (423,981)      (97,376)
                                                           ------------   -----------
                                                               (577,066)      (97,376)

   Net realized gain:
      Class A Shares                                                 --            --
      Class B Shares                                                 --            --
      Institutional Shares                                           --            --
                                                           ------------   -----------
                                                                     --            --
Total distributions to shareowners                             (577,066)      (97,376)

From Fund share transactions:
   Proceeds from shares sold                                 57,640,656    48,353,192
   Reinvestment of distributions                                576,469        97,376
                                                           ------------   -----------
                                                             58,217,125    48,450,568
   Less payments for shares redeemed                          3,479,812    32,131,175
                                                           ------------   -----------
Net increase in net assets from Fund share transactions      54,737,313    16,319,393
                                                           ------------   -----------
Total increase (decrease) in net assets                      39,382,224     9,275,356
                                                           ------------   -----------
Net assets:
   Beginning of period                                       57,579,402    48,304,046
                                                           ------------   -----------
   End of period                                           $ 96,961,626   $57,579,402
                                                           ============   ===========
Including undistributed (distributions in excess of) net
   investment income                                       $      5,888         1,878
                                                           ============   ===========

                See accompanying notes to financial statements.

                        STATE FARM MUTUAL FUND TRUST FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

        Small Cap               International                 S&P 500                   Small Cap
       Equity Fund               Equity Fund                 Index fund                 Index Fund
------------------------   -----------------------   ------------------------   ------------------------
   2002          2001         2002         2001         2002         2001          2002          2001
 ----------   ----------   ----------   ----------   -----------   ----------   -----------   ----------

   (223,975)    (295,509)      21,804      (60,654)      586,993      193,726       218,839      212,907
 (3,144,961)    (757,706)  (4,201,964)  (1,537,257)   (5,609,354)  (1,141,658)     (856,628)     967,119
(11,949,039)     134,806   (3,398,335)  (7,884,158)  (14,449,171)  (5,718,865)  (13,372,116)    (348,256)
-----------   ----------   ----------   ----------   -----------   ----------   -----------   ----------
(15,317,975)    (918,409)  (7,578,495)  (9,482,069)  (19,471,532)  (6,666,797)  (14,009,905)     831,770




         --         (188)    (271,222)     (11,169)     (397,881)    (164,505)       (1,447)    (181,532)
         --         (176)    (185,714)     (10,676)     (105,252)     (48,304)       (1,148)     (87,764)
         --           --      (54,123)          --       (80,896)          --          (166)          --
-----------   ----------   ----------   ----------   -----------   ----------   -----------   ----------
         --         (364)    (511,059)     (21,845)     (584,029)    (212,809)       (2,761)    (269,296)


         --      (28,507)          --         (665)           --      (12,830)     (187,950)    (403,723)
         --      (26,716)          --         (634)           --      (10,328)     (149,201)    (378,188)
         --           --           --           --            --           --       (21,604)          --
-----------   ----------   ----------   ----------   -----------   ----------   -----------   ----------
         --      (55,223)          --       (1,299)           --      (23,158)     (358,755)    (781,911)
         --      (55,587)    (511,059)     (23,144)     (584,029)    (235,967)     (361,516)  (1,051,207)

 18,056,642    3,625,220   9,515,399     2,129,206    76,148,199   15,641,881    24,796,541    4,048,317
         --       55,549      509,223       23,144       582,293      235,968       360,977    1,051,207
-----------   ----------   ----------   ----------   -----------   ----------   -----------   ----------
 18,056,642    3,680,769   10,024,622    2,152,350    76,730,492   15,877,849    25,157,518    5,099,524
  3,881,143      214,011    4,075,842      156,320     5,662,222      315,044     2,969,704      208,416
-----------   ----------   ----------   ----------   -----------   ----------   -----------   ----------
 14,175,499    3,466,758    5,948,780    1,996,030    71,068,270   15,562,805    22,187,814    4,891,108
-----------   ----------   ----------   ----------   -----------   ----------   -----------   ----------
 (1,142,476)   2,492,762   (2,140,774)  (7,509,183)   51,012,709    8,660,041     7,816,393    4,671,671
-----------   ----------   ----------   ----------   -----------   ----------   -----------   ----------

 51,429,491   48,936,729   40,689,138   48,198,321    58,558,876   49,898,835    56,875,325   52,203,654
-----------   ----------   ----------   ----------   -----------   ----------   -----------   ----------
 50,287,015   51,429,491   38,548,364   40,689,138   109,571,585   58,558,876    64,691,718   56,875,325
===========   ==========   ==========   ==========   ===========   ==========   ===========   ==========

         --           --      (30,506)    (108,778)       32,671       30,057       183,215        2,365
===========   ==========   ==========   ==========   ===========   ==========   ===========   ==========

                See accompanying notes to financial statements.

                        STATE FARM MUTUAL FUND TRUST FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                  International
                                                                   Index Fund
                                                           -------------------------
Years ended December 31, 2002 and 2001                        2002          2001
--------------------------------------                     -----------   -----------

From operations:
   Net investment income                                   $   361,103       173,425
   Net realized loss                                        (2,808,439)   (1,706,562)
   Change in net unrealized appreciation or depreciation    (5,319,483)   (9,878,606)
                                                           -----------   -----------
Net change in net assets resulting from operations          (7,766,819)  (11,411,743)

Distributions to shareowners from and in excess of:

   Net investment income:
      Class A Shares                                          (224,185)      (63,818)
      Class B Shares                                          (137,217)           --
      Institutional Shares                                     (45,611)           --
                                                           -----------    ----------
                                                              (407,013)      (63,818)

   Net realized gain:
      Class A Shares                                                --        (8,837)
      Class B Shares                                                --        (8,504)
      Institutional Shares                                          --            --
                                                           -----------    ----------
                                                                    --       (17,341)
Total distributions to shareowners                            (407,013)      (81,159)

From Fund share transactions:
   Proceeds from shares sold                                12,038,719     2,009,146
   Reinvestment of distributions                               406,916        81,159
                                                           -----------    ----------
                                                            12,445,635     2,090,305
   Less payments for shares redeemed                         4,503,899       130,764
                                                           -----------    ----------
Net increase in net assets from Fund share transactions      7,941,736     1,959,541
                                                           -----------    ----------
Total increase (decrease) in net assets                       (232,096)   (9,533,361)
                                                           -----------    ----------
Net assets:
   Beginning of period                                      41,219,607    50,752,968
                                                           -----------    ----------
   End of period                                           $40,987,511    41,219,607
                                                           ===========    ==========
Including undistributed (distributions in excess of)
   net investment income                                   $    26,537        27,150
                                                           ===========    ==========

                See accompanying notes to financial statements.

                        STATE FARM MUTUAL FUND TRUST FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

       Equity and                   Bond                  Tax Advantaged             Money Market
       Bond Fund                    Fund                    Bond Fund                   Fund
-----------------------   ------------------------   -----------------------   -----------------------
  2002          2001         2002          2001         2002         2001         2002         2001
----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------

 1,447,290    1,279,464     4,136,160    3,071,041    2,433,272    2,215,040      273,632      400,882
    33,952       83,660        51,946      287,597       (2,457)          --           --           --
(7,058,935)  (4,185,220)    3,726,997      383,756    4,363,522     (344,867)          --           --
----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------
(5,577,693)  (2,822,096)    7,915,103    3,742,394    6,794,337    1,870,173      273,632      400,882




  (913,339)    (680,177)   (1,616,830)  (1,531,415)  (1,367,217)  (1,178,414)    (220,501)    (239,792)
  (498,001)    (586,970)   (1,008,716)  (1,340,470)  (1,061,881)  (1,036,626)     (38,634)    (161,090)
   (33,739)          --    (1,510,614)    (199,156)      (4,174)          --      (14,497)          --
----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------
(1,445,079)  (1,267,147)   (4,136,160)  (3,071,041)  (2,433,272)  (2,215,040)    (273,632)    (400,882)


    (3,403)     (57,257)      (90,573)     (89,245)          --           --           --           --
    (2,334)     (50,710)      (51,338)     (77,244)          --           --           --           --
      (104)          --       (59,454)     (93,306)          --           --           --           --
----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------
    (5,841)    (107,967)     (201,365)    (259,795)          --           --           --           --
(1,450,920)  (1,375,114)   (4,337,525)  (3,330,836)  (2,433,272)  (2,215,040)    (273,632)    (400,882)


38,669,980    9,335,275    60,997,070   31,271,208   14,812,024    2,267,458   50,516,537    8,198,486
 1,445,495    1,373,978     4,283,771    3,039,099    2,391,647    2,213,307      269,538      399,208
----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------
40,115,475   10,709,253    65,280,841   34,310,307   17,203,671    4,480,765   50,786,075    8,597,694
 4,806,711      529,003     7,051,512   24,523,725    1,772,223       68,308   22,763,063    2,406,228
----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------
35,308,764   10,180,250    58,229,329    9,786,582   15,431,448    4,412,457   28,023,012    6,191,466
----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------
28,280,151    5,983,040    61,806,907   10,198,140   19,792,513    4,067,590   28,023,012    6,191,466
----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------

55,150,176   49,167,136    61,181,992   50,983,852   55,988,950   51,921,360   16,219,715   10,028,249
----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------
83,430,327   55,150,176   122,988,899   61,181,992   75,781,463   55,988,950   44,242,727   16,219,715
==========   ==========   ===========   ==========   ==========   ==========   ==========   ==========

    15,137       12,926            --           --           --           --           --           --
==========   ==========   ===========   ==========   ==========   ==========   ==========   ==========

                 See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST

                          NOTES TO FINANCIAL STATEMENTS

1. Objective

State Farm Mutual Fund Trust (the "Trust") has 10 separate investment portfolios (the "Funds"). Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks.

The State Farm Equity Fund (the "Equity Fund") seeks long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its assets in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion.

The State Farm Small Cap Equity Fund (the "Small Cap Equity Fund") seeks long-term growth of capital. The Fund invests most of its assets in equity securities of companies with relatively small market capitalizations located in the U.S. The companies in which the Fund invests typically have market capitalizations of $50 million to $1.5 billion at the time the Fund purchases the securities.

The State Farm International Equity Fund (the "International Equity Fund") seeks long-term growth of capital. The Fund invests its assets primarily in common stocks of companies located in 15 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets.

The State Farm S&P 500 Index Fund (the "S&P 500 Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of the Standard & Poor's 500 Stock Index (the "S&P 500(R) Index"). The Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio (the "Master Index Portfolio"). That series, called the S&P 500 Index Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Index Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives.

The State Farm Small Cap Index Fund (the "Small Cap Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Small Stock Index (the "Russell 2000(R) Index"). The Fund invests all of its assets in a separate series of the Master Index Portfolio, called the Russell 2000 Index Master Portfolio. The Russell 2000 Index Master Portfolio and the Small Cap Index Fund have substantially similar investment objectives.

The State Farm International Index Fund (the "International Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, and Far East Free Index ("EAFE(R) Free Index"). The Fund invests all of its assets in a separate series of the Master Index Portfolio, called the International Index Master Portfolio. The International Index Master Portfolio and the International Index Fund have substantially similar investment objectives.

The State Farm Equity and Bond Fund (the "Equity and Bond Fund") seeks long-term growth of principal while providing some current income. The Fund invests substantially all of its assets in shares of the Equity Fund and Bond Fund.

The State Farm Bond Fund (the "Bond Fund") seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities.

The State Farm Tax Advantaged Bond Fund (the "Tax Advantaged Bond Fund") seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund normally invests so that either (1) 80% or more of the Fund's net investment income is exempt from regular federal income tax or (2) 80% or more of the Fund's net assets is invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market fund (the "Money Market fund") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World bank.

2. Significant accounting policies

Security valuation

Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on their respective exchanges where primarily traded. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by

                          STATE FARM MUTUAL FUND TRUST
an independent pricing service. The securities of the Money Market Fund and short-term securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are valued on an amortized cost basis which approximates fair value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective Fund. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Any securities not valued as described above are valued at a fair value as determined in good faith by the Board of Trustees or its delegate.

Securities transactions and investment income

Security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Multi-class fund structure

The Funds offer multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert To class A shares eight years after issuance. The Financial Highlights for Class A and Class B shares are included in this report. The information related to the Institutional shares is included in a separate report.

Investment income and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of settled shares outstanding for the Fixed Income Funds and relative net assets for all other Funds. Realized and unrealized gains and losses are borne pro rata on the basis of relative net assets for all Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to their relative net assets.

Fund share valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its Net Asset Value ("NAV"), plus an initial sales charge on the Class A shares. The offering price of the Money Market Fund and all Funds' Class B shares are their NAV. A separate NAV is calculated for each class of each Fund.

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 p.m., Eastern time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Investments in Master Index Portfolios

The S&P 500 Index, Small Cap Index, and International Index Funds ("Equity Index Funds") are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The Equity Index Funds invest substantially all of their assets in the Master Index Portfolios as detailed below:

                                                                    % ownership interest
                                                                     held by the Equity
Equity Index Fund           Invests in Master Index Portfolio     Index Funds at 12/31/2002
------------------------   ------------------------------------   -------------------------
S&P 500 Index Fund         S&P 500 Index Master Portfolio                   4.7%

Small Cap Index Fund       Russell 2000 Index Master Portfolio             83.7%

International Index Fund   International Index Master Portfolio            45.2%

The Master Index Portfolios are diversified, open-end management investment companies, which have similar investment objectives as the respective Equity Index Funds. The Master Index Portfolios operate as partnerships for federal income tax purposes.

                          STATE FARM MUTUAL FUND TRUST

The financial statements of each Master Index Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with each Equity Index Funds' financial statements.

Each Equity Index Fund records its investment in their Master Index Portfolio at fair value which represents each Equity Index Fund's proportionate interest in the net assets of the respective Master Index Portfolio. Valuation policies relating to securities held by each Master Index Portfolio are disclosed in the notes of the respective Master Index Portfolio financial statements included elsewhere in this report.

Each Equity Index Fund records daily its proportionate share of the Master Index Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Equity Index Funds accrue their own expenses.

At December 31, 2002, the S&P 500 Index, Small Cap Index, and International Index Funds had unrealized appreciation (depreciation) of ($22,506,062), ($11,618,979) and ($15,760,368), respectively, and cost of $132,129,781,
$76,452,111, and $56,888,923, respectively, for federal income tax purposes, based on their proportionate share of the respective Master Index Portfolio.

Federal income taxes, dividends and distributions to shareowners

It is the Funds' policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of their taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

The Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, and Equity and Bond Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged bond Fund, and Money Market Fund declare dividends daily and pay dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are generally paid annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for futures contracts (Equity Index Funds), the recognition of net realized losses (Equity, International Equity, S&P 500 Index, and International Index Funds), and foreign currency transactions (International Equity and International Index Funds). As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. In addition, certain reclassifications were made among the components of net assets. These reclassifications had no affect on net investment income, net realized gain or loss, or net assets.

The International Equity Fund has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation (depreciation) relating to PFIC transactions of ($18,960) and ($2,093) during 2002 and 2001, respectively, which is treated as ordinary income (loss) for federal income taxes. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2002, was $0.

The tax character of distributions for Class A and Class B shares were as follows for the years ended December 31, 2002 and 2001 respectively:

      2002                 Ordinary Income        Long Term Capital Gain      Total Distributions
      ----              ----------------------    ----------------------    -----------------------

                         Class A      Class B      Class A      Class B      Class A      Class B
                        ---------    ---------    ---------    ---------    ---------    ----------
Small Cap Index Fund      $83,740       66,476      105,657      83,873       189,397      150,349

Equity & Bond Fund        916,742      500,335           --          --       916,742      500,335

Bond Fund               1,640,225    1,021,982       67,178      38,072     1,707,403    1,060,054

The tax character of distributions for the remaining Funds was the same as the distributions from net investment income and distributions from net realized gain reflected in the Statement of Changes in Net Assets.

                          STATE FARM MUTUAL FUND TRUST

        2001                   Ordinary Income       Long Term Capital Gain    Total Distributions
        ----                ----------------------   ----------------------   ---------------------
                             Class A      Class B       Class A   Class B      Class A     Class B
                            ----------   --------       -------   -------     ---------   ---------
Small Cap Equity Fund       $   28,695      26,892         --        --          28,695      26,892

International Equity Fund       11,834      11,310         --        --          11,834      11,310

Small Cap Index Fund           584,698     465,430        557       522         585,247     465,960

Equity & Bond Fund             737,434     637,680         --        --         737,434     637,680

Bond Fund                    1,620,660   1,417,714         --        --       1,620,660   1,417,714

The tax character of distributions for the remaining Funds was the same as the distributions from net investment income and distributions from net realized gain reflected in the Statement of Changes in Net Assets.

From November 1, 2002 through December 31, 2002, the Small Cap Equity Fund, the International Equity Fund, the S&P 500 Index Fund, and the International Index Fund incurred approximately $1,883,160, $1,149,004, $198,234 and $59,241 of net
realized capital and currency losses, respectively. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2003.

At December 31, 2002, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                Year of Expiration
                                               --------------------
                                                 2009        2010       Total
                                               --------   ---------   ----------
Equity Fund                                    $ 15,177   4,469,542   $4,484,719

Small Cap Equity Fund                           560,938   1,437,647    1,998,585

International Equity Fund                       648,443   4,360,866    5,009,309

S&P 500 Index Fund                              618,955   3,819,734    4,438,689

Small Cap Index Fund                                 --     890,537      890,537

International Index Fund                        126,308   2,844,045    2,970,353

Tax Advantaged Bond Fund                            328       2,457        2,785

The Equity & Bond Fund had undistributed net realized gains of $41,884 in accordance with federal tax regulations at December 31, 2002.

The undistributed net investment income in accordance with the federal tax regulations at December 31, 2002, for the International Equity Fund, the S&P 500 Index Fund, the Small Cap Index Fund, and the International Index Fund was $24,341, $32,579, $157,093 and $45,577 respectively. The difference between these amounts and the undistributed net investment income reported on the Statement of Assets and Liabilities relates to wash sales, forward foreign currency contracts, mark-to-market of PFICs, and reclassification of REIT distributions. For the remaining Funds, the undistributed net investment income in accordance with federal tax regulations at December 31, 2002 was the same as the undistributed net investment income reflected in the Statements of Assets and Liabilities.

Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                          STATE FARM MUTUAL FUND TRUST

Financial instruments

The Equity Index Funds may enter into stock index futures contracts to hedge a portion of their portfolios. These contracts obligate a Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Gains and losses are reflected as net realized gain (loss) on futures contracts in the statements of operations. Additionally, the International Equity and International Index Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counter party fail to perform under such contracts.

Investment Advisory and Management Services Agreement

The Trust has an investment advisory and management services agreement with State Farm Investment Management Corp. ("Manager") who serves as the Trust's investment adviser and conducts the business and affairs of the Trust. Each Fund pays the Manager an investment advisory fee (computed on a daily basis and paid quarterly) at the following annual rates as a specified percentage of average daily net assets:

Equity Fund                 0.60%  International Index Fund   0.25%

Small Cap Equity Fund       0.80%  Equity and Bond Fund       None

International Equity Fund   0.80%  Bond Fund                  0.10%

S&P 500 Index Fund          0.15%  Tax Advantaged Bond Fund   0.10%

Small Cap Index Fund        0.25%  Money Market Fund          0.10%

The Manager does not receive an investment advisory fee for performing its services for the Equity and Bond Fund. However, the Manager receives investment advisory fees from managing the underlying Funds in which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to the Manager to acquire shares of each Fund in which it invests. Because the underlying Funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

The Manager has engaged Capital Guardian as the investment sub-advisor to provide day-to-day portfolio management for the Small Cap Equity Fund and International Equity Fund. In accordance with the overall investment objectives of each respective Fund, Capital Guardian determines which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions. Capital Guardian's sub advisory fees for managing the respective portfolios are paid by the Manager. No additional advisory fees are charged to the Funds.

Distribution and Shareholder Services Agreements

The Trust has entered into distribution plan agreements pursuant to Rule 12b-1 of the Investment Company Act of 1940 with State Farm VP Management Corp. ("VP Management Corp.") Under terms of these agreements, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts:

                                                             Class A   Class B
                                                             -------   -------
All Funds other than Money Market                             0.25%     0.65%

Money Market Fund                                             0.15%     0.55%

The Trust has a separate shareholder services agreement with the Manager. Under terms of the shareholder services agreement, each Fund pays the Manager a fee of 0.25% of average daily nets assets of Class A and Class B.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of the Manager. The Funds made no payments to any officers during the and the year ended December 31, 2002.

                          STATE FARM MUTUAL FUND TRUST

Expense Limitation Agreements

The Manager has agreed to reimburse the expenses incurred by the Funds that exceed the following annual percentages of such Fund's average daily net assets:

                                                             Class A   Class B
                                                             -------   -------
Equity Fund                                                   1.20%     1.60%

Small Cap Equity Fund                                         1.40%     1.80%

International Equity Fund                                     1.50%     1.90%

S&P 500 Index Fund                                             .80%     1.20%

Small Cap Index Fund                                           .95%     1.35%

International Index Fund                                      1.15%     1.55%

Equity and Bond Fund                                            --        --

Bond Fund                                                      .70%     1.10%

Tax Advantaged Bond Fund                                       .70%     1.10%

Money Market Fund                                              .60%     1.00%

The Manager has agreed to reimburse all expenses incurred by the Equity and Bond Fund excluding distribution and transfer agent fees. These arrangements are voluntary and may be eliminated by the Manager at any time.

3.   Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

                            Year ended December 31, 2002   Year ended December 31, 2001
                            ----------------------------   ----------------------------
                               Purchases       Sales          Purchases      Sales
                              -----------   ----------       ----------   ----------
Equity Fund                   $53,178,769    2,271,849       15,037,987      314,065

Small Cap Equity Fund          27,301,985   13,624,822       20,493,054   19,820,289

International Equity Fund      16,467,204    8,991,663       12,406,533   10,358,728

Equity and Bond Fund

   Equity Fund                 24,813,839           --        7,903,215           --

   Bond Fund                   12,725,678    2,100,000        5,017,661    2,900,100

Bond Fund                      62,461,845   11,659,949       20,211,493   13,971,966

Tax Advantaged Bond Fund       18,200,783    4,091,935        6,199,069           --

                          STATE FARM MUTUAL FUND TRUST

4.   Foreign currency contracts

International Equity Fund had the following open forward foreign currency contracts at December 31, 2002:

Foreign amount      Currency       Contracts       Settlement date       U.S. Dollar   Unrealized gain (loss)
--------------   ---------------   ---------   -----------------------   -----------   ----------------------
      338,969    Canadian Dollar       2       01/06/2003 - 02/21/2003    $  214,257          $   (121)
    2,452,991    Euro                 15       01/02/2003 - 06/09/2003     2,560,498           104,845
  265,255,519    Japanese Yen         10       01/06/2003 - 06/09/2003     2,241,660           (50,006)
       62,361    Norwegian Krone       1                    01/06/2003         8,997                78
       41,332    Swedish Krona         1                    01/03/2003         4,743                51
                                                                                              --------
                                                                               Total          $ 54,847
                                                                                              ========

5.   Fund share transactions

Proceeds and payments on Fund shares as shown in the statements of changes in net assets are inrespect of the following number of shares and dollars by class:

Year ended December 31, 2002

                                           Class A Dollar Amounts                               Class A Share Amounts
                           ---------------------------------------------------  --------------------------------------------------
                              Sales     Reinvestments  Redemptions     Net         Sales    Reinvestments  Redemptions      Net
                           -----------  -------------  -----------  ----------  ----------  -------------  -----------  ----------
Equity Fund                $22,125,784      137,174      2,442,405  19,820,553   3,119,906      20,974         358,332   2,782,548

Small Cap Equity Fund       10,014,875           --      3,469,149   6,545,726   1,250,052          --         377,784     872,268

International Equity Fund    4,986,919      271,053      3,986,816   1,271,156     725,508      43,093         549,013     219,588

S&P 500 Index Fund          46,191,848      396,605      5,324,118  41,264,335   6,301,246      59,641         655,545   5,705,342

Small Cap Index Fund        14,232,703      189,300      2,830,095  11,591,908   1,580,989      23,286         266,666   1,337,609

International Index Fund     6,362,488      224,100      4,344,034   2,242,554     915,687      35,015         593,148     357,554

Equity & Bond Fund          26,004,523      912,676      3,523,986  23,393,213   3,063,630     111,595         426,900   2,748,325

Bond Fund                   35,582,441    1,659,526      3,858,682  33,383,285   3,383,267     157,775         366,902   3,174,140

Tax Advantaged Bond Fund    12,574,082    1,330,592      1,552,134  12,352,540   1,167,258     124,665         144,989   1,146,934

Money Market Fund           46,900,814      216,454     21,937,626  25,179,642  46,900,814     216,454      21,937,626  25,179,642

                          STATE FARM MUTUAL FUND TRUST

                                           Class B Dollar Amounts                               Class B Share Amounts
                           ---------------------------------------------------  --------------------------------------------------
                              Sales     Reinvestments  Redemptions     Net         Sales    Reinvestments  Redemptions      Net
                           -----------  -------------  -----------  ----------  ----------  -------------  -----------  ----------
Equity Fund                $ 9,001,370       15,551       918,386    8,098,535   1,267,930       2,393       132,332     1,137,991

Small Cap Equity Fund        3,696,112           --       340,771    3,355,341     463,752          --        43,251       420,501

International Equity Fund    1,259,682      185,705        68,266    1,377,121     180,531      29,666         9,394       200,803

S&P 500 Index Fund          20,168,072      105,068       109,717   20,163,423   2,753,017      15,800        15,064     2,753,753

Small Cap Index Fund         5,714,841      150,072        44,703    5,820,210     641,472      18,572         5,233       654,811

International Index Fund     2,352,357      137,205       139,002    2,350,560     330,789      21,472        19,107       333,154

Equity & Bond Fund          11,105,850      499,373     1,243,339   10,361,884   1,312,712      60,995       150,807     1,222,900

Bond Fund                   12,252,107    1,054,207       897,967   12,408,347   1,164,944     100,410        85,259     1,180,095

Tax Advantaged Bond Fund     2,078,120    1,057,035       161,420    2,973,735     193,142      99,153        14,971       277,324

Money Market Fund              260,624       38,670        32,812      266,482     260,624      38,670        32,812       266,482

                                           Total Fund Dollar Amounts
                            ------------------------------------------------------
                               Sales      Reinvestments   Redemptions      Net
                            -----------   -------------   -----------   ----------
Equity Fund                 $31,127,154       152,725       3,360,791   27,919,088

Small Cap Equity Fund        13,710,987            --       3,809,920    9,901,067

International Equity Fund     6,246,601       456,758       4,055,082    2,648,277

S&P 500 Index Fund           66,359,920       501,673       5,433,835   61,427,758

Small Cap Index Fund         19,947,544       339,372       2,874,798   17,412,118

International Index Fund      8,714,845       361,305       4,483,036    4,593,114

Equity & Bond Fund           37,110,373     1,412,049       4,767,325   33,755,097

Bond Fund                    47,834,548     2,713,733       4,756,649   45,791,632

Tax Advantaged Bond Fund     14,652,202     2,387,627       1,713,554   15,326,275

Money Market Fund            47,161,438       255,124      21,970,438   25,446,124

Year ended December 31, 2001

                                           Class A Dollar Amounts                               Class A Share Amounts
                           ---------------------------------------------------  --------------------------------------------------
                              Sales     Reinvestments  Redemptions     Net         Sales    Reinvestments  Redemptions      Net
                           -----------  -------------  -----------  ----------  ----------  -------------  -----------  ----------
Equity Fund                $10,637,924           --     17,117,612  (6,479,688)  1,317,356          --      2,188,574     (871,218)

Small Cap Equity Fund        2,644,718       28,658        152,343   2,521,033     294,923       2,982         17,477      280,428

International Equity Fund    1,608,508       11,834        133,992   1,486,350     196,715       1,541         15,772      182,484

S&P 500 Index Fund          11,114,623      177,331        257,058  11,034,896   1,255,435      20,289         30,747    1,244,977

Small Cap Index Fund         2,902,156      585,247        135,372   3,352,031     288,568      55,944         13,015      331,497

International Index Fund     1,427,826       72,655         72,715   1,427,766     172,526       9,326          8,537      173,315

Equity & Bond Fund           6,494,389      736,592        437,955   6,793,026     714,385      81,246         49,168      746,463

Bond Fund                    6,681,822    1,506,603     13,027,418  (5,138,993)    613,309     144,473      1,220,129     (462,347)

Tax Advantaged Bond Fund     2,090,996    1,176,834         67,510   3,200,320     202,286     113,728          6,509      309,505

Money Market Fund            8,167,047      238,143      2,381,630   6,023,560   8,167,047     238,143      2,381,630    6,023,560

                          STATE FARM MUTUAL FUND TRUST

                                           Class B Dollar Amounts                               Class B Share Amounts
                           ---------------------------------------------------  --------------------------------------------------
                              Sales     Reinvestments  Redemptions     Net         Sales    Reinvestments  Redemptions      Net
                           -----------  -------------  -----------  ----------  ----------  -------------  -----------  ----------
Equity Fund                 $5,814,508           --     15,013,563  (9,199,055)   728,558           --      1,924,906   (1,196,348)

Small Cap Equity Fund          980,502       26,891         61,668     945,725    109,284        2,810          7,185      104,909

International Equity Fund      520,698       11,310         22,328     509,680     65,571        1,478          2,729       64,320

S&P 500 Index Fund           4,527,258       58,637         57,986   4,527,909    515,937        6,704          7,084      515,557

Small Cap Index Fund         1,146,161      465,960         73,044   1,539,077    116,074       44,495          7,216      153,353

International Index Fund       581,320        8,504         58,049     531,775     70,924        1,094          7,405       64,613

Equity & Bond Fund           2,840,886      637,386         91,048   3,387,224    313,485       70,291         10,197      373,579

Bond Fund                    2,187,938    1,333,347     11,496,307  (7,975,022)   210,217      127,902      1,076,815     (738,696)

Tax Advantaged Bond Fund       176,462    1,036,473            798   1,212,137     17,020      100,187             77      117,130

Money Market Fund               31,439      161,065         24,598     167,906     31,439      161,065         24,598      167,906

                                          Total Fund Dollar Amounts
                            -------------------------------------------------------
                               Sales      Reinvestments   Redemptions       Net
                            -----------   -------------   -----------   -----------
Equity Fund                  16,452,432            --      32,131,175   (15,678,743)

Small Cap Equity Fund         3,625,220        55,549         214,011     3,466,758

International Equity Fund     2,129,206        23,144         156,320     1,996,030

S&P 500 Index Fund           15,641,881       235,968         315,044    15,562,805

Small Cap Index Fund          4,048,317     1,051,207         208,416     4,891,108

International Index Fund      2,009,146        81,159         130,764     1,959,541

Equity & Bond Fund            9,335,275     1,373,978         529,003    10,180,250

Bond Fund                     8,569,760     2,839,950      24,523,725   (13,114,015)

Tax Advantaged Bond Fund      2,267,458     2,213,307          68,308     4,412,457

Money Market Fund             8,198,486       399,208       2,406,228     6,191,466

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(For a share outstanding throughout each period)

                                                                                            From commencement
                                                                      Year ended         of investment operations
                                                                     December 31,          October 31, 2000 to
                                                                    2002       2001         December 31, 2000
                                                                   -------    -------    ------------------------
Class A Shares
Net asset value, beginning of period                               $  8.10    $  9.47           10.00

Income from Investment Operations
   Net investment income (a)                                          0.04       0.02            0.01
   Net gain (loss) on investments (both realized and unrealized)     (1.56)     (1.39)          (0.53)
                                                                   -------    -------           -----
   Total from investment operations                                  (1.52)     (1.37)          (0.52)
                                                                   -------    -------           -----
Less Distributions
   Net investment income                                             (0.03)        --           (0.01)
                                                                   -------    -------           -----
   Total distributions                                               (0.03)        --           (0.01)
                                                                   -------    -------           -----
Net asset value, end of period                                     $  6.55       8.10            9.47
                                                                   =======    =======           =====
Total Return (b)                                                    (18.75)%   (14.47)%         (5.17)%

Ratios/Supplemental Data
Net assets, end of period (millions)                               $  29.2       13.6            24.2

Average net asset ratios assuming expense limitations
   Expenses                                                           1.20%      1.20%           0.81%(c)
   Net investment income                                              0.58%      0.22%           0.86%(c)

Average net asset ratios absent expense limitations
   Expenses                                                           1.24%      1.27%           0.81%(c)
   Net investment income                                              0.54%      0.15%           0.86%(c)

Portfolio turnover rate                                                  3%         1%              0%(c)

(a) For the periods ended December 31, 2002 and 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)  Determined on an annualized basis.

                See accompanying notes to financial statements.

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                            From commencement
                                                                        Year ended       of investment operations
                                                                       December 31,        October 31, 2000 to
                                                                    2002       2001         December 31, 2000
                                                                   -------    -------    ------------------------
Class B Shares
Net asset value, beginning of period                               $  8.06    $  9.47           10.00

Income from Investment Operations
   Net investment income (a)                                          0.01      (0.02)           0.01
   Net gain (loss) on investments (both realized and unrealized)     (1.55)     (1.39)          (0.53)
                                                                   -------    -------           -----
Total from investment operations                                     (1.54)     (1.41)          (0.52)
                                                                   -------    -------           -----

Less Distributions
   Net investment income                                             (0.01)        --           (0.01)
                                                                   -------    -------           -----
   Total distributions                                               (0.01)        --           (0.01)
                                                                   -------    -------           -----
Net asset value, end of period                                     $  6.51       8.06            9.47
                                                                   =======    =======           =====
Total Return (b)                                                    (19.15)%   (14.89)%         (5.17)%

Ratios/Supplemental Data
Net assets, end of period (millions)                               $  16.2       10.9            24.2

Average net asset ratios assuming expense limitations
   Expenses                                                           1.60%      1.60%           0.81%(c)
   Net investment income                                              0.16%     (0.18)%          0.86%(c)

Average net asset ratios absent expense limitations
   Expenses                                                           1.64%      1.67%           0.81%(c)
   Net investment income                                              0.12%     (0.25)%          0.86%(c)

Portfolio turnover rate                                                  3%         1%              0%(c)

(a) For the periods ended December 31, 2002 and 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)  Determined on an annualized basis.

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                            From commencement
                                                                      Year ended         of investment operations
                                                                     December 31,          December 5, 2000 to
                                                                    2002       2001         December 31, 2000
                                                                   -------    -------    ------------------------
Class A Shares
Net asset value, beginning of period                               $  9.56    $ 9.78            10.00

Income from Investment Operations
   Net investment income (a)                                         (0.02)    (0.04)            0.01
   Net gain (loss) on investments (both realized and unrealized)     (2.48)    (0.17)           (0.22)
                                                                   -------    ------            -----
Total from investment operations                                     (2.50)    (0.21)           (0.21)
                                                                   -------    ------            -----
Less Distributions
   Net investment income (b)                                            --        --            (0.01)
   Net realized gain                                                    --     (0.01)              --
                                                                   -------    ------            -----
   Total distributions                                                  --     (0.01)           (0.01)
                                                                   -------    ------            -----
Net asset value, end of period                                     $  7.06      9.56             9.78
                                                                   =======    ======            =====
Total Return (c)                                                    (26.15)%   (2.14)%          (2.13)%

Ratios/Supplemental Data
Net assets, end of period (millions)                               $  25.8      26.6             24.5

Average net asset ratios assuming expense limitations
   Expenses                                                           1.40%     1.40%            1.40%(d)
   Net investment income                                             (0.29)%   (0.42)%           1.02%(d)

Average net asset ratios absent expense limitations
   Expenses                                                           1.48%     1.48%            1.55%(d)
   Net investment income                                             (0.37)%   (0.50)%           0.87%(d)

Portfolio turnover rate                                                 29%       44%              15%(d)

(a) For the periods ended December 31, 2002 and 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)  Distributions representing less than $.01 per share were made in 2001.
(c) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(d)  Determined on an annualized basis.

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                           From commencement
                                                                       Year ended       of investment operations
                                                                       December 31,        December 5, 2000 to
                                                                     2002      2001         December 31, 2000
                                                                   -------    ------    ------------------------
Class B Shares
Net asset value, beginning of period                               $  9.53    $ 9.78            10.00

Income from Investment Operations
   Net investment income (a)                                         (0.06)    (0.08)            0.01
   Net gain (loss) on investments (both realized and unrealized)     (2.47)    (0.16)           (0.22)
                                                                   -------    ------            -----
   Total from investment operations                                  (2.53)    (0.24)           (0.21)
                                                                   -------    ------            -----
Less Distributions
   Net investment income (b)                                            --        --            (0.01)
   Net realized gain                                                    --     (0.01)              --
                                                                   -------    ------            -----
   Total distributions                                                  --     (0.01)           (0.01)
                                                                   -------    ------            -----
Net asset value, end of period                                     $  7.00      9.53             9.78
                                                                   =======    ======            =====
Total Return (c)                                                    (26.55)%   (2.45)%          (2.14)%

Ratios/Supplemental Data
Net assets, end of period (millions)                               $  21.2      24.8             24.5

Average net asset ratios assuming expense limitations
   Expenses                                                           1.80%     1.80%            1.55%(d)
   Net investment income                                             (0.70)    (0.82)%           0.87%(d)

Average net asset ratios absent expense limitations
   Expenses                                                           1.88%     1.88%            1.55%(d)
   Net investment income                                             (0.78)    (0.90)%           0.87%(d)

Portfolio turnover rate                                                 29%       44%              15%(d)

(a) For the periods ended December 31, 2002 and 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)  Distributions represent less than $0.01 per share in 2001.
(c) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(d)  Determined on an annualized basis.

                See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)


                                                                                           From commencement
                                                                      Year ended        of investment operations
                                                                      December 31,        December 5, 2000 to
                                                                     2002      2001         December 31, 2000
                                                                   -------    ------    ------------------------
Class A Shares
Net asset value, beginning of period                               $  7.77      9.64              10.00

Income from Investment Operations
   Net investment income (a)                                          0.02        --                 --
   Net gain (loss) on investments (both realized and unrealized)     (1.35)    (1.87)             (0.36)
                                                                   -------    ------              -----
   Total from investment operations                                  (1.33)    (1.87)             (0.36)
                                                                   -------    ------              -----
Less Distributions
   Net investment income (b)                                         (0.10)       --                 --
   Net realized gain (c)                                                --        --                 --
                                                                   -------    ------              -----
   Total distributions                                               (0.10)       --                 --
                                                                   -------    ------              -----
Net asset value, end of period                                     $  6.34      7.77               9.64
                                                                   =======    ======              =====

Total Return (d)                                                    (17.17)%  (19.35)%            (3.56)%
Ratios/Supplemental Data
Net assets, end of period (millions)                               $  18.4      20.8               24.1

Average net asset ratios assuming expense limitations
   Expenses                                                           1.50%     1.50%              1.50%(e)
   Net investment income                                              0.23%     0.05%              0.71%(e)

Average net asset ratios absent expense limitations
   Expenses                                                           2.00%     1.75%              2.05%(e)
   Net investment income                                             (0.27)    (0.20)%             0.16%(e)

Portfolio turnover rate                                                 24%       26%                 6%(e)

(a) For the periods ended December 31, 2002 and 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)  Distributions represent less than $0.01 per share in 2001 and 2000.
(c)  Distributions represent less than $0.01 per share in 2001.
(d) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(e)  Determined on an annualized basis.

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                            From commencement
                                                                       Year ended        of investment operations
                                                                      December 31,         December 5, 2000 to
                                                                    2002       2001         December 31, 2000
                                                                   ------     ------     ------------------------
Class B Shares
Net asset value, beginning of period                               $  7.74    $  9.64            10.00

Income from Investment Operations
   Net investment income (a)                                         (0.01)     (0.03)              --
   Net gain (loss) on investments (both realized and unrealized)     (1.35)     (1.87)           (0.36)
                                                                   -------    -------            -----
   Total from investment operations                                  (1.36)     (1.90)           (0.36)
                                                                   -------    -------            -----
Less Distributions
   Net investment income (b)                                         (0.07)        --               --
   Net realized gain (c)                                                --         --               --
                                                                   -------    -------            -----
   Total distributions                                               (0.07)        --               --
                                                                   -------    -------            -----
Net asset value, end of period                                     $  6.31       7.74             9.64
                                                                   =======    =======            =====
Total Return (d)                                                    (17.59)%   (19.66)%          (3.58)%

Ratios/Supplemental Data
Net assets, end of period (millions)                               $  17.4       19.8             24.1

Average net asset ratios assuming expense limitations
   Expenses                                                           1.90%      1.90%            1.90%(e)
   Net investment income                                             (0.17)%    (0.35)%           0.31%(e)

Average net asset ratios absent expense limitations
   Expenses                                                           2.40%      2.15%            2.05%(e)
   Net investment income                                             (0.67)%    (0.60)%           0.16%(e)

Portfolio turnover rate                                                 24%        26%               6%(e)

(a) For the periods ended December 31, 2002 and 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)  Distributions represent less than $0.01 per share in 2001 and 2000.
(c)  Distributions representing less than $.01 per share were made in 2001.
(d) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(e)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)


                                                                          Year ended           From commencement
                                                                          December 31,      of investment operations
                                                                       -----------------      December 18, 2000 to
                                                                         2002      2001        December 31, 2000
                                                                       -------    ------    ------------------------
Class A Shares
Net asset value, beginning of period                                   $  8.66      9.98             10.00

Income from Investment Operations
   Net investment income (a) (b)                                          0.06      0.05                --
   Net gain (loss) on investments (both realized and unrealized) (a)     (2.02)    (1.33)            (0.02)
                                                                       -------    ------             -----
   Total from investment operations                                      (1.96)    (1.28)            (0.02)
                                                                       -------    ------             -----

Less Distributions
   Net investment income (c)                                             (0.04)    (0.04)               --
   Net realized gain (d)                                                    --        --                --
                                                                       -------    ------             -----
   Total distributions                                                   (0.04)    (0.04)               --
                                                                       -------    ------             -----
Net asset value, end of period                                         $  6.66      8.66              9.98
                                                                       =======    ======             =====
Total Return (e)                                                        (22.60)%  (12.75)%           (0.19)

Ratios/Supplemental Data
Net assets, end of period (millions)                                   $  62.9      32.4              25.0

Average net asset ratios assuming expense limitations
   Expenses (a)                                                           0.80%     0.80%             0.80%(f)
   Net investment income (a)                                              0.88%     0.57%             0.41%(f)

Average net asset ratios absent expense limitations
   Expenses (a)                                                           0.86%     0.90%             2.96%(f)
   Net investment income (a)                                              0.82%     0.47%            (1.75)%(f)

Portfolio turnover rate (g)                                                 12%        9%               10%

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios for the Master Index Portfolio were 0.05% and 1.57%, respectively, for the year ended December 31, 2002.
(b) For the periods ended December 31, 2002 and 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)  Distributions represent less than $0.01 per share in 2000.
(d)  Distributions represent less than $0.01 per share in 2001.
(e) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(f)  Determined on an annualized basis.
(g)  Amount represents the portfolio turnover rate of the Master Index
     Portfolio.

                 See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)


                                                                          Year ended           From commencement
                                                                          December 31,      of investment operations
                                                                       -----------------     December 18, 2000 to
                                                                         2002       2001        December 31,2000
                                                                       -------    ------    ------------------------
Class B Shares
Net asset value, beginning of period                                      8.66      9.98             10.00

Income from Investment Operations
   Net investment income (a) (b)                                          0.03      0.01                --
   Net gain (loss) on investments (both realized and unrealized) (a)     (2.02)    (1.31)            (0.02)
                                                                       -------    ------             -----
   Total from investment operations                                      (1.99)    (1.30)            (0.02)
                                                                       -------    ------             -----
Less Distributions
   Net investment income (c)                                             (0.02)    (0.02)               --
   Net realized gain (d)                                                    --        --                --
                                                                       -------    ------             -----
   Total distributions                                                   (0.02)    (0.02)               --
                                                                       -------    ------             -----
Net asset value, end of period                                         $  6.65      8.66              9.98
                                                                       =======    ======             =====

Total Return (e)                                                        (23.00)%  (13.03)%           (0.20)%

Ratios/Supplemental Data
Net assets, end of period (millions)                                   $  38.4      26.1              24.9

Average net asset ratios assuming expense limitations
   Expenses (a)                                                           1.20%     1.20%             1.20%(f)
   Net investment income (a)                                              0.46%     0.17%             0.01%(f)

Average net asset ratios absent expense limitations
   Expenses (a)                                                           1.27%     1.30%             2.95%(f)
   Net investment income (a)                                              0.39%     0.07%            (1.75)%(f)

Portfolio turnover rate (g)                                                 12%        9%               10%

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios for the Master Index Portfolio were 0.05% and 1.57%, respectively, for the year ended December 31, 2002.
(b) For the periods ended December 31, 2002 and 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)  Distributions represent less than $0.01 per share in 2000.
(d)  Distributions represent less than $0.01 per share in 2001.
(e) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(f)  Determined on an annualized basis.
(g)  Amount represents the portfolio turnover rate of the Master Index
     Portfolio.

                 See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)


                                                                          Year ended          From commencement
                                                                          December 31,     of investment operations
                                                                       -----------------    December 18, 2000 to
Class A Shares                                                           2002      2001       December 31,2000
                                                                       -------    ------   ------------------------
Net asset value, beginning of period                                   $ 10.37    $10.43           10.00

Income from Investment Operations
   Net investment income (a) (b)                                          0.05      0.06            0.01
   Net gain (loss) on investments (both realized and unrealized) (a)     (2.23)     0.10            0.43
                                                                       -------    ------           -----
   Total from investment operations                                      (2.18)     0.16            0.44
                                                                       -------    ------           -----
Less Distributions
   Net investment income (c)                                                --     (0.07)          (0.01)
   Net realized gain                                                     (0.05)    (0.15)             --
                                                                       -------    ------           -----
   Total distributions                                                   (0.05)    (0.22)          (0.01)
                                                                       -------    ------           -----
Net asset value, end of period                                         $  8.14     10.37           10.43
                                                                       =======    ======           =====
Total Return (d)                                                        (21.06)%    1.42%           4.36%

Ratios/Supplemental Data
Net assets, end of period (millions)                                   $  34.0      29.4            26.1

Average net asset ratios assuming expense limitations
   Expenses (a)                                                           0.95%     0.95%           0.95%(e)
   Net investment income (a)                                              0.53%     0.61%           2.75%(e)

Average net asset ratios absent expense limitations
   Expenses (a)                                                           1.05%     1.08%           3.21%(e)
   Net investment income (a)                                              0.43%     0.48%           0.51%(e)

Portfolio turnover rate (f)                                                 28%       46%              0%

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios for the Master Index Portfolio were 0.10% and 1.38%, respectively, for the year ended December 31, 2002.
(b) For the periods ended December 31, 2002 and 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)  Distributions represent less than $0.01 per share in 2002.
(d) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(e)  Determined on an annualized basis.
(f)  Amount represents the portfolio turnover rate of the Master Index
     Portfolio.

                 See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                          Year ended       From commencement of
                                                                         December 31,     investment operations
                                                                       ----------------    December 18, 2000 to
                                                                         2002     2001      December 31, 2000
                                                                       -------    -----   ---------------------
Class B Shares
Net asset value, beginning of period                                   $ 10.36    10.43          10.00

Income from Investment Operations
   Net investment income (a) (b)                                          0.01     0.02           0.01
   Net gain (loss) on investments (both realized and unrealized) (a)     (2.22)    0.09           0.43
                                                                       -------    -----          -----
   Total from investment operations                                      (2.21)    0.11           0.44
                                                                       -------    -----          -----
Less Distributions
   Net investment income (c)                                                --    (0.03)         (0.01)
   Net realized gain                                                     (0.05)   (0.15)            --
                                                                       -------    -----          -----
   Total distributions                                                   (0.05)   (0.18)         (0.01)
                                                                       -------    -----          -----
Net asset value, end of period                                         $  8.10    10.36          10.43
                                                                       =======    =====          =====
Total Return (d)                                                        (21.37)%   1.03%          4.35%

Ratios/Supplemental Data
Net assets, end of period (millions)                                   $  26.8     27.5           26.1

Average net asset ratios assuming expense limitations
   Expenses (a)                                                           1.35%    1.35%          1.35%(e)
   Net investment income (a)                                              0.12%    0.21%          2.37%(e)

Average net asset ratios absent expense limitations
   Expenses (a)                                                           1.45%    1.48%          3.21%(e)
   Net investment income (a)                                              0.02%    0.08%          0.51%(e)

Portfolio turnover rate (f)                                                 28%      46%             0%

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios for the Master Index Portfolio were 0.10% and 1.38%, respectively, for the year ended December 31,2002.
(b) For the periods ended December 31, 2002 and 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)  Distributions represent less than $0.01 per share in 2002.
(d) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(e)  Determined on an annualized basis.
(f)  Amount represents the portfolio turnover rate of the Master Index
     Portfolio.

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                         Year ended        From commencement of
                                                                         December 31,      investment operations
                                                                      -----------------    December 18, 2000 to
                                                                        2002      2001       December 31, 2000
                                                                      -------    ------    ---------------------
Class A Shares
Net asset value, beginning of period                                  $  7.87    $10.15           10.00

Income from Investment Operations
   Net investment income (a) (b)                                         0.08      0.05              --
   Net gain (loss) on investments (both realized and unrealized) (a)    (1.43)    (2.31)           0.15
                                                                      -------    ------           -----
   Total from investment operations                                     (1.35)    (2.26)           0.15
                                                                      -------    ------           -----
Less Distributions
   Net investment income (c)                                            (0.07)    (0.02)             --
   Net realized gain(d)                                                    --        --              --
                                                                      -------    ------           -----
   Total distributions                                                  (0.07)    (0.02)             --
                                                                      -------    ------           -----
Net asset value, end of period                                        $  6.45      7.87           10.15
                                                                      =======    ======           =====
Total Return (e)                                                       (17.08)%  (22.19)%          1.50%

Ratios/Supplemental Data
Net assets, end of period (millions)                                  $  19.5      21.0            25.4

Average net asset ratios assuming expense limitations
   Expenses (a)                                                          1.15%     1.15%           1.15%(f)
   Net investment income (a)                                             1.06%     0.59%           0.67%(f)

Average net asset ratios absent expense limitations
   Expenses (a)                                                          1.27%     1.29%           3.36%(f)
   Net investment income (a)                                             0.94%     0.45%          (1.54)%(f)

Portfolio turnover rate (g)                                                20%        7%             45%

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios for the Master Index Portfolios were 0.25% and 1.92%, respectively, for the year ended December 31, 2002.
(b) For the periods ended December 31, 2002 and 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)  Distributions represent less than $0.01 per share in 2000.
(d)  Distributions representing less than $.01 per share were made in 2001.
(e) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(f)  Determined on an annualized basis.
(g)  Amount represents the portfolio turnover rate of the Master Index
     Portfolio.

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                          Year ended        From commencement of
                                                                          December 31,      investment operations
                                                                       -----------------    December 18, 2000 to
                                                                         2002      2001        December 31, 2000
                                                                       -------    ------    ---------------------
Class B Shares
Net asset value, beginning of period                                      7.87     10.15            10.00

Income from Investment Operations
   Net investment income (a) (b)                                          0.05      0.02               --
   Net gain (loss) on investments (both realized and unrealized) (a)     (1.43)    (2.30)            0.15
                                                                       -------    ------            -----
   Total from investment operations                                      (1.38)    (2.28)            0.15
                                                                       -------    ------            -----
Less Distributions
   Net investment income (c)                                             (0.05)       --               --
   Net realized gain(d)                                                     --        --               --
                                                                       -------    ------            -----
   Total distributions                                                   (0.05)       --               --
                                                                       -------    ------            -----
Net asset value, end of period                                         $  6.44      7.87            10.15
                                                                       =======    ======            =====
Total Return (e)                                                        (17.56)%  (22.43)%           1.51%

Ratios/Supplemental Data
Net assets, end of period (millions)                                   $  18.7      20.2             25.4

Average net asset ratios assuming expense limitations
   Expenses (a)                                                           1.55%     1.55%            1.55%(f)
   Net investment income (a)                                              0.66%     0.19%            0.27%(f)

Average net asset ratios absent expense limitations
   Expenses (a)                                                           1.67%     1.69%            3.36%(f)
   Net investment income (a)                                              0.54%     0.05%            0.00%(f)

Portfolio turnover rate (g)                                                 20%        7%              45%

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios for the Master Index Portfolios were 0.25% and 1.92%, respectively, for the year ended December 31, 2002.
(b) For the periods ended December 31, 2002 and 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)  Distributions represent less than $0.01 per share in 2000.
(d)  Distributions represent less than $0.01 per share in 2001.
(e) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(f)  Determined on an annualized basis.
(g)  Amount represents the portfolio turnover rate of the Master Index
     Portfolio.

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                      Year ended           From commencement
                                                                     December 31,      of investment operations
                                                                   ----------------       October 31, 2000 to
                                                                    2002      2001        December 31, 2000
                                                                   ------    ------    ------------------------
Class A Shares
Net asset value, beginning of period                               $ 8.98    $ 9.78            10.00

Income from Investment Operations
   Net investment income (a)                                         0.19      0.24             0.05
   Net gain (loss) on investments (both realized and unrealized)    (0.97)    (0.79)           (0.22)
                                                                   ------    ------            -----
   Total from investment operations                                 (0.78)    (0.55)           (0.17)
                                                                   ------    ------            -----
Less Distributions
   Net investment income                                            (0.10)    (0.23)           (0.05)
   Net realized gain (b)                                               --     (0.02)              --
                                                                   ------    ------            -----
   Total distributions                                              (0.10)    (0.25)           (0.05)
                                                                   ------    ------            -----
Net asset value, end of period                                     $ 8.10      8.98             9.78
                                                                   ======    ======            =====
Total Return (c)                                                    (7.93)%   (5.67)%          (1.71)%

Ratios/Supplemental Data
Net assets, end of period (millions)                               $ 48.6      29.3             24.6

Average net asset ratios assuming expense limitations
   Expenses                                                          0.50%     0.09%            0.00%(d)
   Net investment income                                             2.30%     2.62%            3.04%(d)

Average net asset ratios absent expense limitations
   Expenses                                                          0.61%     0.21%            0.21%(d)
   Net investment income                                             2.19%     2.50%            2.83%(d)

Portfolio turnover rate                                                 3%        6%              11%(d)

(a) For the periods ended December 31, 2002 and 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)  Distributions represent less than $0.01 per share in 2002.
(c) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(d)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                      Year ended           From commencement
                                                                     December 31,      of investment operations
                                                                   ----------------       October 31, 2000 to
                                                                    2002      2001        December 31, 2000
                                                                   ------    ------    ------------------------
Class B Shares
Net asset value, beginning of period                               $ 8.97    $ 9.78            10.00

Income from Investment Operations
   Net investment income (a)                                         0.16      0.23             0.05
   Net gain (loss) on investments (both realized and unrealized)    (0.95)    (0.80)           (0.22)
                                                                   ------    ------            -----
   Total from investment operations                                 (0.79)    (0.57)           (0.17)
                                                                   ------    ------            -----
Less Distributions
   Net investment income                                            (0.08)    (0.22)           (0.05)
   Net realized gain (b)                                               --     (0.02)              --
                                                                   ------    ------            -----
   Total distributions                                              (0.08)    (0.24)           (0.05)
                                                                   ------    ------            -----
Net asset value, end of period                                     $ 8.10      8.97             9.78
                                                                   ======    ======            =====
Total Return (c)                                                    (8.25)%   (5.90)%          (1.71)%

Ratios/Supplemental Data
Net assets, end of period (millions)                               $ 33.3      25.9             24.6

Average net asset ratios assuming expense limitations
   Expenses                                                          0.90%     0.15%            0.00%(d)
   Net investment income                                             1.85%     2.46%            3.04%(d)

Average net asset ratios absent expense limitations
   Expenses                                                          1.01%     0.27%            0.21%(d)
   Net investment income                                             1.74%     2.34%            2.83%(d)

Portfolio turnover rate                                                 3%        6%              11%(d)

(a) For the periods ended December 31, 2002 and 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)  Distributions represent less than $0.01 per share in 2002.
(c) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(d)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                      Year ended           From commencement
                                                                     December 31,      of investment operations
                                                                   ----------------       October 31, 2000 to
                                                                    2002      2001        December 31, 2000
                                                                   ------    ------    ------------------------
Class A Shares
Net asset value, beginning of period                               $10.35    $10.25            10.00

Income from Investment Operations
   Net investment income                                             0.51      0.60             0.10
   Net gain (loss) on investments (both realized and unrealized)     0.40      0.14             0.25
                                                                   ------    -----             -----
   Total from investment operations                                  0.91      0.74             0.35
                                                                   ------    -----             -----
Less Distributions
   Net investment income                                            (0.51)    (0.60)           (0.10)
   Net realized gain                                                (0.02)    (0.04)              --
                                                                   ------    ------            -----
   Total distributions                                              (0.53)    (0.64)           (0.10)
                                                                   ------    ------            -----
Net asset value, end of period                                     $10.73     10.35            10.25
                                                                   ======    ======            =====
Total Return (a)                                                     9.02%     7.42%            3.54%

Ratios/Supplemental Data
Net assets, end of period (millions)                               $ 55.8      21.0             25.5

Average net asset ratios assuming expense limitations
   Expenses                                                          0.70%     0.70%            0.29%(b)
   Net investment income                                             4.80%     5.74%            6.35%(b)

Average net asset ratios absent expense limitations
   Expenses                                                          0.71%     0.73%            0.29%(b)
   Net investment income                                             4.79%     5.71%            6.35%(b)

Portfolio turnover rate                                                15%       26%             190%(b)

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                          Year ended       From commencement of
                                                         December 31,     investment operations
                                                        ---------------    October 31, 2000 to
                                                         2002     2001      December 31, 2000
                                                        ------   ------   ---------------------
Class B Shares
Net asset value, beginning of period                    $10.35   $10.25         10.00

Income from Investment Operations
   Net investment income                                  0.47     0.56          0.10
   Net gain (loss) on investments
      (both realized and unrealized)                      0.40     0.14          0.25
                                                        ------   ------         -----
   Total from investment operations                       0.87     0.70          0.35
                                                        ------   ------         -----
Less Distributions
   Net investment income                                 (0.47)   (0.56)        (0.10)
   Net realized gain                                     (0.02)   (0.04)           --
                                                        ------   ------         -----
   Total distributions                                   (0.49)   (0.60)        (0.10)
                                                        ------   ------         -----
Net asset value, end of period                          $10.73    10.35         10.25
                                                        ======   ======         =====
Total Return (a)                                          8.59%    7.00%         3.54%

Ratios/Supplemental Data
Net assets, end of period (millions)                    $ 31.4     18.0          25.4

Average net asset ratios assuming expense limitations
   Expenses                                               1.10%    1.10%         0.29%(b)
   Net investment income                                  4.44%    5.34%         6.35%(b)

Average net asset ratios absent expense limitations
   Expenses                                               1.11%    1.13%         0.29%(b)
   Net investment income                                  4.43%    5.31%         6.35%(b)

Portfolio turnover rate                                     15%      26%          190%(b)

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                          Year ended       From commencement of
                                                         December 31,     investment operations
                                                        ---------------    October 31, 2000 to
                                                         2002     2001      December 31, 2000
                                                        ------   ------   ---------------------
Class A Shares
Net asset value, beginning of period                    $10.23    10.29         10.00

Income from Investment Operations
   Net investment income                                  0.43     0.44          0.09
   Net gain (loss) on investments
      (both realized and unrealized)                      0.74    (0.06)         0.29
                                                        ------    -----         -----
   Total from investment operations                       1.17     0.38          0.38
                                                        ------    -----         -----
Less Distributions
   Net investment income                                 (0.43)   (0.44)        (0.09)
                                                        ------    -----         -----
   Total distributions                                   (0.43)   (0.44)        (0.09)
                                                        ------    -----         -----
Net asset value, end of period                          $10.97    10.23         10.29
                                                        ======    =====         =====
Total Return (a)                                         11.64%    3.77%         3.79%

Ratios/Supplemental Data
Net assets, end of period (millions)                    $ 43.7     29.0          26.0

Average net asset ratios assuming expense limitations
   Expenses                                               0.70%    0.70%         0.36%(b)
   Net investment income                                  4.03%    4.26%         5.47%(b)

Average net asset ratios absent expense limitations
   Expenses                                               0.71%    0.71%         0.36%(b)
   Net investment income                                  4.02%    4.25%         5.47%(b)

Portfolio turnover rate                                      7%       0%            0%(b)

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b)  Determined on an annualized basis.

                See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                          Year ended       From commencement of
                                                         December 31,     investment operations
                                                        ---------------    October 31, 2000 to
                                                         2002     2001      December 31, 2000
                                                        ------   ------   ---------------------
Class B Shares
Net asset value, beginning of period                    $10.23    10.29         10.00

Income from Investment Operations
   Net investment income                                  0.39     0.40          0.09
   Net gain (loss) on investments
      (both realized and unrealized)                      0.74    (0.06)         0.29
                                                        ------    -----         -----
   Total from investment operations                       1.13     0.34          0.38
                                                        ------    -----         -----
Less Distributions
   Net investment income                                 (0.39)   (0.40)        (0.09)
                                                        ------    -----         -----
   Total distributions                                   (0.39)   (0.40)        (0.09)
                                                        ------    -----         -----
Net asset value, end of period                          $10.97    10.23         10.29
                                                        ======    =====         =====
Total Return (a)                                         11.20%    3.35%         3.79%

Ratios/Supplemental Data
Net assets, end of period (millions)                    $ 32.0     27.0          26.0

Average net asset ratios assuming expense limitations
   Expenses                                               1.10%    1.10%         0.36%(b)
   Net investment income                                  3.64%    3.86%         5.47%(b)

Average net asset ratios absent expense limitations
   Expenses                                               1.12%    1.11%         0.36%(b)
   Net investment income                                  3.62%    3.85%         5.47%(b)

Portfolio turnover rate                                      7%       0%            0%(b)

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                            From commencement
                                                          Year ended     of investment operations
                                                         December 31,      December 12, 2000 to
                                                         2002     2001       December 31, 2000
                                                        ------   -----   ------------------------
Class A Shares
Net asset value, beginning of period                    $ 1.00    1.00             1.00

Income from Investment Operations
   Net investment income (a)                              0.01    0.04               --
                                                        ------   -----             ----
   Total from investment operations                       0.01    0.04               --
                                                        ------   -----             ----

Less Distributions
   Net investment income (a)                             (0.01)  (0.04)              --
                                                        ------   -----             ----
   Total distributions                                   (0.01)  (0.04)              --
                                                        ------   -----             ----
Net asset value, end of period                          $ 1.00    1.00             1.00
                                                        ======   =====             ====

Total Return (b)                                          1.14%   3.62%            0.29%

Ratios/Supplemental Data
Net assets, end of period (millions)                    $ 36.2    11.0              5.0

Average net asset ratios assuming expense limitations
   Expenses                                               0.60%   0.60%            0.60%(c)
   Net investment income                                  1.10%   3.22%            5.94%(c)

Average net asset ratios absent expense limitations
   Expenses                                               0.71%   0.84%            1.93%(c)
   Net investment income                                  0.99%   2.98%            4.61%(c)

(a) Net investment income and distributions represent less than $0.01 per share for 2000.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)  Determined on an annualized basis.

                See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                            From commencement
                                                          Year ended     of investment operations
                                                         December 31,      December 12, 2000 to
                                                         2002     2001       December 31, 2000
                                                        ------   -----   ------------------------
Class B Shares
Net asset value, beginning of period                    $ 1.00    1.00             1.00

Income from Investment Operations
   Net investment income (a)                              0.01    0.03               --
                                                        ------   -----             ----
   Total from investment operations                       0.01    0.03               --
                                                        ------   -----             ----

Less Distributions
   Net investment income (a)                             (0.01)  (0.03)              --
                                                        ------   -----             ----
   Total distributions                                   (0.01)  (0.03)              --
                                                        ------   -----             ----
Net asset value, end of period                          $ 1.00    1.00             1.00
                                                        ======   =====             ====
Total Return (b)                                          0.74%   3.21%            0.27%

Ratios/Supplemental Data
Net assets, end of period (millions)                    $  5.4     5.2              5.0

Average net asset ratios assuming expense limitations
   Expenses                                               1.00%   1.00%            1.00%(c)
   Net investment income                                  0.73%   3.15%            5.54%(c)

Average net asset ratios absent expense limitations
   Expenses                                               1.13%   1.26%            1.93%(c)
   Net investment income                                  0.60%   2.89%            4.61%(c)

(a) Net investment income and distributions represent less than $0.01 per share for 2000.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)  Determined on an annualized basis.

                See accompanying notes to financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

                                                            Shares      Value
                                                           -------   -----------
COMMON STOCKS (95.94%)

ADVERTISING (0.22%)
Interpublic Group of Companies Inc.                        106,708   $ 1,502,449
Omnicom Group Inc.                                          52,061     3,363,141
TMP Worldwide Inc. (1)                                      30,808       348,438
                                                                     -----------
                                                                       5,214,028
                                                                     -----------
AEROSPACE / DEFENSE (1.61%)
Boeing Co. (The)                                           232,443     7,668,295
General Dynamics Corp.                                      55,670     4,418,528
Goodrich (B.F.) Co.                                         31,812       582,796
Lockheed Martin Corp.                                      126,277     7,292,497
Northrop Grumman Corp.                                      50,399     4,888,703
Raytheon Co.                                               112,360     3,455,070
Rockwell Collins Inc.                                       50,561     1,176,049
United Technologies Corp.                                  131,149     8,123,369
                                                                     -----------
                                                                      37,605,307
                                                                     -----------
AIRLINES (0.16%)
AMR Corp.(1)                                                43,555       287,463
Delta Air Lines Inc.                                        34,034       411,811
Southwest Airlines Co.                                     214,436     2,980,660
                                                                     -----------
                                                                       3,679,934
                                                                     -----------
APPAREL (0.30%)
Jones Apparel Group Inc. (1)                                35,736     1,266,484
Liz Claiborne Inc.                                          29,515       875,120
Nike Inc. "B"                                               73,515     3,269,212
Reebok International Ltd. (1)                               16,535       486,129
VF Corp.                                                    30,033     1,082,690
                                                                     -----------
                                                                       6,979,635
                                                                     -----------
AUTO MANUFACTURERS (0.53%)
Ford Motor Company                                         508,063     4,724,986
General Motors Corp. "A"                                   155,166     5,719,419
Navistar International Corp. (1)                            16,744       407,047
PACCAR Inc.                                                 32,089     1,480,266
                                                                     -----------
                                                                      12,331,718
                                                                     -----------
AUTO PARTS & EQUIPMENT (0.11%)
Cooper Tire & Rubber Co.                                    20,280       311,095
Dana Corp.                                                  41,090       483,218
Delphi Corp.                                               154,547     1,244,103
Goodyear Tire & Rubber Co. (The)                            48,376       329,441
Visteon Corp.                                               36,112       251,340
                                                                     -----------
                                                                       2,619,197
                                                                     -----------
BANKS (7.26%)
AmSouth Bancorp                                             98,541     1,891,987
Bank of America Corp.                                      414,498    28,836,626
Bank of New York Co. Inc. (The)                            201,078     4,817,829
Bank One Corp.                                             322,565    11,789,751
BB&T Corp.                                                 132,673     4,907,574

                                                           Shares      Value
                                                           -------   -----------
COMMON STOCKS (Cont.)

BANKS (Cont.)
Charter One Financial Inc.                                  62,660  $  1,800,222
Comerica Inc.                                               48,414     2,093,421
Fifth Third Bancorp                                        160,039     9,370,284
First Tennessee National Corp.                              34,793     1,250,460
FleetBoston Financial Corp.                                290,604     7,061,677
Golden West Financial Corp.                                 42,526     3,053,792
Huntington Bancshares Inc.                                  65,348     1,222,661
KeyCorp                                                    117,614     2,956,816
Marshall & Ilsley Corp.                                     60,424     1,654,409
Mellon Financial Corp.                                     119,422     3,118,108
National City Corp.                                        169,405     4,628,145
North Fork Bancorp Inc.                                     44,787     1,511,113
Northern Trust Corp.                                        61,113     2,142,011
PNC Financial Services Group                                78,618     3,294,094
Regions Financial Corp.                                     61,266     2,043,834
South Trust Corp.                                           96,002     2,385,650
State Street Corp.                                          89,796     3,502,044
Sun Trust Banks Inc.                                        78,587     4,473,172
Synovus Financial Corp.                                     82,976     1,609,734
U.S. Bancorp                                               530,404    11,255,173
Union Planters Corp.                                        54,946     1,546,180
Wachovia Corp.                                             376,757    13,729,025
Washington Mutual Inc.                                     262,217     9,054,353
Wells Fargo & Company                                      468,566    21,961,688
Zions Bancorporation                                        25,218       992,303
                                                                     -----------
                                                                     169,954,136
                                                                     -----------
BEVERAGES (2.92%)
Anheuser-Busch Companies Inc.                              237,064    11,473,898
Brown-Forman Corp. "B"                                      18,930     1,237,265
Coca-Cola Co. (The)                                        686,491    30,082,036
Coca-Cola Enterprises Inc.                                 124,388     2,701,707
Coors (Adolf) Company "B"                                   10,068       616,665
Pepsi Bottling Group Inc.                                   77,753     1,998,252
PepsiCo Inc.                                               478,309    20,194,206
                                                                     -----------
                                                                      68,304,029
                                                                     -----------
BIOTECHNOLOGY (0.97%)
Amgen Inc. (1)                                             356,392    17,227,989
Biogen Inc. (1)                                             41,251     1,652,515
Chiron Corp. (1)                                            52,112     1,959,411
Genzyme Corp. - General Division (1)                        59,382     1,755,926
                                                                     -----------
                                                                      22,595,841
                                                                     -----------
BUILDING MATERIALS (0.23%)
American Standard Companies
   Inc. (1)                                                 20,050     1,426,357
Masco Corp.                                                136,352     2,870,210
Vulcan Materials Co.                                        28,072     1,052,700
                                                                     -----------
                                                                       5,349,267
                                                                     -----------

                See accompanying notes to financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                               December 31, 2002

                                                           Shares       Value
                                                           -------   -----------
COMMON STOCKS (Cont.)

CHEMICALS (1.50%)
Air Products & Chemicals Inc.                               62,912   $ 2,689,488
Ashland Inc.                                                18,833       537,305
Dow Chemical Co. (The)                                     252,266     7,492,300
Du Pont (E.I.) de Nemours and Co.                          275,088    11,663,731
Eastman Chemical Co.                                        21,470       789,452
Engelhard Corp.                                             35,305       789,067
Great Lakes Chemical Corp.                                  13,881       331,478
Hercules Inc. (1)                                           30,120       265,056
Monsanto Co.                                                72,449     1,394,643
PPG Industries Inc.                                         46,897     2,351,885
Praxair Inc.                                                44,762     2,585,901
Rohm & Haas Co. "A"                                         61,234     1,988,880
Sherwin-Williams Co. (The)                                  41,444     1,170,793
Sigma-Aldrich Corp.                                         19,900       969,130
                                                                     -----------
                                                                      35,019,109
                                                                     -----------
COMMERCIAL SERVICES (0.95%)
Apollo Group Inc. "A" (1)                                   48,284     2,124,496
Block (H & R) Inc.                                          50,058     2,012,332
Cendant Corp. (1)                                          286,894     3,006,649
Concord EFS Inc. (1)                                       141,028     2,219,781
Convergys Corp. (1)                                         48,153       729,518
Deluxe Corp.                                                17,149       721,973
Donnelley (R.R.) & Sons Co.                                 31,487       685,472
Ecolab Inc.                                                 35,855     1,774,822
Equifax Inc.                                                39,495       913,914
McKesson Corp.                                              80,575     2,177,942
Moody's Corp.                                               41,898     1,729,968
Paychex Inc.                                               104,108     2,904,613
Quintiles Transnational Corp. (1)                           32,455       392,705
Robert Half International Inc. (1)                          48,072       774,440
                                                                     -----------
                                                                      22,168,625
                                                                     -----------

COMPUTERS (4.99%)
Apple Computer Inc. (1)                                     99,524     1,426,179
Cisco Systems Inc. (1)                                   2,000,957    26,212,537
Computer Sciences Corp. (1)                                 47,542     1,637,822
Dell Computer Corp. (1)                                    717,137    19,176,243
Electronic Data Systems Corp.                              132,049     2,433,663
EMC Corp. (1)                                              608,823     3,738,173
Gateway Inc. (1)                                            89,561       281,222
Hewlett-Packard Co.                                        844,953    14,668,384
International Business
   Machines Corp.                                          468,005    36,270,387
Lexmark International Inc. "A" (1)                          34,837     2,107,638
NCR Corp. (1)                                               27,110       643,591
Network Appliance Inc.(1)                                   93,396       933,960
Sun Microsystems Inc. (1)                                  863,261     2,684,742
SunGard Data Systems Inc. (1)                               78,364     1,846,256
Unisys Corp. (1)                                            89,809       889,109

                                                           Shares        Value
                                                           -------   -----------
COMMON STOCKS (Cont.)

COMPUTERS (Cont.)
Veritas Software Corp. (1)                                 113,912  $  1,779,305
                                                                     -----------
                                                                     116,729,211
                                                                     -----------
COSMETICS / PERSONAL CARE (2.55%)
Alberto-Culver Co. "B"                                      16,084       810,634
Avon Products Inc.                                          65,140     3,509,092
Colgate-Palmolive Co.                                      149,099     7,817,261
Gillette Co. (The)                                         292,078     8,867,488
International Flavors &
   Fragrances Inc.                                          26,192       919,339
Kimberly-Clark Corp.                                       142,481     6,763,573
Procter & Gamble Co.                                       359,789    30,920,267
                                                                     -----------
                                                                      59,607,654
                                                                     -----------
DISTRIBUTION / WHOLESALE (0.27%)
Costco Wholesale Corp. (1)                                 126,166     3,540,218
Genuine Parts Co.                                           48,436     1,491,829
Grainger (W.W.) Inc.                                        25,366     1,307,617
                                                                     -----------
                                                                       6,339,664
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES (7.16%)
American Express Co.                                       364,024    12,868,248
Bear Stearns Companies Inc. (The)                           26,659     1,583,545
Capital One Financial Corp.                                 61,403     1,824,897
Citigroup Inc.                                           1,422,305    50,050,913
Countrywide Financial Corp.                                 34,975     1,806,459
Fannie Mae                                                 275,519    17,724,137
Franklin Resources Inc.                                     71,947     2,451,954
Freddie Mac                                                192,636    11,375,156
Goldman Sachs Group Inc. (The)                             132,250     9,006,225
Household International Inc.                               131,089     3,645,585
JP Morgan Chase & Co.                                      552,826    13,267,824
Lehman Brothers Holdings Inc.                               65,793     3,506,109
MBNA Corp.                                                 353,755     6,728,420
Merrill Lynch & Co. Inc.                                   239,356     9,083,560
Morgan Stanley                                             300,686    12,003,385
Providian Financial Corp. (1)                               79,795       517,870
Schwab (Charles) Corp. (The)                               372,292     4,039,368
SLM Corp.                                                   42,539     4,418,101
Stilwell Financial Inc.                                     61,456       803,230
T. Rowe Price Group Inc.                                    33,810       922,337
                                                                     -----------
                                                                     167,627,323
                                                                     -----------
ELECTRIC (2.45%)
AES Corp. (The) (1)                                        151,277       456,857
Allegheny Energy Inc.                                       34,711       262,415
Ameren Corp.                                                42,511     1,767,182
American Electric Power Co. Inc.                            93,789     2,563,253
Calpine Corp. (1)                                          104,034       339,151
CenterPoint Energy Inc.                                     84,007       714,059
Cinergy Corp.                                               46,579     1,570,644
CMS Energy Corp.                                            39,777       375,495

                See accompanying notes to financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                           Shares       Value
                                                          -------    -----------

COMMON STOCKS (Cont.)

ELECTRIC (Cont.)
Consolidated Edison Inc.                                   59,130    $ 2,531,947
Constellation Energy Group Inc.                            45,579      1,268,008
Dominion Resources Inc.                                    85,055      4,669,519
DTE Energy Co.                                             46,359      2,151,058
Duke Energy Corp.                                         247,014      4,826,654
Edison International (1)                                   90,058      1,067,187
Entergy Corp.                                              61,529      2,805,107
Exelon Corp.                                               89,419      4,718,641
FirstEnergy Corp.                                          82,387      2,716,299
FPL Group Inc.                                             50,522      3,037,888
Mirant Corp. (1)                                          111,074        209,930
NiSource Inc.                                              67,454      1,349,080
PG&E Corp. (1)                                            111,986      1,556,605
Pinnacle West Capital Corp.                                25,015        852,761
PPL Corp.                                                  45,508      1,578,217
Progress Energy Inc.                                       65,566      2,842,286
Public Service Enterprise Group Inc.                       61,557      1,975,980
Southern Co.                                              197,537      5,608,075
TECO Energy Inc.                                           48,567        751,331
TXU Corp.                                                  89,142      1,665,173
Xcel Energy Inc.                                          110,441      1,214,851
                                                                     -----------
                                                                      57,445,653
                                                                     -----------
ELECTRICAL COMPONENTS & EQUIPMENT (0.09%)
American Power Conversion Corp. (1)                        54,433        824,660
Molex Inc.                                                 53,288      1,227,756
Power-One Inc. (1)                                         22,038        124,955
                                                                     -----------
                                                                       2,177,371
                                                                     -----------
ELECTRONICS (0.55%)
Agilent Technologies Inc. (1)                             129,173      2,319,947
Applera Corp. - Applied Biosystems Group                   58,060      1,018,372
Jabil Circuit Inc. (1)                                     54,828        982,518
Johnson Controls Inc.                                      24,592      1,971,541
Millipore Corp. (1)                                        13,374        454,716
Parker Hannifin Corp.                                      32,686      1,507,805
PerkinElmer Inc.                                           35,154        290,020
Sanmina-SCI Corp. (1)                                     146,265        656,730
Solectron Corp. (1)                                       229,116        813,362
Symbol Technologies Inc.                                   64,038        526,392
Tektronix Inc. (1)                                         24,223        440,616
Thermo Electron Corp. (1)                                  45,398        913,408
Thomas & Betts Corp. (1)                                   16,140        272,766
Waters Corp. (1)                                           35,871        781,270
                                                                     -----------
                                                                      12,949,463
                                                                     -----------
ENGINEERING & CONSTRUCTION (0.03%)
Fluor Corp.                                                22,269        623,532
                                                                     -----------


                                                           Shares       Value
                                                          -------    -----------
COMMON STOCKS (Cont.)

ENTERTAINMENT (0.08%)
International Game Technology Inc. (1)                     24,007    $ 1,822,611
                                                                     -----------
ENVIRONMENTAL CONTROL (0.19%)
Allied Waste Industries Inc. (1)                           54,419        544,190
Waste Management Inc.                                     168,653      3,865,527
                                                                     -----------
                                                                       4,409,717
                                                                     -----------
FOOD (1.98%)
Albertson's Inc.                                          105,100      2,339,526
Archer-Daniels-Midland Co.                                179,280      2,223,072
Campbell Soup Co.                                         113,580      2,665,723
ConAgra Foods Inc.                                        148,670      3,718,237
General Mills Inc.                                        101,858      4,782,233
Heinz (H.J.) Co.                                           96,959      3,187,042
Hershey Foods Corp.                                        37,685      2,541,476
Kellogg Co.                                               113,118      3,876,554
Kroger Co. (1)                                            214,276      3,310,564
Safeway Inc. (1)                                          122,247      2,855,690
Sara Lee Corp.                                            216,019      4,862,588
SUPERVALU Inc.                                             36,954        610,111
Sysco Corp.                                               181,958      5,420,529
Winn-Dixie Stores Inc.                                     38,863        593,827
Wrigley (William Jr.) Co.                                  62,382      3,423,524
                                                                     -----------
                                                                      46,410,696
                                                                     -----------
FOREST PRODUCTS & PAPER (0.54%)
Boise Cascade Corp                                         16,135        406,925
Georgia-Pacific Corp.                                      69,177      1,117,900
International Paper Co.                                   132,897      4,647,408
Louisiana-Pacific Corp. (1)                                28,933        233,200
MeadWestvaco Corp.                                         55,414      1,369,280
Plum Creek Timber Co. Inc.                                 51,288      1,210,397
Temple-Inland Inc.                                         14,839        664,936
Weyerhaeuser Co.                                           60,608      2,982,520
                                                                     -----------
                                                                      12,632,566
                                                                     -----------
GAS (0.15%)
KeySpan Corp.                                              39,298      1,384,862
Nicor Inc.                                                 12,155        413,635
Peoples Energy Corp.                                        9,777        377,881
Sempra Energy                                              56,771      1,342,634
                                                                     -----------
                                                                       3,519,012
                                                                     -----------
HAND / MACHINE TOOLS (0.35%)
Black & Decker Corp.                                       22,355        958,806
Emerson Electric Co.                                      116,576      5,927,890
Snap-On Inc.                                               16,155        454,117
Stanley Works (The)                                        24,410        844,098
                                                                     -----------
                                                                       8,184,911
                                                                     -----------

                See accompanying notes to financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                         Shares        Value
                                                         -------    ------------
COMMON STOCKS (Cont.)

HEALTH CARE (4.76%)
Aetna Inc.                                                41,701    $  1,714,745
Anthem Inc. (1)                                           39,151       2,462,598
Bard (C.R.)Inc                                            14,351         832,358
Bausch & Lomb Inc.                                        14,919         537,084
Baxter International Inc.                                164,371       4,602,388
Becton, Dickinson & Co.                                   71,077       2,181,353
Biomet Inc.                                               72,018       2,064,036
Boston ScientificCorp. (1)                               112,914       4,801,103
Guidant Corp. (1)                                         84,626       2,610,712
HCA Inc.                                                 142,165       5,899,847
Health Management Associates Inc. "A"                     65,902       1,179,646
HEALTHSOUTH Corp. (1)                                    109,515         459,963
Humana Inc. (1)                                           45,153         451,530
Johnson & Johnson                                        822,592      44,181,416
Manor Care Inc. (1)                                       26,801         498,767
Medtronic Inc.                                           337,851      15,406,006
Quest Diagnostics Inc. (1)                                27,062       1,539,828
St. Jude Medical Inc. (1)                                 49,138       1,951,761
Stryker Corp.                                             54,801       3,678,243
Tenet Healthcare Corp. (1)                               135,059       2,214,968
UnitedHealth Group Inc.                                   84,295       7,038,632
WellPoint Health Networks Inc. (1)                        41,178       2,930,226
Zimmer Holdings Inc. (1)                                  53,988       2,241,582
                                                                    ------------
                                                                     111,478,792
                                                                    ------------
HOME BUILDERS (0.10%)
Centex Corp.                                              17,057         856,261
KB Home                                                   13,310         570,333
Pulte Homes Inc.                                          16,946         811,205
                                                                    ------------
                                                                       2,237,799
                                                                    ------------
HOME FURNISHINGS (0.12%)
Leggett & Platt Inc.                                      53,917       1,209,897
Maytag Corp.                                              21,689         618,136
Whirlpool Corp.                                           18,889         986,384
                                                                    ------------
                                                                       2,814,417
                                                                    ------------
HOUSEHOLD PRODUCTS / WARES (0.39%)
American Greetings Corp. "A" (1)                          18,123         286,343
Avery Dennison Corp.                                      30,389       1,856,160
Clorox Co.                                                60,982       2,515,507
Fortune Brands Inc.                                       41,379       1,924,537
Newell Rubbermaid Inc.                                    73,997       2,244,329
Tupperware Corp.                                          16,141         243,406
                                                                    ------------
                                                                       9,070,282
                                                                    ------------
INSURANCE (4.87%)
ACE Ltd.                                                  72,695       2,132,871
AFLAC Inc.                                               142,878       4,303,485
Allstate Corp. (The)                                     194,722       7,202,767
Ambac Financial Group Inc.                                29,383       1,652,500


                                                         Shares        Value
                                                         -------    ------------
COMMON STOCKS (Cont.)

INSURANCE (Cont.)
American International Group Inc.                        722,353    $ 41,788,121
AON Corp.                                                 85,721       1,619,270
Chubb Corp.                                               47,362       2,472,296
CIGNA Corp.                                               38,616       1,587,890
Cincinnati Financial Corp.                                44,720       1,679,236
Hancock (John) Financial Services Inc.                    79,863       2,228,178
Hartford Financial Services Group Inc.                    70,632       3,208,812
Jefferson-Pilot Corp.                                     39,796       1,516,626
Lincoln National Corp.                                    49,101       1,550,610
Loews Corp.                                               51,322       2,281,776
Marsh & McLennan Companies Inc.                          148,699       6,871,381
MBIA Inc.                                                 40,236       1,764,751
MetLife Inc.                                             193,915       5,243,462
MGIC Investment Corp.                                     27,879       1,151,403
Principal Financial Group Inc.                            93,368       2,813,178
Progressive Corp. (The)                                   60,282       2,991,796
Prudential Financial Inc.                                156,842       4,978,165
SAFECO Corp.                                              38,240       1,325,781
St. Paul Companies Inc.                                   62,691       2,134,629
Torchmark Corp.                                           32,761       1,196,759
Travelers Property Casualty Corp. "B" (1)                277,859       4,070,634
UNUMProvident Corp.                                       66,936       1,174,057
XL Capital Ltd. "A"                                       37,603       2,904,831
                                                                    ------------
                                                                     113,845,265
                                                                    ------------
IRON / STEEL (0.06%)
Allegheny Technologies Inc                                22,262         138,692
Nucor Corp.                                               21,692         895,880
United States Steel Corp.                                 28,165         369,525
                                                                    ------------
                                                                       1,404,097
                                                                    ------------
LEISURE TIME (0.39%)
Brunswick Corp.                                           24,900         494,514
Carnival Corp. "A"                                       162,446       4,053,028
Harley-Davidson Inc.                                      83,786       3,870,913
Sabre Holdings Corp. (1)                                  39,639         717,862
                                                                    ------------
                                                                       9,136,317
                                                                    ------------
LODGING (0.26%)
Harrah's Entertainment Inc. (1)                           30,945       1,225,422
Hilton Hotels Corp.                                      104,242       1,324,916
Marriott International Inc. "A"                           65,912       2,166,527
Starwood Hotels & Resorts Worldwide Inc.                  55,260       1,311,872
                                                                    ------------
                                                                       6,028,737
                                                                    ------------
MACHINERY (0.53%)
Caterpillar Inc.                                          95,286       4,356,476

                See accompanying notes to financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                         Shares         Value
                                                       ---------    ------------

COMMON STOCKS (Cont.)

MACHINERY (Cont.)
Cummins Inc.                                              11,571     $   325,492
Deere & Co.                                               66,051       3,028,438
Dover Corp.                                               55,967       1,631,998
Ingersoll-Rand Co. "A"                                    46,843       2,017,060
McDermott International Inc. (1)                          17,537          76,812
Rockwell Automation Inc.                                  51,589       1,068,408
                                                                    ------------
                                                                      12,504,684
                                                                    ------------
MANUFACTURERS (4.83%)
Cooper Industries Ltd.                                    25,578         932,318
Crane Co.                                                 16,562         330,081
Danaher Corp.                                             42,187       2,771,686
Eastman Kodak Co.                                         80,765       2,830,006
Eaton Corp.                                               19,508       1,523,770
General Electric Co.                                   2,755,604      67,098,957
Honeywell International Inc                              227,318       5,455,632
Illinois Tool Works Inc.                                  84,840       5,502,722
ITT Industries Inc.                                       25,416       1,542,497
Pall Corp.                                                33,888         565,252
Textron Inc.                                              38,055       1,635,984
3M Co.                                                   108,044      13,321,825
Tyco International Ltd.                                  552,437       9,435,624
                                                                    ------------
                                                                     112,946,354
                                                                    ------------
MEDIA (3.65%)
AOL Time Warner Inc. (1)                               1,237,789      16,215,036
Clear Channel Communications Inc. (1)                    169,647       6,326,137
Comcast Corp. "A" (1)                                    306,047       7,213,528
Comcast Corp. Special "A" (1)                            336,762       7,607,454
Dow Jones & Co. Inc.                                      22,885         989,319
Gannett Co. Inc.                                          73,997       5,312,985
Knight Ridder Inc.                                        22,841       1,444,693
McGraw-Hill Companies Inc. (The)                          53,641       3,242,062
Meredith Corp.                                            13,718         563,947
New York Times Co. "A"                                    41,919       1,916,956
Tribune Co.                                               84,377       3,835,778
Univision Communications Inc. "A" (1)                     63,517       1,556,166
Viacom Inc. "B" (1)                                      487,672      19,877,511
Walt Disney Co. (The)                                    565,445       9,222,408
                                                                    ------------
                                                                      85,323,980
                                                                    ------------
METAL FABRICATE / HARDWARE(0.02%)
Worthington Industries Inc.                               23,643         360,319
                                                                    ------------
MINING (0.43%)
Alcoa Inc.                                               233,746       5,324,734
Freeport-McMoRan Copper & Gold Inc. (1)                   40,062         672,240
Newmont Mining Corp.                                     111,200       3,228,136

                                                         Shares        Value
                                                       ---------    ------------
COMMON STOCKS (Cont.)

MINING (Cont.)
Phelps Dodge Corp. (1)                                    24,566    $    777,514
                                                                    ------------
                                                                      10,002,624
                                                                    ------------
OFFICE / BUSINESS EQUIPMENT (0.16%)
Pitney Bowes Inc.                                         65,570       2,141,516
Xerox Corp. (1)                                          203,474       1,637,966
                                                                    ------------
                                                                       3,779,482
                                                                    ------------
OIL & GAS PRODUCERS (5.22%)
Amerada Hess Corp.                                        24,742       1,362,047
Anadarko Petroleum Corp.                                  68,825       3,296,718
Apache Corp.                                              39,848       2,270,938
Burlington Resources Inc.                                 55,726       2,376,714
ChevronTexaco Corp.                                      295,777      19,663,255
ConocoPhillips                                           187,405       9,068,528
Devon EnergyCorp                                          43,360       1,990,224
EOG Resources Inc.                                        31,938       1,274,965
Exxon Mobil Corp.                                      1,863,431      65,108,279
Kerr-McGee Corp.                                          27,760       1,229,768
Kinder Morgan Inc.                                        33,757       1,426,908
Marathon Oil Corp.                                        86,392       1,839,286
Nabors Industries Ltd. (1)                                40,070       1,413,269
Noble Corp. (1)                                           37,086       1,303,573
Occidental Petroleum Corp.                               104,346       2,968,644
Rowan Companies Inc.                                      25,919         588,361
Sunoco Inc.                                               21,204         703,549
Transocean Inc.                                           88,426       2,051,483
Unocal Corp.                                              71,381       2,182,831
                                                                    ------------
                                                                     122,119,340
                                                                    ------------
OIL & GAS SERVICES (0.57%)
Baker Hughes Inc.                                         93,029       2,994,604
BJ Services Co. (1)                                       43,415       1,402,739
Halliburton Co.                                          120,806       2,260,280
Schlumberger Ltd.                                        160,770       6,766,809
                                                                    ------------
                                                                      13,424,432
                                                                    ------------
PACKAGING & CONTAINERS (0.14%)

Ball Corp.                                                15,708         804,093
Bemis Co.                                                 14,648         726,980
Pactiv Corp. (1)                                          43,979         961,381
Sealed Air Corp. (1)                                      23,304         869,239
                                                                    ------------
                                                                       3,361,693
                                                                    ------------
PHARMACEUTICALS (8.30%)
Abbott Laboratories                                      432,671      17,306,840
Allergan Inc.                                             35,820       2,063,948
AmerisourceBergen Corp.                                   29,299       1,591,229
Bristol-Myers Squibb Co.                                 536,359      12,416,711
Cardinal Health Inc.                                     122,575       7,255,214
Forest Laboratories Inc. "A" (1)                          50,104       4,921,215

                See accompanying notes to financial statements

                         S&P 500 INDEX MASTER PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                               December 31, 2002

                                                         Shares        Value
                                                       ---------    ------------

COMMON STOCKS (Cont.)

PHARMACEUTICALS (Cont.)
King Pharmaceuticals Inc. (1)                             66,804    $  1,148,361
Lilly (Eli) and Co.                                      311,067      19,752,755
MedImmune Inc. (1)                                        69,469       1,887,473
Merck & Co. Inc.                                         621,819      35,201,174
Pfizer Inc.                                              706,501      52,167,736
Pharmacia Corp.                                          358,007      14,964,693
Schering-Plough Corp.                                    406,087       9,015,131
Watson Pharmaceuticals Inc. (1)                           29,563         835,746
Wyeth                                                    367,070      13,728,418
                                                                    ------------
                                                                     194,256,644
                                                                    ------------
PIPELINES (0.07%)
Dynegy Inc. "A"                                          101,977         120,333
El Paso Corp.                                            165,708       1,153,328
Williams Companies Inc.                                  142,680         385,236
                                                                    ------------
                                                                       1,658,897
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS (0.28%)
Equity Office Properties Trust                           114,090       2,849,968
Equity Residential                                        75,100       1,845,958
Simon Property Group Inc.                                 51,927       1,769,153
                                                                    ------------
                                                                       6,465,079
                                                                    ------------
RETAIL (6.83%)
AutoZone Inc. (1)                                         27,299       1,928,674
Bed Bath & Beyond Inc. (1)                                80,994       2,796,723
Best Buy Co. Inc. (1)                                     89,034       2,150,171
Big Lots Inc. (1)                                         32,004         423,413
Circuit City Stores Inc.                                  57,986         430,256
CVS Corp.                                                108,767       2,715,912
Darden Restaurants Inc.                                   47,318         967,653
Dillards Inc. "A"                                         23,588         374,106
Dollar General Corp.                                      92,447       1,104,742
eBay Inc. (1)                                             85,478       5,797,118
Family Dollar Stores Inc.                                 47,872       1,494,085
Federated Department Stores Inc. (1)                      54,401       1,564,573
Gap Inc. (The)                                           244,699       3,797,728
Home Depot Inc.                                          644,139      15,433,570
Kohls Corp. (1)                                           93,353       5,223,100
Limited Brands Inc.                                      144,709       2,015,796
Lowe's Companies Inc.                                    216,079       8,102,963
May Department Stores Co. (The)                           79,779       1,833,321
McDonald's Corp.                                         351,642       5,654,403
Nordstrom Inc.                                            37,604         713,348
Office Depot Inc. (1)                                     85,430       1,260,947
Penney (J.C.) Co. Inc. (Holding Co.)                      74,147       1,706,122
RadioShack Corp.                                          46,757         876,226
Sears, Roebuck and Co.                                    87,545       2,096,703
Staples Inc. (1)                                         130,253       2,383,630
Starbucks Corp. (1)                                      107,517       2,191,196
Target Corp.                                             251,513       7,545,390

                                                         Shares        Value
                                                       ---------    ------------

COMMON STOCKS (Cont.)

RETAIL (Cont.)
Tiffany & Co.                                             40,285    $    963,214
TJX Companies Inc.                                       146,384       2,857,416
Toys R Us Inc. (1)                                        58,659         586,590
Walgreen Co.                                             283,779       8,283,509
Wal-Mart Stores Inc.                                   1,222,359      61,741,353
Wendy's International Inc.                                31,919         864,047
Yum! Brands Inc. (1)                                      81,811       1,981,462
                                                                    ------------
                                                                     159,859,460
                                                                    ------------
SEMICONDUCTORS ( 2.69%)
Advanced Micro Devices Inc. (1)                           95,331         615,838
Altera Corp. (1)                                         105,920       1,307,053
Analog Devices Inc. (1)                                  101,269       2,417,291
Applied Materials Inc. (1)                               456,281       5,945,341
Applied Micro Circuits Corp. (1)                          83,336         307,510
Broadcom Corp. "A" (1)                                    76,318       1,149,349
Intel Corp.                                            1,834,728      28,566,715
KLA-Tencor Corp. (1)                                      52,280       1,849,144
Linear Technology Corp.                                   86,480       2,224,266
LSI Logic Corp. (1)                                      102,779         593,035
Maxim Integrated Products Inc.                            88,779       2,933,258
Micron Technology Inc. (1)                               167,443       1,630,895
National Semiconductor Corp. (1)                          49,964         749,960
Novellus Systems Inc. (1)                                 41,127       1,154,846
NVIDIA Corp. (1)                                          42,227         486,033
PMC-Sierra Inc. (1)                                       46,151         256,600
QLogic Corp. (1)                                          25,949         895,500
Teradyne Inc. (1)                                         50,592         658,202
Texas Instruments Inc.                                   479,278       7,193,963
Xilinx Inc. (1)                                           93,460       1,925,276
                                                                    ------------
                                                                      62,860,075
                                                                    ------------
SOFTWARE (5.45%)
Adobe Systems Inc.                                        65,516       1,624,862
Autodesk Inc.                                             31,314         447,790
Automatic Data Processing Inc.                           165,898       6,511,497
BMC Software Inc. (1)                                     65,334       1,117,865
Citrix Systems Inc. (1)                                   47,530         585,570
Computer Associates International Inc.                   158,918       2,145,393
Compuware Corp. (1)                                      104,793         503,006
Electronic Arts Inc. (1)                                  39,105       1,946,256
First Data Corp.                                         208,345       7,377,496
Fiserv Inc. (1)                                           53,000       1,799,350
IMS Health Inc.                                           77,938       1,247,008
Intuit Inc. (1)                                           56,881       2,668,857
Mercury Interactive Corp. (1)                             23,385         693,365
Microsoft Corp. (1)                                    1,480,581      76,546,038
Novell Inc. (1)                                          100,672         336,244
Oracle Corp. (1)                                       1,483,370      16,020,396
Parametric Technology Corp. (1)                           72,157         181,836
PeopleSoft Inc. (1)                                       86,613       1,585,018

                 See accompanying notes to financial statements

                         S&P 500 INDEX MASTER PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                               December 31, 2002

                                                     Shares        Value
                                                     -------   --------------

COMMON STOCKS (Cont.)

SOFTWARE (Cont.)
Rational Software Corp. (1)                           53,937   $      560,405
Siebel Systems Inc. (1)                              134,033        1,002,567
Yahoo! Inc. (1)                                      163,765        2,677,558
                                                               --------------
                                                                  127,578,377
                                                               --------------
TELECOMMUNICATION EQUIPMENT (0.81%)
ADC Telecommunications Inc. (1)                      220,052          459,909
Andrew Corp. (1)                                      27,122          278,814
Avaya Inc. (1)                                       100,020          245,049
CIENA Corp. (1)                                      119,237          612,878
Comverse Technology Inc. (1)                          52,190          522,944
JDS Uniphase Corp. (1)                               391,304          966,521
Lucent Technologies Inc. (1)                         952,066        1,199,603
Motorola Inc.                                        637,058        5,510,552
QUALCOMM Inc. (1)                                    217,375        7,910,276
Scientific-Atlanta Inc.                               42,805          507,667
Tellabs Inc. (1)                                     114,412          831,775
                                                               --------------
                                                                   19,045,988
                                                               --------------
TELECOMMUNICATIONS (1.80%)
AT&T Wireless Services Inc. (1)                      750,014        4,237,579
Citizens Communications Co. (1)                       78,015          823,058
Corning Inc. (1)                                     318,577        1,054,490
Nextel Communications Inc. "A" (1)                   266,619        3,079,449
Qwest Communications International Inc. (1)          469,256        2,346,280
Sprint Corp. (PCS Group) (1)                         276,515        1,211,136
Verizon Communications Inc.                          757,559       29,355,411
                                                               --------------
                                                                   42,107,403
                                                               --------------
TELEPHONE (2.26%)
Alltel Corp.                                          86,109        4,391,559
AT&T Corp.                                           213,290        5,569,002
BellSouth Corp.                                      514,759       13,316,815
CenturyTel Inc.                                       39,454        1,159,159
SBC Communications Inc.                              919,390       24,924,663
Sprint Corp. (FON Group)                             247,643        3,585,871
                                                               --------------
                                                                   52,947,069
                                                               --------------
TEXTILES (0.09%)
Cintas Corp.                                          47,098        2,154,734
                                                               --------------
TOBACCO (1.10%)
Philip Morris Companies Inc.                         572,900       23,219,637
R.J. Reynolds Tobacco Holdings Inc.                   24,477        1,030,726
UST Inc.                                              46,743        1,562,618
                                                               --------------
                                                                   25,812,981
                                                               --------------
TOYS / GAMES / HOBBIES (0.12%)
Hasbro Inc.                                           47,830          552,437

                                                     Shares        Value
                                                     -------   --------------
COMMON STOCKS (Cont.)

TOYS / GAMES / HOBBIES (Cont.)
Mattel Inc.                                          121,025   $    2,317,629
                                                               --------------
                                                                    2,870,066
                                                               --------------
TRANSPORTATION (1.48%)
Burlington Northern Santa Fe Corp.                   104,617        2,721,088
CSX Corp.                                             58,978        1,669,667
FedEx Corp.                                           82,555        4,476,132
Norfolk Southern Corp.                               107,566        2,150,244
Union Pacific Corp.                                   70,120        4,198,084
United Parcel Service Inc. "B"                       309,187       19,503,516
                                                               --------------
                                                                   34,718,731
                                                               --------------

TRUCKING & LEASING (0.02%)
Ryder System Inc.                                     17,230          386,641
                                                               --------------
TOTAL COMMON STOCKS
(Cost: $2,647,065,540)                                          2,244,860,969
                                                               --------------

                                                 Shares or
                                                 principal
                                                   amount          Value
                                                ------------   --------------
SHORT TERM INSTRUMENTS (5.84%)
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                          122,039,520      122,039,520
BlackRock Temp Cash Money Market Fund              5,643,616        5,643,616
Dreyfus Money Market Fund                            486,519          486,519
Goldman Sachs Financial Square
   Prime Obligation Fund                             423,822          423,822
U.S. Treasury Bill,
   1.17% (2), 03/27/2003 (3)                    $  8,150,000        8,127,938
                                                               --------------
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $136,722,011)                                           136,721,415
                                                               --------------
TOTAL INVESTMENTS IN SECURITIES (101.78%)
   (Cost $2,783,787,551)                                        2,381,582,384

OTHER ASSETS, LESS LIABILITIES (-1.78%)                           (41,663,299)
                                                               --------------
NET ASSETS (100.00%)                                           $2,339,919,085
                                                               ==============

(1)  Non-income producing security.

(2)  Yield to maturity.

(3) This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

                 See accompanying notes to financial statements.

                      RUSSELL 2000 INDEX MASTER PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

                                                            Shares    Value
                                                            ------   --------
COMMON STOCKS (97.12%)

ADVERTISING (0.37%)
ADVO Inc. (1)                                                2,323   $ 76,264
APAC Customer Services Inc. (1)                              3,100      7,254
Avenue A Inc. (1)                                            3,600     10,440
Donnelley (R.H.) Corp. (1)                                   3,120     91,447
Grey Global Group Inc.                                         100     61,110
SITEL Corp. (1)                                              5,900      7,080
ValueVision Media Inc. "A" (1)                               2,200     32,956
                                                                     --------
                                                                      286,551
                                                                     --------
AEROSPACE / DEFENSE (0.60%)
AAR Corp.                                                    3,501     18,030
BE Aerospace Inc. (1)                                        4,320     15,725
Curtiss-Wright Corp.                                         1,245     79,456
DRS Technologies Inc. (1)                                    3,015     94,460
Ducommun Inc. (1)                                              700     11,095
GenCorp. Inc.                                                3,220     25,502
HEICO Corp.                                                  2,225     23,607
Integrated Defense Technologies Inc. (1)                       800     11,600
Orbital Sciences Corp. (1)                                   4,500     18,990
Sequa Corp. "A" (1)                                            898     35,121
Teledyne Technologies Inc. (1)                               3,500     54,880
United Defense Industries Inc. (1)                           2,401     55,943
United Industrial Corp.                                      1,200     19,200
                                                                     --------
                                                                      463,609
                                                                     --------
AGRICULTURE (0.20%)
Delta & Pine Land Co.                                        5,373    109,663
DIMON Inc.                                                   4,995     29,970
Maui Land & Pineapple Co. Inc. (1)                             400      6,336
Seminis Inc. "A" (1)                                         1,900      5,472
                                                                     --------
                                                                      151,441
                                                                     --------
AIRLINES (0.36%)
Airtran Holdings Inc. (1)                                    6,370     24,843
Alaska Air Group Inc. (1)                                    3,192     69,107
Atlantic Coast Airlines Holdings Inc. (1)                    6,368     76,607
ExpressJet Holdings Inc. (1)                                 3,736     38,294
Frontier Airlines Inc. (1)                                   3,550     23,998
Mesa Air Group Inc. (1)                                      4,335     17,643
Mesaba Holdings Inc. (1)                                     1,200      7,344
Midwest Express Holdings Inc. (1)                            2,250     12,037
UAL Corp. (1)                                                5,900      8,437
                                                                     --------
                                                                      278,310
                                                                     --------

APPAREL (0.52%)
Cherokee Inc. (1)                                              500      7,300
Gymboree Corp. (1)                                           2,800     44,408
K-Swiss Inc. "A"                                             1,456     31,610
OshKosh B'Gosh Inc. "A"                                      1,200     33,660
Oxford Industries Inc.                                       1,076     27,599
Phillips-Van Heusen Corp.                                    2,800     32,368

                                                            Shares    Value
                                                            ------   --------
COMMON STOCKS (Cont.)

APPAREL (Cont.)
Quiksilver Inc. (1)                                          2,420   $ 64,517
Russell Corp.                                                4,338     72,618
Skechers U.S.A. Inc. "A" (1)                                 1,700     14,433
Stride Rite Corp.                                            4,500     32,265
Tropical Sportswear International Corp. (1)                  1,153     10,342
Unifi Inc. (1)                                               6,273     32,933
                                                                     --------
                                                                      404,053
                                                                     --------
AUTO MANUFACTURERS (0.48%)
Aftermarket Technology Corp. (1)                               800     11,600
CLARCOR Inc.                                                 3,010     97,133
Dura Automotive Systems Inc. (1)                             2,372     23,815
Oshkosh Truck Corp.                                          1,805    111,007
Raytech Corp. (1)                                            4,300     24,510
Smith (A.O.) Corp. "B"                                       1,900     51,319
Spartan Motors Inc.                                          1,000     11,380
Wabash National Corp. (1)                                    5,345     44,791
                                                                     --------
                                                                      375,555
                                                                     --------
AUTO PARTS & EQUIPMENT (0.40%)
Bandag Inc.                                                  1,355     52,411
Collins & Aikman Corp. (1)                                   2,548     11,339
IMPCO Technologies Inc. (1)                                  1,130      5,300
Modine Manufacturing Co.                                     3,607     63,772
Standard Motor Products Inc.                                   600      7,800
Strattec Security Corp. (1)                                    400     19,176
Superior Industries International Inc.                       2,512    103,896
Tenneco Automotive Inc. (1)                                  3,900     15,756
Tower Automotive Inc. (1)                                    7,100     31,950
                                                                     --------
                                                                      311,400
                                                                     --------
BANKS (11.06%)
ABC Bancorp                                                  1,100     14,245
Alabama National Bancorp                                     1,020     44,370
Allegiant Bancorp Inc.                                       1,200     21,875
AMCORE Financial Inc.                                        2,640     57,288
American Financial Holdings Inc.                             2,702     80,736
American National Bankshares Inc.                              700     18,200
Anchor BanCorp Wisconsin Inc.                                2,383     49,447
Arrow Financial Corp.                                          810     24,924
Banc Corp. (The)                                             1,500     11,640
BancFirst Corp.                                                400     18,800
Bank Mutual Corp.                                            1,326     30,670
Bank of Granite Corp.                                        1,614     28,245
Bank of the Ozarks Inc.                                        766     17,955
BankAtlantic Bancorp Inc. "A"                                5,023     47,467
BankUnited Financial Corp. "A" (1)                           2,797     45,255
Banner Corp.                                                 1,488     27,891
Bay View Capital Corp. (1)                                  10,760     61,870
Berkshire Hills Bancorp Inc.                                 1,000     23,550
Boston Private Financial Holdings Inc.                       2,551     50,663

                See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                               Shares    Value
                                                               ------   --------
COMMON STOCKS (Cont.)

BANKS (Cont.)
BostonFed Bancorp Inc.                                            700   $ 18,690
Brookline Bancorp Inc.                                          6,622     78,802
Bryn Mawr Bank Corp.                                              400     14,652
BSB Bancorp Inc.                                                1,413     29,631
Camden National Corp.                                             900     21,780
Capital City Bank Group Inc.                                      920     36,055
Capitol Bancorp Ltd.                                            1,151     26,703
Cascade Bancorp                                                 2,085     28,815
Cathay Bancorp Inc.                                             1,837     69,788
CB Bancshares Inc.                                                615     26,150
CCBT Financial Companies Inc.                                   1,860     47,765
Central Coast Bancorp (1)                                         625     12,350
CFS Bancorp Inc.                                                1,792     25,626
Charter Financial Corp.                                           400     12,432
Chemical Financial Corp.                                        2,714     87,255
Chittenden Corp.                                                3,650     93,002
Citizens First Bancorp Inc.                                     1,000     21,059
City Bank                                                       1,114     27,571
City Holding Co.                                                2,708     76,528
Coastal Bancorp Inc.                                              600     19,410
Coastal Financial Corp.                                         1,400     19,096
CoBiz Inc.                                                      1,049     15,578
Columbia Bancorp                                                  600     13,218
Columbia Banking System Inc. (1)                                1,837     23,165
Commercial Federal Corp                                         5,607    130,923
Commonwealth Bancorp Inc.                                       1,028     47,668
Community Bank System Inc.                                      1,572     49,282
Community Banks Inc.                                            1,057     29,279
Community First Bankshares Inc.                                 4,677    123,753
Community Trust Bancorp Inc.                                    1,287     32,355
Connecticut Bankshares Inc.                                     1,902     73,132
Corus Bankshares Inc.                                           1,563     68,241
CPB Inc.                                                        1,800     49,410
CVB Financial Corp.                                             3,028     77,002
Dime Community Bancshares                                       2,556     48,947
East West Bancorp Inc.                                          2,620     94,530
F&M Bancorp                                                     1,921     61,472
Farmers Capital Bank Corp.                                        925     30,756
Fidelity Bankshares Inc.                                        2,912     52,125
Financial Institutions Inc.                                       770     22,607
First Bancorp                                                   3,750     84,750
First Bancorp North Carolina                                      750     17,632
First Busey Corp. "A"                                           1,000     23,060
First Charter Corp.                                             4,749     85,529
First Citizens BancShares Inc. "A"                                848     81,917
First Commonwealth Financial Corp.                              8,147     93,690
First Community Bancorp                                           800     26,345
First Community Bancshares Inc.                                 1,131     34,790
First Defiance Financial Corp.                                  1,277     24,135
First Essex Bancorp Inc.                                          870     29,058
First Federal Capital Corp.                                     2,100     40,549
First Financial Bancorp                                         3,990     65,400
First Financial Bankshares Inc.                                 1,275     48,450

                                                               Shares    Value
                                                               ------   --------
COMMON STOCKS (Cont.)

BANKS (Cont.)
First Financial Corp.                                             798   $ 38,807
First Financial Holdings Inc.                                   1,676     41,498
First Indiana Corp.                                             1,331     24,637
First Merchants Corp.                                           1,841     41,956
First National Corp.                                              880     21,120
First Niagara Financial Group Inc.                              1,000     26,120
First Oak Brook Bancshares "A"                                    500     15,710
First of Long Island Corp.                                        600     21,900
First Place Financial Corp.                                     1,991     33,110
First Republic Bank (1)                                         1,387     27,726
First Sentinel Bancorp Inc.                                     2,900     41,731
1st Source Corp.                                                1,852     31,021
First State Bancorp                                               700     17,360
FIRSTFED AMERICA BANCORP INC.                                     900     22,365
FirstFed Financial Corp. (1)                                    2,109     61,056
Flagstar Bancorp Inc.                                           1,510     32,616
Flushing Financial Corp.                                        1,618     26,500
FNB Corp.                                                         810     19,221
Frontier Financial Corp.                                        1,830     46,811
GBC Bancorp                                                     1,100     21,296
German American Bancorp                                         1,401     21,786
Glacier Bancorp Inc.                                            1,847     43,515
Gold Bancorp Inc.                                               4,173     41,400
Granite State Bankshares Inc.                                     896     39,146
Great Southern Bancorp Inc.                                       500     18,375
Hancock Holding Co.                                             2,062     92,068
Hanmi Financial Corp. (1)                                         900     14,994
Harbor Florida Bancshares Inc.                                  2,400     54,048
Harleysville National Corp.                                     2,452     65,052
Hawthorne Financial Corp. (1)                                     881     25,144
Hudson River Bancorp Inc.                                       1,925     47,644
Humboldt Bancorp                                                1,200     12,360
IBERIABANK Corp.                                                  885     35,542
Independent Bank Corp.
   (Massachusetts)                                              1,600     36,480
Independent Bank Corp. (Michigan)                               1,627     49,233
Integra Bank Corp.                                              1,981     35,301
Interchange Financial Services Corp.                              900     14,490
International Bancshares Corp.                                  3,215    126,832
Irwin Financial Corp.                                           1,860     30,690
ITLA Capital Corp. (1)                                            500     16,615
Lakeland Bancorp Inc.                                           1,610     28,771
Lakeland Financial Corp.                                          600     14,070
Local Financial Corp. (1)                                       2,360     34,574
LSB Bancshares Inc.                                               900     14,580
Macatawa Bank Corp.                                             1,123     22,292
MAF Bancorp Inc.                                                2,202     74,868
Main Street Banks Inc.                                          1,293     24,826
MainSource Financial Group Inc.                                   860     20,648
Massbank Corp.                                                    662     18,735
MB Financial Inc.                                               1,387     48,254
Merchants Bancshares Inc.                                         700     15,778
Mid-State Bancshares                                            2,676     43,945

                 See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                             Shares      Value
                                                             ------     --------
COMMON STOCKS (Cont.)

BANKS (Cont.)
Midwest Banc Holdings Inc.                                    1,246     $ 23,612
National Penn Bancshares Inc.                                 2,162       57,400
NBC Capital Corp.                                               800       20,160
NBT Bancorp Inc.                                              3,755       64,098
Net.B@nk Inc. (1)                                             5,700       55,176
Northwest Bancorp Inc.                                        1,206       17,837
OceanFirst Financial Corp.                                    2,196       49,300
Ocwen Financial Corp. (1)                                     3,600       10,080
Old Second Bancorp Inc.                                         929       34,373
Omega Financial Corp.                                           900       32,265
Oriental Financial Group Inc.                                 1,380       33,920
Pacific Capital Bancorp                                       4,118      104,803
Pacific Northwest Bancorp                                     1,800       45,000
Pacific Union Bank (1)                                        1,200       13,812
Parkvale Financial Corp.                                        500       11,530
Peapack-Gladstone Financial Corp.                               600       20,550
PennFed Financial Services Inc.                                 600       16,290
PennRock Financial Services Corp.                               770       21,367
Peoples Bancorp Inc.                                          1,000       25,600
Peoples Holding Co.                                             700       28,525
PFF Bancorp Inc.                                              1,527       47,719
Port Financial Corp.                                            708       31,591
PrivateBancorp Inc.                                             500       18,930
Prosperity Bancshares Inc.                                    1,493       28,367
Provident Bancorp Inc.                                          300        9,315
Provident Bankshares Corp.                                    3,922       90,641
Quaker City Bancorp Inc. (1)                                    738       24,302
R&G Financial Corp. "B"                                       2,029       47,174
Republic Bancorp Inc.                                         5,764       67,842
Republic Bancorp Inc. "A"                                     1,000       11,270
Republic Bancshares Inc. (1)                                    800       15,720
Riggs National Corp.                                          1,992       30,856
Royal Bancshares of Pennsylvania "A"                            618       13,225
S&T Bancorp Inc.                                              3,016       75,554
Sandy Spring Bancorp Inc.                                     2,419       76,198
Santander BanCorp                                               902       11,726
Seacoast Banking Corp. of Florida                             1,200       22,608
Second Bancorp Inc.                                           1,100       29,150
Simmons First National Corp. "A"                                870       31,885
South Financial Group Inc. (The)                              5,212      107,680
Southwest Bancorp Inc.                                          961       24,755
Southwest Bancorp of Texas Inc. (1)                           3,431       98,847
St. Francis Capital Corp.                                       860       20,141
State Bancorp Inc.                                              800       14,400
Staten Island Bancorp Inc.                                    6,605      133,025
Sterling Bancorp - NY Shares                                  1,389       36,558
Sterling Bancshares Inc.                                      4,557       55,687
Sterling Financial Corp. (Pennsylvania)                       2,009       47,513
Sterling Financial Corp.
   (Washington) (1)                                           1,200       22,584
Suffolk Bancorp                                               1,200       37,944
Summit Bancshares Inc.                                        1,078       21,021
Sun Bancorp Inc.                                                600       10,956

                                                             Shares     Value
                                                             ------   ----------

COMMON STOCKS (Cont.)

BANKS (Cont.)
Superior Financial Corp.                                        800   $   14,697
Susquehanna Bancshares Inc.                                   4,681       97,557
SY Bancorp Inc.                                                 854       31,683
Texas Regional Bancshares Inc. "A"                            2,738       97,311
Tompkins Trustco Inc.                                           840       37,044
TriCo Bancshares                                                936       23,026
Troy Financial Corp.                                          1,094       29,516
Trust Co. of New Jersey (The)                                 2,938       81,767
TrustCo Bank Corp. NY                                         8,160       87,965
UCBH Holdings Inc.                                            1,992       84,560
UMB Financial Corp.                                           1,891       72,352
Umpqua Holdings Corp.                                         4,724       86,213
Union Bankshares Corp.                                          988       26,923
United Bancshares Inc.                                        4,424      128,566
United Community Banks Inc.                                   2,762       67,310
United Community Financial Corp.                              3,859       33,380
United National Bancorp                                       2,324       53,568
Unizan Financial Corp.                                        2,955       58,361
USB Holding Co. Inc.                                          1,602       28,355
Virginia Financial Group Inc.                                   800       23,840
W Holding Co. Inc.                                            4,924       80,803
Warwick Community Bancorp                                       701       19,859
Washington Trust Bancorp Inc.                                 1,688       32,967
Waypoint Financial Corp.                                      4,413       78,551
WesBanco Inc.                                                 2,640       61,750
West Coast Bancorp                                            2,031       30,770
Westcorp Inc.                                                 1,420       29,820
Westfield Financial Inc.                                        400        6,200
Wintrust Financial Corp.                                      1,828       57,253
WSFS Financial Corp.                                          1,000       32,970
Yardville National Bancorp                                      700       12,068
                                                                      ----------
                                                                       8,569,503
                                                                      ----------
BEVERAGES (0.21%)
Boston Beer Co. Inc. "A" (1)                                    900       12,870
Cadiz Inc. (1)                                                4,100        2,255
Coca-Cola Bottling Co. Consolidated                             200       12,902
Farmer Brothers Co.                                             100       30,900
Peet's Coffee & Tea Inc. (1)                                  1,395       19,711
Robert Mondavi Corp. (The) "A" (1)                            1,265       39,215
Standard Commercial Corp.                                     2,394       43,331
                                                                      ----------
                                                                         161,184
                                                                      ----------
BIOTECHNOLOGY (1.43%)
Acacia Research - CombiMatrix (1)                             1,244        4,528
Alexion Pharmaceuticals Inc. (1)                              3,628       51,227
Applera Corp. - Celera Genomics
   Group (1)                                                  8,596       82,092
Applied Molecular Evolution Inc. (1)                          1,700        3,485
Arena Pharmaceuticals Inc. (1)                                2,410       15,689
Ariad Pharmaceuticals Inc. (1)                                3,200        7,424
Bio-Technology General Corp. (1)                              6,300       20,166

                 See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                               December 31, 2002

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

BIOTECHNOLOGY (Cont.)
Cambrex Corp.                                                 2,744   $   82,896
Ciphergen Biosystems Inc. (1)                                 2,300        7,935
CryoLife Inc. (1)                                             1,900       12,977
CuraGen Corp. (1)                                             5,400       25,110
deCODE genetics Inc. (1)                                      3,660        6,771
Diversa Corp. (1)                                             2,680       24,254
Exact Sciences Corp. (1)                                      1,300       14,079
Exelixis Inc. (1)                                             5,861       46,888
Gene Logic Inc. (1)                                           3,300       20,757
Genencor International Inc. (1)                               1,373       13,428
Genzyme Corp. - Biosurgery Division (1)                       3,960       10,098
Harvard Bioscience Inc. (1)                                   1,300        4,287
Illumina Inc. (1)                                             2,670        8,998
Immunomedics Inc. (1)                                         5,356       24,745
Incyte Genomics Inc. (1)                                      8,703       39,686
Integra LifeSciences Holdings Corp. (1)                       2,260       39,889
Kosan Biosciences Inc. (1)                                    2,427       14,732
Lexicon Genetics Inc. (1)                                     3,600       17,028
Maxygen Inc. (1)                                              3,727       28,400
Myriad Genetics Inc. (1)                                      4,419       64,517
Protein Design Labs Inc. (1)                                 10,789       91,706
Regeneron Pharmaceuticals Inc. (1)                            4,248       78,630
Sangamo BioSciences Inc. (1)                                  2,070        6,231
Seattle Genetics Inc. (1)                                     1,800        5,580
Sequenom Inc. (1)                                             3,390        6,102
TECHNE Corp. (1)                                              4,996      142,726
Telik Inc. (1)                                                3,935       45,882
Transkaryotic Therapies Inc. (1)                              3,684       36,472
                                                                      ----------
                                                                       1,105,415
                                                                      ----------
BUILDING MATERIALS (1.06%)
Aaon Inc. (1)                                                 1,225       22,577
Apogee Enterprises Inc.                                       3,110       27,838
Butler Manufacturing Co.                                      1,093       21,150
Centex Construction Products Inc.                             1,271       44,676
Comfort Systems USA Inc. (1)                                  4,000       13,400
CoorsTek Inc. (1)                                             1,389       35,489
ElkCorp                                                       2,400       41,520
Florida Rock Industries Inc.                                  2,250       85,612
Genlyte Group Inc. (The) (1)                                  2,090       65,124
Integrated Electrical Services Inc. (1)                       3,700       14,245
Lennox International Inc.                                     6,706       84,160
LSI Industries Inc.                                           1,420       19,667
Lydall Inc. (1)                                               1,610       18,273
Mestek Inc. (1)                                                 400        7,172
NCI Building Systems Inc. (1)                                 2,461       53,699
Nortek Holdings Inc. (1)                                      1,014       46,390
Simpson Manufacturing Co. Inc. (1)                            2,373       78,072
Texas Industries Inc.                                         2,646       64,298
Trex Co. Inc. (1)                                               800       28,240
U.S. Concrete Inc. (1)                                        2,200       12,034

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

BUILDING MATERIALS (Cont.)
USG Corp. (1)                                                 4,731   $   39,977
                                                                      ----------
                                                                         823,613
                                                                      ----------
CHEMICALS (2.31%)
Airgas Inc. (1)                                               6,996      120,681
Arch Chemicals Inc.                                           2,430       44,347
Cabot Microelectronics Corp. (1)                              2,782      131,310
Calgon Carbon Corp.                                           3,800       18,772
Crompton Corp.                                               16,885      100,466
Cytec Industries Inc. (1)                                     4,750      129,580
Ferro Corp.                                                   3,773       92,174
Foamex International Inc. (1)                                 2,200        6,952
Fuller (H.B.) Co.                                             3,444       89,131
Georgia Gulf Corp.                                            3,273       75,737
Grace (W.R.) & Co. (1)                                        6,700       13,132
Great Lakes Chemical Corp.                                    4,453      106,338
International Specialty Products Inc. (1)                     1,100       11,231
MacDermid Inc.                                                3,000       68,550
Millennium Chemicals Inc.                                     7,970       75,874
Minerals Technologies Inc.                                    2,457      106,020
Myers Industries Inc.                                         1,900       20,330
NL Industries Inc.                                              700       11,900
Octel Corp.                                                   1,180       18,644
Olin Corp.                                                    5,846       90,905
OMNOVA Solutions Inc. (1)                                     4,540       18,296
Penford Corp.                                                   900       12,681
PolyOne Corp.                                                 8,800       34,496
Quaker Chemical Corp.                                         1,170       27,144
Rogers Corp. (1)                                              2,043       45,457
Schulman (A.) Inc.                                            3,900       72,579
Solutia Inc.                                                 11,900       43,197
Spartech Corp.                                                1,600       33,008
Stepan Co.                                                      700       17,500
SurModics Inc. (1)                                            1,520       43,594
Symyx Technologies Inc. (1)                                   2,930       36,889
Terra Industries Inc. (1)                                     3,030        4,636
Valhi Inc.                                                    2,100       17,430
Wellman Inc.                                                  3,700       49,913
                                                                      ----------
                                                                       1,788,894
                                                                      ----------
COAL (0.13%)
Massey Energy Co.                                            10,013       97,326
                                                                      ----------
COMMERCIAL SERVICES (4.80%)
Aaron Rents Inc. "B"                                          1,861       40,719
ABM Industries Inc.                                           4,160       64,480
Actuant Corp. "A" (1)                                         1,120       52,024
Administaff Inc. (1)                                          2,200       13,200
Advisory Board Co. (The) (1)                                  1,337       39,976
Albany Molecular Research Inc. (1)                            2,200       32,540
Alderwoods Group Inc. (1)                                     5,000       23,700

                See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                               December 31, 2002

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

COMMERCIAL SERVICES (Cont.)
Answerthink Inc. (1)                                          5,280   $   13,200
Arbitron Inc. (1)                                             3,507      117,484
Armor Holdings Inc. (1)                                       3,067       42,233
Atrix Laboratories Inc. (1)                                   2,510       38,501
Bowne & Co. Inc.                                              3,900       46,605
Bright Horizons Family Solutions Inc. (1)                     1,200       33,744
CDI Corp. (1)                                                 1,574       42,467
Central Parking Corp.                                         2,040       38,474
Charles River Associates Inc. (1)                               800       11,360
Chemed Corp.                                                  1,200       42,420
Coinstar Inc. (1)                                             2,720       61,608
Consolidated Graphics Inc. (1)                                1,697       37,758
Corinthian Colleges Inc. (1)                                  4,534      171,657
Cornell Cos Inc. (1)                                          2,148       19,332
Corporate Executive Board Co. (The) (1)                       4,497      143,544
CorVel Corp. (1)                                              1,249       44,652
CoStar Group Inc. (1)                                         1,793       33,081
CPI Corp.                                                       800       11,592
Cross Country Inc. (1)                                        3,800       53,010
DiamondCluster International Inc. "A" (1)                     2,700        8,478
Discovery Partners International Inc. (1)                     1,800        5,004
Electro Rent Corp. (1)                                        1,700       20,825
Euronet Worldwide Inc. (1)                                    2,100       15,771
Exult Inc. (1)                                                4,800       15,264
First Consulting Group Inc. (1)                               2,000       11,520
FTI Consulting Inc. (1)                                       2,520      101,178
Gaiam Inc. (1)                                                1,178       12,216
Gartner Inc. "A" (1)                                         10,012       92,110
GSI Commerce Inc. (1)                                         2,000        7,300
Harris Interactive Inc. (1)                                   3,900       11,505
Healthcare Services Group Inc. (1)                            1,000       13,040
Heidrick & Struggles International Inc. (1)                   2,451       35,956
Horizon Offshore Inc. (1)                                     2,566       12,779
iDine Rewards Network Inc. (1)                                2,100       22,302
Insurance Auto Auctions Inc. (1)                              1,200       19,908
ITT Educational Services Inc. (1)                             5,216      122,837
j2 Global Communications Inc. (1)                               600       11,424
Kelly Services Inc. "A"                                       2,280       56,339
Kendle International Inc. (1)                                 1,270       11,177
Kforce Inc. (1)                                               1,890        7,976
Korn/Ferry International (1)                                  7,270       54,380
Kroll Inc. (1)                                                3,149       60,083
Labor Ready Inc. (1)                                          4,500       28,890
Landauer Inc.                                                 1,070       37,182
Learning Tree International Inc. (1)                          1,400       19,180
Lending Tree Inc. (1)                                           700        9,016
Mail-Well Inc. (1)                                            2,600        6,500

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

COMMERCIAL SERVICES (Cont.)
MAXIMUS Inc. (1)                                              2,020   $   52,722
McGrath Rentcorp                                              1,200       27,781
Medical Staffing Network Holdings Inc. (1)                      800       12,800
MedQuist Inc. (1)                                             2,339       47,388
Midas Inc. (1)                                                1,120        7,202
Mobile Mini Inc. (1)                                          1,810       28,363
Monro Muffler Brake Inc. (1)                                    600       10,140
MPS Group Inc. (1)                                           11,267       62,419
Navigant Consulting Co. (1)                                   3,900       23,010
NetRatings Inc. (1)                                           1,100        7,919
Neurogen Corp. (1)                                            1,100        3,993
On Assignment Inc. (1)                                        2,600       22,152
PDI Inc. (1)                                                  1,560       16,834
Petroleum Helicopters Inc. (1)                                  557       16,509
Pharmacopeia Inc. (1)                                         3,000       26,760
Plexus Corp. (1)                                              5,337       46,859
Pre-Paid Legal Services Inc. (1)                              2,394       62,723
PRG-Schultz International Inc. (1)                            3,900       34,710
Princeton Review Inc. (The) (1)                               1,700        8,415
Quanta Services Inc. (1)                                      3,200       11,200
Quovadx Inc. (1)                                              2,100        5,082
Remedy Temp Inc. (1)                                            600        8,400
Rent-Way Inc. (1)                                             2,700        9,450
Resources Connection Inc. (1)                                 2,516       58,396
Right Management Consultants Inc. (1)                         1,988       26,341
Rollins Inc.                                                  2,464       62,709
Roper Industries Inc.                                         3,535      129,381
Service Corp. International (1)                              31,100      103,252
Sotheby's Holdings Inc. "A" (1)                               5,330       47,970
SOURCECORP Inc. (1)                                           1,950       36,250
Spherion Corp. (1)                                            6,700       44,890
SPS Technologies Inc. (1)                                     1,751       41,586
Stewart Enterprises Inc. "A" (1)                             11,672       65,025
Strayer Education Inc.                                          880       50,600
Sylvan Learning Systems Inc. (1)                              5,335       87,494
Tele Tech Holdings Inc. (1)                                   4,280       31,073
Trimeris Inc. (1)                                             1,788       77,188
Tyler Technologies Inc. (1)                                   3,400       14,178
URS Corp. (1)                                                 4,284       60,961
Volt Information Sciences Inc. (1)                            1,000       17,100
Wackenhut Corrections Corp. (1)                               1,070       11,888
Watson Wyatt & Co. Holdings (1)                               2,537       55,180
Wireless Facilities Inc. (1)                                  2,820       16,948
World Fuel Services Corp.                                     1,300       26,650
                                                                      ----------
                                                                       3,717,392
                                                                      ----------
COMPUTER SYSTEMS (0.00%)
MetaSolv Inc. (1)                                             2,830        3,905
                                                                      ----------
COMPUTERS (5.61%)
Advanced Digital Information Corp. (1)                        7,863       52,761

                See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                              Shares     Value
                                                              ------    --------
COMMON STOCKS (Cont.)

COMPUTERS (Cont.)
Agile Software Corp. (1)                                       4,892    $ 37,864
ANSYS Inc. (1)                                                 1,939      39,168
Anteon International Corp. (1)                                 1,943      46,632
Aspen Technology Inc. (1)                                      3,900      11,037
BARRA Inc. (1)                                                 1,910      57,930
Black Box Corp.                                                2,493     111,686
CACI International Inc. "A" (1)                                3,406     121,390
Carreker Corp. (1)                                             2,030       9,196
CCC Information Services Group Inc. (1)                        1,400      24,821
CIBER Inc. (1)                                                 6,808      35,061
Cognizant Technology Solutions Corp. (1)                       1,004      72,519
Computer Network Technology Corp. (1)                          3,000      21,300
Concurrent Computer Corp. (1)                                  6,000      17,280
Covansys Corp. (1)                                             1,900       7,140
Cray Inc. (1)                                                  5,400      41,418
Datastream Systems Inc. (1)                                    2,000      12,800
Dendrite International Inc. (1)                                3,550      26,518
Digimarc Corp. (1)                                             1,296      14,697
Digital River Inc. (1)                                         3,300      39,435
Digitas Inc. (1)                                               2,100       7,266
DocuCorp International Inc. (1)                                  900       5,959
Drexler Technology Corp. (1)                                   1,281      16,141
DSP Group Inc. (1)                                             3,455      54,658
Dynamics Research Corp. (1)                                      700       9,807
E.piphany Inc. (1)                                            11,261      46,958
Echelon Corp. (1)                                              3,267      36,623
Eclipsys Corp. (1)                                             4,872      26,065
Electronics For Imaging Inc. (1)                               6,675     108,542
Enterasys Networks Inc. (1)                                   16,100      25,116
Entrust Inc. (1)                                               5,530      18,581
Extreme Networks Inc. (1)                                     12,753      41,702
FactSet Research Systems Inc.                                  2,587      73,134
FalconStor Software Inc. (1)                                   4,120      15,986
Fidelity National Information Solutions Inc. (1)               1,772      30,567
Foundry Networks Inc. (1)                                     10,653      74,997
Hall Kinion & Associates Inc. (1)                              1,400       7,827
Hypercom Corp. (1)                                             3,400      12,682
Hyperion Solutions Corp. (1)                                   4,067     104,400
IDX Systems Corp. (1)                                          2,240      38,147
iGATE Corp. (1)                                                2,200       5,764
InFocus Corp. (1)                                              4,901      30,190
infoUSA Inc. (1)                                               2,100      10,437
Integral Systems Inc. (1)                                      1,050      21,052
InterCept Inc. (1)                                             2,020      34,201
Intergraph Corp. (1)                                           5,736     101,871
Internet Security Systems Inc. (1)                             4,789      87,782
Intertrust Technologies Corp. (1)                              9,386      39,703
Interwoven Inc. (1)                                           10,500      27,300

                                                              Shares     Value
                                                              ------    --------
COMMON STOCKS (Cont.)

COMPUTERS (Cont.)
Iomega Corp. (1)                                               6,623    $ 51,991
ITXC Corp. (1)                                                 3,030       7,030
Keynote Systems Inc. (1)                                       3,518      27,159
Kronos Inc. (1)                                                2,433      89,997
Lexar Media Inc. (1)                                           3,400      21,318
Liberate Technologies (1)                                     10,460      14,958
LookSmart Ltd. (1)                                             7,000      17,360
Manhattan Associates Inc. (1)                                  2,473      58,511
MAPICS Inc. (1)                                                1,600      11,120
MapInfo Corp. (1)                                              2,478      13,753
Maxtor Corp. (1)                                              24,424     123,585
McDATA Corp. "A" (1)                                           7,819      55,515
MCSi Inc. (1)                                                  2,400      11,400
Mentor Graphics Corp. (1)                                      8,283      65,104
MICROS Systems Inc. (1)                                        2,189      49,077
Midway Games Inc. (1)                                          3,758      15,671
MSC.Software Corp. (1)                                         3,110      24,009
MTS Systems Corp.                                              2,550      25,551
NetScout Systems Inc. (1)                                      1,970       8,569
NetScreen Technologies Inc. (1)                                1,427      24,031
Novadigm Inc. (1)                                              1,100       2,563
Nuance Communications Inc. (1)                                 3,390       8,407
NYFIX Inc. (1)                                                 2,520      11,340
ONYX Software Corp. (1)                                        4,500       6,975
Overland Storage Inc. (1)                                        800      11,665
Packeteer Inc. (1)                                             2,600      17,836
Palm Inc. (1)                                                  5,044      79,191
PC-Tel Inc. (1)                                                3,702      25,100
PEC Solutions Inc. (1)                                         1,743      52,116
Pegasus Solutions Inc. (1)                                     3,211      32,206
Phoenix Technologies Ltd. (1)                                  3,300      19,041
Planar Systems Inc. (1)                                        1,600      33,008
ProBusiness Services Inc. (1)                                  2,957      29,570
Progress Software Corp. (1)                                    4,036      52,266
QRS Corp. (1)                                                  1,360       8,976
Quadramed Corp. (1)                                            2,800       7,336
Quantum Corp. (1)                                             13,900      37,113
Quest Software Inc. (1)                                        4,716      48,622
Radiant Systems Inc. (1)                                       2,120      20,416
RadiSys Corp. (1)                                              2,596      20,716
Rainbow Technologies Inc. (1)                                  3,449      24,729
Read-Rite Corp. (1)                                            9,750       3,412
Red Hat Inc. (1)                                              13,785      81,469
Redback Networks Inc. (1)                                     13,400      11,256
Retek Inc. (1)                                                 5,500      14,960
Riverstone Networks Inc. (1)                                  12,100      25,652
RSA Security Inc. (1)                                          5,600      33,544
Safeguard Scientifics Inc. (1)                                12,260      16,674
Sanchez Computer Associates Inc. (1)                           2,000       5,760
SanDisk Corp. (1)                                              8,335     169,200
Sapient Corp. (1)                                              8,000      16,400
ScanSoft Inc. (1)                                              6,592      34,278
ScanSource Inc. (1)                                              645      31,798

                See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

COMPUTERS (Cont.)
SCM Microsystems Inc. (1)                                     1,700   $    7,225
Secure Computing Corp. (1)                                    3,999       25,634
Silicon Graphics Inc. (1)                                    19,000       21,470
Silicon Storage Technology Inc. (1)                           9,040       36,522
SONICblue Inc. (1)                                            7,400        3,404
SonicWALL Inc. (1)                                            6,520       23,668
SRA International Inc. "A" (1)                                  700       18,963
SS&C Technologies Inc. (1)                                      900        9,586
StorageNetworks Inc. (1)                                      6,700        7,772
Stratos Lightwave Inc. (1)                                    1,897        8,345
Sykes Enterprises Inc. (1)                                    2,200        7,216
Syntel Inc. (1)                                                 800       16,808
Systems & Computer Technology Corp. (1)                       4,062       34,933
Take-Two Interactive Software Inc. (1)                        5,637      132,413
Tellium Inc. (1)                                              8,500        5,440
THQ Inc. (1)                                                  4,913       65,097
3D Systems Corp. (1)                                            860        6,708
Tier Technologies Inc. "B" (1)                                1,800       28,800
Transaction Systems Architects Inc. "A" (1)                   4,275       27,787
Tripos Inc. (1)                                                 800        5,864
TTM Technologies Inc. (1)                                     1,980        6,552
Turnstone Systems Inc. (1)                                    3,920       10,584
Verity Inc. (1)                                               2,760       36,959
Vitria Technology Inc. (1)                                    6,630        4,972
WatchGuard Technologies Inc. (1)                              3,639       23,220
Western Digital Corp. (1)                                    23,256      148,606
                                                                      ----------
                                                                       4,347,963
                                                                      ----------
COSMETICS / PERSONAL CARE ( 0.07%)
Chattem Inc. (1)                                              1,200       24,660
Elizabeth Arden Inc. (1)                                      1,860       27,528
                                                                      ----------
                                                                          52,188
                                                                      ----------
DISTRIBUTION / WHOLESALE (0.68%)
Advanced Energy Industries Inc. (1)                           2,160       27,475
Advanced Marketing Services Inc.                              1,859       27,327
Aviall Inc. (1)                                               2,230       17,952
Bell Microproducts Inc. (1)                                   2,647       14,664
Building Materials Holdings Corp.                             1,300       18,590
Daisytek International Corp. (1)                              1,810       14,353
Handleman Co. (1)                                             2,600       29,900
Hughes Supply Inc.                                            2,839       77,561
Keystone Automotive Industries Inc. (1)                       1,100       16,522
Owens & Minor Inc.                                            4,099       67,306
SCP Pool Corp. (1)                                            2,310       67,452
United Stationers Inc. (1)                                    3,599      103,655
Watsco Inc.                                                   2,000       32,760

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

DISTRIBUTION / WHOLESALE (Cont.)
WESCO International Inc. (1)                                  1,750   $    9,608
                                                                      ----------
                                                                         525,125
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES (1.55%)
Advanta Corp. "B"                                             2,800       26,292
American Capital Strategies Ltd.                              4,824      104,150
American Home Mortgage Holdings Inc.                          1,100       12,100
Ameritrade Holding Corp. (1)                                 24,095      136,378
BKF Capital Group Inc. (1)                                    1,209       21,339
Century Business Services Inc. (1)                            8,130       21,545
Charter Municipal Mortgage Acceptance Co.                     4,691       81,483
CompuCredit Corp. (1)                                         1,800       12,726
Credit Acceptance Corp. (1)                                   1,600       10,210
Digital Insight Corp. (1)                                     3,300       28,677
DVI Inc. (1)                                                  2,326       17,561
Federal Agricultural Mortgage Corp. (1)                       1,674       51,291
Financial Federal Corp. (1)                                   1,320       33,172
Forrester Research Inc. (1)                                   1,923       29,941
Friedman Billings Ramsey Group Inc. "A" (1)                   2,000       18,720
Gabelli Asset Management Inc. "A" (1)                           900       27,036
Gladstone Capital Corp.                                       1,200       19,764
Jeffries Group Inc.                                           2,338       98,126
Knight Trading Group Inc. (1)                                10,461       50,108
MCG Capital Corp.                                             2,903       31,265
MemberWorks Inc. (1)                                          1,300       23,374
Metris Companies Inc.                                         3,200        7,904
NCO Group Inc. (1)                                            2,438       38,886
New Century Financial Corp.                                   1,868       47,429
Resource America Inc. "A"                                     1,820       16,400
S1 Corp. (1)                                                  8,380       37,375
Saxon Capital Inc. (1)                                        3,300       41,283
Seacoast Financial Services Corp.                             2,935       58,732
SoundView Technology Group Inc. (1)                           5,840        8,760
StarTek Inc. (1)                                              1,200       33,120
SWS Group Inc.                                                1,710       23,188
WFS Financial Inc. (1)                                          900       18,820
World Acceptance Corp. (1)                                    1,600       12,176
                                                                      ----------
                                                                       1,199,331
                                                                      ----------
ELECTRIC (1.73%)
Avista Corp.                                                  5,927       68,516
Black Hills Corp.                                             3,449       91,467
Central Vermont Public Service Corp.                          1,893       34,604
CH Energy Group Inc.                                          2,457      114,570
Cleco Corp.                                                   4,806       67,284
DQE Inc.                                                      8,443      128,671
El Paso Electric Co. (1)                                      5,451       59,961
Empire District Electric Co. (The)                            2,801       50,978
MGE Energy Inc.                                               2,052       54,934

                See accompanying notes to financial statements.

                      RUSSELL 2000 INDEX MASTER PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                               December 31, 2002

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

ELECTRIC (Cont.)
NorthWestern Corp.                                            4,942   $   25,105
Otter Tail Corp.                                              2,964       79,732
Plug Power Inc. (1)                                           2,588       11,620
PNM Resources Inc.                                            4,318      102,855
Sierra Pacific Resources                                     12,552       81,588
UIL Holdings Corp.                                            2,218       77,342
UniSource Energy Corp.                                        3,652       63,143
Unitil Corp.                                                    700       17,360
Westar Energy Inc.                                            6,468       64,033
WPS Resources Corp.                                           3,777      146,623
                                                                      ----------
                                                                       1,340,386
                                                                      ----------
ELECTRICAL COMPONENTS & EQUIPMENT (0.32%)
Active Power Inc. (1)                                         3,820        6,800
C&D Technologies Inc.                                         3,252       57,463
Capstone Turbine Corp. (1)                                    7,800        7,020
Encore Wire Corp. (1)                                         1,400       12,670
GrafTech International Ltd. (1)                               6,500       38,740
Medis Technologies Ltd. (1)                                   1,791        8,955
Power-One Inc. (1)                                            6,500       36,855
Proton Energy Systems Inc. (1)                                3,540       10,620
Wilson Greatbatch Technologies Inc. (1)                       2,450       71,540
                                                                      ----------
                                                                         250,663
                                                                      ----------
ELECTRONICS (4.17%)
Actel Corp. (1)                                               2,540       41,199
ADE Corp. (1)                                                 1,100        6,567
Advanced Power Technology Inc. (1)                              600        1,949
Aeroflex Inc. (1)                                             7,383       50,943
American Superconductor Corp. (1)                             2,100        6,321
AMETEK Inc.                                                   3,989      153,537
Analogic Corp.                                                  720       36,207
Artesyn Technologies Inc. (1)                                 3,420       13,133
Artisan Components Inc. (1)                                   1,800       27,774
AstroPower Inc. (1)                                           2,659       21,245
ATMI Inc. (1)                                                 4,309       79,803
Barnes Group Inc.                                             1,500       30,525
Bel Fuse Inc. "B"                                             1,000       20,070
Belden Inc.                                                   3,010       45,812
Benchmark Electronics Inc. (1)                                2,774       79,503
Brady Corp. "A"                                               2,338       77,972
Cable Design Technologies Corp. (1)                           5,741       33,872
Caliper Technologies Corp. (1)                                2,490        7,370
Checkpoint Systems Inc. (1)                                   3,966       41,008
Coherent Inc. (1)                                             3,627       72,359
Concord Camera Corp. (1)                                      2,600       14,118
CTS Corp.                                                     3,902       30,241
Cubic Corp.                                                   1,600       29,488
Daktronics Inc. (1)                                           1,700       22,746
Dionex Corp. (1)                                              2,169       64,354
DuPont Photomasks Inc. (1)                                    1,571       36,526

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

ELECTRONICS (Cont.)
EDO Corp.                                                     1,700   $   35,326
Electro Scientific Industries Inc. (1)                        3,489       69,780
Energy Conversion Devices Inc. (1)                            2,084       20,425
ESS Technology Inc. (1)                                       3,700       23,273
Exar Corp. (1)                                                4,872       60,413
Excel Technology Inc. (1)                                     1,100       19,679
FEI Co. (1)                                                   4,478       68,469
FSI International Inc. (1)                                    3,500       15,785
FuelCell Energy Inc. (1)                                      4,633       30,355
General Cable Corp.                                           3,730       14,174
Helix Technology Corp.                                        3,565       39,928
Herley Industries Inc. (1)                                    1,561       27,174
Hutchinson Technology Inc. (1)                                3,220       66,654
II-VI Inc. (1)                                                1,130       18,148
Invision Technologies Inc. (1)                                1,408       37,115
Keithley Instruments Inc.                                     1,031       12,888
Lifeline Systems Inc. (1)                                       400        8,972
Littelfuse Inc. (1)                                           3,703       62,433
Manufacturers Services Ltd. (1)                               4,950       27,423
Mattson Technology Inc. (1)                                   2,400        6,864
Mercury Computer Systems Inc. (1)                             2,755       84,083
Merix Corp. (1)                                               1,800       15,120
Methode Electronics Inc. "A"                                  5,873       64,427
Microsemi Corp. (1)                                           3,500       21,315
MIPS Technologies Inc. "A" (1)                                4,130       12,514
Molecular Devices Corp. (1)                                   2,065       34,011
Moog Inc. "A" (1)                                             1,911       59,317
Nanometrics Inc. (1)                                          1,940        8,129
Nassda Corp. (1)                                              1,100       12,045
Nu Horizons Electronics Corp. (1)                             1,130        6,441
Oak Technology Inc. (1)                                       5,980       15,847
OSI Systems Inc. (1)                                            700       11,886
Paradyne Networks Inc. (1)                                    2,800        3,584
Park Electrochemical Corp.                                    2,000       38,400
Photon Dynamics Inc. (1)                                      2,152       49,066
Photronics Inc. (1)                                           3,624       49,649
Pioneer-Standard Electronics Inc.                             3,945       36,215
PLX Technology Inc. (1)                                       1,830        7,155
Power Integrations Inc. (1)                                   3,139       53,363
Rayovac Corp. (1)                                             5,412       72,142
REMEC Inc. (1)                                                7,378       28,627
Research Frontiers Inc. (1)                                   1,120        9,341
Richardson Electronics Ltd.                                     770        6,668
Rudolph Technologies Inc. (1)                                 1,321       25,310
SBS Technologies Inc. (1)                                     2,278       20,866
Silicon Image Inc. (1)                                        7,274       43,644
Siliconix Inc. (1)                                            1,492       34,913
Sipex Corp. (1)                                               2,500        9,250
Stoneridge Inc. (1)                                           1,500       17,850
Supertex Inc. (1)                                             1,230       18,315
Sypris Solutions Inc.                                           500        5,105
Technitrol Inc.                                               4,996       80,635
Therma-Wave Inc. (1)                                          2,520        2,646

                See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                               December 31, 2002

                                                             Shares     Value
                                                             ------   ----------

COMMON STOCKS (Cont.)

ELECTRONICS (Cont.)
Thomas & Betts Corp. (1)                                      5,514   $   93,187
Three-Five Systems Inc. (1)                                   2,400       15,480
Trimble Navigation Ltd. (1)                                   3,030       37,845
Triumph Group Inc. (1)                                        1,766       56,406
Universal Display Corp. (1)                                   2,500       19,725
Universal Electronics Inc. (1)                                1,800       17,532
Varian Inc. (1)                                               3,607      103,485
Vicor Corp. (1)                                               2,300       18,977
Watts Industries Inc. "A"                                     1,900       29,906
Woodhead Industries Inc.                                      1,200       13,560
Woodward Governor Co.                                         1,621       70,514
Xicor Inc. (1)                                                2,170        8,094
X-Rite Inc.                                                   1,700       11,883
Zoran Corp. (1)                                               3,250       45,728
Zygo Corp. (1)                                                2,576       18,006
                                                                      ----------
                                                                       3,228,127
                                                                      ----------
ENERGY & RELATED (0.07%)
Headwaters Inc. (1)                                           3,479       53,959
                                                                      ----------
ENGINEERING & CONSTRUCTION (0.20%)
EMCOR Group Inc. (1)                                          1,757       93,139
Granite Construction Inc.                                     3,930       60,915
                                                                      ----------
                                                                         154,054
                                                                      ----------
ENTERTAINMENT (1.16%)
Alliance Gaming Corp. (1)                                     4,840       82,425
AMC Entertainment Inc. (1)                                    3,942       34,887
Ameristar Casinos Inc. (1)                                    1,100       15,510
Argosy Gaming Co. (1)                                         3,006       56,904
Championship Auto Racing Teams Inc. (1)                       1,630        6,031
Churchill Downs Inc.                                            840       32,071
Dover Downs Gaming &
Entertainment Inc.                                            1,261       11,462
Dover Motorsports Inc.                                        1,230        5,720
4Kids Entertainment Inc. (1)                                  1,210       26,717
Gaylord Entertainment Co. "A" (1)                             2,882       59,369
Hollywood Casino Corp. "A" (1)                                1,400       17,192
Hollywood Entertainment Corp. (1)                             6,402       96,670
Isle of Capri Casinos Inc. (1)                                1,800       23,832
Macrovision Corp. (1)                                         5,319       85,317
Magna Entertainment Corp. "A" (1)                             5,610       34,782
Martha Stewart Living Omnimedia Inc. "A" (1)                  1,667       16,453
MTR Gaming Group Inc. (1)                                     2,745       21,850
NetFlix Inc. (1)                                              1,000       11,010
Penn National Gaming Inc. (1)                                 3,583       56,826
Pinnacle Entertainment Inc. (1)                               2,800       19,404
Scientific Games Corp. "A" (1)                                4,900       35,574
Shuffle Master Inc. (1)                                       2,074       39,634
Speedway Motorsports Inc.                                     1,805       46,533

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

ENTERTAINMENT (Cont.)
Vail Resorts Inc. (1)                                         2,407   $   36,514
World Wrestling Entertainment Inc. (1)                        1,320       10,626
Zomax Inc. (1)                                                3,700       15,725
                                                                      ----------
                                                                         899,038
                                                                      ----------
ENTERTAINMENT & LEISURE (0.02%)
Racing Champions Ertl Corp. (1)                                 900       12,285
                                                                      ----------
ENVIRONMENTAL CONTROL (0.59%)
Casella Waste Systems Inc. "A" (1)                            1,800       16,002
IMCO Recycling Inc. (1)                                       1,400       11,382
Ionics Inc. (1)                                               2,269       51,733
Mine Safety Appliances Co.                                    1,013       32,669
Stericycle Inc. (1)                                           3,961      128,253
Tetra Tech Inc. (1)                                           6,339       77,336
TRC Companies Inc. (1)                                          960       12,605
Waste Connections Inc. (1)                                    3,257      125,753
                                                                      ----------
                                                                         455,733
                                                                      ----------
FOOD (2.86%)
American Italian Pasta Co. "A" (1)                            2,576       92,684
Arden Group Inc. "A" (1)                                        237       14,343
Buca Inc. (1)                                                 2,140       17,805
Champps Entertainment Inc. (1)                                1,554       14,779
Chiquita Brands International Inc. (1)                        4,533       60,108
Corn Products International Inc.                              4,146      124,919
Del Monte Foods Co. (1)                                      23,004      177,131
Fleming Companies Inc.                                        5,794       38,067
Flowers Foods Inc.                                            2,819       54,999
Great Atlantic & Pacific Tea Co. (1)                          1,900       15,314
Green Mountain Coffee Inc. (1)                                  640        9,670
Hain Celestial Group Inc. (1)                                 2,800       42,560
Horizon Organic Holding Corp. (1)                               800       12,952
IHOP Corp. (1)                                                2,595       62,280
Ingles Markets Inc. "A"                                       1,865       21,578
International Multifoods Corp. (1)                            1,840       38,990
Interstate Bakeries Corp.                                     6,342       96,716
J&J Snack Foods Corp. (1)                                       700       24,997
Jack in the Box Inc. (1)                                      5,496       95,026
Lance Inc.                                                    3,055       36,168
Landry's Restaurants Inc.                                     2,628       55,819
Monterey Pasta Co. (1)                                        1,500        5,625
Nash Finch Co.                                                1,290        9,972
P.F. Chang's China Bistro Inc. (1)                            1,927       69,950
Panera Bread Co. "A" (1)                                      2,738       95,310
Papa John's International Inc. (1)                            1,655       46,141
Pathmark Stores Inc. (1)                                      3,630       18,404
Penn Traffic Company (The) (1)                                1,200        4,188
Pilgrim's Pride Corp. "B"                                     2,231       18,294
Ralcorp Holdings Inc. (1)                                     3,529       88,719
Rare Hospitality International Inc. (1)                       2,458       67,890
Riviana Foods Inc.                                              500       13,511

                 See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

FOOD (Cont.)
Ruddick Corp.                                                 5,203   $   71,229
Sanderson Farms Inc.                                            500       10,455
Sensient Technologies Corp.                                   6,048      135,899
Smucker (J.M.) Co. (The)                                      5,011      199,488
Sonic Corp. (1)                                               4,271       87,513
Tejon Ranch Co. (1)                                             800       23,760
United Natural Foods Inc. (1)                                 2,240       56,784
Weis Markets Inc                                              1,942       60,299
Wild Oats Markets Inc. (1)                                    2,400       24,768
                                                                      ----------
                                                                       2,215,104
                                                                      ----------
FOREST PRODUCTS & PAPER (0.69%)
American Woodmark Corp.                                         596       28,310
Buckeye Technologies Inc. (1)                                 2,600       15,990
Caraustar Industries Inc. (1)                                 5,030       47,684
Chesapeake Corp.                                              2,101       37,503
Deltic Timber Corp.                                           1,388       37,060
Glatfelter Co.                                                1,210       15,924
Louisiana-Pacific Corp. (1)                                  12,432      100,202
Pope & Talbot Inc.                                            1,900       27,094
Potlatch Corp.                                                3,621       86,469
Rock-Tenn Co. "A"                                             1,400       18,872
Schweitzer-Mauduit International Inc.                         1,720       42,140
Universal Forest Products Inc.                                1,400       29,849
Wausau-Mosinee Paper Corp.                                    4,400       49,368
                                                                      ----------
                                                                         536,465
                                                                      ----------
GAS (0.88%)
AGL Resources Inc.                                            6,558      159,359
EnergySouth Inc.                                                600       16,920
Laclede Group Inc. (The)                                      2,300       55,660
NUI Corp.                                                     2,397       41,372
ONEOK Inc.                                                    6,405      122,976
Southwestern Energy Co. (1)                                   3,000       34,350
UGI Corp.                                                     3,120      116,657
WGL Holdings Inc.                                             5,716      136,727
                                                                      ----------
                                                                         684,021
                                                                      ----------
HAND / MACHINE TOOLS (0.47%)
Baldor Electric Co.                                           3,764       74,339
Franklin Electric Co. Inc.                                      800       38,408
Kennametal Inc.                                               4,192      144,540
Milacron Inc.                                                 2,500       14,875
Powell Industries Inc. (1)                                      740       12,638
Regal-Beloit Corp.                                            2,600       53,820
Starrett (LS) Co. "A"                                         1,531       25,415
                                                                      ----------
                                                                         364,035
                                                                      ----------
HEALTH CARE (5.68%)
ABIOMED Inc. (1)                                              1,800        6,552
Advanced Neuromodulation Systems Inc. (1)                     1,123       39,417

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

HEALTH CARE (Cont.)
Aksys Ltd. (1)                                                2,600   $   13,780
Alaris Medical Inc. (1)                                       1,500        9,150
Alliance Imaging Inc. (1)                                     1,200        6,360
American Healthways Inc. (1)                                  1,448       25,340
American Medical Systems Holdings Inc. (1)                    2,350       38,094
AMERIGROUP Corp. (1)                                          1,100       33,341
AmeriPath Inc. (1)                                            3,643       78,325
AmSurg Corp. (1)                                              2,474       50,544
Apria Healthcare Group Inc. (1)                               4,912      109,243
Arrow International Inc.                                      1,000       40,670
ArthroCare Corp. (1)                                          2,861       28,181
Avigen Inc. (1)                                               2,200       12,562
Bei Technologies Inc.                                         1,582       17,703
Beverly Enterprises Inc. (1)                                 10,730       30,581
BioMarin Pharmaceutical Inc. (1)                              4,200       29,610
Bio-Rad Laboratories Inc. "A" (1)                             2,026       78,406
Bioreliance Corp. (1)                                           400        9,268
Biosite Inc. (1)                                              1,300       44,226
Bruker Daltonics Inc. (1)                                     1,970        9,574
Cantel Medical Corp. (1)                                        700        8,862
Cardiac Science Inc. (1)                                      5,600       12,376
CardioDynamics International Corp. (1)                        3,900       11,973
Centene Corp. (1)                                               675       22,673
Cepheid Inc. (1)                                              3,477       17,726
Cerus Corp. (1)                                               1,900       40,850
Cholestech Corp. (1)                                          1,200        8,352
Closure Medical Corp. (1)                                       700        7,336
Cobalt Corp. (1)                                              1,200       16,560
Conceptus Inc. (1)                                            2,289       27,422
CONMED Corp. (1)                                              3,304       64,725
Cooper Companies Inc.                                         3,550       88,821
Covance Inc. (1)                                              7,539      185,384
Curative Health Services Inc. (1)                             1,403       24,202
Cyberonics Inc. (1)                                           2,773       51,023
Datascope Corp.                                               2,216       54,959
DHB Industries Inc. (1)                                       1,500        2,490
DIANON Systems Inc. (1)                                       1,509       71,994
Dynacq International Inc. (1)                                   700       10,058
Embrex Inc. (1)                                               1,200       13,354
Endocardial Solutions Inc. (1)                                1,400        4,732
ENDOcare Inc. (1)                                             2,000        6,880
Enzo Biochem Inc. (1)                                         2,993       41,902
Enzon Pharmaceuticals Inc. (1)                                5,301       88,633
Flir Systems Inc. (1)                                         1,833       89,450
Genesis Health Ventures Inc. (1)                              3,633       56,130
Gentiva Health Services Inc.                                  2,630       23,170
Haemonetics Corp. (1)                                         3,220       69,101
Hanger Orthopedic Group Inc. (1)                              2,521       33,151
HealthTronics Surgical Services Inc. (1)                        800        6,409
Hologic Inc. (1)                                              2,400       29,304
Hooper Holmes Inc                                             5,900       36,226

                See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

HEALTH CARE (Cont.)
ICU Medical Inc. (1)                                          1,290   $   48,117
IDEXX Laboratories Inc. (1)                                   3,836      127,739
IGEN International Inc. (1)                                   2,017       86,428
I-many Inc. (1)                                               3,560        5,055
Impath Inc. (1)                                               1,900       37,468
INAMED Corp. (1)                                              2,165       66,682
Intermagnetics General Corp. (1)                              1,944       38,180
Interpore International (1)                                   1,800       11,520
Invacare Corp.                                                3,174      105,694
Inverness Medical Innovations Inc. (1)                        1,100       14,465
Kensey Nash Corp. (1)                                         1,000       18,270
Kindred Healthcare Inc. (1)                                   1,753       31,819
Kyphon Inc. (1)                                                 600        5,124
LabOne Inc. (1)                                                 913       16,178
LeCroy Corp. (1)                                              1,000       11,100
Luminex Corp. (1)                                             2,210        9,083
MedCath Corp. (1)                                             1,271       12,710
Med-Design Corp. (The) (1)                                    1,080        8,640
MedSource Technologies Inc. (1)                               1,470        9,540
Mentor Corp.                                                  2,907      111,920
Meridian Medical Technologies Inc. (1)                          514       22,822
Merit Medical Systems Inc. (1)                                1,437       28,625
National Healthcare Corp. (1)                                 1,000       17,500
Oakley Inc. (1)                                               3,170       32,556
Ocular Sciences Inc. (1)                                      2,154       33,430
Odyssey Healthcare Inc. (1)                                   1,972       68,428
Option Care Inc. (1)                                          1,350       10,746
OraSure Technologies Inc. (1)                                 3,687       20,094
Orthologic Corp. (1)                                          3,300       11,913
PacifiCare Health Systems Inc. "A" (1)                        4,209      118,273
Pediatrix Medical Group Inc. (1)                              2,817      112,849
PolyMedica Corp. (1)                                          1,221       37,656
Possis Medical Inc. (1)                                       2,414       43,452
Prime Medical Service Inc. (1)                                1,300       11,271
Province Healthcare Co. (1)                                   5,853       56,950
PSS World Medical Inc. (1)                                    8,100       55,404
Quidel Corp. (1)                                              2,600        9,019
Radiologix Inc. (1)                                           1,900        4,389
RehabCare Group Inc. (1)                                      2,115       40,354
Res-Care Inc. (1)                                             1,700        6,169
ResMed Inc. (1)                                               3,743      114,424
Respironics Inc. (1)                                          4,025      122,485
RITA Medical Systems Inc. (1)                                 1,000        5,050
Select Medical Corp. (1)                                      2,070       27,924
Sierra Health Services Inc. (1)                               2,690       32,307
Sola International Inc. (1)                                   2,680       34,840
Sonic Innovations Inc. (1)                                    1,200        4,572
SonoSite Inc. (1)                                             1,800       23,526
Specialty Laboratories Inc. (1)                               1,040       10,046
Sunrise Assisted Living Inc. (1)                              2,199       54,733
Theragenics Corp. (1)                                         3,400       13,702
Therasense Inc. (1)                                           3,041       25,392
Thoratec Corp. (1)                                            5,635       42,995

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

HEALTH CARE (Cont.)
TriPath Imaging Inc. (1)                                      1,780   $    4,770
U.S. Physical Therapy Inc. (1)                                1,467       16,357
Urologix Inc. (1)                                             1,280        4,237
US Oncology Inc. (1)                                          8,901       77,172
VCA Antech Inc. (1)                                           2,200       33,000
Ventana Medical Systems Inc. (1)                              1,520       35,036
Viasys Healthcare Inc. (1)                                    4,541       67,615
VISX Inc. (1)                                                 6,030       57,767
Vital Sign Inc.                                                 600       17,928
West Pharmaceutical Services Inc.                             1,500       36,600
Women First HealthCare Inc. (1)                               1,600        7,298
Wright Medical Group Inc. (1)                                 2,088       36,454
Zoll Medical Corp. (1)                                        1,115       39,772
                                                                      ----------
                                                                       4,400,789
                                                                      ----------
HOLDING COMPANIES-DIVERSIFIED (0.11%)
Triarc Companies Inc. (1)                                     1,937       50,827
Walter Industries Inc.                                        3,100       33,573
                                                                      ----------
                                                                          84,400
                                                                      ----------
HOME BUILDERS (1.01%)
Beazer Homes USA Inc. (1)                                     1,393       84,416
Champion Enterprises Inc. (1)                                 4,760       13,566
Coachmen Industries Inc.                                      3,078       48,632
Fleetwood Enterprises Inc. (1)                                4,550       35,718
Hovnanian Enterprises Inc. "A" (1)                            1,580       50,086
M.D.C. Holdings Inc.                                          2,281       87,271
M/I Schottenstein Homes Inc.                                  1,260       35,028
Meritage Corp. (1)                                            1,644       55,321
Monaco Coach Corp. (1)                                        4,174       69,080
Palm Harbor Homes Inc. (1)                                    2,214       38,679
Skyline Corp.                                                   970       28,615
Standard-Pacific Corp.                                        3,773       93,382
Thor Industries Inc.                                          1,863       64,143
WCI Communities Inc. (1)                                      1,030       10,506
William Lyon Homes Inc. (1)                                     500       10,915
Winnebago Industries Inc.                                     1,404       55,079
                                                                      ----------
                                                                         780,437
                                                                      ----------
HOME FURNISHINGS (0.36%)
Applica Inc. (1)                                              2,080       10,400
Bassett Furniture Industries Inc.                             1,290       18,473
Bush Industries Inc. "A"                                      1,200        5,808
Kimball International Inc. "B"                                3,800       54,150
Libbey Inc.                                                   1,800       46,800
Modtech Holdings Inc. (1)                                     1,000        9,700
Movado Group Inc.                                             1,452       27,312
Oneida Ltd.                                                   1,900       20,957
ParkerVision Inc. (1)                                           830        6,773
Salton Inc. (1)                                               1,100       10,582
Standex International Corp.                                   2,268       54,069
Stanley Furniture Co. Inc. (1)                                  762       17,717

                See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                               December 31, 2002

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

HOMEFURNISHINGS (Cont.)
Vialta Inc. (1)                                                  32   $       10
                                                                      ----------
                                                                         282,751
                                                                      ----------
HOUSEHOLD PRODUCTS / WARES (1.10%)
Blyth Inc.                                                    3,910      104,632
Central Garden & Pet Co. (1)                                  1,755       32,485
CSS Industries Inc. (1)                                         400       13,240
Ennis Business Forms Inc.                                     1,700       19,754
Fossil Inc. (1)                                               2,295       46,680
Harland (John H.) Co.                                         3,564       78,871
Jarden Corp. (1)                                              1,400       33,418
National Presto Industries Inc.                                 600       17,628
New England Business Service Inc.                             1,400       34,160
Playtex Products Inc. (1)                                     3,450       34,086
Revlon Inc. "A" (1)                                           1,800        5,508
Russ Berrie & Co. Inc.                                        1,406       47,495
Standard Register Co. (The)                                   1,980       35,640
Toro Co.                                                      1,481       94,636
Tupperware Corp.                                              6,151       92,757
Wallace Computer Services Inc.                                4,674      100,538
Water Pik Technologies Inc. (1)                               1,200        8,820
Yankee Candle Co. Inc. (The) (1)                              3,200       51,200
                                                                      ----------
                                                                         851,548
                                                                      ----------
INSURANCE (2.32%)
Alfa Corp.                                                    4,600       55,251
American Medical Security Group Inc. (1)                        900       12,582
American Physicians Capital Inc. (1)                          1,524       28,666
Argonaut Group Inc.                                           2,758       40,681
Baldwin & Lyons Inc. "B"                                        600       14,136
Citizens Inc. (1)                                             2,570       19,275
Clark/Bardes Inc. (1)                                         1,770       34,073
CNA Surety Corp.                                              1,600       12,560
Commerce Group Inc.                                           2,946      110,446
Crawford & Co. "B"                                            3,400       17,000
Delphi Financial Group Inc. "A"                               1,647       62,520
FBL Financial Group Inc. "A"                                  1,120       21,806
Financial Industries Corp.                                      800       11,392
FPIC Insurance Group Inc. (1)                                   900        6,210
Fremont General Corp.                                        10,905       48,963
Great American Financial Resources Inc.                         700       12,040
Harleysville Group Inc.                                       3,478       91,924
HealthExtras Inc. (1)                                         1,600        6,480
Hilb, Rogal & Hamilton Co.                                    4,441      181,637
Horace Mann Educators Corp.                                   4,100       62,853
Kansas City Life Insurance Co.                                  660       25,014
LandAmerica Financial Group Inc.                              2,227       78,947
Midland Co. (The)                                               800       15,200
National Western Life Insurance Company "A" (1)                 234       22,464

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

INSURANCE (Cont.)
NYMAGIC Inc. (1)                                                600   $   11,670
Odyssey Re Holdings Corp.                                     1,900       33,630
Ohio Casualty Corp. (1)                                       6,064       78,529
Philadelphia Consolidated Holding Corp. (1)                   2,573       91,084
PICO Holdings Inc. (1)                                        1,200       15,889
PMA Capital Corp. "A"                                         3,212       46,028
Presidential Life Corp.                                       3,106       30,843
ProAssurance Corp. (1)                                        2,471       51,891
RLI Corp.                                                     1,520       42,408
Selective Insurance Group Inc.                                3,194       80,425
State Auto Financial Corp.                                    2,739       42,455
Stewart Information Services Corp. (1)                        2,050       43,850
Triad Guaranty Inc. (1)                                       1,518       55,953
UICI (1)                                                      4,685       72,852
United Fire & Casualty Co.                                      932       31,175
Universal American Financial Corp. (1)                        3,700       21,530
Vesta Insurance Group                                         3,640       10,010
Zenith National Insurance Corp.                               2,035       47,863
                                                                      ----------
                                                                       1,800,205
                                                                      ----------
IRON / STEEL (0.31%)
Carpenter Technology Corp.                                    2,782       34,636
Cleveland-Cliffs Inc. (1)                                     1,200       23,820
Gibraltar Steel Corp.                                         1,151       21,915
Oregon Steel Mills Inc. (1)                                   3,170       12,743
Reliance Steel & Aluminum Co.                                 3,054       63,645
Roanoke Electric Steel Corp.                                  1,100       10,450
Ryerson Tull Inc.                                             3,684       22,472
Steel Dynamics Inc. (1)                                       3,936       47,350
                                                                      ----------
                                                                         237,031
                                                                      ----------
LEISURE TIME (0.23%)
Bally Total Fitness Holding Corp. (1)                         4,059       28,778
Escalade Inc. (1)                                               400        8,000
K2 Inc. (1)                                                   2,630       24,722
Marine Products Corp.                                           800        7,880
Nautilus Group Inc. (The) (1)                                 3,708       49,539
Navigant International Inc. (1)                               1,480       18,248
WMS Industries Inc. (1)                                       2,846       42,633
                                                                      ----------
                                                                         179,800
                                                                      ----------
LODGING (0.47%)
Aztar Corp. (1)                                               3,830       54,692
Boca Resorts Inc. "A" (1)                                     3,739       40,007
Boyd Gaming Corp. (1)                                         3,781       53,123
Choice Hotels International Inc. (1)                          2,710       61,517
Marcus Corp.                                                  2,699       38,326
Prime Hospitality Corp. (1)                                   5,100       41,565
Station Casinos Inc. (1)                                      3,920       69,384

                 See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                               December 31, 2002

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

LODGING (Cont.)
Wyndham International Inc. "A" (1)                           15,600   $    3,588
                                                                      ----------
                                                                         362,202
                                                                      ----------
MACHINERY (2.63%)
Albany International Corp. "A"                                2,935       60,637
Applied Industrial Technologies Inc.                          2,567       48,516
Astec Industries Inc. (1)                                     2,132       21,171
Asyst Technologies Inc. (1)                                   6,985       51,340
Briggs & Stratton Corp.                                       2,578      109,488
Brooks-PRI Automation Inc. (1)                                4,331       49,633
Cascade Corp.                                                 2,272       36,238
Cognex Corp. (1)                                              4,200       77,406
Columbus McKinnon Corp. (1)                                   1,300        4,967
Dycom Industries Inc. (1)                                     5,881       77,923
Electroglas Inc. (1)                                          2,100        3,234
Engineered Support Systems Inc.                               1,290       47,291
Esterline Technologies Corp. (1)                              2,440       43,115
Gardner Denver Inc. (1)                                       1,900       38,570
Global Power Equipment Group Inc. (1)                         2,100       10,353
Gorman-Rupp Co. (The)                                           800       18,800
Idex Corp.                                                    3,427      112,063
Imation Corp. (1)                                             4,301      150,879
Insituform Technologies Inc. "A" (1)                          3,001       51,167
JLG Industries Inc.                                           4,920       37,048
Kadant Inc. (1)                                               1,560       23,400
Kaman Corp. "A"                                               2,500       27,500
Knight Transportation Inc. (1)                                2,695       56,595
Kulicke & Soffa Industries Inc. (1)                           8,621       49,312
Lincoln Electric Holding Inc.                                 4,638      107,370
Lindsay Manufacturing Co.                                     1,416       30,302
Magnetek Inc. (1)                                             2,020        8,969
Manitowoc Co. Inc. (The)                                      2,965       75,608
NACCO Industries Inc.                                           700       30,639
Nordson Corp.                                                 2,822       70,070
Paxar Corp. (1)                                               3,600       53,100
Presstek Inc. (1)                                             4,108       18,938
Robbins & Myers Inc.                                          1,459       26,846
Sauer-Danfoss Inc.                                            1,000        7,900
Semitool Inc. (1)                                             1,600        9,936
Stewart & Stevenson Services Inc.                             3,500       49,490
SureBeam Corporation "A" (1)                                  8,261       33,374
Tecumseh Products Co. "A"                                     1,926       84,994
Tennant Co.                                                   1,288       41,989
Terex Corp. (1)                                               4,927       54,887
Thomas Industries Inc.                                        2,558       66,661
Ultratech Stepper Inc. (1)                                    3,216       31,642
Unova Inc. (1)                                                5,000       30,000
                                                                      ----------
                                                                       2,039,361
                                                                      ----------
MACHINERY-CONSTRUCTION & MINING (0.08%)
Joy Global Inc. (1)                                           5,593       62,977
                                                                      ----------

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

MANUFACTURERS (0.94%)
Carlisle Companies Inc.                                       3,647   $  150,913
CUNO Inc. (1)                                                 2,478       82,071
Federal Signal Corp.                                          5,339      103,683
FMC Corp. (1)                                                 3,622       98,953
Osmonics Inc. (1)                                             1,748       29,611
Quixote Corp.                                                   660       11,920
Sturm Ruger & Co. Inc.                                        2,460       23,542
Tredegar Corp.                                                4,634       69,510
Trinity Industries Inc.                                       4,585       86,932
U.S. Industries Inc. (1)                                      7,400       19,462
Wabtec Corp.                                                  3,920       55,037
                                                                      ----------
                                                                         731,634
                                                                      ----------
MANUFACTURING (0.32%)
Acuity Brands Inc.                                            4,840       65,534
Applied Films Corporation (1)                                 1,568       31,344
ESCO Technologies Inc. (1)                                    1,420       52,540
Hexcel Corp. (1)                                              2,800        8,400
Kaydon Corp.                                                  4,412       93,579
                                                                      ----------
                                                                         251,397
                                                                      ----------
MEDIA (1.19%)
Acacia Research - Acacia Technologies (1)                     2,229        5,372
Banta Corp.                                                   2,992       93,560
Beasley Broadcast Group Inc. "A" (1)                            700        8,372
Courier Corp.                                                   400       18,336
Crown Media Holdings Inc. (1)                                 3,400        7,684
Fisher Communications Inc.                                      670       35,322
Gray Television Inc. "A"                                      1,400       16,590
Hollinger International Inc.                                  6,326       64,272
Information Holdings Inc. (1)                                 1,420       22,038
Insight Communications Co. Inc. (1)                           5,667       70,157
Journal Register Co. (1)                                      3,357       59,687
Liberty Corp.                                                 2,757      106,972
LodgeNet Entertainment Corp. (1)                              1,500       16,020
Mediacom Communications Corp. (1)                             7,225       63,652
Paxson Communications Corp. (1)                               3,200        6,592
Playboy Enterprises Inc. "B" (1)                              2,163       21,911
Primedia Inc. (1)                                            13,000       26,780
Private Media Group Inc. (1)                                  2,100        6,825
Pulitzer Inc.                                                 1,254       56,367
Regent Communications Inc. (1)                                2,840       16,784
Saga Communications Inc. (1)                                  1,853       35,207
Salem Communications Corp. "A" (1)                            1,040       25,969
Sinclair Broadcast Group Inc. "A" (1)                         3,849       44,764
Spanish Broadcasting System Inc. "A" (1)                      4,300       30,960
TiVo Inc. (1)                                                 2,760       14,380
Value Line Inc.                                                 200        8,688
XM Satellite Radio Holdings Inc. "A" (1)                      6,400       17,216

                 See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                               Shares    Value
                                                               ------   --------

COMMON STOCKS (Cont.)

MEDIA (Cont.)
Young Broadcasting Inc. "A" (1)                                 1,700   $ 22,389
                                                                        --------
                                                                         922,866
                                                                        --------
METAL FABRICATE / HARDWARE (0.29%)
Castle (A.M.)& Co. (1)                                          1,000      4,550
CIRCOR International Inc.                                         970     15,423
Ladish Co. Inc. (1)                                             1,000      8,060
Lawson Products Inc.                                              500     15,490
NN Inc.                                                         1,300     12,987
Penn Engineering & Manufacturing Corp.                          1,600     17,040
Valmont Industries Inc.                                         1,600     31,040
Worthington Industries Inc.                                     7,778    118,537
                                                                        --------
                                                                         223,127
                                                                        --------
METALS-DIVERSIFIED (0.68%)
Ameron International Corp.                                        559     30,829
Commercial Metals Co.                                           2,953     47,957
Griffon Corp. (1)                                               2,890     39,362
Gulf Island Fabrication Inc. (1)                                  700     11,375
Intermet Corp.                                                  2,200      9,240
Material Sciences Corp. (1)                                     1,200     15,528
Matthews International Corp. "A"                                3,166     70,700
Maverick Tube Corp. (1)                                         4,736     61,710
Mueller Industries Inc. (1)                                     3,414     93,032
Northwest Pipe Co. (1)                                            700     12,110
NS Group Inc. (1)                                               2,120     13,822
Quanex Corp.                                                    1,945     65,158
RTI International Metals Inc. (1)                               2,805     28,331
Southern Peru Copper Corp.                                      1,680     24,192
                                                                        --------
                                                                         523,346
                                                                        --------
MINING (0.44%)
AMCOL International Corp.                                       1,620      9,396
Arch Coal Inc.                                                  5,401    116,608
Brush Engineered Materials Inc. (1)                             1,700      9,350
Century Aluminum Co.                                            2,111     15,643
Hecla Mining Co. (1)                                            9,400     47,564
Liquidmetal Technologies (1)                                    1,200     12,336
Royal Gold Inc.                                                 1,775     44,235
Stillwater Mining Co. (1)                                       5,507     29,462
USEC Inc.                                                       8,889     53,512
                                                                        --------
                                                                         338,106
                                                                        --------
OFFICE / BUSINESS EQUIPMENT (0.17%)
CompX International Inc.                                          800      6,696
General Binding Corp. (1)                                         600      5,088
Global Imaging Systems Inc. (1)                                   900     16,542
Imagistics International Inc. (1)                               2,100     42,000
Insight Enterprises Inc. (1)                                    5,356     44,508

                                                               Shares    Value
                                                               ------   --------

COMMON STOCKS (Cont.)

OFFICE / BUSINESS EQUIPMENT (Cont.)
Pomeroy Computer Resources (1)                                  1,280   $ 14,976
                                                                        --------
                                                                         129,810
                                                                        --------
OIL & GAS PRODUCERS (4.19%)
Atmos Energy Corp                                               4,637    108,135
Atwood Oceanics Inc. (1)                                        1,299     39,100
Berry Petroleum Co. "A"                                         2,088     35,600
Cabot Oil & Gas Corp. "A"                                       3,406     84,401
CAL Dive International Inc. (1)                                 4,724    111,014
Cascade Natural Gas Corp.                                       1,300     26,000
Chesapeake Energy Corp.                                        16,911    130,891
Denbury Resources Inc. (1)                                      2,813     31,787
Encore Acquisition Co. (1)                                        960     17,683
Energen Corp.                                                   4,088    118,961
Energy Partners Ltd. (1)                                        4,190     44,833
Evergreen Resources Inc. (1)                                    2,221     99,612
Exploration Company of Delaware (The) (1)                       1,600      4,768
Frontier Oil Corp.                                              3,412     58,755
Grey Wolf Inc. (1)                                             17,900     71,421
Hanover Compressor Co. (1)                                      8,116     74,505
Harvest Natural Resources Inc. (1)                              3,500     22,575
Holly Corp.                                                     1,080     23,598
Houston Exploration Co. (1)                                     1,200     36,720
Key Energy Services Inc. (1)                                   13,333    119,597
Magnum Hunter Resources Inc. (1)                                5,595     33,290
Meridian Resource Corp. (The) (1)                               2,620      2,358
New Jersey Resources Corp.                                      3,080     97,297
Northwest Natural Gas Co.                                       2,844     76,959
Nuevo Energy Co. (1)                                            2,000     22,200
Parker Drilling Co. (1)                                         8,090     17,960
Patina Oil & Gas Corp.                                          2,755     87,196
Penn Virginia Corp.                                             1,089     39,585
PetroQuest Energy Inc. (1)                                      2,540     10,541
Piedmont Natural Gas Co.                                        3,469    122,629
Plains Exploration & Production Co. (1)                         3,074     29,972
Plains Resource Inc. (1)                                        3,074     36,427
Prima Energy Corp. (1)                                          1,200     26,832
Quicksilver Resources Inc. (1)                                  1,249     28,015
Range Resources Corp. (1)                                       9,321     50,333
Remington Oil & Gas Corp. (1)                                   2,350     38,564
RPC Inc.                                                        1,300     15,080
SEACOR SMIT Inc. (1)                                            2,146     95,497
SEMCO Energy Inc.                                               2,800     17,080
South Jersey Industries Inc.                                    1,616     53,360
Southern Union Co. (1)                                          4,681     77,237
Southwest Gas Corp.                                             3,972     93,143
Spinnaker Exploration Co.(1)                                    3,023     66,657
St. Mary Land & Exploration Co.                                 3,388     84,700
Stone Energy Corp. (1)                                          2,705     90,239
Superior Energy Services Inc. (1)                               5,715     46,863
Swift Energy Co. (1)                                            3,183     30,780

                 See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                             Shares      Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

OIL & GAS PRODUCERS (Cont.)
Tesoro Petroleum Corp. (1)                                   11,066   $   50,018
3TEC Energy Corp. (1)                                         2,114       29,998
Tom Brown Inc. (1)                                            4,081      102,433
Unit Corp. (1)                                                6,194      114,899
Vintage Petroleum Inc.                                        7,753       81,794
WD-40 Co.                                                     1,930       50,991
Western Gas Resources Inc.                                    2,303       84,866
Westport Resources Corp. (1)                                  2,123       44,158
W-H Energy Services Inc. (1)                                  2,600       37,934
                                                                      ----------
                                                                       3,247,841
                                                                      ----------
OIL & GAS SERVICES (0.64%)
CARBO Ceramics Inc.                                           1,403       47,281
Comstock Resources Inc. (1)                                   4,696       43,626
Dril-Quip Inc. (1)                                            1,246       21,057
Global Industries Ltd. (1)                                    7,300       30,441
Hydril Co. (1)                                                1,360       32,055
Input/Output Inc. (1)                                         5,370       22,823
Lone Star Technologies Inc. (1)                               3,759       55,972
Lufkin Industries Inc.                                          640       15,008
Newpark Resources Inc. (1)                                    7,200       31,320
Oceaneering International Inc. (1)                            2,733       67,614
Oil States International Inc. (1)                             1,670       21,543
Tetra Technologies Inc. (1)                                   1,735       37,077
Universal Compression Holdings Inc. (1)                       2,100       40,173
Veritas DGC Inc. (1)                                          3,520       27,808
                                                                      ----------
                                                                         493,798
                                                                      ----------
PACKAGING & CONTAINERS (0.43%)
AEP Industries Inc. (1)                                         430        5,620
Crown Cork & Seal Co. Inc. (1)                               21,861      173,795
EarthShell Corp. (1)                                          7,000        4,060
Graphic Packaging International Corp. (1)                     2,400       13,536
Greif Brothers Corp. "A"                                      2,607       62,047
Longview Fibre Co. (1)                                        6,298       45,535
Silgan Holdings Inc. (1)                                      1,220       30,110
                                                                      ----------
                                                                         334,703
                                                                      ----------
PHARMACEUTICALS (4.39%)
aaiPharma Inc. (1)                                            1,280       17,946
Abgenix Inc. (1)                                              9,700       71,489
Adolor Corp. (1)                                              3,904       54,305
Align Technology Inc. (1)                                     3,880       10,713
Alkermes Inc. (1)                                             6,400       40,128
Allos Therapeutics Inc. (1)                                   2,900       21,808
Allscripts Healthcare Solutions Inc. (1)                      3,500        8,365
Alpharma Inc. "A"                                             3,864       46,020
American Pharmaceutical Partners Inc. (1)                     1,137       20,239
Amylin Pharmaceuticals Inc. (1)                               7,369      118,936


                                                             Shares      Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

PHARMACEUTICALS (Cont.)
Antigenics Inc. (1)                                           3,119   $   31,939
Aphton Corp. (1)                                              1,700        6,545
ArQule Inc. (1)                                               2,320        7,076
Array BioPharma Inc. (1)                                      2,300       12,765
AtheroGenics Inc. (1)                                         3,200       23,712
Bentley Pharmaceuticals Inc. (1)                              1,300       10,465
Biopure Corp. (1)                                             2,985       11,104
Bio-Reference Laboratories Inc. (1)                             900        5,553
Bone Care International Inc. (1)                              1,300       12,649
Bradley Pharmaceuticals Inc. (1)                                900       11,727
Cardinal Health Inc.                                              0           24
Cell Genesys Inc. (1)                                         4,378       48,819
Cell Therapeutics Inc. (1)                                    4,100       29,807
CIMA Labs Inc. (1)                                            1,776       42,963
Columbia Laboratories Inc. (1)                                2,700        9,072
Connetics Corp. (1)                                           3,400       40,868
Corixa Corp. (1)                                              8,720       55,721
Cubist Pharmaceuticals Inc. (1)                               3,716       30,583
CV Therapeutics Inc. (1)                                      3,224       58,741
D&K Healthcare Resources Inc.                                 1,900       19,458
Digene Corp. (1)                                              1,600       18,336
Durect Corp. (1)                                              2,890        5,838
Endo Pharmaceuticals Holdings Inc. (1)                        2,410       18,555
Eon Labs Inc. (1)                                             1,276       24,129
Epix Medical Inc. (1)                                         1,300        9,399
Esperion Therapeutics Inc. (1)                                3,600       25,589
First Horizon Pharmaceutical Corp. (1)                        5,038       37,674
Genta Inc. (1)                                                5,400       41,526
Geron Corp. (1)                                               3,000       10,800
Guilford Pharmaceuticals Inc. (1)                             3,000       11,940
ILEX Oncology Inc. (1)                                        4,564       32,222
ImClone Systems Inc. (1)                                      6,356       67,507
Immucor Inc. (1)                                              1,221       24,725
Immunogen Inc. (1)                                            4,130       12,803
Impax Laboratories Inc. (1)                                   3,080       12,351
Inhale Therapeutic Systems Inc. (1)                           7,108       57,433
InterMune Inc. (1)                                            3,065       78,188
Intuitive Surgical Inc. (1)                                   3,460       21,314
Isis Pharmaceuticals Inc. (1)                                 6,016       39,645
Kos Pharmaceuticals Inc. (1)                                    788       14,972
KV Pharmaceuticals Co. (1)                                    2,700       62,640
La Jolla Pharmaceutical Co. (1)                               7,502       48,763
Lifecore Biomedical Inc. (1)                                  1,811       15,538
Ligand Pharmaceuticals Inc. "B" (1)                           6,542       35,131
Martek Biosciences Corp. (1)                                  2,400       60,096
Medarex Inc. (1)                                              7,900       31,205
Medicines Co. (The) (1)                                       2,967       47,531
MGI Pharma Inc. (1)                                           2,800       20,300
MIM Corp. (1)                                                 2,700       15,660
Nabi Biopharmaceuticals (1)                                   4,955       30,721
NaPro BioTherapeutics Inc. (1)                                2,270        1,498
Nastech Pharmaceutical Co. Inc. (1)                             800        6,840

                 See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

PHARMACEUTICALS (Cont.)
Nature's Sunshine Products Inc.                               1,600   $   15,536
NBTY Inc. (1)                                                 6,101      107,256
NeoPharm Inc. (1)                                             1,258       12,756
Neose Technologies Inc. (1)                                   1,100        9,504
Neurocrine Biosciences Inc. (1)                               3,428      156,522
Noven Pharmaceuticals Inc. (1)                                2,728       25,179
NPS Pharmaceuticals Inc. (1)                                  3,639       91,594
Nu Skin Enterprises Inc. "A"                                  7,019       84,017
Onyx Pharmaceuticals Inc. (1)                                 1,200        6,972
OSI Pharmaceuticals Inc. (1)                                  4,536       74,390
Pain Therapeutics Inc. (1)                                    1,610        3,848
PAREXEL International Corp. (1)                               2,900       31,871
Penwest Pharmaceuticals Co. (1)                               1,690       17,914
Peregrine Pharmaceuticals Inc. (1)                            9,900        7,722
Perrigo Co. (1)                                               7,417       90,117
Pharmaceutical Resources Inc. (1)                             2,120       63,176
POZEN Inc. (1)                                                2,410       12,412
Praecis Pharmaceuticals Inc. (1)                              4,940       16,055
Priority Healthcare Corp. "B" (1)                             2,852       66,166
Progenics Pharmaceuticals Inc. (1)                              980        6,527
Rigel Pharmaceuticals Inc. (1)                                2,200        2,422
Salix Pharmaceuticals Ltd. (1)                                2,400       16,776
SangStat Medical Corp. (1)                                    3,100       35,030
Scios Inc. (1)                                                6,302      205,319
Sepracor Inc. (1)                                             8,753       84,642
Serologicals Corp. (1)                                        2,380       26,180
SuperGen Inc. (1)                                             3,330       12,088
Sybron Dental Specialties Inc. (1)                            4,340       64,449
Tanox Inc. (1)                                                2,760       24,978
Texas Biotech Corp. (1)                                       4,400        6,160
Triangle Pharmaceuticals Inc. (1)                             7,061       41,942
Tularik Inc. (1)                                              5,312       39,628
United Surgical Partners International Inc. (1)               2,088       32,617
United Therapeutics Inc. (1)                                  1,961       32,749
Versicor Inc. (1)                                             2,600       28,054
Vical Inc. (1)                                                2,300        7,981
VIVUS Inc. (1)                                                3,300       12,309
Zymogenetics Inc. (1)                                         1,000        9,900
                                                                      ----------
                                                                       3,403,167
                                                                      ----------
PIPELINES (0.01%)
TransMontaigne Inc. (1)                                       1,400        6,496
                                                                      ----------
REAL ESTATE (4.37%)
AMLI Residential Properties Trust                             2,366       50,348
Anthracite Capital Inc.                                       5,010       54,609
Apex Mortgage Capital Inc.                                    2,900       18,966
Avatar Holdings (1)                                             760       17,480
Bedford Property Investors Inc.                               1,905       48,939
Boykin Lodging Co.                                            2,500       23,325
Brandywine Realty Trust                                       4,831      105,364
Chateau Communities Inc.                                      2,778       63,894

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

REAL ESTATE (Cont.)
Colonial Properties Trust                                     2,582   $   87,633
Commercial Net Lease Realty Inc.                              4,000       61,320
Cornerstone Realty Income Trust Inc.                          5,500       43,780
Corporate Office Properties Trust                             2,571       36,071
Corrections Corp. of America (1)                              3,380       57,967
EastGroup Properties Inc                                      2,098       53,499
Entertainment Properties Trust                                2,100       49,392
Equity Inns Inc.                                              3,800       22,876
Gables Residential Trust                                      4,566      113,830
Glenborough Realty Trust Inc.                                 2,000       35,640
Glimcher Realty Trust                                         3,667       65,089
Healthcare Realty Trust Inc.                                  4,877      142,652
Home Properties of New York Inc.                              3,105      106,967
Impac Mortgage Holdings Inc.                                  4,800       55,200
Innkeepers USA Trust                                          2,600       19,916
Insignia Financial Group Inc. (1)                             2,000       14,500
IRT Property Co.                                              4,359       51,741
JDN Realty Corp.                                              4,532       49,625
Jones Lang LaSalle Inc. (1)                                   3,500       53,830
Kilroy Realty Corp.                                           3,318       76,480
LaSalle Hotel Properties                                      2,350       32,900
Lexington Corp. Properties Trust                              2,830       44,997
LNR Property Corp.                                            2,638       93,385
LTC Properties Inc.                                           2,500       16,800
Macerich Co. (The)                                            3,778      116,174
Manufactured Home Communities Inc.                            1,825       54,075
Meristar Hospitality Corp.                                    4,860       32,076
Mid Atlantic Realty Trust                                     2,300       40,020
Mills Corp.                                                   2,567       75,316
National Health Investors Inc.                                2,900       46,632
Nationwide Health Properties Inc.                             5,400       80,622
Novastar Financial Inc.                                       1,368       42,449
Omega Healthcare Investors Inc. (1)                           1,800        6,732
Pan Pacific Retail Properties Inc.                            3,898      142,394
Pennsylvania Real Estate Investment Trust                     2,023       52,598
Prentiss Properties Trust                                     3,671      103,816
PS Business Parks Inc.                                        1,412       44,902
Ramco-Gershenson Properties Trust                             1,400       27,650
Realty Income Corp.                                           4,013      140,455
Redwood Trust Inc.                                            1,608       44,542
RFS Hotel Investors Inc.                                      3,500       38,010
Saul Centers Inc.                                             1,200       28,560
Shurgard Storage Centers Inc. "A"                             3,919      122,821
Sovran Self Storage Inc.                                      2,542       72,091
Summit Properties Inc.                                        2,420       43,076
Sun Communities Inc.                                          1,915       70,032
Tanger Factory Outlet Centers Inc.                              962       29,822
Taubman Centers Inc.                                          3,629       58,899
Town & Country Trust (The)                                    2,214       46,715
Trammell Crow Co. (1)                                         3,200       28,800

                 See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                             Shares      Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

REAL ESTATE (Cont.)
Urstadt Biddle Properties Inc. "A"                            2,400   $   26,592
                                                                      ----------
                                                                       3,384,886
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS (3.09%)
Acadia Realty Trust                                           1,900       14,098
Alexander's Inc. (1)                                            300       19,365
Alexandria Real Estate Equities Inc.                          2,227       94,870
Anworth Mortgage Asset Corp.                                  2,200       27,654
Associated Estates Realty Corp.                               1,800       12,150
Capital Automotive                                            2,528       59,914
Capstead Mortgage Corp.                                       1,611       39,711
CBL & Associates Properties Inc.                              2,278       91,234
Chelsea Property Group Inc.                                   3,067      102,162
Correctional Properties Trust                                 1,526       33,114
Crown American Realty Trust                                   3,400       31,280
Essex Property Trust Inc.                                     1,736       88,276
FBR Asset Investment Corp.                                    1,900       64,410
Federal Realty Investment Trust                               4,708      132,389
FelCor Lodging Trust Inc.                                     6,021       68,880
Getty Realty Corp.                                            1,600       30,320
Great Lakes REIT Inc.                                         2,114       35,198
Health Care REIT Inc.                                         4,209      113,853
Heritage Property Investment Trust Inc.                       2,299       57,406
HRPT Properties Trust                                        14,000      115,360
Investors Real Estate Trust                                   3,407       34,002
Keystone Property Trust                                       3,233       54,864
Koger Equity Inc.                                             2,730       42,588
Kramont Realty Trust                                          2,290       33,549
La Quinta Corp.                                              21,381       94,076
MFA Mortgage Investments Inc.                                 4,600       38,640
Mid-America Apartment Communities Inc.                        2,149       52,543
Mission West Properties Inc.                                  1,400       13,860
Parkway Properties Inc.                                       1,322       46,376
Post Properties Inc.                                          4,324      103,344
RAIT Investment Trust                                         2,000       43,200
Senior Housing Properties Trust                               5,100       54,111
SL Green Realty Corp.                                         3,135       99,066
Thornbury Mortgage Inc.                                       7,685      154,469
U.S. Restaurant Properties Inc.                               3,243       45,661
Universal Health Realty Income Trust                          1,600       42,000
Ventas Inc.                                                   7,147       81,833
Washington RealEstate Investment Trust                        4,384      111,792
Winston Hotels Inc.                                           1,600       12,480
                                                                      ----------
                                                                       2,390,098
                                                                      ----------
RETAIL (4.64%)
AC Moore Arts & Crafts Inc. (1)                               1,599       20,323
Aeropostale Inc. (1)                                          1,500       15,855
AFC Enterprises Inc. (1)                                      1,776       37,314

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

RETAIL (Cont.)
Ann Taylor Stores Corp. (1)                                   6,273   $  128,095
Asbury Automotive Group Inc. (1)                                800        6,728
Bebe Stores Inc. (1)                                            630        8,442
Blair Corp.                                                   1,200       27,984
Bob Evans Farms Inc.                                          3,900       91,065
Bombay Co. Inc. (The) (1)                                     3,400       17,000
Brookstone Inc. (1)                                             900       12,915
Brown Shoe Co. Inc.                                           3,085       73,516
Buckle Inc. (The) (1)                                           800       14,400
Burlington Coat Factory Warehouse Corp.                       2,329       41,806
California Pizza Kitchen Inc. (1)                             1,680       42,336
Casey's General Store Inc.                                    4,300       52,503
Cash America International Inc.                               2,300       21,896
Cato Corp. "A"                                                1,800       38,862
Charlotte Russe Holding Inc. (1)                                930        9,867
Charming Shoppes Inc. (1)                                    13,820       57,768
Checkers Drive-in Restaurants Inc. (1)                          800        5,008
Chicago Pizza & Brewery Inc. (1)                              1,200        8,280
Children's Place Retail Stores Inc. (The) (1)                 1,250       13,300
Christopher & Banks Corp. (1)                                 2,864       59,428
CKE Restaurant Inc. (1)                                       5,100       21,930
Claire's Stores Inc.                                          5,096      112,469
Coldwater Creek Inc. (1)                                        600       11,520
Cole National Corp. (1)                                       1,512       17,237
Compucom Systems Inc. (1)                                     2,600       14,586
Cost Plus Inc. (1)                                            2,366       67,833
CSK Auto Corp. (1)                                            3,300       36,300
Dave & Buster's Inc. (1)                                      1,200       10,380
Deb Shops Inc.                                                  500       11,105
dELiA*s Corp. "A" (1)                                         3,090        1,391
Dress Barn Inc. (1)                                           3,100       41,230
Drugstore.com Inc. (1)                                        2,700        6,480
Duane Reade Inc. (1)                                          2,600       44,200
Electronics Boutique Holdings Corp. (1)                       1,336       21,122
Factory 2-U Stores Inc. (1)                                   1,200        4,093
FAO Inc. (1)                                                  1,700          799
Finish Line Inc. (The) (1)                                    2,040       21,522
Finlay Enterprises Inc. (1)                                     600        7,236
Footstar Inc. (1)                                             2,500       17,400
Fred's Inc.                                                   2,614       67,180
FreeMarkets Inc. (1)                                          5,383       34,661
Friedman's Inc.                                               1,500       13,020
Galyan's Trading Co. (1)                                      1,437       14,370
Gart Sports Co. (1)                                             800       15,480
Genesco Inc. (1)                                              2,543       47,376
Goody's Family Clothing Inc. (1)                              1,600        7,104
Group 1 Automotive Inc. (1)                                   2,278       54,399
Guitar Center Inc. (1)                                        1,755       29,063
Hancock Fabrics Inc.                                          1,900       28,975
Haverty Furniture Companies Inc.                              1,720       23,908

                 See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

RETAIL (Cont.)
Hibbet Sporting Goods Inc. (1)                                1,031   $   24,662
Hot Topic Inc. (1)                                            3,873       88,614
Intertan Inc. (1)                                             2,300       16,445
Jill(J.) Group Inc. (The) (1)                                 2,241       31,329
Jo-Ann Stores Inc. (1)                                        1,723       39,577
Kenneth Cole Productions "A" (1)                                962       19,529
Linens 'N Things Inc. (1)                                     4,408       99,621
Lithia Motors Inc. "A" (1)                                    2,782       43,650
Lone Star Steakhouse & Saloon Inc.                            2,100       40,614
Longs Drug Stores Corp.                                       3,658       75,867
Luby's Inc. (1)                                               2,500        7,275
MarineMax Inc. (1)                                              800        9,448
Men's Wearhouse Inc. (The) (1)                                3,843       65,907
Mothers Work Inc. (1)                                           300       10,569
Movie Gallery Inc. (1)                                        2,075       26,975
O'Charley's Inc. (1)                                          2,099       43,092
OfficeMax Inc. (1)                                           13,972       69,860
1-800 CONTACTS INC. (1)                                         600       16,542
1-800-FLOWERS.COM Inc. (1)                                    1,760       11,000
Overstock.com Inc. (1)                                        1,300       16,900
Pacific Sunwear of California Inc. (1)                        5,471       96,773
Party City Corp. (1)                                            600        7,200
Payless ShoeSource Inc. (1)                                   2,669      137,373
Pep Boys-Manny, Moe & Jack Inc.                               5,719       66,340
Priceline.com Inc. (1)                                       12,540       20,064
PriceSmart Inc. (1)                                             500       11,455
Regis Corp.                                                   5,203      135,226
Restoration Hardware Inc. (1)                                 1,800        9,018
Rex Stores Corp. (1)                                            900        9,189
Ryan's Family Steak Houses Inc. (1)                           4,950       56,183
School Specialty Inc. (1)                                     1,875       37,463
7-Eleven Inc. (1)                                             2,790       20,925
Sharper Image Corp. (1)                                         800       13,944
ShopKo Stores Inc. (1)                                        3,703       46,102
Smart & Final Inc. (1)                                        1,800        9,360
Sports Authority Inc. (The) (1)                               3,969       27,783
Sports Resorts International Inc. (1)                         4,261       25,012
Stage Stores Inc. (1)                                         2,507       52,747
Stamps.com Inc. (1)                                           4,986       23,285
Steak n Shake Company (The) (1)                               4,400       44,000
Stein Mart Inc. (1)                                           2,300       14,030
TBC Corp. (1)                                                 2,010       24,140
Too Inc. (1)                                                  4,058       95,444
Tractor Supply Co. (1)                                        1,681       63,206
Trans World Entertainment Corp. (1)                           2,100        7,623
Tuesday Morning Corp. (1)                                     1,116       19,084
Tweeter Home Entertainment Group Inc. (1)                     2,500       14,450
Ultimate Electronics Inc. (1)                                 1,500       15,225
United Auto Group Inc. (1)                                    1,990       24,815
Urban OutfittersInc. (1)                                        948       22,344
West Marine Inc. (1)                                          1,444       19,768
Wet Seal Inc. "A" (1)                                         3,171       34,123

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

RETAIL (Cont.)
Whitehall Jewellers Inc. (1)                                  1,500   $   14,250
Wilsons The Leather Experts Inc. (1)                          2,020       10,100
                                                                      ----------
                                                                       3,594,580
                                                                      ----------

SEMICONDUCTORS (2.05%)
Alliance Semiconductor Corp. (1)                              3,000       11,790
ANADIGICS Inc. (1)                                            3,000        7,740
August Technology Corp. (1)                                     800        4,048
Axcelis Technologies Inc. (1)                                15,734       88,252
AXT Inc. (1)                                                  2,820        5,076
ChipPAC Inc. "A" (1)                                          4,560       16,188
Cirrus Logic Inc. (1)                                         9,582       27,596
Cohu Inc.                                                     2,400       35,280
Credence Systems Corp. (1)                                    7,693       71,776
Cree Inc. (1)                                                10,084      164,873
EMCORE Corp. (1)                                              2,430        5,322
Entegris Inc. (1)                                             5,612       57,804
Genesis Microchip Inc. (1)                                    3,700       48,285
GlobeSpanVirata Inc. (1)                                     16,615       73,272
Integrated Silicon Solution Inc. (1)                          3,700       16,132
IXYS Corp. (1)                                                1,330        9,390
Kopin Corp. (1)                                               8,853       34,704
Lattice Semiconductor Corp. (1)                              10,564       92,646
LTX Corp. (1)                                                 5,965       35,969
MEMC Electronics Materials Inc. (1)                           6,774       51,279
Microtune Inc. (1)                                            5,010       15,681
Monolithic System Technology Inc. (1)                         2,300       27,784
Mykrolis Corp. (1)                                            5,399       39,413
OmniVision Technologies Inc. (1)                              2,537       34,427
ON Semiconductor Corp. (1)                                    3,780        5,179
Pericom Semiconductor Corp. (1)                               2,320       19,279
Pixelworks Inc. (1)                                           4,230       24,534
Rambus Inc. (1)                                              10,228       68,630
Silicon Laboratories Inc. (1)                                 3,232       61,667
Skyworks Solutions Inc. (1)                                  16,484      142,092
Transmeta Corp. (1)                                          10,800       12,636
Trikon Technologies Inc. (1)                                  1,280        6,400
TriQuint Semiconductor Inc. (1)                              16,202       68,696
Varian Semiconductor Equipment Associates Inc. (1)            3,813       90,601
Veeco Instruments Inc. (1)                                    3,404       39,350
Virage Logic Corp. (1)                                        1,190       11,936
Vitesse Semiconductor Corp. (1)                              21,500       46,978
White Electronic Designs Corp. (1)                            1,900       14,535
                                                                      ----------
                                                                       1,587,240
                                                                      ----------
SOFTWARE (3.91%)
Acclaim EntertainmentInc. (1)                                 7,600        5,016
Actuate Corp. (1)                                             5,100        9,027
Akamai Technologies Inc. (1)                                  6,390       11,055
Alico Inc.                                                      400       10,640
Alloy Inc. (1)                                                3,999       43,789

                See accompanying notes to financial statements

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

SOFTWARE (Cont.)
American Management Systems Inc. (1)                          4,936   $   59,183
Ariba Inc. (1)                                               28,100       69,688
Ascential Software Corp. (1)                                 25,660       61,584
AsiaInfo Holdings Inc. (1)                                    3,200       20,288
@Road Inc. (1)                                                2,200        9,086
Avid Technology Inc. (1)                                      3,236       74,266
Borland Software Corp. (1)                                    7,552       92,890
Caminus Corp. (1)                                             1,270        2,972
Centillium Communications Inc. (1)                            2,610        5,899
Chordiant Software Inc. (1)                                   6,200        8,928
CNET Networks Inc. (1)                                       12,400       33,604
Computer Horizons Corp. (1)                                   3,200       10,464
Computer Programs & Systems Inc. (1)                            500       12,380
Concord Communications Inc. (1)                               2,271       20,416
Documentum Inc. (1)                                           4,932       77,235
DoubleClick Inc. (1)                                         14,949       84,611
EarthLink Inc. (1)                                           15,723       85,690
eFunds Corp. (1)                                              5,857       53,357
Embarcadero Technologies Inc. (1)                               830        4,955
EPIQ Systems Inc. (1)                                         1,373       20,966
eResearch Technology Inc. (1)                                   900       15,075
eSpeed, Inc. (1)                                              2,800       47,435
eUniverse Inc. (1)                                            4,730       26,866
F5 Networks Inc. (1)                                          3,049       32,746
FileNET Corp. (1)                                             5,926       72,297
Homestore.com Inc. (1)                                        7,600        6,460
Identix Inc. (1)                                             10,523       54,193
Informatica Corp. (1)                                         7,243       41,720
Information Resources Inc. (1)                                2,800        4,480
Inktomi Corp. (1)                                            11,080       17,728
Interland Inc. (1)                                           12,300       15,990
Inter-Tel Inc.                                                3,184       66,577
JDA Software Group Inc. (1)                                   3,778       36,495
Keane Inc. (1)                                                6,800       61,132
Lawson Software Inc. (1)                                      1,400        8,050
Legato Systems Inc. (1)                                      11,124       55,954
Magma Design Automation Inc. (1)                              2,631       25,205
ManTech International Corp. "A" (1)                           1,000       19,070
Manugistics Group Inc. (1)                                    7,000       16,800
MatrixOne Inc. (1)                                            5,770       24,811
Micromuse Inc. (1)                                            7,400       28,268
MRO Software Inc. (1)                                         2,417       29,354
NDCHealth Corp.                                               4,169       82,963
Neoforma Inc. (1)                                             1,200       14,340
Net2Phone Inc. (1)                                            2,600       10,530
Netegrity Inc. (1)                                            2,640        8,588
NetIQ Corp. (1)                                               6,463       79,818
Novell Inc. (1)                                              38,433      128,366
Numerical Technologies Inc. (1)                               3,534       12,228
Omnicell Inc. (1)                                             1,500        3,975
Openwave Systems Inc. (1)                                    18,300       36,600
OPNET Technologies Inc. (1)                                   1,383       11,176

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

SOFTWARE (Cont.)
Overture Services Inc. (1)                                    6,986   $  190,788
Parametric Technology Corp. (1)                              27,500       69,300
PDF Solutions Inc. (1)                                        1,866       12,931
Per-Se Technologies Inc. (1)                                  3,700       33,185
Pinnacle Systems Inc. (1)                                     7,230       98,400
PLATO Learning Inc. (1)                                       2,328       13,828
Portal Software Inc. (1)                                     14,680       11,861
PracticeWorks Inc. (1)                                        4,313       34,073
ProQuest Co. (1)                                              2,049       40,160
Raindance Communications Inc. (1)                             4,400       14,212
Register.com (1)                                              4,471       20,120
Renaissance Learning Inc. (1)                                 1,400       26,460
Roxio Inc. (1)                                                2,000        9,540
Schawk Inc.                                                   1,100       10,901
SeaChange International Inc. (1)                              2,900       17,835
SeeBeyond Technology Corp. (1)                                5,300       12,879
SERENA Software Inc. (1)                                      2,120       33,475
SpeechWorks International Inc. (1)                            3,150        8,757
SPSS Inc. (1)                                                 1,520       21,265
Synplicity Inc. (1)                                           1,650        6,237
TIBCO Software Inc. (1)                                      10,009       61,856
TriZetto Group Inc. (The) (1)                                 3,830       23,516
Ulticom Inc. (1)                                              1,640       12,284
ValueClick Inc. (1)                                           6,900       19,251
Vastera Inc. (1)                                              4,769       26,950
Viewpoint Corp. (1)                                           4,030        7,536
Vignette Corp. (1)                                           23,500       28,835
VitalWorks Inc. (1)                                           4,300       16,555
webMethods Inc. (1)                                           7,985       65,637
Websense Inc. (1)                                             2,580       55,111
Wind River Systems Inc.(1)                                    8,668       35,539
Witness Systems Inc. (1)                                      1,760        6,054
                                                                      ----------
                                                                       3,028,610
TELECOMMUNICATION EQUIPMENT (0.58%)                                   ----------

ADTRAN Inc. (1)                                               2,546       83,763
American Tower Corp. "A" (1)                                 17,700       62,481
Arris Group Inc. (1)                                          6,890       24,597
Avanex Corp. (1)                                              5,990        6,110
ClearOne Communications Inc. (1)                                800        3,560
CommScope Inc. (1)                                            6,100       48,190
Handspring Inc. (1)                                           6,760        6,422
Harmonic Inc. (1)                                             6,850       15,755
Ixia (1)                                                      2,900       10,585
New Focus Inc. (1)                                            6,720       25,805
OplinkCommunications Inc. (1)                                 9,340        7,285
Proxim Corp. "A" (1)                                         12,067       10,498
Sonus Networks Inc. (1)                                      17,900       17,900
Stratex Networks Inc. (1)                                     8,060       17,813
Sycamore Networks Inc. (1)                                   17,200       49,708
Terayon Communication Systems Inc. (1)                        6,110       12,526

                 See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                             Shares      Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

TELECOMMUNICATION EQUIPMENT (Cont.)
Tollgrade Communications Inc. (1)                             1,843   $   21,618
Viasat Inc. (1)                                               2,130       24,580
                                                                      ----------
                                                                         449,196
                                                                      ----------
TELECOMMUNICATIONS (2.11%)
Aether Systems Inc. (1)                                       3,550       13,348
Alamosa Holdings Inc. (1)                                     6,800        3,536
Alaska Communications Systems Group Inc. (1)                  1,700        3,128
Allegiance Telecom Inc. (1)                                  10,200        6,834
Allen Telecom Inc. (1)                                        3,564       33,751
Anaren Inc. (1)                                               2,700       23,760
Anixter International Inc. (1)                                3,785       88,001
Aspect Communications Corp. (1)                               5,170       14,683
Audiovox Corp. "A" (1)                                        2,200       22,750
Avocent Corp. (1)                                             5,244      116,522
Boston Communications Group Inc. (1)                          1,980       25,166
Broadwing Inc. (1)                                           18,900       66,528
Catapult Communications Corp. (1)                               640        7,648
C-COR.net Corp. (1)                                           3,400       11,288
Commonwealth Telephone Enterprises Inc. (1)                   1,458       52,255
Crown Castle International Corp. (1)                         21,900       82,125
CT Communications Inc.                                        1,900       21,470
EMS Technologies Inc. (1)                                     1,656       25,784
Finisar Corp. (1)                                            13,200       12,540
General Communication Inc. "A" (1)                            4,600       30,866
Golden Telecom Inc. (1)                                       1,915       24,225
Hickory Tech Corp.                                            1,400       13,342
Inet Technologies Inc. (1)                                    1,380        8,418
Infonet Services Corp. "B" (1)                                6,000       11,880
InterDigital Communications Corp. (1)                         6,745       98,207
Intrado Inc. (1)                                              1,970       19,560
Itron Inc. (1)                                                2,601       49,861
Lightbridge Inc. (1)                                          3,017       18,555
MasTec Inc. (1)                                               2,600        7,670
Metro One Telecommunications Inc. (1)                         2,898       18,692
MRV Communications Inc. (1)                                   6,333        6,776
Netro Corp. (1)                                               3,100        8,435
Newport Corp. (1)                                             4,778       60,012
Nextel Partners Inc. "A" (1)                                  8,650       52,506
North Pittsburgh Systems Inc.                                 1,700       23,173
Plantronics Inc. (1)                                          4,641       70,218
Powerwave Technologies Inc. (1)                               8,265       44,631
Price Communications Corp. (1)                                6,082       84,114
PTEK Holdings Inc. (1)                                        4,800       21,120
RCN Corp. (1)                                                 6,120        3,244
RMH Teleservices Inc. (1)                                     1,300       13,650
Sirius Satellite Radio Inc. (1)                               6,800        4,352
Somera Communications Inc. (1)                                2,900        7,830
SpectraLink Corp. (1)                                         2,500       17,928

                                                             Shares      Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

TELECOMMUNICATIONS (Cont.)
Standard Microsystems Corp. (1)                               1,700   $   33,099
TALX Corp.                                                    2,883       37,248
Tekelec (1)                                                   5,500       57,475
Time Warner Telecom Inc. "A" (1)                              4,100        8,651
Touch America Holdings Inc. (1)                              10,470        4,083
Triton PCS Holdings Inc. "A" (1)                              1,900        7,467
United Online Inc. (1)                                        2,804       44,699
US Unwired Inc. "A" (1)                                       9,060        4,439
WebEx Communications Inc. (1)                                 3,044       45,660
Western Wireless Corp. "A" (1)                                7,098       37,619
                                                                      ----------
                                                                       1,630,822
                                                                      ----------
TELEPHONE (0.13%)
Shenandoah Telecommunications Co.                               400       19,424
SureWest Communications                                       1,759       65,435
TALK America Holdings Inc. (1)                                3,152       17,651
                                                                      ----------
                                                                         102,510
                                                                      ----------
TEXTILES (0.59%)
Angelica Corp.                                                1,962       40,515
Culp Inc. (1)                                                   600        5,100
G&K Services Inc. "A"                                         2,421       85,706
Guess ? Inc. (1)                                              1,500        6,285
Interface Inc. "A"                                            4,300       13,201
Kellwood Co.                                                  2,900       75,400
Maxwell Shoe Co. Inc. "A" (1)                                 1,400       16,268
Nautica Enterprises Inc. (1)                                  2,820       31,330
Quaker Fabric Corp. (1)                                       1,200        8,340
Shoe Carnival Inc. (1)                                        1,139       15,959
Steven Madden Ltd. (1)                                        1,220       22,045
UniFirst Corp.                                                1,232       24,886
Vans Inc. (1)                                                 2,020       11,474
WestPoint Stevens Inc. (1)                                    3,400        2,006
Wolverine World Wide Inc.                                     6,359       96,084
                                                                      ----------
                                                                         454,599
                                                                      ----------
TOBACCO (0.18%)
Universal Corp.                                               3,001      110,917
Vector Group Ltd.                                             2,770       32,187
                                                                      ----------
                                                                         143,104
                                                                      ----------
TOYS / GAMES / HOBBIES (0.24%)
Action Performance Companies Inc.                             1,800       34,200
Boyds Collection Ltd. (The) (1)                               2,780       18,487
Department 56 Inc. (1)                                        1,100       14,190
Jakks Pacific Inc. (1)                                        2,700       36,369
Marvel Enterprises Inc. (1)                                   2,181       19,585
Multimedia Games Inc. (1)                                     1,205       33,089
Topps Co. (The) (1)                                           3,900       33,930
                                                                      ----------
                                                                         189,850
                                                                      ----------

                See accompanying notes to financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                           Shares      Value
                                                           ------   -----------

COMMON STOCKS (Cont.)

TRANSPORTATION (2.00%)
Airborne Inc.                                               5,851   $    86,770
Alexander & Baldwin Inc.                                    4,874       125,700
Arctic Cat Inc.                                             2,000        32,000
Arkansas Best Corp. (1)                                     2,400        62,354
Covenant Transport Inc. "A" (1)                               700        13,272
Dollar Thrifty Automotive Group Inc. (1)                    2,800        59,220
EGL Inc. (1)                                                4,394        62,615
Florida East Coast Industries Inc.                          3,046        70,667
Forward Air Corp. (1)                                       1,300        25,233
Genesee & Wyoming Inc. "A" (1)                              1,200        24,420
GulfMark Offshore Inc. (1)                                  1,500        22,125
Heartland Express Inc. (1)                                  3,355        76,866
Hunt (J.B.) Transport Services Inc. (1)                     2,767        81,073
Kansas City Southern Industries Inc. (1)                    8,904       106,848
Kirby Corp. (1)                                             2,289        62,696
Landstar System Inc. (1)                                    1,856       108,316
Offshore Logistics Inc. (1)                                 2,423        53,112
Overseas Shipholding Group Inc.                             3,581        64,100
RailAmerica Inc. (1)                                        5,860        42,016
Roadway Corp.                                               1,400        51,534
SCS Transportation Inc. (1)                                 2,414        23,923
Trico Marine Services Inc. (1)                              2,580         8,591
USFreightways Corp.                                         3,297        94,789
Werner Enterprises Inc.                                     4,734       101,923
Yellow Corp. (1)                                            3,429        86,380
                                                                    -----------
                                                                      1,546,543
                                                                    -----------
TRUCKING & LEASING (0.03%)
AMERCO (1)                                                  1,200         5,304
Interpool Inc.                                                900        14,454
                                                                    -----------
                                                                         19,758
                                                                    -----------
WATER (0.21%)
American States Water Co.                                   1,797        41,601
California Water Service Group                              1,716        40,583
Connecticut Water Service Inc.                                950        23,969
Middlesex Water Co.                                           750        15,728
SJW Corp.                                                     310        24,196
Southwest Water Co.                                         1,050        13,913
                                                                    -----------
                                                                        159,990
                                                                    -----------
TOTAL COMMON STOCKS
(Cost: $89,502,562)                                                  75,226,206
                                                                    -----------

                                                       Shares or
                                                       principal
                                                         amount        Value
                                                      -----------   -----------
SHORT TERM INSTRUMENTS (15.44%)
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                                10,618,344   $10,618,344
BlackRock Temp Cash Money Market Fund                     853,743       853,743
Dreyfus Money Market Fund                                  73,598        73,598
Goldman Sachs Financial Square Prime
   Obligation Fund                                         64,114        64,114
U.S. Treasury Bill,
   1.17% (2), 03/27/2003 (3)                          $   350,000       349,053
                                                                    -----------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $11,958,852)                                                  11,958,852
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES (112.56%)
(Cost $101,461,414)                                                  87,185,058

OTHER ASSETS, LESS LIABILITIES (-12.56%)                             (9,727,433)
                                                                    -----------
NET ASSETS (100.00%)                                                $77,457,625
                                                                    ===========

(1)  Non-income producing security
(2)  Yield to maturity.
(3) This U.S. Treasury Bill is held in a segrated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

                 See accompanying notes to financial statements.

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                               December 31, 2002

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (98.44%)

AUSTRALIA (4.39%)
Alumina Ltd.                                                 19,375   $   53,459
Amcor Ltd.                                                   16,544       79,092
AMP Ltd.                                                     17,961      113,073
Aristocrat Leisure Ltd.                                       7,572       19,955
Australia and New Zealand Banking Group Ltd.                 24,764      241,939
Australian Gas & Light Co. Ltd.                               8,142       48,323
BHP Steel (1)                                                18,682       33,979
Boral Ltd.                                                   14,687       35,976
Brambles Industries Ltd.                                     16,888       44,695
Broken Hill Proprietary Co. Ltd.                             60,864      347,866
Coca-Cola Amatil Ltd.                                         9,429       27,981
Cochlear Ltd.                                                 1,365       29,961
Coles Myer Ltd.                                              20,140       71,447
Commonwealth Bank of Australia                               20,920      318,061
Computershare Ltd.                                           14,372       14,972
CSL Ltd.                                                      2,833       34,458
CSR Ltd.                                                     17,322       61,645
Foster's Group Ltd.                                          37,100       94,010
Gandel Retail Trust                                          50,892       39,260
General Property Trust                                       35,746       59,782
Goodman Fielder Ltd.                                         29,210       29,278
Insurance Australia Group Ltd.                               34,206       52,776
James Hardie Industries NV                                    9,568       36,798
Leighton Holdings Ltd.                                        3,673       21,034
Lend Lease Corp. Ltd.                                         7,461       40,837
M.I.M. Holdings Ltd.                                         46,398       39,451
Macquarie Bank Ltd.                                           4,319       57,396
Macquarie Infrastructure Group                               35,504       63,975
Mayne Nickless Ltd.                                          17,615       32,336
National Australia Bank Ltd.                                 25,587      457,455
Newcrest Mining Ltd.                                          5,122       20,766
News Corp. Ltd.                                              24,774      160,149
Orica Ltd.                                                    6,721       39,738
QBE Insurance Group Ltd.                                     10,253       47,054
Rio Tinto Ltd.                                                5,490      104,954
Santos Ltd.                                                  16,612       56,312
Southcorp Ltd.                                               12,300       31,860
Stockland Trust Group                                        21,942       59,554
Suncorp-Metway Ltd.                                           9,458       59,383
TABCORP Holdings Ltd.                                         7,754       46,501
Telstra Corp. Ltd.                                           33,910       84,208
Transurban Group                                             12,480       28,250
Wesfarmers Ltd.                                               6,626       99,247
Westfield Holdings Ltd.                                       6,952       52,652
Westfield Trust                                              35,405       69,180
Westpac Banking Corp. Ltd.                                   27,074      209,624
WMC Resources Ltd. (1)                                       19,375       46,040
Woodside Petroleum Ltd.                                       8,679       60,503
Woolworths Ltd.                                              18,405      118,148
                                                                      ----------
                                                                       3,995,393
                                                                      ----------

                                                             Shares     Value
                                                             ------   ----------

COMMON STOCKS (Cont.)

AUSTRIA (0.14%)
Erste Bank der Oesterreichischen
   Sparkassen AG                                                480   $   32,313
Oesterreichische Elektrizitaetswirtschafts
   AG "A"                                                       208       17,711
OMV AG                                                          344       33,782
Telekom Austria AG (1)                                        3,919       39,687
                                                                      ----------
                                                                         123,493
                                                                      ----------
BELGIUM (1.00%)
AGFA Gevaert NV                                               2,333       52,025
Colruyt NV                                                      525       28,924
Delhaize-Le Lion SA                                           2,091       38,883
Dexia Group                                                  10,916      135,516
Electrabel SA                                                   490      119,039
Fortis Group                                                 15,823      278,958
Groupe Bruxelles Lambert SA                                   1,208       49,452
Interbrew SA                                                  2,419       57,116
KBC Bankverzekerings Holding NV                               1,581       50,420
Solvay SA                                                       663       45,711
UCB SA                                                        1,730       54,464
                                                                      ----------
                                                                         910,508
                                                                      ----------

DENMARK (0.70%)
A/S Dampskibsselskabet
   Svendborg "B"                                                  4       40,687
Carlsberg A/S "B"                                               501       22,048
D/S 1912 "B"                                                      6       42,128
Danisco A/S                                                   1,188       40,364
Danske Bank A/S                                               9,218      152,367
Group 4 Falck A/S                                             1,350       28,513
H. Lundbeck A/S                                               1,079       28,658
ISS A/S (1)                                                     893       32,171
Novo Nordisk A/S "B"                                          4,665      134,776
Novozymes A/S "B"                                             1,438       30,067
TDC A/S                                                       2,101       51,053
Vestas Wind Systems A/S                                       1,838       18,306
William Demant Holding (1)                                      883       19,024
                                                                      ----------
                                                                         640,162
                                                                      ----------
FINLAND (1.95%)
Fortum OYJ                                                    8,554       56,104
Instrumentarium Corp.                                         1,071       42,911
Kone Corp. "B"                                                1,058       31,765
Metso Corp.                                                   2,294       24,795
Nokia OYJ                                                    78,432    1,246,944
Outokumpu OYJ                                                 1,962       17,089
Sampo OYJ "A"                                                 5,017       38,170
Stora Enso OYJ "R"                                           11,253      118,679
TietoEnator OYJ                                               2,252       30,722
UPM-Kymmene OYJ                                               4,377      140,553

                See accompanying notes to financ ial statements.

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                               December 31, 2002

                                                             Shares      Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

FINLAND (Cont.)
Uponor OYJ                                                    1,139   $   23,284
                                                                      ----------
                                                                       1,771,016
                                                                      ----------
FRANCE (8.88%)
Accor SA                                                      3,432      103,940
Alcatel SA "A"                                               18,093       79,365
Alstom (1)                                                    4,728       23,567
Altran Technologies SA                                        3,360       16,114
Autoroutes du Sud de la France SA (1)                         1,586       38,330
Aventis SA                                                   11,243      611,157
AXA AG                                                       23,052      309,400
BIC SA                                                          943       32,508
BNP Paribas SA                                               13,362      544,477
Bouygues SA                                                   2,745       76,682
Cap Gemini SA                                                 1,654       37,804
Carrefour SA                                                  8,745      389,380
Compagnie de Saint-Gobain SA                                  5,081      149,083
Compagnie Generale des Etablissements Michelin "B"            2,102       72,484
Dassault Systemes SA                                            842       18,149
Essilor International SA                                      1,801       74,181
Etablissements Economiques du Casino Guichard-Perrachon SA      544       40,389
European Aeronautic Defence and Space Co.                     5,182       53,564
France Telecom SA                                             6,992      122,388
Groupe Danone                                                 2,076      279,291
Lafarge SA                                                    2,199      165,688
Lagardere S.C.A.                                              2,347       95,340
L'Air Liquide SA                                              1,691      223,059
L'Oreal SA                                                    5,624      428,177
LVMH Moet Hennessy Louis Vuitton SA                           3,580      147,081
Pechiney SA "A"                                               1,248       43,795
Pernod Ricard                                                   739       71,579
Pinault-Printemps-Redoute SA                                  1,216       89,453
PSA Peugeot Citroen                                           2,824      115,162
Publicis Groupe                                               1,884       39,937
Renault SA                                                    2,749      129,181
Sagem SA                                                        316       21,389
Sanofi-Synthelabo SA                                          6,583      402,403
Schneider Electric SA                                         3,493      165,280
Societe Generale "A"                                          4,934      287,365
Societe Television Francaise 1                                2,438       65,138
Sodexho Alliance SA                                           1,659       38,301
STMicroelectronics NV                                         9,908      194,224
Suez SA                                                      13,542      235,050
Technip-Coflexip SA                                             539       38,576
Thales/Ex Thomson CSF                                         1,206       31,930
Thomson Multimedia SA (1)                                     3,204       54,671
TotalFinaElf SA                                              10,595    1,513,213
Union du Credit Bail Immobilier                                 846       60,192
Valeo SA                                                      1,268       39,786

                                                             Shares     Value
                                                             ------   ----------
COMMON STOCKS (Cont.)

FRANCE (Cont.)
Vinci SA                                                      1,028   $   57,931
Vivendi Universal SA                                         15,150      244,677
                                                                      ----------
                                                                       8,070,831
                                                                      ----------
GERMANY (5.46%)
Adidas-Salomon AG                                               831       71,770
Allianz AG                                                    2,993      284,718
Altana AG                                                     1,162       53,044
BASF AG                                                       8,872      335,915
Bayer AG                                                     11,507      246,943
Bayerische Hypo- und Vereinsbank AG                           5,976       95,448
Beiersdorf AG                                                   543       60,458
Continental AG (1)                                            2,043       31,944
DaimlerChrysler AG                                           14,133      435,295
Deutsche Bank AG                                              9,171      422,496
Deutsche Boerse AG                                            1,131       45,291
Deutsche Lufthansa AG (1)                                     3,321       30,599
Deutsche Post AG                                              6,154       64,580
Deutsche Telekom AG                                          35,217      452,720
E.ON AG                                                       9,594      387,112
Epcos AG (1)                                                    900        9,322
Fresenius Medical Care AG                                       705       29,194
Gehe AG                                                         722       28,109
Heidelberger Zement AG                                          647       24,103
Infineon Technologies AG (1)                                  6,329       46,425
Karstadtquelle AG                                               926       16,034
Linde AG                                                      1,524       55,975
MAN AG                                                        2,250       31,049
Marschollek, Lautenschlaeger und Partner AG                   1,081       10,663
Merck KGaA                                                    1,409       37,557
Metro AG                                                      2,428       57,966
Muenchener Rueckversicherungs-Gesellschaft AG                 1,737      207,800
RWE AG                                                        5,924      153,551
SAP AG                                                        3,451      273,494
Schering AG                                                   3,078      133,886
Siemens AG                                                   13,380      568,659
ThyssenKrupp AG                                               5,536       61,871
TUI AG                                                        2,530       42,905
Volkswagen AG                                                 3,797      138,424
WCM Beteiligungs & Grundbesi AG (1)                           6,293       16,510
                                                                      ----------
                                                                       4,961,830
                                                                      ----------
GREECE (0.35%)
Alpha Bank AE                                                 5,380       64,926
Coca-Cola Hellenic Bottling Co. SA                            2,250       31,262
Commercial Bank of Greece                                     2,100       31,954
EFG Eurobank Ergasias                                         4,550       53,477
Hellenic Telecommunications Organization SA                   6,910       76,139

                See accompanying notes to financial statements.

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                             Shares     Value
                                                            -------   ----------

COMMON STOCKS (Cont.)

GREECE (Cont.)
National Bank of Greece SA                                    4,085   $   57,872
                                                                      ----------
                                                                         315,630
                                                                      ----------
HONG KONG (1.55%)
Bank of East Asia Ltd.                                       28,000       47,933
BOC Hong Kong Holdings Ltd. (1)                              43,000       44,112
Cathay Pacific Airways Ltd.                                  18,000       24,582
Cheung Kong (Holdings) Ltd.                                  25,000      162,695
CLP Holdings Ltd.                                            29,700      119,587
Esprit Holdings Ltd.                                         12,000       20,235
Hang Seng Bank Ltd.                                          13,000      138,363
Henderson Land Development Co. Ltd.                          11,000       33,007
Hong Kong & China Gas Co. Ltd.                               65,672       85,055
Hong Kong Exchanges & Clearing Ltd.                          20,000       25,134
Hongkong Electric Holdings Ltd.                              23,500       88,897
Hutchison Whampoa Ltd.                                       33,700      210,886
Johnson Electric Holdings Ltd.                               27,000       29,602
Li & Fung Ltd.                                               28,000       26,570
MTR Corp. Ltd.                                               25,500       26,977
New World Development Co. Ltd.                               36,000       18,004
Pacific Century CyberWorks Ltd. (1)                         150,591       23,752
Shangri-La Asia Ltd.                                         30,000       19,620
Sino Land Co. Ltd.                                           48,000       15,388
Sun Hung Kai Properties Ltd.                                 21,000      124,411
Swire Pacific Ltd. "A"                                       16,000       61,141
Television Broadcasts Ltd.                                    7,000       22,082
Wharf Holdings Ltd.                                          21,000       39,585
                                                                      ----------
                                                                       1,407,618
                                                                      ----------
IRELAND (0.73%)
Allied Irish Banks PLC                                       15,033      206,157
Bank of Ireland                                              17,167      176,367
CRH PLC                                                       8,495      105,193
Elan Corporation PLC (1)                                      5,605       12,058
Irish Life & Permanent PLC                                    5,332       57,633
Kerry Group PLC "A"                                           2,876       38,480
Ryanair Holdings PLC (1)                                      9,364       66,329
                                                                      ----------
                                                                         662,217
                                                                      ----------
ITALY (3.77%)
Alitalia SpA (1)                                             45,858       11,646
Alleanza Assicurazioni SpA                                    7,501       56,833
Arnoldo Mondadori Editore SpA                                 3,573       22,122
Assicurazioni Generali SpA                                   16,665      342,770
Autogrill SpA (1)                                             3,786       29,480
Autostrade SpA                                               14,223      141,495
Banca Monte dei Paschi di Siena SpA                          17,830       42,006
Banca Nazionale del Lavoro SpA (1)                           34,342       38,021
Benetton Group SpA                                            1,637       14,602
Bulgari SpA                                                   6,805       32,278
Capitalia SpA                                                29,934       38,261
Enel SpA                                                     33,385      173,770

                                                             Shares      Value
                                                            -------   ----------
COMMON STOCKS (Cont.)

ITALY (Cont.)
Eni SpA                                                      47,038   $  747,829
Fiat SpA                                                      4,995       40,624
Fineco SpA(1)                                                32,974       15,398
Gruppo Editoriale L'Espresso SpA                              4,516       14,739
IntesaBci SpA                                                61,296      129,291
Italgas SpA                                                   4,020       54,673
Luxottica Group SpA                                           2,482       32,740
Mediaset SpA                                                 10,047       76,545
Mediobanca SpA                                                7,961       65,497
Parmalat Finanziaria SpA                                     11,566       27,552
Pirelli SpA                                                  23,821       21,998
Riunione Adriatica di Sicurta SpA                             6,408       78,005
Sanpaolo IMI SpA                                             14,550       94,666
Seat-Pagine Gialle SpA (1)                                   81,951       55,814
Snam Rete Gas SpA                                            13,475       45,957
Telecom Italia Mobile SpA                                    61,903      282,580
Telecom Italia SpA                                           33,350      168,338
Telecom Italia SpA "A"                                       38,665      293,358
Tiscali SpA(1)                                                3,079       13,829
Unicredito Italiano SpA                                      56,638      226,451
                                                                      ----------
                                                                       3,429,168
                                                                      ----------
JAPAN (20.81%)
Acom Co. Ltd.                                                 1,200       39,437
Advantest Corp.                                               1,300       58,279
AEON Co. Ltd.                                                 4,100       97,084
AIFUL Corp.                                                     700       26,308
Ajinomoto Co. Inc.                                           10,000      104,407
Alps Electric Co. Ltd.                                        3,000       33,117
Amada Co. Ltd.                                                5,000       13,651
Asahi Breweries Ltd.                                          7,000       45,892
Asahi Glass Co. Ltd.                                         13,000       79,641
Asahi Kasei Corp.                                            21,000       52,027
Bank of Fukuoka Ltd.                                         11,000       44,122
Bank of Yokohama Ltd.                                        16,000       63,234
Banyu Pharmaceutical Co. Ltd.                                 3,000       28,162
Benesse Corp.                                                 1,500       16,811
Bridgestone Corp.                                            10,000      123,873
Canon Inc.                                                   14,000      527,345
Casio Computer Co. Ltd.                                       5,000       27,850
Central Japan Railway Co.                                        15       93,410
Chiba Bank Ltd. (The)                                        11,000       35,038
Chubu Electric Power Co. Inc.                                10,700      191,152
Chugai Pharmaceutical Co. Ltd.                                4,700       44,754
Citizen Watch Co. Ltd.                                        5,000       22,289
Credit Saison Co. Ltd.                                        2,200       37,541
CSK Corp.                                                     1,100       23,081
Dai Nippon Printing Co. Ltd.                                 12,000      132,772
Daiichi Pharmaceutical Co. Ltd.                               4,000       57,403
Daikin Industries Ltd.                                        3,000       47,527
Dainippon Ink & Chemical Inc. (1)                            14,000       22,415
Daito Trust Construction Co. Ltd.                             1,600       35,392
Daiwa House Industry Co. Ltd.                                 9,000       50,662

                See accompanying notes to financial statements.

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                               December 31, 2002

                                                               Shares     Value
                                                               ------   --------
COMMON STOCKS (Cont.)

JAPAN (Cont.)
Daiwa Securities Group Inc.                                    20,000   $ 88,818
Denso Corp.                                                     7,900    129,614
East Japan Railway Co.                                             53    263,057
Ebara Corporation                                               7,000     21,648
Eisai Co. Ltd.                                                  4,000     89,829
FamilyMart Co. Ltd.                                             1,500     29,388
Fanuc Ltd.                                                      1,900     84,057
Fast Retailing Co. Ltd.                                         1,000     35,224
Fuji Photo Film Co. Ltd.                                        8,000    260,892
Fuji Soft ABC Inc.                                                800     12,640
Fuji Television Network Inc.                                        5     20,140
Fujikura Ltd.                                                   7,000     16,634
Fujisawa Pharmaceutical Co. Ltd.                                4,000     91,514
Fujitsu Ltd.                                                   27,000     77,130
Furukawa Electric Co. Ltd.                                      8,000     16,786
Gunma Bank Ltd.                                                 9,000     39,134
Heavy Industries Co., Ltd.                                     19,000     17,292
Hirose Electric Co. Ltd.                                          600     45,808
Hitachi Ltd.                                                   48,000    184,040
Honda Motor Co. Ltd.                                           10,600    392,129
Hoya Corp.                                                      1,800    126,047
Isetan Co. Ltd.                                                 3,000     20,578
Itochu Corp.                                                   23,000     49,810
Ito-Yokado Co. Ltd.                                             6,000    176,961
Japan Airlines System Corp. (1)                                16,000     34,111
Japan Tobacco Inc.                                                 13     86,981
JFE Holdings Inc. (1)                                           8,500    103,215
JGC Corp.                                                       4,000     22,381
Joyo Bank Ltd.                                                 16,000     44,493
JSR Corp.                                                       3,000     30,134
Kajima Corp.                                                   14,000     31,263
Kaneka Corp.                                                    5,000     26,755
Kansai Electric Power Co. Inc.                                 11,500    173,755
Kao Corp.                                                      10,000    219,516
Kawasaki Heavy Industries Ltd. (1)                             24,000     19,011
Keihin Electric Express Railway Co. Ltd.                        9,000     40,954
Keio Electric Railway Co. Ltd.                                 11,000     58,305
Keyence Corp.                                                     500     87,006
Kinden Corp.                                                    5,000     18,455
Kinki Nippon Railway Co. Ltd. (1)                              27,000     58,246
Kirin Brewery Co. Ltd.                                         12,000     76,346
Komatsu Ltd.                                                   17,000     55,439
Konami Company Ltd.                                             1,700     39,252
Konica Corp.                                                    5,000     36,277
Kubota Corp.                                                   17,000     46,128
Kuraray Co. Ltd.                                                8,000     49,617
Kurita Water Industries Ltd.                                    2,000     20,140
Kyocera Corp.                                                   2,800    163,040
Kyowa Hakko Kogyo Co. Ltd.                                      7,000     29,022
Kyushu Electric Power Co. Inc.                                  7,200    105,327
Lawson Inc.                                                     1,300     31,331
Mabuchi Motor Co. Ltd.                                            500     46,010
Marubeni Corp. (1)                                             27,000     24,800

                                                               Shares     Value
                                                               ------   --------

COMMON STOCKS (Cont.)

JAPAN (Cont.)
Marui Co. Ltd.                                                  6,000   $ 58,751
Matsushita Electric Industrial Co. Ltd.                        38,000    374,652
Matsushita Electric Works Ltd.                                  8,000     49,482
Meiji Seika Kaisha Ltd.                                         8,000     23,527
Millea Holdings Inc. (1)                                           24    172,714
Minebea Co. Ltd.                                                7,000     24,362
Mitsubishi Chemical Corp. (1)                                  27,000     53,923
Mitsubishi Corp.                                               17,000    103,859
Mitsubishi Electric Corp. (1)                                  29,000     66,959
Mitsubishi Estate Co. Ltd.                                     15,000    114,266
Mitsubishi Heavy Industries Ltd.                               48,000    117,300
Mitsubishi Materials Corp. (1)                                 18,000     19,719
Mitsubishi Rayon Co.                                           11,000     25,120
Mitsubishi Tokyo Financial Group Inc.                              56    305,461
Mitsui & Co. Ltd.                                              22,000    102,705
Mitsui Chemicals Inc.                                          11,000     49,035
Mitsui Engineering & Shipbuilding Co.Ltd. (1)                  17,000     12,320
Mitsui Fudosan Co. Ltd.                                        12,000     77,863
Mitsui Mining & Smelting Co. Ltd.                              11,000     25,398
Mitsui O.S.K. Lines Ltd.                                       18,000     37,314
Mitsui Sumitomo Insurance Co. Ltd.                             22,000    101,222
Mitsui Trust Holdings Inc.                                     12,000     19,516
Mitsukoshi Ltd.                                                 8,000     16,651
Mizuho Holdings Inc.                                               91     85,118
Murata Manufacturing Co. Ltd.                                   4,100    160,656
NEC Corp.                                                      28,000    104,761
NGK Insulators Ltd.                                             6,000     32,763
NGK Spark Plug Co. Ltd.                                         3,000     19,415
Nidec Corp.                                                       600     37,415
Nikko Cordial Corp.                                            23,000     77,526
Nikon Corp. (1)                                                 5,000     37,583
Nintendo Co. Ltd.                                               1,700    158,869
Nippon COMSYS Corp.                                             3,000     10,163
Nippon Express Co. Ltd.                                        14,000     54,858
Nippon Meat Packers Inc.                                        3,000     29,957
Nippon Mining Holdings Inc. (1)                                 9,000     12,059
Nippon Oil Corp.                                               23,000    104,272
Nippon Sheet Glass Co. Ltd.                                     6,000     10,769
Nippon Steel Corp                                              88,000    103,076
Nippon Telegraph & Telephone Corp.                                 92    334,137
Nippon Unipac Holding                                              15     65,096
Nippon Yusen Kabushiki Kaisha                                  18,000     60,672
Nissan Motor Co. Ltd.                                          38,900    303,543
Nisshin Seifun Group Inc.                                       5,000     33,286
Nissin Food Products Co. Ltd.                                   1,800     40,195
Nitto Denko Corp.                                               2,400     68,358
Nomura Holdings Inc.                                           29,000    325,996
NSK Ltd.                                                        8,000     20,629
NTN Corp.                                                       9,000     31,095
NTT Data Corp.                                                     24     66,335
NTT DoCoMo Inc.                                                   297    548,100
Obayashi Corp.                                                 10,000     22,247

                 See accompanying notes to financial statements

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                            Shares      Value
                                                           -------   -----------
COMMON STOCKS (Cont.)

JAPAN (Cont.)
Oji Paper Co. Ltd.                                          13,000   $    55,869
Olympus Optical Co. Ltd.                                     4,000        65,189
Omron Corp.                                                  4,000        58,987
Onward Kashiyama Co. Ltd.                                    3,000        23,511
Oracle Corp. Japan                                             500        12,113
Oriental Land Co. Ltd.                                         800        48,471
ORIX Corp.                                                   1,400        90,250
Osaka Gas Co. Ltd.                                          38,000        93,823
Pioneer Corp.                                                3,100        58,123
Promise Co. Ltd.                                             1,400        49,903
Resona Holdings Inc. (1)                                    65,000        35,603
Ricoh Co. Ltd.                                              11,000       180,475
Rohm Co. Ltd.                                                1,800       229,190
Sankyo Co. Ltd.                                              6,800        85,322
Sanyo Electric Co. Ltd.                                     28,000        72,908
Secom Co. Ltd.                                               3,500       120,039
Sega Corp. (1)                                               1,600        15,775
Sekisui Chemical Co. Ltd.                                    9,000        23,283
Sekisui House Ltd.                                           8,000        56,628
Seven-Eleven Japan Co. Ltd.                                  7,000       213,533
77 Bank Ltd. (The)                                           9,000        36,859
Sharp Corp.                                                 16,000       151,951
Shimamura Co. Ltd.                                             400        25,482
Shimano Inc.                                                 1,900        28,819
Shimizu Corp.                                               10,000        25,027
Shin-Etsu Chemical Co. Ltd.                                  6,000       196,680
Shionogi & Co. Ltd.                                          5,000        70,700
Shiseido Co. Ltd.                                            6,000        78,015
Shizuoka Bank Ltd.                                          10,000        64,464
Showa Denko K.K. (1)                                        17,000        21,631
Showa Shell Sekiyu K.K.                                      4,000        27,774
Skylark Co.                                                  1,900        25,201
SMC Corp.                                                      900        84,486
Softbank Corp.                                               3,000        34,255
Sompo Japan Insurance Inc.                                  14,000        81,756
Sony Corp.                                                  14,800       618,589
Stanley Electric Co. Ltd.                                    3,000        33,496
Sumitomo Chemical Co. Ltd.                                  18,000        71,138
Sumitomo Corp.                                              12,000        51,572
Sumitomo Electric Industries Ltd.                           10,000        64,802
Sumitomo Metal Industries Ltd. (1)                          55,000        19,929
Sumitomo Metal Mining Co. Ltd.                               9,000        37,541
Sumitomo Mitsui Financial Group Inc. (1)                        61       190,705
Sumitomo Realty & Development Co. Ltd.                       6,000        24,421
Sumitomo Trust & Banking Co. Ltd. (The)                     14,000        56,746
Taiheiyo Cement Corp.                                       16,000        20,224
Taisei Corp.                                                13,000        20,704
Taisho Pharmaceutical Co. Ltd.                               3,000        44,114
Taiyo Yuden Co. Ltd.                                         2,000        21,202
Takara Holdings Inc.                                         4,000        17,426

                                                            Shares      Value
                                                           -------   -----------
COMMON STOCKS (Cont.)

JAPAN (Cont.)
Takashimaya Co. Ltd.                                         6,000   $    23,511
Takeda Chemical Industries Ltd.                             13,400       560,074
Takefuji Corp.                                               1,190        68,690
TDK Corp.                                                    2,100        84,588
Teijin Ltd.                                                 15,000        35,898
Terumo Corp.                                                 3,100        42,894
THK Co. Ltd.                                                 2,200        24,230
TIS Inc.                                                     1,500        22,145
Tobu Railway Co. Ltd. (1)                                   16,000        42,471
Toho Co. Ltd.                                                3,000        28,794
Tohoku Electric Power Co. Inc.                               7,600       111,883
Tokyo Broadcasting System                                    1,000        12,573
Tokyo Electric Power Co. Inc. (The)                         19,200       364,844
Tokyo Electron Ltd.                                          2,500       113,129
Tokyo Gas Co. Ltd.                                          44,000       137,929
Tokyu Corp.                                                 16,000        56,358
TonenGeneral Sekiyu K.K                                      6,000        39,437
Toppan Printing Co. Ltd.                                    12,000        90,301
Toray Industries Inc.                                       20,000        42,471
Toshiba Corp. (1)                                           46,000       144,198
Tosoh Corporation                                           11,000        26,510
Tostem Inax Holding Corp.                                    5,000        75,841
Toto Ltd.                                                    8,000        29,595
Toyo Seikan Kaisha Ltd.                                      3,000        35,771
Toyota Industries Corporation                                2,600        39,108
Toyota Motor Corp.                                          39,100     1,051,058
Trend Micro Inc. (1)                                         1,500        25,659
Ube Industries Ltd. (1)                                     17,000        17,047
UFJ Holdings Inc.                                               54        54,605
Uni-Charm Corp.                                                900        35,721
Uny Co. Ltd.                                                 3,000        29,350
Wacoal Corp.                                                 3,000        23,131
West Japan Railway Company                                      16        56,762
World Co. Ltd.                                                 700        13,449
Yakult Honsha Co. Ltd.                                       3,000        34,179
Yamada Denki Co. Ltd.                                        1,600        33,774
Yamaha Corp.                                                 3,000        27,732
Yamanouchi Pharmaceutical Co. Ltd.                           5,400       156,535
Yamato Transport Co. Ltd.                                    7,000        91,430
Yokogawa Electric Corp.                                      5,000        31,052
                                                                     -----------
                                                                      18,921,655
                                                                     -----------
LUXEMBOURG (0.08%)
Arcelor (1)                                                  5,959        73,290
                                                                     -----------

NETHERLANDS (5.40%)
ABN AMRO Holding NV                                         23,521       384,560
Aegon NV                                                    21,371       274,952
Akzo Nobel NV                                                4,898       155,381
ASML Holding NV (1)                                          7,649        63,894
Burhmann NV                                                  1,897         8,281
Getronics NV (1)                                            10,140         6,172
Hagemeyer NV                                                 2,174        15,742

                 See accompanying notes to financial statements.

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                             Shares      Value
                                                            -------   ----------
COMMON STOCKS (Cont.)

NETHERLANDS (Cont.)
Heineken NV                                                   3,368   $  131,479
IHC Caland NV                                                   745       39,325
ING Groep NV                                                 27,961      473,584
Koninklijke Ahold NV                                         10,530      133,707
Koninklijke Numico NV                                         2,735       34,441
Koninklijke Philips Electronics NV                           22,240      389,756
Koninklijke (Royal) KPN NV (1)                               28,825      187,544
QIAGEN NV (1)                                                 4,074       20,735
Reed Elsevier NV                                             10,885      133,075
Royal Dutch Petroleum Co.                                    35,447    1,560,460
TNT Post Group NV                                             6,340      102,792
Unilever NV - CVA                                             9,627      591,506
Vedior NV                                                     2,340       13,358
VNU NV                                                        3,937      102,667
Wolters Kluwer NV - CVA                                       4,998       87,065
                                                                      ----------
                                                                       4,910,476
                                                                      ----------
NEW ZEALAND (0.13%)
Carter Holt Harvey Ltd.                                      27,340       25,025
Contact Energy Ltd.                                          12,981       26,955
Telecom Corp. of New Zealand Ltd.                            28,516       67,566
                                                                      ----------
                                                                         119,546
                                                                      ----------
NORWAY (0.48%)
DNB Holding ASA                                               6,487       30,526
Gjensidige NOR ASA                                            1,329       43,547
Norsk Hydro ASA                                               2,634      118,055
Norske Skogindustrier ASA                                     2,197       31,079
Orkla ASA                                                     3,495       59,530
Statoil ASA                                                   7,496       63,298
Storebrand ASA (1)                                            4,981       18,694
Tandberg ASA (1)                                              2,262       13,061
Telenor ASA                                                   8,100       30,984
Tomra Systems ASA                                             3,804       24,764
                                                                      ----------
                                                                         433,538
                                                                      ----------
PORTUGAL (0.38%)
Banco Comercial Portugues SA "R"                             23,396       55,978
Banco Espirito Santo e Comercial de Lisboa SA                 2,554       33,502
BPI-SPGS SA - Registered                                     12,731       29,125
Brisa-Auto Estradas de Portugal SA                            7,538       41,767
CIMPOR-Cimentos de Portugal SGPS SA                             793       13,315
Electricidade de Portugal SA                                 32,737       54,623
Portugal Telecom SGPS SA                                     15,991      109,915
Sonae SGPS SA (1)                                            26,102       10,957
                                                                      ----------
                                                                         349,182
                                                                      ----------
SINGAPORE (0.90%)
Capitaland Ltd.                                              32,000       20,479

                                                             Shares      Value
                                                            -------   ----------
COMMON STOCKS (Cont.)

SINGAPORE (Cont.)
Chartered Semiconductor Manufacturing Ltd. (1)               18,000   $    7,368
City Developments Ltd.                                       11,000       26,382
DBS Group Holdings Ltd.                                      19,652      124,631
Fraser & Neave Ltd.                                           5,400       24,284
Haw Par Corp. Ltd.                                           14,792       27,802
Keppel Corp. Ltd.                                            16,000       34,131
Oversea-Chinese Banking Corp Ltd. - Ordinary Shares          18,350      102,091
Singapore Airlines Ltd.                                      13,000       76,449
Singapore Press Holdings Ltd.                                 7,000       73,451
Singapore Technologies Engineering Ltd.                      32,000       30,441
Singapore Telecommunications Ltd.                           134,000       95,797
United Overseas Bank Ltd.                                    21,392      145,532
Venture Corp. Ltd.                                            4,000       32,055
                                                                      ----------
                                                                         820,893
                                                                      ----------
SPAIN (3.19%)
Acerinox SA                                                   1,044       38,334
Acesa Infraestructuras SA                                     3,427       38,840
Acesa Infraestructuras SA Rights (1)                          3,427        1,978
Actividades de Construcciony Servicios SA                       882       28,369
Altadis SA                                                    5,421      123,674
Amadeus Global Travel Distribution SA "A"                     4,604       18,988
Banco Bilbao Vizcaya Argentaria SA                           51,492      492,806
Banco Santander Central Hispano SA                           71,081      487,834
Endesa SA                                                    15,700      183,703
Fomento de Construccionesy Contratas SA                       1,111       24,950
Gas Natural SDG SA                                            3,991       75,680
Grupo Dragados SA                                             2,879       48,944
Grupo Ferrovial SA                                            1,209       30,640
Iberdrola SA                                                 13,448      188,400
Industria de Diseno Textil SA                                 3,961       93,567
Repsol YPF SA                                                15,765      208,452
Sociedad General de Aguas de Barcelona SA                     2,893       29,145
Telefonica SA (1)                                            76,306      683,044
Terra Networks SA(1)                                          6,752       28,413
Union Fenosa SA                                               4,548       59,897
Zeltia SA Rights                                              2,783       15,829
                                                                      ----------
                                                                       2,901,487
                                                                      ----------
SWEDEN (1.88%)
ASSA Abloy AB "B"                                             5,141       58,707
Atlas Copco AB "A"                                            2,002       39,060
Drott AB "B"                                                  2,450       27,274
Electrolux AB "B"                                             5,910       93,263

                 See accompanying notes to financial statements.

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                             Shares     Value
                                                            -------   ----------
COMMON STOCKS (Cont.)

SWEDEN (Cont.)
Gambro AB "A"                                                 3,797   $   21,135
Hennes & Mauritz AB "B"                                       8,045      155,115
Modern Times Group AB "B" (1)                                 1,910       15,454
Nordea AB                                                    38,920      171,523
OM AB                                                         4,142       19,775
Sandvik AB                                                    4,143       92,481
Securitas AB "B"                                              5,726       68,344
Skandia Forsakrings AB                                       14,766       39,316
Skandinaviska Enskilda Banken AB "A"                          8,269       68,803
Skanska AB "B"                                                6,817       39,901
SKF AB "B"                                                    1,399       36,286
Svenska Cellulosa AB "B"                                      3,257      109,896
Svenska Handelsbanken AB "A"                                  9,356      124,556
Swedish Match AB                                              6,895       54,205
Tele2 AB "B" (1)                                              1,708       45,183
Telefonaktiebolaget LM Ericsson AB "B" (1)                  263,049      184,155
Telia AB                                                     32,548      122,522
Trelleborg AB "B"                                             2,686       21,733
Volvo AB"A"                                                   1,873       29,234
Volvo AB"B"                                                   3,521       57,381
WM-Data AB "B"                                               17,160       14,967
                                                                      ----------
                                                                       1,710,269
                                                                      ----------
SWITZERLAND (7.91%)
ABB Ltd. (1)                                                 17,326       49,245
Adecco SA                                                     2,179       85,414
Centerpulse AG - Registered (1)                                 227       39,565
Ciba Specialty Chemicals AG                                   1,164       81,153
Clariant AG - Registered                                      2,410       38,520
Compagnie Financiere Richemont AG                             9,096      169,724
Credit Suisse Group (1)                                      19,863      430,961
Givaudan SA - Registered                                        140       62,776
Holcim Ltd. "B"                                                 508       92,217
Kudelski SA- Bearer (1)                                         577        7,824
Logitech International SA - Registered (1)                      750       22,375
Lonza Group AG - Registered                                   1,094       66,461
Nestle SA                                                     6,607    1,400,051
Novartis AG                                                  45,555    1,662,146
Roche Holding AG - Bearer                                       833      105,428
Roche Holding AG - Genusschein                               11,632      810,547
Serono SA                                                       130       69,668
Societe Generale de Surveillance Holding SA                     113       33,997
Swatch Group (The) AG - Registered                            1,482       25,080
Swatch Group (The) AG "B"                                       594       49,403
Swiss Re                                                      5,218      342,281
Swisscom AG                                                     459      132,950
Syngenta AG                                                   1,802      104,325
Synthes-Stratec Inc.                                             78       47,837
UBS AG - Registered (1)                                      20,997    1,020,466

                                                             Shares     Value
                                                            -------   ----------
COMMON STOCKS (Cont.)

SWITZERLAND (Cont.)
Unaxis Holding AG "R"                                           230   $   15,387
Zurich Financial Services AG                                  2,460      229,508
                                                                      ----------
                                                                       7,195,309
                                                                      ----------
UNITED KINGDOM (27.00%)
AMEC PLC                                                      5,249       12,105
Amersham PLC                                                 12,270      109,829
AMVESCAP PLC                                                 10,098       64,702
Arm Holdings PLC (1)                                         16,811       12,991
Associated British Ports HoldingsPLC                          6,146       39,528
AstraZeneca PLC                                              28,745    1,027,340
Aviva PLC                                                    36,898      263,151
AWG PLC (1)                                                   3,963       27,657
BAA PLC                                                      17,955      145,685
BAE Systems PLC                                              51,963      103,733
Balfour Beatty PLC                                            7,911       18,403
Barclays PLC (2)                                            109,330      677,640
Barratt Developments PLC                                      4,556       28,679
BBA Group PLC                                                11,951       35,546
Berkeley Group (The) PLC                                      2,351       22,463
BG Group PLC                                                 57,557      248,332
BHP Billiton PLC                                             40,056      213,933
BOC Group PLC                                                 8,230      117,655
Boots Co. PLC                                                15,128      142,718
BP PLC                                                      375,006    2,577,894
BPB PLC                                                       9,923       39,299
Brambles Industries PLC                                      15,750       38,541
British Airways PLC (1)                                       9,883       21,479
British American Tobacco PLC                                 27,089      270,604
British Land Co. PLC                                          8,357       60,812
British Sky Broadcasting Group PLC (1)                       20,668      212,617
BT Group PLC                                                144,411      453,350
Bunzl PLC                                                     9,965       60,962
Cable & Wireless PLC                                         39,464       28,431
Cadbury Schweppes PLC                                        33,510      208,778
Canary Wharf Finance PLC (1)                                  8,565       32,473
Capita Group PLC                                             11,482       45,750
Carlton Communications PLC                                   11,690       25,265
Celltech Group PLC (1)                                        4,521       25,110
Centrica PLC                                                 70,433      193,897
Chubb PLC                                                    15,278       21,583
Close Brothers Group PLC                                      3,009       26,934
Compass Group PLC                                            37,119      197,201
Corus Group PLC (1)                                          50,808       22,289
Daily Mail and General Trust PLC "A"                          5,187       48,558
De La Rue PLC                                                 4,444       20,855
Diageo PLC                                                   53,302      579,223
Dixons Group PLC                                             34,552       80,657
Electrocomponents PLC                                         7,289       33,678
EMI Group PLC                                                13,920       31,150
Exel PLC                                                      5,770       63,909
FirstGroup PLC                                                7,937       30,092
FKI PLC                                                      11,736       16,627

                See accompanying notes to financial statements.

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2002

                                                           Shares       Value
                                                          --------   -----------
COMMON STOCKS (Cont.)

UNITED KINGDOM (Cont.)
George Wimpey PLC                                            6,840   $    29,291
GKN PLC                                                     12,002        38,789
GlaxoSmithKline PLC                                        100,729     1,932,990
Granada PLC                                                 45,433        58,331
GUS PLC                                                     17,159       159,392
Hammerson PLC                                                5,164        39,157
Hanson PLC                                                  11,831        52,569
Hays PLC                                                    33,912        50,637
HBOS PLC                                                    62,049       654,297
Hilton Group PLC                                            28,656        77,043
HSBC Holdings PLC                                          156,488     1,729,500
IMI PLC                                                      7,298        30,841
Imperial Chemical Industries PLC                            21,454        79,439
Imperial Tobacco Group PLC                                  12,431       211,134
International Power PLC (1)                                 18,789        28,963
Invensys PLC                                                55,332        46,989
J Sainsbury PLC                                             23,509       105,499
Johnson Matthey PLC                                          3,841        49,469
Kelda Group PLC                                              8,092        55,236
Kidde PLC                                                   16,008        18,233
Kingfisher PLC                                              43,154       154,579
Land Securities Group PLC                                    7,864        99,383
Legal & General Group PLC                                  104,500       161,505
Lloyds TSB Group PLC                                        91,168       654,600
LogicaCMG PLC                                               14,705        35,510
Man Group PLC                                                4,439        63,388
Marks & Spencer Group PLC                                   39,264       199,115
Misys PLC                                                   10,969        31,080
National Grid Transco PLC                                   50,704       372,634
Next PLC                                                     5,395        63,968
Novar PLC                                                   12,999        22,706
P&O Princess Cruises PLC                                    11,447        79,427
Pearson PLC                                                 13,313       123,130
Peninsular & Oriental Steam Navigation  Co. PLC             15,236        40,349
Pilkington PLC                                              20,386        19,035
Provident Financial PLC                                      4,961        47,441
Prudential Corp. PLC                                        33,763       238,619
Rank Group PLC                                              11,036        47,349
Reckitt Benckiser PLC                                        9,340       181,189
Reed International PLC                                      21,798       186,693
Rentokil Initial PLC                                        33,757       119,560
Reuters Group PLC                                           24,366        69,628
Rexam PLC                                                    7,482        51,072
Rio Tinto PLC                                               17,775       354,838
RMC Group PLC                                                4,624        27,320
Rolls Royce PLC                                             28,381        48,889
Royal Bank of Scotland Group PLC                            45,779     1,096,650
Royal Sun Alliance Industries Group PLC                     27,051        52,586
SABMiller PLC                                               13,065        92,862
Safeway PLC                                                 20,525        70,465
Sage Group PLC                                              20,461        43,810
Schroders PLC                                                2,680        22,047

                                                           Shares       Value
                                                         ---------   -----------
COMMON STOCKS (Cont.)

UNITED KINGDOM (Cont.)
Scottish & Newcastle PLC                                    12,527   $    93,475
Scottish & Southern Energy PLC                              14,064       153,963
Scottish Power PLC                                          31,382       183,142
Serco Group PLC                                              9,643        23,752
Severn Trent PLC                                             6,011        67,159
Shell Transport & Trading Co. PLC                          160,076     1,054,019
Signet Group PLC                                            30,914        33,843
Six Continents PLC                                          15,471       125,032
Slough Estates PLC                                           7,368        40,211
Smith & Nephew PLC                                          14,952        91,591
Smiths Group PLC                                             9,900       110,849
SSL International PLC                                        4,550        18,862
Stagecoach Group PLC                                        22,950        10,899
Tate & Lyle PLC                                              7,802        39,565
Taylor Woodrow PLC                                          10,062        27,457
Tesco PLC                                                  117,974       368,457
3i Group PLC                                                 9,474        84,650
Unilever PLC                                                46,332       440,826
United Business Media PLC                                    6,060        28,292
United Utilities PLC                                         9,896        99,413
Vodafone Group PLC                                       1,140,536     2,079,439
Whitebread PLC                                               5,511        47,998
Wolseley PLC                                                10,259        86,131
WPP Group PLC                                               19,499       148,952
                                                                     -----------
                                                                      24,557,311
                                                                     -----------
UNITED STATES (1.36%)
iShares MSCI EAFE Index Fund (3)                            12,469     1,234,556
                                                                     -----------
TOTAL COMMON STOCKS
(Cost: $121,753,500)                                                  89,515,378
                                                                     -----------

                                                            Shares        Value
                                                            ------       -------
PREFERRED STOCKS (0.44%)

AUSTRALIA (0.19%)
News Corporation Ltd. (The)                                 32,734       176,030
                                                                         -------
GERMANY (0.21%)
Henkel KGaA                                                    941        59,792
Hugo Boss AG                                                   843         8,873
Porsche AG                                                     160        66,490
Prosieben Satellite MediaAG                                  1,594        10,873
Volkswagen AG                                                1,739        45,623
                                                                         -------
                                                                         191,651
                                                                         -------

                See accompanying notes to financial statements.

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                       SCHEDULE OF INVESTMENTS (Continued)
                               December 31, 2002

                                                        Shares         Value
                                                       ---------    -----------
PREFERRED STOCKS (Cont.)

ITALY (0.04%)
IntesaBci SpA - RNC                                       19,873    $    32,742
                                                                    -----------

TOTAL PREFERRED STOCKS
(Cost: $547,807)                                                        400,423
                                                                    -----------

                                                        Shares         Value
                                                       ---------    -----------
SHORT TERM INSTRUMENTS (6.02%)
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                                4,797,528      4,797,528
BlackRock Temp Cash Money
   Market Fund                                           586,915        586,915
Dreyfus Money Market Fund                                 50,596         50,596
Goldman Sachs Financial Square Prime
   Obligation Fund                                        44,076         44,076
                                                                    -----------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $5,479,115)                                                    5,479,115
                                                                    -----------

TOTAL INVESTMENTS IN SECURITIES (104.90%)
(Cost $127,780,422)                                                  95,394,916

OTHER ASSETS, LESS LIABILITIES (-4.90%)                              (4,459,467)
                                                                    -----------
NET ASSETS (100.00%)                                                $90,935,449
                                                                    ===========

(1)  Non-income producing security.
(2)  Issuer is affiliated with the Master Portfolio's investment advisor. See
     Note 2.
(3)  Non-controlled affiliated issuer. See Note 2.

                See accompanying notes to financial statements.

                           MASTER INVESTMENT PORTFOLIO
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 2002

                                                    S&P 500 Index     Russell 2000 Index   International Index
                                                   Master Portfolio    Master Portfolio      Master Portfolio
                                                   ----------------   ------------------   -------------------
Assets
   Investments at cost:
      Unaffiliated issuers                          $2,783,787,551       $101,461,414          $126,577,983
                                                    --------------       ------------          ------------
      Non-controlled affiliated issuers             $           --       $         --          $  1,202,439
                                                    --------------       ------------          ------------
      Foreign currency, at cost                     $           --       $         --          $    314,729
                                                    --------------       ------------          ------------
   Investments in securities, at value
      (including securities on loan (1)(Note 1)
      Unaffiliated issuers                          $2,381,582,384       $ 87,185,058          $ 94,160,360
      Non-controlled affiliated issuers                         --                 --             1,234,556
   Cash pledged for margin requirements (Note 1)                --                 --             1,047,634
   Foreign currency, at value                                   --                 --               318,703
   Receivables:
      Investment securities sold                                --             50,580                98,420
      Dividends and interest                             3,890,765            132,253               276,721
      Due from broker - variation margin                   146,195                 --                    --
      Unrealized gain on forward foreign
       currency exchange contracts                              --                 --                53,654
                                                    --------------       ------------          ------------
      Total Assets                                   2,385,619,344         87,367,891            97,190,048
                                                    --------------       ------------          ------------

Liabilities
   Payables:
      Investment securities purchased                           --          3,005,635               486,714
      Due to broker - variation margin                          --             10,635               967,579
      Collateral for securities loaned (Note 4)         45,475,450          6,879,335             4,729,279
      Due to bank                                            1,736                526                30,097
      Advisory fees (Note 2)                               223,073             11,308                17,966
      Administration fees (Note 2)                              --              2,827                22,964
                                                    --------------       ------------          ------------
      Total Liabilities                                 45,700,259          9,910,266             6,254,599
                                                    --------------       ------------          ------------
   Net Assets                                       $2,339,919,085       $ 77,457,625          $ 90,935,449
                                                    ==============       ============          ============

(1) Securities on loan with market values of $43,498,462, $6,525,408 and $4,441,500, respectively. See Note 4.

   The accompanying notes are an integral part of these financial statements.

                          MASTER INVESTMENT PORTFOLIO
                            STATEMENTS OF OPERATIONS

                                                    S&P 500 Index     Russell 2000 Index   International Index
                                                   Master Portfolio    Master Portfolio     Master Portfolio
Year ended December 31,2002                        ----------------   ------------------   -------------------
---------------------------
Net Investment Income                                $  40,333,823       $    967,691          $  1,917,524
   Dividends (1)                                         1,442,527             68,313                15,149
   Interest                                                 92,278             27,422                56,010
   Securities lending income                         -------------       ------------          ------------
      Total investment income                           41,868,628          1,063,426             1,988,683

Expenses (Note 2)
   Advisory fees                                         1,291,462             57,447               137,255
   Administration fees                                          --             14,362                91,503
                                                     -------------       ------------          ------------
Total expenses                                           1,291,462             71,809               228,758
                                                     -------------       ------------          ------------
Net investment income                                   40,577,166            991,617             1,759,925

Realized and Unrealized Gain (Loss) on
   Investments
   Net realized loss on sale of investments           (236,862,884)          (510,520)           (6,476,929)
   Net realized loss on futures contracts              (18,956,405)          (553,258)             (474,945)
   Net realized gain on foreign currency
      transactions                                              --                 --                18,684
   Net increase from payments by affiliates
      (Note 2)                                                  --                 --                20,295
   Net change in unrealized appreciation
      (depreciation) of investments                   (454,424,345)       (16,476,445)          (10,665,066)
   Net change in unrealized appreciation
      (depreciation) of futures contracts               (2,667,819)           (65,391)              (20,887)
   Net change in unrealized appreciation
      (depreciation) on translation of assets
      and liabilities in foreign currencies                     --                 --                74,418
                                                     -------------       ------------          ------------
Net loss on investments                               (712,911,453)       (17,605,614)          (17,524,430)
                                                     -------------       ------------          ------------
Net decrease in net assets resulting from
   operations                                        $(672,334,287)      $(16,613,997)         $(15,764,505)
                                                     =============       ============          ============

(1) Net of foreign withholding tax of $113,931, $331 and $254,858, respectively.

   The accompanying notes are an integral part of these financial statements.

                                MASTER INVESTMENT
                  PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS

                                                           S&P 500 Index Master Portfolio
                                                          -------------------------------
Years ended December 31                                        2002             2001
-----------------------                                   --------------   --------------
Increase (decrease) in net assets

Operations:
   Net investment income                                  $   40,577,166   $   37,024,939
   Net realized gain (loss)                                 (255,819,289)     (12,632,674)
   Net change in unrealized appreciation (depreciation)     (457,092,164)    (404,143,934)
                                                          --------------   --------------
Net increase (decrease) in net assets resulting
   from operations                                          (672,334,287)    (379,751,669)

Interestholder transactions:
   Contributions                                           1,124,925,648      931,988,808
   Withdrawals                                              (904,586,226)    (988,412,872)
                                                          --------------   --------------
   Net increase (decrease) in net assets resulting from
      interestholder transactions                            220,339,422      (56,424,064)
                                                          --------------   --------------
Increase (decrease) in net assets                           (451,994,865)    (436,175,733)

NET ASSETS:
   Beginning of year                                       2,791,913,950    3,228,089,683
                                                          --------------   --------------
   End of year                                            $2,339,919,085   $2,791,913,950
                                                          ==============   ==============

   The accompanying notes are an integral part of these financial statements.

Russell 2000 Index Master Portfolio   International Index Master Portfolio
-----------------------------------   ------------------------------------
        2002          2001                    2002           2001
    ------------   ------------           ------------   ------------




    $    991,617   $    883,386           $  1,759,925   $  1,424,834
      (1,063,778)     1,153,993             (6,912,895)    (4,519,519)
     (16,541,836)        43,015            (10,611,535)   (20,462,098)
    ------------   ------------           ------------   ------------
     (16,613,997)     2,080,394            (15,764,505)   (23,556,783)

      36,605,722     22,766,923             48,313,518     27,264,274
      (8,022,226)   (11,589,092)           (34,072,197)   (17,072,044)
    ------------   ------------           ------------   ------------
      28,583,496     11,177,831             14,241,321     10,192,230
    ------------   ------------           ------------   ------------
      11,969,499     13,258,225             (1,523,184)   (13,364,553)

      65,488,126     52,229,901             92,458,633    105,823,186
    ------------   ------------           ------------   ------------
    $ 77,457,625   $ 65,488,126           $ 90,935,449   $ 92,458,633
    ============   ============           ============   ============

                See accompanying notes to financial statements.

                           MASTER INVESTMENT PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS

1.   Significant accounting policies

Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

These financial statements relate only to the S&P 500 Index, Russell 2000 Index and International Index Master Portfolios (each, a "Master Portfolio", collectively the "Master Portfolios").

The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements. Such policies are in conformity with accounting principles generally accepted in the United State of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

The equity securities of each Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by MIP's Board of Trustees.

Securities transactions and income recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolios amortize premiums and accrete discounts on debt securities purchased, using a constant yield to maturity method.

Foreign currency translation

The accounting records of the Master Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transactions.

The Master Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Master Portfolios as a component of realized and unrealized gains and losses from investments for financial reporting purposes

Federal income taxes

MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in a Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, each Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

                           MASTER INVESTMENT PORTFOLIO

Futures contracts

The Master Portfolios may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolios agree to receive from or pay to the broker an amount ofcash equal to the daily fluctuation inthe value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolios as unrealized gains or losses. When the contract is closed, the Master Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolios are required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

As of December 31, 2002, the open futures contracts outstanding were as follows:

====================================================================================================================
                                       Number of                                        Notional      Net unrealized
          Master Portfolio             contracts   Futures Index   Expiration date   contract value    depreciation
------------------------------------   ---------   -------------   ---------------   --------------   --------------
S&P 500 Index Master Portfolio            361      S&P 500            03/20/2003       $79,320,725     ($2,398,295)

Russell 2000 Index Master Portfolio         8      Russell 2000       03/21/2003         1,532,800        ($35,419)
                                           17      Russell Mini       03/20/2003           651,440          (7,822)
                                                                                                        ----------
                                                                                                          ($43,241)

International Index Master Portfolio       12      Euro 50            03/20/2003           301,598         ($9,406)
                                            4      FTSE 100           03/20/2003           251,885          (1,971)
                                           12      Nikkei 300         03/20/2003           166,647          (3,399)
                                                                                                        ----------
                                                                                                          ($14,776)
====================================================================================================================

The S&P 500 Index and Russell 2000 Index Master Portfolios have pledged to brokers U.S. Treasury Bills for initial margin requirements with principal amounts of $8,150,000 and $350,000, respectively.

The International Index Master Portfolio has pledged to a broker a cash balance in the amount of $1,047,634 for initial margin requirements.

Repurchase agreements

Each Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller,collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are market-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. None of the Master Portfolios held repurchase agreements at December 31, 2002.

Forward currency exchange contracts

A foreign currency or cross currency exchange contract is an agreementto pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The International Index Master Portfolio may use foreign currency or cross currency exchange contracts to hedge certain foreign currency assets and liabilities. Contracts are recorded at market value and market-to-market daily.The International Index Master Portfolio could be exposed to risk if the counterparties to the contracts were unable to meet the terms of the contract, or if there were unanticipated movements in the value of a foreign currency relative to the U.S.dollar and other foreign currencies. The amount at risk for such foreign currency or cross currency exchange contracts may exceed the amount reflected in the financial statements.

                           MASTER INVESTMENT PORTFOLIO

At December 31, 2002, the International Index Master Portfolio held the following forward foreign currency exchange contracts:

===========================================================================================================================
Foreign currency                                 Foreign currency
 purchased/sold    Currency purchase contracts     cost/proceeds    Exchange date   U.S. dollar value   Net unrealized gain
----------------   ---------------------------   ----------------   -------------   -----------------   -------------------
      250,536      British Pound Sterling            $389,574          02/07/03          $402,239             $12,665
      707,517      Euro                               703,887          02/07/03           741,257              37,370
   17,042,460      Japanese Yen                       140,205          02/07/03           143,824               3,619
                                                                                                              -------
                                                                                            Total             $53,654
===========================================================================================================================

2. Agreements and other transactions with affiliates

Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets.BGFA isa California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.05% and 0.08% of the average daily net assets of the S&P 500 Index and Russell 2000 Index Master Portfolios, respectively, and 0.15% of the first $1 billion, and 0.10% thereafter of the average daily net assets of the International Index Master Portfolio, as compensation for advisory services.

Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as subadministrator of each Master Portfolio.

Stephens Inc. ("Stephens") is the sponsor and placement agent for the Master Portfolios.

MIP has entered into administrative services arrangements with BGI and Stephens as co-administrators who have agreed jointly to provide general administrative services to the Master Portfolios such as managing and coordinating third-party service relationships. BGI and Stephens are entitled to receive a fee at an annual rate of 0.02% of the average daily net assets of the Russell 2000 Index Master Portfolio, and 0.10% of the first $1 billion, and 0.07% thereafter, of the average daily net assets of the International Index Master Portfolio. Stephens and BGI are not entitled to compensation for providing administration services to the S&P 500 Index Master Portfolio, for so long as BGI or Stephens are entitled to compensation for providing co-administration services to a corresponding feeder fund that invests substantially all of its assets in the S&P 500 Index Master Portfolio, or either BGI or Stephens (or an affiliate) receives advisory fees from the S&P 500 Index Master Portfolio. BGI and Stephens may delegate certain of their administrative duties to sub-administrators.

Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolios. For the year ended December 31, 2002, BGIS received $330 in brokerage commissions from the International Index Master Portfolio.

As a result of using an index approach to investing, the International Index Master Portfolio held shares of Barclays PLC, with a current market value of $677,640, as of December 31, 2002. Barclays PLC is an affiliate of BGFA, the Master Portfolios' investment advisor.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Master Portfolio may invest in the Institutional Shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds.The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Master Portfolios' investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including other investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolios are recorded as either interest income or securities lending income in the accompanying Statements of Operations.

The Master Portfolios may invest in the shares of Exchange Traded Funds ("ETFs"), including shares of ETFs that are affiliated with MIP, to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. As of December 31, 2002, the International Index Master Portfolio held shares of the iShares MSCI EAFE Index Fund, an investment portfolio of iShares Trust. iShares Trust is an open-end management investment company managed by BGFA, the investment advisor for MIP.

                           MASTER INVESTMENT PORTFOLIO

Transactions in shares of affiliated ETFs for the International Index Master Portfolio, including dividend income and net realized capital gains (losses) during the year ended December 31, 2002, were as follows:

===============================================================================================================================
                               Number of shares held     Gross       Gross      Number of shares held   Dividend   Net realized
       Affiliated ETF           beginning of period    additions   reductions       end of period        income        loss
----------------------------   ---------------------   ---------   ----------   ---------------------   --------   ------------
iShares MSCI EAFE Index Fund             --              65,126      52,657             12,469           $23,471     ($93,620)
===============================================================================================================================

Pursuant to Rule 17a-7 of the 1940 Act, the S&P 500 Index Master Portfolio executed cross trades for the year ended December 31, 2002. Cross trading is the buying or selling of portfolio securities between funds to which BGFA serves as investment advisor. The Board has concluded that all such transactions were done in compliance with the requirements and restrictions set forth by rule 17a-7.

BGFA made a voluntary reimbursement to the International Index Master Portfolio of $20,295, to compensate the Master Portfolio for a loss incurred in executing investment transactions.

Certain officers and trustees of MIP are also officers or employees of Stephens and BGI. As of December 31, 2002, these officers or employees of Stephens and BGI collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.

3. Investment portfolio transactions

Investment transactions (exclusive of short-term instruments) for the year ended December 31, 2002 were as follows:

==================================================================
Master Portfolio                         Purchases        Sales
------------------------------------   ------------   ------------
S&P 500 Index Master Portfolio         $491,534,041   $300,747,965
Russell 2000 Index Master Portfolio      48,667,808     19,109,371
International Index Master Portfolio     33,200,999     18,097,138
==================================================================

At December 31, 2002, the Master Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

=====================================================================================================
                                                         Unrealized      Unrealized    Net unrealized
Master Portfolio                          Tax cost      appreciation    depreciation    depreciation
------------------------------------   --------------   ------------   -------------   --------------
S&P 500 Index Master Portfolio         $2,891,970,317    $94,505,075   ($604,893,008)  ($510,387,933)
Russell 2000 Index Master Portfolio       101,590,258      6,001,946     (20,407,146)    (14,405,200)
International Index Master Portfolio      131,540,223             --     (36,145,307)    (36,145,307)
=====================================================================================================

                           MASTER INVESTMENT PORTFOLIO

4. Portfolio securities loaned

Each Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The initial collateral received is required to have a value of atleast 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

As of December 31, 2002, the Master Portfolios had loaned securities which were collateralized by cash. The cash collateral received was invested in money market mutual funds. The market value of the securities on loan at December 31, 2002 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities.

5. Financial highlights

                                                Year ended   Year ended     Year ended    Period ended   Year ended   Year ended
                                                 December     December       December      December       February     February
                                                    31,          31,           31,             31,           28,          28,
                                                   2002         2001          2000            1999          1999         1998
                                                ----------   ----------   -------------   ------------   ----------   ----------
   S&P 500 Index Master Portfolio
Ratio of expenses to average net assets (4)       0.05%          0.05%      0.05%          0.05%(1)         0.05%        0.05%
Ratio of net investment income to average net
   assets (4)                                     1.57%          1.31%      1.22%          1.44%(1)         1.61%        1.89%
Portfolio turnover rate                             12%             9%        10%             7%(1)           11%           6%
Total return                                    (22.05)%       (11.96)%    (9.19)%        19.82%(1)(5)     19.65%       34.77%

   Russell 2000 Index Master Portfolio
Ratio of expenses to average net assets (4)       0.10%          0.10%      0.09%(2)           N/A          N/A           N/A
Ratio of net investment income to average net
   assets (4)                                     1.38%          1.45%      3.30%(2)           N/A          N/A           N/A
Portfolio turnover rate                             28%            46%         0%(2)(6)        N/A          N/A           N/A
Total return                                    (20.32)%         2.30%     (4.40)%(2)(5)       N/A          N/A           N/A

   International Index Master Portfolio
Ratio of expenses to average net assets (4)       0.25%          0.25%      0.25%          0.25%(3)         N/A           N/A
Ratio of net investment income to average net
   assets (4)                                     1.92%          1.50%      1.47%          0.82%(3)         N/A           N/A
Portfolio turnover rate                             20%             7%        45%            39%(3)         N/A           N/A
Total return                                    (16.36)%(7)    (21.35)%   (14.85)%        20.50%(3)(5)      N/A           N/A

(1) For the ten months ended December 31, 1999. The S&P 500 Index Master Portfolio changed its fiscal year end from February 28 to December 31.
(2) Period from December 19, 2000 (commencement of operations) to December 31, 2000.
(3)  Period from October 1, 1999 (commencement of operations) to December 31,
     1999.
(4)  Annualized for periods of less than one year.
(5)  Not annualized.
(6)  Rounds to less than 1%
(7) The voluntary reimbursement made by the investment advisor had no material impact on the total return for the year (see Note 2).

INDEPENDENT ACCOUNTANTS' REPORT

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, Russell 2000 Index Master Portfolio, and International Index Master Portfolio, three portfolios of Master Investment Portfolio (the "Portfolios"), at December 31, 2002, the results of their operations for the year then ended, and the change in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits on these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements of the Portfolios at December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expresses an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

San Francisco, California

February 7, 2003

Master Investment Portfolio
Trustees Information (Unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified.

Master Investment Portfolio, Barclays Global Investors Funds ("BGIF"), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF and oversees 23 portfolios within the fund complex. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc. and oversees 101 portfolios with the fund complex.

Unless otherwise noted in the tables below, the address for each Trustee is 111 Center Street, Little Rock, Arkansas 72201. Additional information about Master Portfolios' Trustees may be found in the Master Portfolios' Statements of Additional Information, which are available without charge upon request by calling toll-free 1-888-204-3956.

                        Interested Trustees and Officers

                                                                                                    Other Public Company and
                                    Position(s),              Principal Occupation During Past         Investment Company
  Name, Address and Age          Length of Service                      Five Year                         Directorships
-------------------------   ----------------------------   --------------------------------------   ------------------------
Lee T. Kranefuss, *40       Trustee since November 16,     Chief Executive Officer of the           None
45 Fremont Street           2001, Chairman and President   Individual Investors Business of
San Francisco, CA 94105                                    Barclays Global investors, N.A.
                                                           ("BGI")

Michaael A. Latham, 37      Treasurer and Chief            Director of Mutual Fund Delivery of      None
45 Fremont Street           Financial Officer              the Individual Investors Business
San Francisco, CA 94105                                    of BGI (since 2000); Head of
                                                           Operations, BGI Europe (1997-2000);
                                                           Manager of Portfolio Accounting
                                                           Group (1994-1997)

Richard H. Blank, Jr., 46   Secretary                      Senior Vice President of Stephens Inc.   Director of Capo, Inc.

* Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the co-administrator of the Master Portfolios and the parent company of BGFA, the investment advisor of the Master Portfolios.

                              Independent Trustees

                                                                                                      Other Public Company and
                                     Position(s),             Principal Occupation During Past            Investment Company
 Name, Address and Age           Length of Service                        Five Year                         Directorships
-------------------------   ----------------------------   --------------------------------------   -----------------------------
Mary G. F. Bitterman, 58    Trustee since November 16,     President and Chief Executive office     Director of Pacific
                            2001                           of The James Irvine Foundation           Century Financial
                                                           (non-profit foundation); President and   Corporation/Bank of Hawaii.
                                                           Chief Executive Officer of KQED, Inc.
                                                           (public television and radio) from
                                                           1993-2002.

Jack S. Euphrat, 80         Trustee since October 20,      Private Investor                         None
                            1993

W. Rodney Hughes, 76        Trustee since October 20,      Private Investor                         Trustee of the Wells Fargo
                            1993                                                                    Funds (oversees 96
                                                                                                    portfolios); President of
                                                                                                    Wells Fargo Funds November
                                                                                                    1999 to May 2000.

Richard K. Lyons, 41        Trustee since November 16,     Professor, University of California,     Director of Matthews Asian
                            2001                           Berkeley: Haas School of Business        Funds (oversees 6 portfolios)
                                                           Member, Council of Foreign Relations     .

Leo Soong, 56               Trustee since February 9,      Managing Director of CG Roxane LLC       None
                            2000                           (water company); Co-Founder of Crystal
                                                           Geyser Water Co.; President of Crystal
                                                           Geyser Water Co. (through 2000).

State Farm Mutual Funds                                      -------------------
Three State Farm Plaza, N-1                                      U.S.POSTAGE
Bloomington, IL 61791-0001                                          PAID
                                                                 STATE FARM
                                                             INSURANCE COMPANIES
                                                             -------------------

FORWARDING SERVICE REQUESTED

                                                              PRESORTED STANDARD

[LOGO] STATE FARM INSURANCE           ----------------------------
 Mutual Funds(R)                        Not
                                       FDIC    . May lose value
                                      Insured  . No bank guarantee
                                      ----------------------------

120-6345 a.1-CH                       There is no assurance that the Funds will
Printed in U.S.A.                     achieve their investment objective.
                                      Investment return and principal value will
                                      fluctuate and Fund shares, when redeemed,
                                      may be worth more or less than their
                                      original cost. State Farm Mutual Funds(R)
                                      are not insurance products and are offered
                                      by State Farm VP Management Corp.
                                      (Underwriter and Distributor of Securities
                                      Products), One State Farm Plaza,
2002 State Farm VP Management Corp.   Bloomington, IL 61710-0001 1-800-447-4930